UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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ASPEN INSURANCE HOLDINGS LIMITED

(Name of Registrant as Specified In Its Charter)

(Name of person(s) Filing Proxy Statement, if other than the Registrant)

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November 6, 2018

Dear Aspen Insurance Holdings Limited Shareholder:

You are cordially invited to attend a special general meeting of the shareholders of Aspen Insurance Holdings Limited (“Aspen,” the “Company,” “our,” “us,” or “we”), which will be held at Aspen’s office located at 141 Front Street, Hamilton HM19, Bermuda, on December 10, 2018, commencing at 9:00 a.m., local time, or any adjournment thereof.

At the special general meeting, you will be asked to consider and vote on a proposal to approve the Agreement and Plan of Merger, dated as of August 27, 2018 (as it may be amended from time to time, the “merger agreement”), by and among Highlands Holdings, Ltd., a Bermuda exempted company (“Parent”), Highlands Merger Sub, Ltd., a Bermuda exempted company and wholly owned subsidiary of Parent (“Merger Sub”), and the Company. Parent is a Bermuda exempted company and an affiliate of the Apollo Funds (as defined in the accompanying proxy statement). Pursuant to the merger agreement, (i) Merger Sub will be merged with and into the Company (the “merger”), (ii) the separate corporate existence of Merger Sub will cease and (iii) the Company will continue its corporate existence under Bermuda law as the surviving company in the merger. Parent will own 100% of the ordinary shares of the Company immediately following the merger.

Pursuant to the terms and subject to the conditions set forth in the merger agreement, at the effective time of the merger (the “effective time”), each ordinary share of Aspen, $0.015144558 par value per ordinary share (each an “ordinary share” and collectively, the “ordinary shares”), issued and outstanding immediately prior to such time

(other than ordinary shares owned by Aspen as treasury shares, owned by any subsidiary of Aspen or owned by Parent, Merger Sub or any subsidiary of Parent, which will be canceled as set forth in the merger agreement) will be converted into the right to receive $42.75 in cash, without interest and less any required withholding taxes (the “merger consideration”). Our issued and outstanding 5.95% fixed-to-floating rate perpetual non-cumulative preference shares (the “5.95% preference shares”) and 5.625% perpetual non-cumulative preference shares (the “5.625% preference shares” and, together with the 5.95% preference shares, the “preference shares”) will each remain issued and outstanding as preference shares of Aspen as the surviving company following the merger and the relative rights, terms and conditions of each such preference share will remain unchanged.

We are soliciting proxies for use at the special general meeting or any adjournment thereof to consider and vote upon proposals to approve: (1) an amendment to the Aspen bye-laws to reduce the shareholder vote required to approve a merger with any third party from the affirmative vote of at least 66% of the voting power of the shares entitled to vote at a meeting of the shareholders to a simple majority of the votes cast at a meeting of the shareholders (the “bye-law amendment proposal”), (2) the merger agreement, the statutory merger agreement required in accordance with Section 105 of the Bermuda Companies Act 1981, as amended (the “Companies Act”), and the merger (the “merger proposal”), (3) on an advisory (non-binding) basis, the compensation that may be paid or become payable to Aspen’s named executive officers in connection with the merger, as described in the accompanying proxy statement (the “compensation advisory proposal”); and (4) an adjournment of the special general meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes to approve the bye-law amendment proposal or the merger proposal at the special general meeting (the “adjournment proposal”). Holders of ordinary shares will be entitled to vote on all four proposals described above, whereas holders of preference shares will be entitled to vote only on the merger proposal and the adjournment proposal. We urge all shareholders to read the accompanying proxy statement and the documents included with the accompanying proxy statement carefully and in their entirety.

Aspen’s board of directors (the “Board”) has unanimously, by all directors present at a duly called meeting, adopted resolutions whereby it has (1) determined that the bye-law amendment is advisable and in the best interests of Aspen, and authorized and approved the bye-law amendment, (2) determined that the merger consideration constitutes no less than fair value for each ordinary share in accordance with the Companies Act, that the preference shares of the surviving company constitutes fair value for each of the preference shares of Aspen in accordance with the Companies Act and that the merger, on the terms and subject to the conditions set forth in the merger agreement and the statutory merger agreement, is fair to and in the best interests of, Aspen and its shareholders, (3) approved the merger, the merger agreement and the statutory merger agreement, and (4) resolved to recommend approval of the bye-law amendment, the merger, the merger agreement, and the statutory merger agreement to Aspen’s shareholders for their consideration at the special general meeting. Accordingly, the Board recommends that Aspen’s shareholders vote “FOR” the bye-law amendment proposal, “FOR” the merger proposal, “FOR” the compensation advisory proposal and “FOR” the other proposals described in the accompanying proxy statement in respect of which they are entitled to vote.

If the bye-law amendment proposal is approved, the bye-law amendment will be effective immediately and prior to the vote on the merger proposal, so that the affirmative vote of a majority of the votes cast at the special general meeting or any adjournment thereof at which a quorum under Aspen’s bye-laws is present will be required to approve the merger proposal. If the bye-law amendment proposal is not approved, the affirmative vote of at least 66% of the voting power of shares entitled to vote at the special general meeting or any adjournment thereof at which a quorum under Aspen’s bye-laws is present will be required to approve the merger proposal. Approval of the merger proposal by holders of Aspen’s ordinary shares and preference shares, voting as one class, is necessary to complete the merger.

Your vote is very important. Whether or not you plan to attend the special general meeting, please take the time to complete, date, sign and return the enclosed proxy card in the accompanying prepaid reply envelope, or submit your proxy by telephone or through the Internet. We ask that you do so as promptly as possible to ensure that your shares may be represented and voted at the special general meeting or any adjournment thereof. You may revoke a submitted proxy prior to its exercise by either giving notice of such revocation to the General Counsel of Aspen in writing at Aspen Insurance Holdings Limited, 141 Front Street, Hamilton HM19, Bermuda, or attending and voting in person at the special general meeting or by executing a subsequent proxy, provided that such action is taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the votes are taken.

If your ordinary shares or preference shares are held in street name by your bank, brokerage firm or other nominee, your bank, brokerage firm or other nominee, as applicable, will not be permitted to vote your shares without instructions from you. You should instruct your bank, brokerage firm or other nominee as to how to vote your shares by following the procedures provided by your bank, brokerage firm or other nominee. You also will not be able to vote your shares in person at the special general meeting or any adjournment thereof unless you obtain a legal proxy form from your broker, bank or other nominee.

The accompanying proxy statement provides you with detailed information about the special general meeting, the bye-law amendment, the merger agreement, the merger and the compensation that may be paid or become payable to Aspen’s named executive officers in connection with the merger. A copy of the merger agreement is attached as Annex A-1 to the accompanying proxy statement. A copy of the statutory merger agreement is attached as Annex A-2 to the accompanying proxy statement. A copy of the bye-law amendment is attached as Annex A-3 to the accompanying proxy statement. We encourage you to read the entire proxy statement and its annexes, including the merger agreement, carefully.

If you have any questions or need assistance voting your shares, please call Innisfree M&A Incorporated, Aspen’s proxy solicitor, toll-free at (888) 750-5834 from the United States and Canada or (412) 232-3651 from other locations.

Thank you in advance for your cooperation and continued support.

Sincerely,

Michael Cain

Group General Counsel and Company Secretary

Hamilton, Bermuda

November 6, 2018

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE MERGER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE MERGER, PASSED UPON THE MERITS OR FAIRNESS OF THE MERGER OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The accompanying proxy statement is dated as of November 6, 2018 and is first being mailed to shareholders on or about November 7, 2018.

ASPEN INSURANCE HOLDINGS LIMITED

NOTICE OF SPECIAL GENERAL MEETING OF SHAREHOLDERS

November 6, 2018

Dear shareholders:

On August 27, 2018, Aspen Insurance Holdings Limited (“Aspen”) entered into an Agreement and Plan of Merger (as it may be amended from time to time, the “merger agreement”) with Highlands Holdings, Ltd. (“Parent”) and Highlands Merger Sub, Ltd., a wholly-owned subsidiary of Parent (“Merger Sub”). Parent is a Bermuda exempted company and an affiliate of the Apollo Funds (as defined in the accompanying proxy statement). Pursuant to the merger agreement and a statutory merger agreement that is an exhibit to the merger agreement, Merger Sub will be merged with and into Aspen, with Aspen surviving the merger as a wholly-owned subsidiary of Parent (the “merger”).

Notice is hereby given that a special general meeting of shareholders (the “special general meeting”) of Aspen will be held at Aspen’s office located at 141 Front Street, Hamilton HM19, Bermuda, on December 10, 2018 at 9:00 a.m., local time, for the following proposals:

Proposal 1: To approve an amendment to Aspen’s bye-laws to reduce the shareholder vote required to approve a merger with any third party from the affirmative vote of at least 66% of the voting power of the shares entitled to vote at a meeting of the shareholders to a simple majority of the votes cast at a meeting of the shareholders (the “bye-law amendment proposal”);

Proposal 2: To approve the merger agreement, the statutory merger agreement required in accordance with Section 105 of the Bermuda Companies Act 1981, as amended (the “Companies Act”), and the merger (the “merger proposal”);

Proposal 3: To approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to Aspen’s named executive officers in connection with the merger, as described in this proxy statement (the “compensation advisory proposal”); and

Proposal 4: To approve an adjournment of the special general meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes to approve the bye-law amendment proposal or the merger proposal at the special general meeting (the “adjournment proposal”).

Record Date:	November 2, 2018—Shareholders registered in our records or our agents’ records on that date are entitled to receive notice of and to vote at the special general meeting and at any adjournment thereof. Holders of Aspen’s ordinary shares, par value $0.015144558 per ordinary share (collectively, the “ordinary shares” and each, an “ordinary share”), will be entitled to vote on all of the above proposals. Holders of Aspen’s 5.95% fixed-to-floating rate non-cumulative preference shares, par value $0.015144558 per share and $25 liquidation preference per share (the “5.95% preference shares”) and 5.625% perpetual non-cumulative preference shares, par value $0.015144558 per share and $25 liquidation preference per share (the “5.625% preference shares” and, together with the 5.95% preference shares, the “preference shares”), will be entitled to vote only on the merger proposal and the adjournment proposal.

Mailing Date:	The approximate mailing date of this proxy statement and accompanying proxy card is November 7, 2018.

Consummation of the merger is conditioned on, among other things, the approval of the merger proposal, but is not conditioned on the approval of the bye-law amendment proposal, the compensation advisory proposal or the adjournment proposal.

Your vote is very important. Whether or not you plan to attend the special general meeting, please take the time to complete, date, sign and return the enclosed proxy card in the accompanying prepaid reply envelope, or submit your proxy by telephone or through the Internet. We ask that you do so as promptly as possible to ensure that your shares may be represented and voted at the special general meeting.

You may revoke a submitted proxy prior to its exercise by either giving notice of such revocation to the General Counsel of Aspen in writing at Aspen Insurance Holdings Limited, 141 Front Street, Hamilton HM19, Bermuda, or attending and voting in person at the special general meeting or by executing a subsequent proxy, provided that such action is taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the votes are taken.

Aspen’s board of directors (the “Board”) has unanimously, by all directors present at a duly called meeting, adopted resolutions whereby it has (1) determined that the bye-law amendment is advisable and in the best interests of Aspen, and authorized and approved the bye-law amendment, (2) determined that the merger consideration constitutes no less than fair value for each ordinary share in accordance with the Companies Act, that the preference shares of the surviving company constitutes fair value for each of the preference shares of Aspen in accordance with the Companies Act and that the merger, on the terms and subject to the conditions set forth in the merger agreement and the statutory merger agreement, is fair to, and in the best interests of, Aspen and its shareholders, (3) approved the merger, the merger agreement and the statutory merger agreement, and (4) resolved to recommend approval of the bye-law amendment, the merger, the merger agreement, and the statutory merger agreement to Aspen’s shareholders for their consideration at the special general meeting. Accordingly, the Board recommends that Aspen shareholders vote “FOR” the bye-law amendment proposal, “FOR” the merger proposal, “FOR” the compensation advisory proposal and “FOR” the other proposals described in the accompanying proxy statement in respect of which they are entitled to vote.

For purposes of Section 106(2)(b)(i) of the Companies Act, the Board has unanimously, by all directors present at a duly called meeting, determined that the fair value for (i) each ordinary share to be no greater than $42.75, without interest and less any applicable withholding taxes, (ii) each 5.95% preference share to be the continuation of each such preference share as a preference share of Aspen as the surviving company following the merger with all of its relative rights, terms and conditions remaining unchanged and (iii) each 5.625% preference share to be the continuation of each such preference share as a preference share of Aspen as the surviving company following the merger with all of its relative rights, terms and conditions remaining unchanged. Aspen’s shareholders who are not satisfied that they have been offered fair value for their shares and whose shares are not voted in favor of the merger proposal may exercise their appraisal rights under the Companies Act to have the fair value of their shares appraised by the Supreme Court of Bermuda (the “Bermuda Court”). Aspen’s shareholders intending to exercise appraisal rights MUST file their application for appraisal of the fair value of their shares with the Bermuda Court within ONE MONTH of the giving of the notice convening the special general meeting and otherwise fully comply with the requirements for seeking appraisal under the Companies Act.

By order of the Board of Directors,

Michael Cain

Group General Counsel and Company Secretary

Hamilton, Bermuda

November 6, 2018

i

ii

ASPEN INSURANCE HOLDINGS LIMITED

SPECIAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 10, 2018

PROXY STATEMENT

This proxy statement contains information related to a special general meeting of shareholders of Aspen Insurance Holdings Limited (“Aspen,” the “Company,” “we,” “us” or “our”), which will be held at Aspen’s office located at 141 Front Street, Hamilton HM19, Bermuda, on December 10, 2018, at 9:00 a.m., local time, and any adjournments or postponements thereof. We are furnishing this proxy statement to shareholders of Aspen as part of the solicitation of proxies by the board of directors of Aspen (the “Board of Directors” or the “Board”) for use at the special general meeting. This proxy statement is dated as of November 6, 2018 and is first being mailed to shareholders of Aspen on or about November 7, 2018.

SUMMARY

This summary highlights the material information in this proxy statement. To fully understand Aspen’s proposals and for a more complete description of the legal terms of the merger and the bye-law amendment, you should carefully read this entire proxy statement, including the annexes and documents incorporated by reference herein, and the other documents to which Aspen has referred you. For information on how to obtain the documents that are on file with the United States Securities and Exchange Commission (the “SEC”), please see the section of this proxy statement titled “Where You Can Find Additional Information.”

Parties to the Merger (Page 23)

Aspen Insurance Holdings Limited

Aspen Insurance Limited

141 Front Street

Hamilton, Bermuda HM19

Telephone: (441) 295-8201

Aspen, a Bermuda exempted company, provides reinsurance and insurance coverage to clients in various domestic and global markets through wholly-owned subsidiaries and offices in Australia, Bermuda, Canada, Ireland, Singapore, Switzerland, the United Arab Emirates, the United Kingdom and the United States. For the year ended December 31, 2017, Aspen reported $12.9 billion in total assets, $6.7 billion in gross reserves, $2.9 billion in total shareholders’ equity and $3.4 billion in gross written premiums. Its operating subsidiaries have been assigned a rating of “A” by Standard & Poor’s Financial Services LLC, an “A” (“Excellent”) by A.M. Best Company Inc. and an “A2” by Moody’s Investors Service, Inc.

For additional information on Aspen and its business, including how to obtain the documents that Aspen has filed with the SEC, please see the section of this proxy statement titled “ Where You Can Find Additional Information.”

Highlands Holdings, Ltd.

Highlands Holdings, Ltd.

c/o Apollo Management IX, L.P.

9 West 57th Street, 43rd Floor

New York, NY 10019

Telephone: (212) 515-3200

Parent is a Bermuda exempted company and an affiliate of the Apollo Funds (as defined in the section entitled “Summary-Financing” beginning on page 6), which are managed by Apollo Management IX, L.P.

(“Apollo Management”). We refer to Apollo Management, acting on behalf of the Apollo Funds, as “Apollo.” Parent, Apollo Management and the Apollo Funds are affiliates of Apollo Global Management, LLC, which we refer to as “AGM.” AGM is a leading global alternative investment manager with offices in New York, Los Angeles, Houston, Bethesda, London, Frankfurt, Madrid, Luxembourg, Mumbai, Delhi, Singapore, Hong Kong and Shanghai. AGM had assets under management of approximately $270 billion as of June 30, 2018 in private equity, credit and real estate funds invested across a core group of nine industries where AGM has considerable knowledge and resources. Parent was formed solely for the purpose of engaging in the merger and other related transactions and to serve as the holding company of Merger Sub. Parent has not engaged in any business other than in connection with the merger and other related transactions.

Highlands Merger Sub, Ltd.

Highlands Merger Sub, Ltd.

c/o Apollo Management IX, L.P.

9 West 57th Street, 43rd Floor

New York, NY 10019

Telephone: (212) 515-3200

Highlands Merger Sub, Ltd., a Bermuda exempted company (“Merger Sub”), is a wholly-owned subsidiary of Parent that was formed by Parent solely for purposes of entering into the merger agreement and the statutory merger agreement and completing the transactions contemplated thereby. Merger Sub has not engaged in any business other than in connection with the merger and other related transactions. Upon completion of the merger, Merger Sub will be merged with and into Aspen and Merger Sub will cease to exist.

The Merger (Page 24)

Pursuant to the merger agreement and the statutory merger agreement required in accordance with Section 105 of the Companies Act (the “statutory merger agreement”), Merger Sub will merge with and into Aspen, with Aspen continuing as the surviving company. Aspen, as the surviving company, will continue in existence as a Bermuda exempted company and as a wholly-owned subsidiary of Parent. As a result of the merger, under Bermuda law, Aspen’s and Merger Sub’s respective undertakings, property and liabilities will become vested in Aspen as the surviving company in the merger. Subject to Parent’s ability to delay closing in certain circumstances to determine the amount, if any, of net CAT losses, the closing of the merger (the “closing”) will occur on the third business day following the satisfaction or waiver of all closing conditions set forth in the merger agreement (other than those conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or waiver of those conditions) or such other date and time as Aspen and Parent may agree in writing. The merger will be effective upon the issuance of a certificate of merger by the Bermuda Registrar of Companies and at the time and date shown on such certificate of merger (the “effective time”).

Merger Consideration (Page 24)

At the effective time, each ordinary share of Aspen issued and outstanding immediately prior to the effective time (other than ordinary shares owned by Aspen as treasury shares, owned by any subsidiary of Aspen or owned by Parent or Merger Sub or any subsidiary thereof, which will be canceled as set forth in the merger agreement) will be canceled and converted into the right to receive $42.75 in cash, without interest and less any required withholding taxes (the “merger consideration”).

Preference Shares (Page 24)

At the effective time, each 5.95% preference share and each 5.625% preference share issued and outstanding immediately prior to the effective time will continue as a preference share of Aspen as the surviving company following the merger and the relative rights, terms and conditions of each such preference share will remain unchanged. Following the merger, Parent may cause the surviving company to exercise any of its rights with respect to each 5.95% preference share and each 5.625% preference share issued and outstanding.

The Statutory Merger Agreement (Page A-2-1)

The statutory merger agreement, together with the merger agreement, governs the legal effects of the merger under Bermuda law. A copy of the statutory merger agreement is attached as Annex A-2 to this proxy statement.

Time, Place and Purpose of the Special General Meeting (Page 103)

The special general meeting will be held on December 10, 2018, starting at 9:00 a.m., local time, at Aspen’s office located at 141 Front Street, Hamilton HM19, Bermuda. At the special general meeting, Aspen’s shareholders will be asked to consider and vote on each of the following proposals:

•

Proposal 1 (the “bye-law amendment proposal”): to approve an amendment to the Aspen bye-laws to reduce the shareholder vote required to approve a merger with any third party from the affirmative vote of at least 66% of the voting power of the shares entitled to vote at a meeting of the shareholders to a simple majority of the votes cast at a meeting of the shareholders;

•	Proposal 2 (the “merger proposal”): to approve the merger agreement, the statutory merger agreement and the merger;

•

Proposal 3 (the “compensation advisory proposal”): on an advisory (non-binding) basis, to approve the compensation that may be paid or become payable to Aspen’s named executive officers in connection with the merger, as described in this proxy statement; and

•

Proposal 4 (the “adjournment proposal”): to approve an adjournment of the special general meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes to approve the bye-law amendment proposal or the merger proposal at the special general meeting.

Ordinary shares issued and outstanding as of the record date will be entitled to vote on each of the above proposals. Preference shares outstanding as of the record date will have the right to vote only on Proposal 2 and Proposal 4.

Consummation of the merger is conditioned on, among other things, the approval of Proposal 2 above, but is not conditioned on the approval of Proposals 1, 3 or 4.

Record Date (Page 104)

Only shareholders of record, as shown on Aspen’s registers of members, at the close of business on November 2, 2018, the record date for the special general meeting, will be entitled to notice of, and to vote at, the special general meeting or any adjournment or postponement thereof. As of November 2, 2018, the record date for the special general meeting, there were 59,698,802 ordinary shares, par value $0.015144558 per ordinary share, 11,000,000 5.95% preference shares and 10,000,000 5.625% preference shares issued and outstanding.

Quorum (Page 104)

Each ordinary share and preference share carries the right to vote on the merger proposal and the adjournment proposal. Accordingly, the quorum required at the special general meeting to consider the merger proposal and the adjournment proposal is the presence in person or by proxy of at least one shareholder representing in excess of 50% of the combined total voting power of all ordinary and preference shares as of the record date. Only the ordinary shares carry the right to vote on the bye-law amendment proposal and the compensation advisory proposal. Accordingly, the quorum required at the special general meeting to consider the bye-law amendment proposal and the compensation advisory proposal is the presence in person or by proxy of at least one shareholder representing in excess of 50% of the total voting power of all ordinary shares as of the record date.

Required Shareholder Votes (Page 104)

The approval of the bye-law amendment proposal requires the affirmative vote of at least 66% of the voting power of ordinary shares in accordance with Aspen’s bye-laws. Preference shares do not have the right to vote on the bye-law amendment proposal.

If the bye-law amendment proposal is approved, the bye-law amendment will be effective immediately and prior to the vote on the merger proposal, so that the approval of the merger proposal will require the affirmative vote of a majority of the votes cast by holders of ordinary shares and preference shares, voting as one class, at the special general meeting or any adjournment thereof in accordance with Aspen’s bye-laws. If the bye-law amendment proposal is not approved, the approval of the merger proposal will require the affirmative vote of at least 66% of the voting power of ordinary shares and preference shares entitled to vote, voting as one class, at the special general meeting or any adjournment thereof in accordance with Aspen’s bye-laws.

The approval of the compensation advisory proposal requires the affirmative vote of a majority of the votes cast by holders of ordinary shares at the special general meeting in accordance with Aspen’s bye-laws. Preference shares do not have the right to vote on the compensation advisory proposal.

The approval of the adjournment proposal requires the affirmative vote of a majority of the votes cast by holders of ordinary shares and preference shares, voting as one class, at the special general meeting in accordance with Aspen’s bye-laws.

Voting Securities (Page 104)

Except as provided below (i) holders of ordinary shares have one vote for each ordinary share held by them and are entitled to vote on all the proposals voted on at the special general meeting or any adjournment thereof and (ii) holders of preference shares have one vote for each preference share held by them and are entitled to vote only on the merger proposal and on the adjournment proposal. See the section of this proxy statement titled “The Special General Meeting—Voting Securities” beginning on page 104 for a description of the voting rights of the preference shares.

In accordance with Aspen’s bye-laws, if a U.S. shareholder is deemed to control more than 9.5% of the aggregate voting power of shares of Aspen entitled to vote, the votes conferred by the controlled shares are reduced by whatever amount is necessary so that after such reduction the votes conferred by the controlled shares of such shareholder will represent 9.5% of the aggregate voting power of shares of Aspen entitled to vote.

If your ordinary shares or preference shares are held in “street name” by your bank, broker or other nominee, you should instruct your bank, broker or other nominee how to vote your shares using the instructions provided by your bank, broker or other nominee.

If you fail to submit a proxy or to vote in person at the special general meeting and you are a record holder, your shares will not be counted for purposes of quorum or as votes cast at the special general meeting. If your ordinary shares or preference shares are held in “street name” and you do not provide your bank, broker or other nominee with voting instructions, your shares will be treated as “broker non-votes” as described below. If you choose to vote in person at the special general meeting and your ordinary shares or preference shares are held in “street name”, you must first obtain a legal proxy form from your broker, bank or other nominee and bring such executed form with you to the meeting.

Abstentions and “Broker Non-Votes” (Page 105)

Abstentions and “broker non-votes” will be counted toward the presence of a quorum at the special general meeting, but will not be considered votes cast on any proposal brought before the special general meeting. Given the vote required to approve the proposals to be voted upon at the special general meeting (other than the bye-law amendment proposal and, if the bye-law amendment proposal is not approved, the merger proposal) is the affirmative vote of the specified required percentage of the votes cast assuming a quorum is present, an abstention or a “broker non-vote” with respect to any proposal to be voted on at the special general meeting (other than the bye-law amendment proposal and, if the bye-law amendment proposal is not approved, the merger proposal) will not have the effect of a vote for or against the relevant proposal, but will reduce the number of votes cast and therefore increase the relative influence of those shareholders voting. With respect to the bye-law amendment proposal, approval of which requires the affirmative vote of holders of at least 66% of the voting power of ordinary shares, abstentions and “broker non-votes” will have the effect of a vote “against” the bye-law amendment proposal. With respect to the merger proposal, which, if the bye-law amendment proposal is not approved, requires the affirmative vote of holders of at least 66% of the voting power of ordinary shares and preference shares, abstentions and “broker non-votes” will have the effect of a vote “against” the merger proposal.

Revocation of Proxies (Page 105)

You may revoke a submitted proxy prior to its exercise by either giving notice of such revocation to the General Counsel of Aspen in writing at Aspen Insurance Holdings Limited, 141 Front Street, Hamilton HM19, Bermuda, or attending and voting in person at the special general meeting or by executing a subsequent proxy, provided that such action is taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the votes are taken.

If your ordinary shares or preference shares are held in “street name” by your bank, broker or other nominee, please follow the instructions provided by your bank, broker or other nominee as to how to revoke your previously provided voting instructions.

Background of the Merger (Page 24)

A description of the actions that led to the execution of the merger agreement is included under the section of this proxy statement titled “The Merger — Background of the Merger.”

Recommendation of the Board of Directors (Page 35)

The Board has unanimously, by all directors present at a duly called meeting, adopted resolutions whereby it has (1) determined that the bye-law amendment is advisable and in the best interests of Aspen, and authorized and approved the bye-law amendment, (2) determined that the merger consideration constitutes no less than fair value for each ordinary share in accordance with the Companies Act, that the preference shares of the surviving company constitutes fair value for each of the preference shares of Aspen in accordance with the Companies Act and that the merger, on the terms and subject to the conditions set forth in the merger agreement and the statutory merger agreement, is fair to, and in the best interests of, Aspen and its shareholders, (3) approved the merger, the merger agreement and the statutory merger agreement, and (4) resolved to recommend approval of the bye-law amendment, the merger, the merger agreement, and the statutory merger agreement to Aspen’s shareholders for their consideration at the special general meeting. Accordingly, the Board recommends that Aspen’s shareholders vote “FOR” the bye-law amendment proposal, “FOR” the merger proposal, “FOR” the compensation advisory proposal and “FOR” the other proposals described in this proxy statement in respect of which they are entitled to vote. See the section of this proxy statement titled “The Merger—Reasons for the Merger; Recommendation of Aspen’s Board of Directors; Fairness of the Merger” beginning on page 35 for the factors considered by the Board in reaching its determination that the merger, on the terms and subject to the conditions set forth in the merger agreement, is fair to, and in the best interests of, Aspen and its shareholders.

Opinion of Goldman Sachs (Page 40)

Goldman Sachs & Co LLC (“Goldman Sachs”) rendered its oral opinion to the Board, which opinion was subsequently confirmed in a written opinion dated August 27, 2018, that, as of the date of such opinion and based upon and subject to the factors and assumptions set forth therein, the $42.75 in cash per ordinary share to be paid to the holders (other than Parent and its affiliates) of ordinary shares pursuant to the merger agreement was fair from a financial point of view to such holders.

The full text of the written opinion of Goldman Sachs, dated August 27, 2018, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex B to this proxy statement. Goldman Sachs provided advisory services and its opinion for the information and assistance of the Board in connection with the consideration of the merger. The Goldman Sachs opinion is not a recommendation as to how any holder of Aspen’s ordinary shares should vote with respect to the merger, or any other matter.

For more information, see the section entitled “The Merger— Opinion of Aspen’s Financial Advisor (Goldman Sachs)” on page 40 of this proxy statement and Annex B to this proxy statement.

Opinion of J.P. Morgan Securities LLC (Page 43)

At the meeting of the Board on August 27, 2018, J.P. Morgan Securities LLC (“J.P. Morgan”) rendered its oral opinion to the Board, which opinion was subsequently confirmed in a written opinion dated August 27, 2018, that, as of the date of such opinion and based upon and subject to the factors and assumptions set forth therein, the $42.75 in cash per ordinary share to be paid to the holders of ordinary shares pursuant to the merger agreement was fair from a financial point of view to such holders.

The full text of the written opinion of J.P. Morgan, dated August 27, 2018, which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached as Annex C to this proxy statement and is incorporated herein by reference. Aspen’s shareholders are urged to read the opinion in its entirety. J.P. Morgan’s written opinion is addressed to the Board, is directed only to the consideration to be paid in the merger and does not constitute a recommendation to any shareholder of Aspen as to how such shareholder should vote at the special general meeting. The summary of the opinion of J.P. Morgan set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion.

For more information, see the section entitled “The Merger—Opinion of Aspen’s Financial Advisor (J.P. Morgan)” on page 43 of this proxy statement and Annex C to this proxy statement.

Financing (Page 53)

The consummation of the merger is not conditioned upon receipt of financing by Parent. Parent has obtained equity financing commitments for the transactions contemplated by the merger agreement, the aggregate proceeds of which will be used to pay the merger consideration. Apollo Investment Fund IX, L.P., Apollo Overseas Partners (Delaware 892) IX, L.P., Apollo Overseas Partners (Delaware) IX, L.P., Apollo Overseas Partners (Lux) IX, SCSp and Apollo Overseas Partners IX, L.P. (collectively the “Apollo Funds”) entered into an equity commitment letter, dated August 27, 2018 (the “equity commitment letter”), pursuant to which the Apollo Funds committed to purchase, or cause to be purchased, equity of Parent for an aggregate amount of up to approximately $2.6 billion.

Pursuant to the merger agreement, Parent and Merger Sub have represented that, assuming the equity financing is funded in accordance with the equity commitment letter, at the closing of the merger, Parent will have sufficient funds to pay the merger consideration and all other amounts required to be paid by Parent at the closing of the merger under the merger agreement, and all related fees and expenses required to be paid at the closing of the merger by Parent in connection with the transactions contemplated by the merger agreement.

Limited Guarantee

Concurrently with the execution of the merger agreement, and as a condition and inducement to Aspen’s willingness to enter into the merger agreement, Parent and Merger Sub delivered to Aspen a limited guarantee

(the “limited guarantee”) in favor of Aspen by the Apollo Funds pursuant to which, and subject to the terms and conditions contained therein, the Apollo Funds are guaranteeing certain obligations of Parent and Merger Sub in connection with the merger agreement. The Apollo Funds’ obligations under the limited guarantee are subject to a maximum aggregate cap of $167,370,000.

Interests of Aspen’s Directors and Executive Officers in the Merger (Page 54)

Aspen’s executive officers and directors may have interests in the merger that may be different from, or in addition to, those of Aspen’s shareholders generally. The Board was aware of and considered these interests to the extent such interests existed at the time, among other matters, in evaluating and negotiating the merger agreement, in approving the merger agreement and the merger and in recommending that the merger agreement be approved by the shareholders of Aspen. Such interests potentially include entitlement to:

•	accelerated vesting and settlement of outstanding equity awards at the effective time;

•	certain retention bonus payments under preexisting retention bonus letter agreements with Aspen;

•	potential transaction bonus payments, subject to approval by the Compensation Committee of the Board and, in certain instances, by Parent;

•	possible severance payments and/or benefits under preexisting change of control employment agreements with Aspen; and

•	continued indemnification and insurance coverage under the merger agreement.

See the section of this proxy statement titled “The Merger—Interests of Aspen’s Directors and Executive Officers in the Merger” beginning on page 54 for a more detailed discussion on the interests of Aspen’s directors and executive officers in the merger.

The Merger Agreement (Page 64)

Treatment of Ordinary Shares (Page 64)

At the effective time, each ordinary share issued and outstanding immediately prior to the effective time (other than ordinary shares owned by Aspen as treasury shares, owned by any subsidiary of Aspen or owned by Parent, Merger Sub or any subsidiary of Parent, which will be canceled as set forth in the merger agreement) will be canceled and converted into the right to receive the merger consideration of $42.75 per ordinary share in cash, without interest and less any required withholding taxes.

Treatment of Preference Shares (Page 75)

At the effective time, each 5.95% preference share and 5.625% preference share issued and outstanding immediately prior to the effective time will continue as a preference share of Aspen as the surviving company following the merger and the relative rights, terms and conditions of each such preference share will remain unchanged.

Treatment of Aspen Equity Awards (Page 76)

Performance Units. Each restricted share unit granted under Aspen’s 2003 Share Incentive Plan, 2013 Share Incentive Plan or 2016 Stock Incentive Plan for Non-Employee Directors, each as amended (collectively, the “company share plans”), that is subject to performance-based vesting requirements (“performance unit”), that is outstanding immediately prior to the effective time will, to the extent not vested, become fully vested and will be canceled and converted into the right to receive a lump-sum amount in cash, without interest, equal to the merger consideration, less any applicable tax withholdings; provided that, for purposes of determining the number of performance units outstanding immediately prior to the effective time, (i) with respect to any portion of a performance unit award with a performance period that has been completed, the number of shares will be determined based on the actual level of performance achieved, and (ii) with respect to any portion of a performance unit award with a performance period that has not been completed, any applicable performance-based vesting requirements will be deemed to be achieved immediately prior to the effective time at target payout levels.

Phantom Shares. Each phantom share granted under a company share plan that is subject to performance-based vesting requirements (“phantom share”) that is outstanding immediately prior to the effective time will, to the extent not vested, become fully vested, and will be canceled and converted into the right to receive a lump-sum amount in cash, without interest, equal to the merger consideration, less any applicable tax withholdings; provided that, for purposes of determining the number of phantom shares outstanding immediately prior to the effective time, (i) with respect to any portion of a phantom share award with a performance period that has been completed, the number of phantom shares will be determined based on the actual level of performance achieved, and (ii) with respect to any portion of a phantom share award with a performance period that has not been completed, any applicable performance-based vesting requirements will be deemed to be achieved immediately prior to the effective time at target payout levels.

RSU Awards. Each restricted share unit award granted under a company share plan (“RSU”) that is outstanding immediately prior to the effective time will, to the extent not vested, become fully vested, and will be canceled and converted into the right to receive a lump-sum amount in cash, without interest, equal to (i) the sum of (x) the merger consideration and (y) any accrued but unpaid dividend equivalents in respect of such RSU, multiplied by (ii) the number of ordinary shares subject to such RSU which had not previously been settled, less any applicable tax withholdings.

Treatment of Aspen ESPP (Page 77)

Aspen will take all actions necessary to cause its Employee Share Purchase Plan, 2008 Sharesave Scheme and International Employee Share Purchase Plan (collectively, the “Aspen ESPP”) (i) not to commence an offering period to purchase ordinary shares that would otherwise begin after the end of any offering period in effect as of the date of the merger agreement, (ii) not to accept payroll deductions to be used to purchase ordinary shares under the Aspen ESPP after the end of any offering period in effect as of the date of the merger agreement and (iii) to ensure that no new participants be permitted to participate in the Aspen ESPP and that the existing participants thereunder may not increase their elections with respect to any offering period in effect as of the date of the merger agreement. In addition, Aspen will take all actions necessary to cause the Aspen ESPP to terminate immediately after the purchases set forth in the following paragraph, if any, are completed and immediately prior to the effective time.

In the case of any outstanding purchase rights under the Aspen ESPP, (i) immediately prior to the effective time (x) any offering period under Aspen’s Employee Share Purchase Plan and the International Employee Share Purchase Plan will end and each participant’s accumulated payroll deduction will be used to purchase newly issued ordinary shares in accordance with the terms of Aspen’s Employee Share Purchase Plan or the International Employee Share Purchase Plan (as applicable) and (y) such ordinary shares will be treated the same as all other ordinary shares in accordance with the merger agreement, and (ii) prior to the effective time (x) Aspen will promptly take all actions necessary to enable and require participants in its 2008 Sharesave Scheme to utilize their accumulated payroll deduction to purchase newly issued ordinary shares in accordance with the terms of the 2008 Sharesave Scheme, such that there are no outstanding purchase rights thereunder as of the effective time and (y) such ordinary shares will be treated the same as all other ordinary shares in accordance with the merger agreement.

Regulatory Clearances Required for the Merger (Page 60)

Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, Aspen and Parent cannot consummate the merger until Aspen and Parent have notified the Department of Justice’s Antitrust Division and the Federal

Trade Commission of the merger and furnished them with certain information and materials relating to the merger and the applicable waiting period has terminated or expired. On September 25, 2018, Aspen and Parent filed their respective Notification and Report Forms, and early termination of the waiting period was granted effective October 2, 2018.

Under the EU Merger Regulation, the merger cannot be consummated until after the European Commission has issued its clearance decision.

Under the Chilean Protection of Free Competition Act, the merger cannot be consummated until after the Chilean Competition Authority has issued its clearance decision.

Pursuant to the Turkish Law on Protection of Competition No. 4054 dated 13 December 1994, the merger cannot be consummated until after the Turkish Competition Board has issued its clearance decision or the relevant waiting periods have expired without the issuance of a decision.

Under the South African Competition Act 89 of 1998, as amended, the merger cannot be consummated until after the South African Competition Authority has issued its clearance decision or the relevant waiting periods have expired without the issuance of a decision.

Further conditions include the receipt of other required regulatory approvals, including from the North Dakota Insurance Department, the Texas Department of Insurance, the Bermuda Monetary Authority, the UK Prudential Regulation Authority, the UK Financial Conduct Authority, Lloyd’s of London, the Australian Treasury, the Jersey Financial Services Commission, the Dubai Financial Services Authority, the Central Bank of Ireland, and the Italian Institute for the Supervision of Insurance.

No Solicitation of Takeover Proposals; Adverse Recommendation Change; Alternative Acquisition Agreements (Page 71)

Aspen has agreed in the merger agreement that it will not, and will cause each of its subsidiaries, and its and their respective directors, officers and employees not to, and will use its reasonable best efforts to cause its other representatives not to, among other things, solicit, knowingly encourage, initiate or take any action to facilitate or engage in or otherwise participate in any discussions or negotiations regarding the submission of any inquiry or the making of any proposal, in each case that constitutes, or would reasonably be expected to lead to, a “takeover proposal” (as described and summarized on page 71 of this proxy statement).

If Aspen receives a bona fide written takeover proposal during the period between August 27, 2018 and the date Aspen’s shareholders approve the merger agreement where such takeover proposal did not result from a material breach by Aspen of the non-solicitation or related provisions of the merger agreement, and the Board determines in good faith, after consultation with its financial advisors and outside legal counsel, that such takeover proposal constitutes or would reasonably be expected to lead to a “superior proposal,” then Aspen may, subject to certain conditions, enter into a confidentiality agreement with and furnish information (including non-public information) about Aspen and its subsidiaries to the person or group of persons making the takeover proposal and engage in or otherwise participate in discussions or negotiations with the person or group of persons making such takeover proposal.

The Board has agreed to recommend approval of the merger proposal and the bye-law amendment proposal at the special general meeting and that it will not change such recommendation, except in certain circumstances described below.

The Board may make an “adverse recommendation change” (as described and summarized on page 73 of this proxy statement) in compliance with the terms of the merger agreement prior to the time the approval of Aspen’s shareholders of the merger proposal is obtained, if the Board determines in good faith, after consultation with its financial advisors and outside legal counsel, that failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable law in response to either (i) a “superior proposal” (as described and summarized on page 74 of this proxy statement) received by Aspen or (ii) an “intervening event” (as described and summarized on page 75 of this proxy statement). If Aspen makes an adverse recommendation change, Parent may terminate the agreement and Aspen will be required to pay Parent a termination fee of $82,935,000.

Subject to the procedures set forth in the merger agreement, if Aspen receives a superior proposal, Aspen may terminate the merger agreement prior to obtaining shareholder approval of the merger proposal to enter into an alternative acquisition agreement in respect of such superior proposal if the Board determines in good faith, after consultation with its financial advisors and outside legal counsel, that failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable law. In such case, Aspen will be required to pay Parent a termination fee of $82,935,000.

Conditions to the Merger (Page 66)

Mutual Conditions

The obligations of Aspen, Parent and Merger Sub to consummate the merger under the merger agreement are subject to the satisfaction (or waiver by the applicable parties, if permissible under applicable law) of the following conditions:

•	the merger proposal having been approved by Aspen’s shareholders;

•	the required regulatory approvals having been obtained and being in full force and effect;

•

there being no injunction, judgment or ruling, enacted, promulgated, issued, entered, amended or enforced by any governmental authority enjoining, restraining or otherwise making illegal or prohibiting the consummation of the merger;

•

with respect to Aspen’s obligations, on the one hand, and Parent’s and Merger Sub’s obligations, on the other hand, subject to the applicable materiality standards provided in the merger agreement, the representations and warranties of the other party in the merger agreement being true and correct as of the closing date (except to the extent expressly made as of an earlier date, in which case, as of such date) and such other party having furnished a certificate signed on behalf of such other party by an executive officer of such other party, to that effect; and

•

the parties having performed or complied in all material respects with all obligations and covenants required to be performed by them under the merger agreement at or prior to the effective time and such other party having furnished a certificate signed on behalf of such other party by an executive officer of such other party, to that effect.

Parent and Merger Sub Conditions

Parent and Merger Sub’s obligations to consummate the merger are subject to the satisfaction (or waiver by Parent and Merger Sub, if permissible under applicable law) of the following additional conditions:

•

none of the required regulatory approvals contain, require or result in a “burdensome condition” (as described and summarized in the section of this proxy statement titled “The Merger Agreement–Efforts to Complete the Merger” beginning on page 77);

•

the applicable financial strength ratings of certain Company insurance subsidiaries that are issued by A.M. Best are “A (Excellent)” or a higher rating and that are issued by S&P are “A (Strong)” or a higher rating as of the closing; and

•

there being no “triggering event notice date” (as defined in the section of this proxy statement titled “The Merger Agreement–Termination of the Merger Agreement.”) within the twenty (20) business day period immediately prior to the closing date or Parent has waived its rights to terminate the merger agreement in response to a triggering event.

See the section of this proxy statement titled “The Merger Agreement—Conditions to Completion of the Merger” beginning on page 66 for more information on the conditions to the parties’ respective obligations to consummate the merger.

Termination of the Merger Agreement (Page 80)

The merger agreement may be terminated at any time before the effective time by mutual written consent of Aspen and Parent and, subject to certain limitations described in the merger agreement, by either Parent or Aspen if any of the following occurs:

•

the merger has not been consummated by May 31, 2019 (such date, which may be automatically extended to July 31, 2019 under certain circumstances, the “walk-away date”), except that this right of termination is not available to any party whose breach of a representation or warranty or failure to perform any of its obligations under the merger agreement has been a principal cause of or resulted in the failure of the merger to occur on or before the walk-away date;

•

there is in effect any injunction, judgment or ruling, enacted, promulgated, issued, entered, amended or enforced by any governmental authority enjoining, restraining or otherwise making illegal or prohibiting the consummation of the merger that is final and nonappealable, except that this right of termination is only available if the applicable party has performed, in all material respects, its obligations under the merger agreement;

•	if Aspen’s shareholders do not approve the merger proposal at the special general meeting (including any adjournment or postponement thereof at which a vote on the matter has been taken); or

•

there has been a breach by the other party of its representations, warranties, covenants or agreements contained in the merger agreement, which breach would result in the failure of certain closing conditions relating to compliance with such representations, warranties, covenants and agreements to be satisfied on or prior to the walk-away date, and such breach is not reasonably capable of being cured or, if reasonably capable of being cured, has not been cured within thirty (30) days after written notice of such breach has been received by the party alleged to be in breach.

The merger agreement may be terminated by Parent if any of the following occurs:

•	prior to the approval by Aspen’s shareholders of the merger proposal, the Board makes an adverse recommendation change;

•	Aspen causes a triggering event (as described in the section of this proxy statement titled “The Merger Agreement–Termination of the Merger Agreement.”); or

•	net CAT losses incurred by Aspen between July 1, 2018 and January 31, 2019 (or the closing date, if earlier) are greater than $350,000,000.

See the section of this proxy statement titled “The Merger Agreement—Termination of the Merger Agreement” for more information on the respective termination rights of the parties under the merger agreement.

Expenses and Termination Fees (Page 84)

Generally, all fees and expenses incurred in connection with the merger agreement and the transactions contemplated by the merger agreement and the statutory merger agreement will be paid by the party incurring or required to incur such fees and expenses, whether or not the merger is consummated.

Subject to the procedures set forth in the merger agreement, if Aspen receives a superior proposal and Aspen’s shareholders have not yet approved the merger proposal, Aspen may terminate the merger agreement to enter into an alternative acquisition agreement in respect of such superior proposal, if the Board determines in good faith, after consultation with its financial advisors and outside legal counsel, that failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable law. In such case Aspen must pay Parent a termination fee of $82,935,000.

In addition, the merger agreement may be terminated by the Company, and Parent must pay the Company a reverse termination fee of $165,870,000, if, any of the following occurs:

•

Aspen terminates as a result of a material breach by Parent of its reasonable best efforts obligations to obtain required regulatory approvals and consummate the merger under certain circumstances, if, at the time of such termination, all of the conditions to Parent’s obligations to close the transaction, other than the conditions relating to the receipt of regulatory approvals, have been satisfied or would have been satisfied, if the closing had occurred on the date of such termination.

•

Aspen terminates due to all of Parent and Merger Sub’s conditions to closing having been satisfied or waived and Aspen having notified Parent at least three (3) business days prior to such termination that Aspen is ready, willing, and able to consummate the closing and Parent and Merger Sub fail to consummate the closing within three (3) business days after the date by which the closing is required to have occurred.

See the section of this proxy statement titled “The Merger Agreement—Expenses and Termination Fees” for more information on the respective termination fees payable in certain circumstances by the parties under the merger agreement.

Market Price of Aspen Ordinary Shares (Page 96)

The closing price of the ordinary shares on the New York Stock Exchange (the “NYSE”) on August 27, 2018, the last full trading day prior to the announcement of the transaction, was $40.10 per ordinary share. On November 5, 2018, the most recent practicable date before this proxy statement was mailed to our shareholders, the closing price of ordinary shares on the NYSE was $42.00 per ordinary share. You are encouraged to obtain current market quotations for ordinary shares prior to voting your ordinary shares.

Dissenting Shares (Page 75)

Under Bermuda law, Aspen’s shareholders have rights of appraisal, pursuant to which those shareholders of Aspen who do not vote in favor of the merger proposal and who are not satisfied that they have been offered fair value for their shares will be permitted to apply to the Bermuda Court for an appraisal of the fair value of their shares within one month after the notice convening the special general meeting is given and otherwise fully comply with the requirements for seeking appraisal under the Companies Act. See the sections of this proxy statement titled “The Merger—Dissenters’ Rights of Appraisal for Aspen Shareholders” beginning on page 63 and “The Merger Agreement—Dissenting Shares” beginning on page  75 for a more detailed description of the appraisal rights available to Aspen’s shareholders.

Delisting and Deregistration of Aspen Shares (Page 62)

If the merger is completed, the ordinary shares will be delisted from the NYSE and the Bermuda Stock Exchange (the “BSX”) and deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

At the effective time, each preference share issued and outstanding immediately prior to the effective time will continue as a preference share of Aspen as the surviving company following the merger and the relative rights, terms and conditions of each such preference share will remain unchanged. The preference shares will remain listed on the NYSE and registered by Aspen under the Exchange Act immediately after the merger. Parent may decide, following the merger, to delist the preference shares from the NYSE, deregister such preference shares under the Exchange Act or take other action with respect to the preference shares.

Material U.S. Federal Income Tax Consequences of the Merger (Page 111)

The exchange of ordinary shares for the merger consideration pursuant to the merger agreement generally will be a taxable transaction to U.S. holders (as defined below) of ordinary shares for U.S. federal income tax purposes. On an exchange of your ordinary shares for the merger consideration, you will generally recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash received by you in the merger and your adjusted tax basis in your ordinary shares.

The continuation of preference shares as preference shares of the surviving company in the merger will not be a taxable event for U.S. federal income tax purposes for holders of preference shares. If you are a holder of preference shares, you will not recognize any income, gain or loss for U.S. federal income tax purposes upon the continuation of your preference shares as preference shares of Aspen as the surviving company in the merger, and will retain an adjusted tax basis and holding period in your surviving company preference shares equal to the adjusted tax basis and holding period you had in your preference shares prior to the merger.

TAX MATTERS ARE COMPLICATED AND THE TAX CONSEQUENCES OF THE MERGER TO YOU WILL DEPEND UPON THE FACTS OF YOUR PARTICULAR SITUATION. GIVEN INDIVIDUAL CIRCUMSTANCES MAY DIFFER, ASPEN STRONGLY URGES YOU TO CONSULT WITH YOUR TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER TO YOU, INCLUDING THE APPLICABILITY OF U.S. FEDERAL, STATE, LOCAL, NON-U.S. AND OTHER TAX LAWS.

Proposed Amendment to Bye-Law (Page 107)

Aspen is asking its ordinary shareholders to approve an amendment to the Aspen bye-laws to reduce the shareholder vote required to approve a merger with any third party from the affirmative vote of at least 66% of the voting power of the shares entitled to vote at a meeting of the shareholders to a simple majority of the votes cast at a meeting of the shareholders.

The Board has unanimously, by all directors present at a duly called meeting, adopted resolutions whereby it has (1) determined that the bye-law amendment is advisable and in the best interests of Aspen, and authorized and approved the bye-law amendment and (2) resolved to recommend approval of the bye-law amendment proposal to Aspen’s shareholders for their consideration at the special general meeting.

Only ordinary shares issued and outstanding as of the record date may vote on the bye-law amendment proposal. Preference shares do not have a right to vote on the bye-law amendment proposal. The approval of the bye-law amendment proposal requires the affirmative vote of holders of at least 66% of the voting power of ordinary shares in accordance with Aspen’s bye-laws.

Approval of the bye-law amendment proposal is not a condition to consummation of the merger, but will have the effect of lowering the approval threshold for the merger proposal.

See the section of this proxy statement titled “Proposal 1—Approval of the Bye-Law Amendment Proposal” for more information on the bye-law amendment proposal.

QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE SPECIAL GENERAL MEETING

The following questions and answers address some questions you may have regarding the special general meeting, the merger agreement and the merger. These questions and answers may not address all questions that may be important to you as a shareholder of Aspen. Please refer to the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement for further information.

Q:	Why am I receiving this proxy statement?

A:

Aspen, Parent and Merger Sub, a wholly-owned subsidiary of Parent, have entered into the merger agreement, pursuant to which Merger Sub will be merged with and into Aspen, with Aspen surviving the merger as a wholly-owned subsidiary of Parent.

In order to consummate the merger, Aspen’s shareholders must approve the merger proposal. Aspen will hold the special general meeting to obtain approval of the merger proposal and to consider certain other related matters which are not prerequisites to the consummation of the merger. This proxy statement, which you should read carefully, contains important information about the merger and related transactions and other matters being considered at the special general meeting.

Q:	When and where is the special general meeting?

A:	The special general meeting of the shareholders of Aspen will take place at 9:00 a.m., local time, on December 10, 2018, at Aspen’s offices located at 141 Front Street, Hamilton HM19, Bermuda.

Q:	What will happen at the special general meeting?

A:	At the special general meeting, Aspen’s shareholders will be asked to consider and vote on each of the following proposals:

•

Proposal 1: to approve an amendment to Aspen’s bye-laws to reduce the shareholder vote required to approve a merger with any third party from the affirmative vote of at least 66% of the voting power of the shares entitled to vote at a meeting of the shareholders to a simple majority of the votes cast at a meeting of the shareholders;

•	Proposal 2: to approve the merger agreement, the statutory merger agreement and the merger;

•

Proposal 3: on an advisory (non-binding) basis, to approve the compensation that may be paid or become payable to Aspen’s named executive officers in connection with the merger, as described in this proxy statement; and

•

Proposal 4: to approve an adjournment of the special general meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes to approve the bye-law amendment proposal or the merger proposal at the special general meeting.

Ordinary shares outstanding as of the record date will be entitled to vote on each of the above proposals. Preference shares outstanding as of the record date will have the right to vote only on Proposal 2 and Proposal 4.

Q:	Does the Board recommend approval of the proposals?

A:

The Board unanimously, by all directors present at a duly called meeting, recommends that Aspen shareholders vote “FOR” the bye-law amendment proposal, “FOR” the merger proposal, “FOR” the compensation advisory proposal and “FOR” the other proposals described in this proxy statement in respect of which they are entitled to vote.

See the section of this proxy statement titled “The Merger—Reasons for the Merger; Recommendation of Aspen’s Board of Directors; Fairness of the Merger” beginning on page 35 for a more complete description of the recommendations of the Board. In considering the recommendations of the Board, you should be aware that Aspen’s executive officers and directors may have interests in the merger that are different from, or in addition to, those of Aspen’s shareholders generally. See the section of this proxy statement titled “The Merger—Interests of Aspen’s Directors and Executive Officers in the Merger” beginning on page 54.

Q:	What will happen if the merger is approved?

A:

If the merger proposal is approved and all other conditions to the merger have been satisfied or waived, Merger Sub will be merged with and into Aspen, with Aspen surviving the merger as a wholly-owned subsidiary of Parent.

Q:	What will holders of ordinary shares receive if the merger is approved?

A:

Pursuant to the terms of the merger agreement and the statutory merger agreement, each ordinary share issued and outstanding immediately prior to the effective time (other than ordinary shares owned by Aspen as treasury shares, owned by any subsidiary of Aspen or owned by Parent, Merger Sub or any subsidiary of Parent, which will be canceled as set forth in the merger agreement) will be canceled and converted into the right to receive the merger consideration of $42.75 per ordinary share in cash, without interest and less any required withholding taxes.

Q:	How does the merger consideration compare to the closing price of ordinary shares prior to announcement of the transaction?

A:	The merger consideration represents a premium of 6.6% to the closing price of ordinary shares on August 27, 2018, the last full trading day prior to the announcement of the transaction.

Q:	What will happen to issued and outstanding preference shares in the merger?

A:

Pursuant to the terms of the merger agreement, each preference share issued and outstanding immediately prior to the effective time will continue as a preference share of Aspen as the surviving company following the merger and the relative rights, terms and conditions of each such preference share will remain unchanged. Following the merger, Parent may cause the surviving company to exercise any of its rights with respect to each 5.95% preference share and 5.625% preference share issued and outstanding.

Q:	Are shareholders able to exercise appraisal or dissenters’ rights?

A:

Yes, under Bermuda law, Aspen’s shareholders have rights of appraisal, pursuant to which those shareholders of Aspen who do not vote in favor of the merger proposal and who are not satisfied that they have been offered fair value for their shares will be permitted to apply to the Bermuda Court for an appraisal of the fair value of their shares within one month from the giving of the notice convening the special general meeting and otherwise fully comply with the requirements for seeking appraisal under the Companies Act. See the section of this proxy statement titled “The Merger—Dissenters’ Rights of Appraisal for Aspen Shareholders” for more information on appraisal rights.

Q:	When do the parties expect to complete the merger?

A:

The parties expect to complete the merger during the first half of 2019, although there can be no assurance that the parties will be able to do so. The closing of the merger is subject to customary closing conditions, including approval by Aspen’s shareholders and receipt of certain insurance and other regulatory approvals, as well as the maintenance of certain financial strength ratings by Aspen.

See the section of this proxy statement titled “The Merger Agreement—Conditions to Completion of the Merger” for more information.

Q:	If I hold ordinary shares will I be entitled to receive a dividend in respect of the fourth quarter of 2018 or any other period prior to the closing of the merger?

A:	No. The merger agreement restricts Aspen from declaring, setting a record date for or paying dividends during the period from August 27, 2018 through the closing date.

Q:	What happens if the merger is not completed?

A:

If the merger proposal is not approved by the requisite vote of Aspen’s shareholders, or the merger is not completed for any other reason, the merger will not occur and Aspen’s shareholders will not receive the merger consideration, which is described in greater detail in the section of this proxy statement titled “Summary—The Merger Agreement.” Aspen’s shareholders will continue to own the ordinary shares and preference shares owned by them until sold or otherwise disposed by them. Aspen will remain an independent public company and the ordinary shares will continue to be registered under the Exchange Act and traded on the NYSE. In addition, if the merger agreement is terminated, Aspen may be required, under certain circumstances, to pay a termination fee of $82,935,000 to Parent. Alternatively, Parent may be required, under certain circumstances, to pay a reverse termination fee of $165,870,000 to Aspen.

Q:	What are the U.S. federal income tax consequences of the merger to holders of ordinary shares?

A:

The exchange of ordinary shares for the merger consideration pursuant to the merger agreement generally will be a taxable transaction to U.S. holders of ordinary shares for U.S. federal income tax purposes. On an exchange of your ordinary shares for the merger consideration in the merger, you will generally recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash received by you in the merger and your adjusted tax basis in your ordinary shares.

YOU SHOULD READ THE SECTION OF THIS PROXY STATEMENT TITLED “MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES” FOR A MORE DETAILED DISCUSSION OF THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER. TAX MATTERS ARE COMPLICATED AND THE TAX CONSEQUENCES OF THE MERGER TO YOU WILL DEPEND UPON THE FACTS OF YOUR PARTICULAR SITUATION. GIVEN INDIVIDUAL CIRCUMSTANCES MAY DIFFER, ASPEN STRONGLY URGES YOU TO CONSULT WITH YOUR TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER TO YOU, INCLUDING THE APPLICABILITY OF U.S. FEDERAL, STATE, LOCAL, NON-U.S. AND OTHER TAX LAWS.

Q:	What are the U.S. federal income tax consequences of the merger to holders of preference shares?

A:

The continuation of preference shares as preference shares of Aspen as the surviving company in the merger will not be a taxable event for U.S. federal income tax purposes for holders of preference shares. If you are a holder of preference shares, you will not recognize any income, gain or loss for U.S. federal income tax purposes upon the continuation of your preference shares as preference shares of Aspen as the surviving company in the merger, and you will retain an adjusted tax basis and holding period in your surviving company preference shares equal to the adjusted tax basis and holding period you had in your preference shares prior to the merger.

YOU SHOULD READ THE SECTION OF THIS PROXY STATEMENT TITLED “MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES” FOR A MORE DETAILED DISCUSSION OF THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER. TAX MATTERS ARE COMPLICATED AND THE TAX CONSEQUENCES OF THE MERGER TO YOU WILL DEPEND UPON THE FACTS OF YOUR PARTICULAR SITUATION. BECAUSE INDIVIDUAL CIRCUMSTANCES MAY DIFFER, ASPEN STRONGLY URGES YOU TO CONSULT WITH YOUR TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER TO YOU, INCLUDING THE APPLICABILITY OF U.S. FEDERAL, STATE, LOCAL, NON-U.S. AND OTHER TAX LAWS.

Q:

Why are holders of ordinary shares being asked to cast an advisory (non-binding) vote to approve “golden parachute compensation” payable to Aspen’s named executive officers under existing agreements with Aspen in connection with the merger?

A:

The SEC, in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, adopted rules that require Aspen to seek an advisory (non-binding) vote with respect to certain payments that will or may be made to Aspen’s named executive officers in connection with the merger. The compensation advisory proposal satisfies this requirement. See the section of this proxy statement titled “The Merger—Interests of Aspen’s Directors and Executive Officers in the Merger-Merger-Related Compensation for Aspen Named Executive Officers” for more details on such payments.

Q:	Do any of Aspen’s directors or officers have interests in the merger that may differ from or be in addition to the interests of Aspen’s shareholders?

A:

Aspen’s executive officers and directors may have interests in the merger that may be different from, or in addition to, those of Aspen’s shareholders generally. The Board was aware of and considered these interests to the extent such interests existed at the time, among other matters, in evaluating and negotiating the merger agreement, in approving the merger agreement and the merger and in recommending that the merger agreement be approved by the shareholders of Aspen. Such interests potentially include entitlement to:

•	accelerated vesting and settlement of outstanding equity awards at the effective time;

•	certain retention bonus payments under preexisting retention bonus letter agreements with Aspen;

•	potential transaction bonus payments, subject to approval by the Compensation Committee of the Board and, in certain instances, by Parent;

•	possible severance payments and/or benefits under preexisting change of control employment agreements with Aspen; and

•	continued indemnification and insurance coverage under the merger agreement.

See the section of this proxy statement titled “The Merger—Interests of Aspen’s Directors and Executive Officers in the Merger” beginning on page 54 for a more detailed discussion on the interests of Aspen’s directors and executive officers in the merger.

Q:	I am an employee of Aspen who holds Aspen equity awards granted under a company share plan. How will my Aspen equity awards be treated in the merger?

A:	At the effective time, equity awards granted under a company share plan will be treated as follows:

•

Performance Units and Phantom Shares. Each performance unit or phantom share, in each case that is outstanding immediately prior to the effective time will, to the extent not vested, vest and be canceled and converted into the right to receive a lump-sum amount in cash, without interest and less any applicable tax withholdings, equal to the merger consideration; provided that, for purposes of determining the number of performance units or phantom shares, as applicable, outstanding immediately prior to the effective time, (i) with respect to any portion of a performance unit award or phantom share award, as applicable, with a performance period that has been completed, the number of shares will be determined based on the actual level of performance achieved, and (ii) with respect to any portion of a performance unit award or phantom share award, as applicable, with a performance period that has not been completed, any applicable performance-based vesting requirements will be deemed to be achieved immediately prior to the effective time at target payout levels.

•

RSU Awards. Each RSU that is outstanding immediately prior to the effective time will, to the extent not vested, vest and be canceled and converted into the right to receive a lump-sum amount in cash, without interest and less any applicable tax withholdings, equal to (i) the sum of (x) the merger consideration and (y) any accrued but unpaid dividend equivalents in respect of such RSU, multiplied by (ii) the number of ordinary shares subject to such RSU which had not previously been settled.

See the section of this proxy statement titled “The Merger Agreement—Treatment of Aspen Equity Awards” beginning on page 76 for a more detailed discussion on the treatment of Aspen equity awards in the merger.

Q:	I am an employee of Aspen who is a participant in the Aspen ESPP. How will my rights under the Aspen ESPP be treated in the merger?

A:

With respect to the Aspen ESPP, Aspen has agreed (i) not to commence an offering period to purchase ordinary shares that would otherwise begin after the end of any offering period in effect as of the date of the merger agreement, (ii) not to accept payroll deductions to be used to purchase ordinary shares under the Aspen ESPP after the end of any offering period in effect as of the date of the merger agreement and (iii) not to allow the existing participants thereunder to increase their elections with respect to any offering period in effect as of the date of the merger agreement. In addition, Aspen will take all actions necessary to cause the Aspen ESPP to terminate immediately after the purchases set forth in the following paragraph, if any, are completed and immediately prior to the effective time.

In the case of any outstanding purchase rights under the Aspen ESPP, (i) immediately prior to the effective time (x) any offering period under Aspen’s Employee Share Purchase Plan and the International Employee Share Purchase Plan will end and each participant’s accumulated payroll deduction will be used to purchase newly issued ordinary shares in accordance with the terms of Aspen’s Employee Share Purchase Plan or the International Employee Share Purchase Plan (as applicable) and (y) such ordinary shares will be treated the same as all other ordinary shares in accordance with the merger agreement, and (ii) prior to the effective time (x) Aspen will promptly take all actions necessary to enable and require participants in its 2008 Sharesave Scheme to utilize their accumulated payroll deduction to purchase newly issued ordinary shares in accordance with the terms of the 2008 Sharesave Scheme, such that there are no outstanding purchase rights thereunder as of the effective time and (y) such ordinary shares will be treated the same as all other ordinary shares in accordance with the merger agreement.

See the section of this proxy statement titled “The Merger Agreement—Treatment of Aspen ESPP” beginning on page 77 for a more detailed discussion on the treatment of Aspen ESPP rights in the merger.

Q:	What is the required quorum for the special general meeting?

A:

Each ordinary share and preference share carries the right to vote on the merger proposal and the adjournment proposal. Accordingly, the quorum required at the special general meeting to consider the merger proposal and the adjournment proposal is the presence in person or by proxy of at least one shareholder representing in excess of 50% of the combined total voting power of all ordinary shares and preference shares as of the record date. Only the ordinary shares carry the right to vote on the bye-law amendment proposal and the compensation advisory proposal. Accordingly, the quorum required at the special general meeting to consider the bye-law amendment proposal and the compensation advisory proposal is the presence in person or by proxy of at least one shareholder representing in excess of 50% of the total voting power of all ordinary shares as of the record date.

Q:	What shareholder vote is required to approve the items to be voted on at the special general meeting, including the merger?

A:

The approval of the bye-law amendment proposal requires the affirmative vote of holders of at least 66% of the voting power of ordinary shares in accordance with Aspen’s bye-laws. Holders of preference shares do not have the right to vote on the bye-law amendment proposal.

If the bye-law amendment proposal is approved, the bye-law amendment will be effective immediately and prior to the vote on the merger proposal, so that the approval of the merger proposal will require the affirmative vote of a majority of the votes cast by holders of ordinary shares and preference shares, voting as one class, at the special general meeting or any adjournment thereof in accordance with Aspen’s bye-laws. If the bye-law amendment proposal is not approved, the approval of the merger proposal will require the affirmative vote of 66% of the voting power of ordinary shares and preference shares entitled to vote, voting as one class, at the special general meeting or any adjournment thereof in accordance with Aspen’s bye-laws.

The approval of the compensation advisory proposal requires the affirmative vote of a majority of the votes cast by holders of ordinary shares at the special general meeting in accordance with Aspen’s bye-laws. Holders of preference shares do not have the right to vote on the compensation advisory proposal.

The approval of the adjournment proposal requires the affirmative vote of a majority of the votes cast by holders of ordinary shares and preference shares, voting as one class, at the special general meeting in accordance with Aspen’s bye-laws.

See the section of this proxy statement titled “Questions and Answers About the Merger and the Special General Meeting—Who is entitled to vote at the special general meeting?” for a more detailed description.

Q:	What effect do abstentions and “broker non-votes” have on the proposals?

A:

Abstentions and “broker non-votes” will be counted toward the presence of a quorum at the special general meeting, but will not be considered votes cast on any proposal brought before the special general meeting. Because the vote required to approve the proposals to be voted upon at the special general meeting (other than the bye-law amendment proposal and, if the bye-law amendment proposal is not approved, the merger proposal) is the affirmative vote of the specified required percentage of the votes cast assuming a quorum is present, an abstention or a “broker non-vote” with respect to any proposal to be voted on at the special general meeting (other than the bye-law amendment proposal and, if the bye-law amendment proposal is not approved, the merger proposal) will not have the effect of a vote for or against the relevant proposal, but will reduce the number of votes cast and therefore increase the relative influence of those shareholders voting. With respect to the bye-law amendment proposal, approval of which requires the affirmative vote of holders of at least 66% of the voting power of ordinary shares of Aspen, abstentions and “broker non-votes” will have the effect of a vote “against” the bye-law amendment proposal. With respect to the merger proposal, which, if the bye-law amendment proposal is not approved, requires the affirmative vote of holders of at least 66% of the voting power of ordinary shares and preference shares of Aspen, abstentions and “broker non-votes” will have the effect of a vote “against” the merger proposal.

Q:	Does Parent have the financial resources to complete the merger?

A:

It is anticipated that the total funds needed to complete the merger will be approximately $2.6 billion, and Parent has informed Aspen that, assuming the equity financing is funded in accordance with the equity commitment letter, it will have the financial resources to complete the merger and fund the aggregate merger consideration. Parent has informed Aspen that it may evaluate opportunistic funding alternatives prior to closing.

Q:	Who is entitled to vote at the special general meeting and what is the record date?

A:

Only Aspen’s shareholders of record, as shown on Aspen’s registers of members at the close of business on November 2, 2018, the record date for the special general meeting, will be entitled to notice of, and to vote at, the special general meeting or any adjournment or postponement thereof. Ordinary shares will be entitled to vote on the bye-law amendment proposal, the merger proposal, the compensation advisory proposal and the adjournment proposal, whereas preference shares will be entitled to vote only on the merger proposal and the adjournment proposal.

Q:	What do I need to do now?

A:

We urge you to carefully read this proxy statement, including its annexes and the documents incorporated by reference in this proxy statement. You are also encouraged to review the documents referenced under the section of this proxy statement titled “Where You Can Find Additional Information” and consult with your accounting, legal and tax advisors. Once you have considered all relevant information, we encourage you to sign, date and return the enclosed proxy card (if you are a shareholder of record) or voting instruction form you receive from your bank, broker or other nominee (if you are a shareholder who holds your shares through a bank, broker or other nominee) or to follow the instructions provided to you for voting over the Internet or by telephone.

Q:	How do I vote my shares?

A:

Shareholder of Record. If your ordinary or preference shares (collectively, the “Aspen shares”) are registered directly in your name, then you are considered a shareholder of record of Aspen with respect to those Aspen shares and this proxy statement and the enclosed proxy card were sent to you directly by Aspen. As an Aspen shareholder of record, you may vote by completing, dating, signing and mailing the enclosed proxy card in the return envelope provided as soon as possible or by following the instructions on the proxy card to submit your proxy by telephone or over the Internet at the website indicated. Submission of the proxy by telephone or over the internet is available through 11:59 p.m. Atlantic Standard Time on the day immediately before the special general meeting. Shareholders of record may also vote by attending the special general meeting in person if they bring valid picture identification. However, whether or not you plan to attend the special general meeting in person, we encourage you to vote your Aspen shares in advance to ensure that your vote is represented at the special general meeting. Abstentions and “broker non-votes” will be counted toward the presence of a quorum at the special general meeting, but will not be considered votes cast on any proposal brought before the special general meeting, as described above under the question titled “What effect do abstentions and ‘broker non-votes’ have on the proposals?”

Beneficial Owner of Shares Held in Street Name. If your Aspen shares are held in the name of a bank, broker or other similar organization or nominee, then you are considered a beneficial owner of such Aspen shares held for you in what is known as “street name.” Most of Aspen’s shareholders hold their shares in “street name.” If this is the case, this proxy statement has been forwarded to you by your bank, broker or other organization or nominee together with a voting instruction form. You may vote by signing, dating and returning your voting instruction form to your broker. Please review the voting instruction form to see if you are able to submit your voting instructions by telephone or over the Internet. The organization or nominee holding your account is considered the shareholder of record for purposes of voting at the special general meeting. As a beneficial owner, you have the right to instruct the organization that holds your shares of record how to vote the Aspen shares that you beneficially own.

Q:	If my Aspen shares are held in “street name,” how do I vote in person at the special general meeting?

A:

If you are a beneficial owner of Aspen shares held in “street name” rather than a shareholder of record, you may only vote your Aspen shares in person at the special general meeting by bringing valid picture identification and a legal proxy form from your broker, bank or other nominee.

Q:	Can I change my vote?

A:

Yes. You may revoke a submitted proxy prior to its exercise by either giving notice of such revocation to the General Counsel of Aspen in writing at Aspen Holdings Insurance Holdings Limited, 141 Front Street, Hamilton HM19, Bermuda, or attending and voting in person at the special general meeting or by executing a subsequent proxy, provided that such action is taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the votes are taken.

If your Aspen shares are held in “street name” by your bank, broker or other nominee, please follow the instructions provided by your bank, broker or other nominee as to how to revoke or change your previously provided voting instructions.

Q:	If I hold my shares in certificated form, should I send in my share certificates now?

A:

No. You should NOT return your share certificates with the enclosed proxy card, and you should not forward your share certificates to the paying agent without a letter of transmittal. Promptly after the effective time, each shareholder of record of a certificate representing ordinary shares that has been converted into the right to receive the merger consideration will be sent a letter of transmittal describing the procedure for how to surrender shares in exchange for the merger consideration. If you hold your shares in certificated form, you will receive your cash payment after the paying agent receives your share certificates and any other documents requested in the instructions.

Q:	If I hold my shares in book-entry form, how will I receive payment if the merger occurs?

A:

If you hold shares in non-certificated book-entry form that have been converted into the right to receive the merger consideration, you will receive your cash payment in respect of those shares following the effective time and the paying agent’s receipt of the documents that it requests from you, if any.

Q:	Who will solicit and pay the cost of soliciting proxies?

A:

Aspen has engaged Innisfree M&A Incorporated (“Innisfree”) to assist in the solicitation of proxies for the special general meeting. Aspen estimates that it will pay Innisfree a fee of approximately $20,000 plus reasonable expenses. Further solicitation may be made by our directors, officers and employees personally, by telephone, internet or otherwise, but such persons will not be specifically compensated for such services. We may also make, through bankers, brokers or other persons, a solicitation of proxies of beneficial holders of the ordinary shares. Upon request, we will reimburse brokers, dealers, banks or similar entities acting as nominees for reasonable expenses incurred in forwarding copies of the proxy materials relating to the special general meeting to the beneficial owners of ordinary shares which such persons hold of record.

Q:	Who can help answer my other questions?

A:

If you have more questions about the merger, or require assistance in submitting your proxy or voting your shares or need additional copies of the proxy statement or the enclosed proxy and voting instruction card(s), please contact Innisfree, which is acting as the proxy solicitation agent in connection with the merger.

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, New York 10022

Shareholders located in the United States and Canada may call toll-free: (888) 750-5834

Shareholders located in other jurisdictions may call: (412) 232-3651

Banks and Brokers may call collect: (212) 750-5833

If your broker, bank or other nominee holds your shares, you can also call your broker, bank or other nominee for additional information.

Q:	Where can I find more information about Aspen?

A:	You can find more information about Aspen in the documents described under the section of this proxy statement titled “Where You Can Find Additional Information.”

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

Certain statements in this proxy statement are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are made under the “safe harbor” provisions of The Private Securities Litigation Reform Act of 1995. In particular, statements using words such as “may,” “seek,” “will,” “likely,” “assume,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “do not believe,” “aim,” “predict,” “plan,” “project,” “continue,” “potential,” “guidance,” “objective,” “outlook,” “trends,” “future,” “could,” “would,” “should,” “target,” “on track” or their negatives or variations, and similar terminology and words of similar import, generally involve future or forward-looking statements. Forward-looking statements reflect Aspen’s current views, plans or expectations with respect to future events and financial performance. They are inherently subject to significant business, economic, competitive and other risks, uncertainties and contingencies. The inclusion of forward-looking statements herein should not be considered as a representation by Aspen or any other person that current plans or expectations will be achieved. The proposed merger is subject to risks and uncertainties and factors that could cause Aspen’s actual results to differ, possibly materially, from those in the specific projections, goals, assumptions and statements include, but are not limited to:

•	the parties’ ability to consummate the merger;

•	the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement under its terms by either party;

•

required governmental approvals of the merger may not be obtained or may not be obtained on the terms expected or on the anticipated schedule, and adverse regulatory conditions may be imposed in connection with any such governmental approvals;

•	Aspen’s shareholders may fail to approve the merger;

•	Parent or Aspen may fail to satisfy other conditions required for the completion of the merger, or may not be able to meet expectations regarding the timing and completion of the merger;

•

operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, reinsurers or suppliers) may be greater than expected following the announcement of the proposed merger;

•	Aspen may be unable to retain and hire key personnel;

•	the amount of the costs, fees, expenses and other charges related to the proposed Merger may be greater than expected;

•	the outcome of any legal proceedings, to the extent initiated against Aspen or others following the announcement of the proposed merger; and

•

other factors affecting actual or future results, operations or conditions disclosed in Aspen’s filings with the SEC, including but not limited to those discussed under Item 1A, “Risk Factors”, in Aspen’s Annual Report on Form 10-K for the year ended December 31, 2017, which are incorporated herein by reference.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in Aspen’s most recent reports on Form 10-K and Form 10-Q and other documents of Aspen on file with or furnished to the SEC. Any forward-looking statements made in this proxy statement are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Aspen will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Aspen or its business or operations. Except as required by law, Aspen undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

THE PARTIES TO THE MERGER

Aspen Insurance Holdings Limited

Aspen, a Bermuda exempted company, provides reinsurance and insurance coverage to clients in various domestic and global markets through wholly-owned subsidiaries and offices in Australia, Bermuda, Canada, Ireland, Singapore, Switzerland, the United Arab Emirates, the United Kingdom and the United States. For the year ended December 31, 2017, Aspen reported $12.9 billion in total assets, $6.7 billion in gross reserves, $2.9 billion in total shareholders’ equity and $3.4 billion in gross written premiums. Its operating subsidiaries have been assigned a rating of “A” by Standard & Poor’s Financial Services LLC, an “A” (“Excellent”) by A.M. Best Company Inc. and an “A2” by Moody’s Investors Service, Inc.

For additional information on Aspen and its business, including how to obtain the documents that Aspen has filed with the SEC, see the section of this proxy statement titled “ Where You Can Find Additional Information.”

Highlands Holdings, Ltd.

Parent is a Bermuda exempted company and an affiliate of the Apollo Funds, which are each managed by affiliates of Apollo Management. Parent, Apollo Management and the Apollo Funds are affiliates of AGM. AGM is a leading global alternative investment manager with offices in New York, Los Angeles, Houston, Bethesda, London, Frankfurt, Madrid, Luxembourg, Mumbai, Delhi, Singapore, Hong Kong and Shanghai. AGM had assets under management of approximately $270 billion as of June 30, 2018 in private equity, credit and real estate funds invested across a core group of nine industries where AGM has considerable knowledge and resources. AGM’s units are listed on the NYSE under the symbol “APO”. Parent was formed solely for the purpose of engaging in the merger and other related transactions and to serve as the holding company of Merger Sub. Parent has not engaged in any business other than in connection with the merger and other related transactions.

Highlands Merger Sub, Ltd.

Merger Sub is a wholly-owned subsidiary of Parent that was formed by Parent solely for purposes of entering into the merger agreement and the statutory merger agreement and completing the transactions contemplated thereby. Upon completion of the merger, Merger Sub will be merged with and into Aspen and Merger Sub will cease to exist.

THE MERGER

Effects of the Merger

On the terms and subject to the conditions of the merger agreement and the statutory merger agreement, and in accordance with the applicable provisions of the Companies Act, at the effective time, Merger Sub will merge with and into Aspen, the separate corporate existence of Merger Sub will cease and Aspen will survive the merger as a wholly-owned subsidiary of Parent. As a result of the merger under Bermuda law, Aspen’s and Merger Sub’s respective undertakings, property and liabilities will become vested in Aspen as the surviving company in the merger.

The merger agreement provides that, at the effective time, each ordinary share issued and outstanding immediately prior to the effective time (other than ordinary shares owned by Aspen as treasury shares, owned by any subsidiary of Aspen or owned by Parent, Merger Sub or any subsidiary of Parent, which will be canceled as set forth in the merger agreement) will be converted into the right to receive $42.75 in cash, without interest and less any required withholding tax. All such ordinary shares will no longer be outstanding and will be canceled and cease to exist and each holder of a certificate previously evidencing any ordinary shares or uncertificated ordinary shares represented by book-entry will cease to have any rights with respect to those shares, except the right to receive the merger consideration.

At the effective time, Parent will become the sole owner of Aspen’s ordinary shares. Therefore, Aspen’s current ordinary shareholders will cease to have direct or indirect ownership interests in Aspen or rights as Aspen ordinary shareholders, will not participate in any future earnings or growth of Aspen, will not benefit from any appreciation in value of Aspen and will not bear the future risks of Aspen’s operations.

At the effective time, each preference share issued and outstanding immediately prior to the effective time will continue as a preference share of Aspen as the surviving company following the merger and the relative rights, terms and conditions of each such preference share will remain unchanged.

Background of the Merger

The Board and Aspen’s senior management regularly review Aspen’s operations, financial condition, financial performance and long-term strategic plans and objectives, as well as industry and regulatory developments and their impact on Aspen’s long-term strategic plans and objectives, with the goal of maximizing shareholder value.

From time to time, representatives of other industry participants and private equity firms have contacted senior management of Aspen or members of the Board to gauge Aspen’s interest in potential business combination transactions, including a call in January 2018, from Mr. Gary Parr, Senior Managing Director of Apollo, to Mr. Christopher O’Kane, Aspen’s Group Chief Executive Officer.

At a meeting of the Board held on February 6 and 7, 2018, the Board discussed in detail Aspen’s strategic position in the marketplace, risks relating to Aspen’s ability to execute its long-term strategic plan as a stand-alone entity, potential alternatives to such long-term strategic plan, and the potential benefits of pursuing a sale of Aspen. Members of senior management and representatives of Aspen’s financial advisors, Goldman Sachs and J.P. Morgan, and its outside legal counsel, Willkie Farr & Gallagher LLP (“Willkie”), were also present at the meeting. The discussion covered the factors that had affected Aspen’s financial results for the year ended December 31, 2017, including Aspen’s underwriting and net losses during 2017, including as a result of the California wildfires that occurred in the fourth quarter of 2017 and other catastrophic events that occurred in 2017, attritional losses in its insurance segment, Aspen’s leverage and balance sheet, and its ratings outlook. The Board also reviewed and considered current and projected trends in the insurance and reinsurance industries, including the impact of continuing consolidation in the insurance and reinsurance industries, increasingly competitive pricing in many of the insurance and reinsurance markets in which Aspen operates, the continued growth of alternative capital and its impact on the reinsurance industry, the impact of tax reform in the United States and “Brexit” in the United Kingdom, and the potential impact of expected increases in U.S. interest rates. Mr. O’Kane provided an update to the Board regarding his communication with Mr. Parr.

The Board then considered a range of potential strategic alternatives with input from Aspen’s financial advisors and outside legal counsel, including whether to initiate a process to explore potential strategic alternatives, including a sale of Aspen, and whether and how to execute on Aspen’s long-term strategic plan, including whether and how to raise additional capital, if the need arose. The Board determined that, while it had not decided to sell the Company, it was advisable to explore a potential sale of Aspen as part of an overall review of strategic options, and authorized Aspen’s management to review potential sale options with the assistance of Goldman Sachs and J.P. Morgan.

On February 21, 2018, a member of the board of directors of Party A, a company that operates in the insurance and reinsurance industries, called Mr. Bret Pearlman, a member of the Board with whom the member of the board of directors of Party A was acquainted, to discuss the potential for a stock-for-stock business combination transaction between Aspen and Party A and to propose that representatives of Aspen meet with representatives of Party A to discuss the possibility of such a transaction. Following the call, Mr. Pearlman provided an update to Mr. Glyn Jones, Chairman of the Board, and Aspen’s financial advisors regarding the outreach from the Party A director.

At a meeting of the Board held on March 8, 2018, at which members of senior management and representatives of Aspen’s financial advisors and outside legal counsel were present, the Board again reviewed the potential options the Board was considering, including a potential sale of Aspen and the execution of Aspen’s long-term strategic plan, and the merits and risks associated with each of the options. Representatives of Aspen’s financial advisors reviewed with the directors Aspen’s financial performance and certain preliminary financial analyses performed by Aspen’s financial advisors. The discussion also covered an initial draft of the confidential information memorandum and projections prepared by Aspen’s management included therein to be provided to potential buyers. At the request of the Board, the confidential information memorandum was prepared by Aspen’s management team with the assistance of Aspen’s financial advisors. It was noted during that discussion that management was in the process of updating its views regarding the projected financial performance of Aspen’s business through 2020, which updates were not expected to be completed in time for the distribution of the confidential information memorandum. At that meeting, in order to facilitate the timely consideration of potential strategic alternatives, the Board established a Strategy Committee consisting of Mr. Jones, Mr. O’Kane and Board members Messrs. Matthew Botein, Gary Gregg, Gordon Ireland and Bret Pearlman, with Mr. Jones serving as chair. The Board selected the members of the Strategy Committee because of their collective knowledge of Aspen and its business, their business acumen and their knowledge and experience in executing business transactions. The Board was aware that Mr. Pearlman had a business relationship with senior executives of Apollo. Mr. Pearlman is a manager at HRS 1776 Partners, an entity affiliated with HRS Management LLC, the family office of Joshua Harris, a senior managing director and co-founder of Apollo.

The Board authorized the Strategy Committee, among other things, to review and analyze proposals for Aspen to engage in strategic transactions, including a potential sale of Aspen until May 2, 2018, the date of the next regularly scheduled Board meeting; to discuss with management and Aspen’s advisors the strategy regarding any discussions or negotiations with potential buyers relating to any such potential transaction, and to oversee such discussions or negotiations; to agree on the nature and scope of any due diligence review to be undertaken by any potential buyer; and to make recommendations to the Board with respect to the foregoing. The Board also discussed with management and representatives of Aspen’s financial advisors the parties that may be interested in exploring a potential transaction with Aspen and the Board authorized Aspen’s management and advisors to engage in discussions with potential counterparties. The Board also authorized the appointment of Goldman Sachs and J.P. Morgan as Aspen’s financial advisors.

Following this Board meeting and as requested by the Board, on March 9, 2018, Messrs. O’Kane and Pearlman met with the Chief Executive Officer and Chief Financial Officer of Party A and a member of its board of directors to discuss the possibility of a stock-for-stock business combination transaction between Aspen and Party A. The parties discussed their respective views on the insurance and reinsurance industries and the parties’ respective businesses and operations. Following the meeting, Messrs. O’Kane and Pearlman provided an update to Mr. Jones and Aspen’s financial advisors regarding their communications with Party A.

On March 12, 2018, Mr. O’Kane met with Messrs. Parr and Harris to discuss Apollo’s insurance business and the potential for an acquisition of Aspen. Following this meeting, Mr. O’Kane provided an update to Mr. Jones and Aspen’s financial advisors regarding his communication with Apollo.

At a telephonic Board meeting on March 21, 2018, at which members of Aspen’s senior management and representatives of Aspen’s financial advisors and outside legal counsel were also present, members of Aspen’s senior management team and representatives of Aspen’s financial advisors provided an update on the latest draft of the confidential information memorandum. Messrs. O’Kane and Pearlman also updated the Board on their conversation with Party A and Mr. O’Kane updated the Board on his conversation with Apollo.

Throughout March 2018, as requested by the Board, representatives of Aspen’s financial advisors, on behalf of Aspen, contacted and engaged in discussions with 26 potential counterparties, including both strategic buyers and financial sponsors (and which included Apollo, Party A, Party B, and Party C, as described below) to gauge their interest in making a proposal to acquire Aspen. Such potential counterparties included, among others, the potential counterparties that the Board and Aspen’s financial advisors believed, based on their knowledge and experience of the market and the insurance and reinsurance industries, were most likely to be interested in a potential acquisition of Aspen. Nine counterparties (including Apollo, Party A, Party B, and Party C) ultimately entered into confidentiality agreements with Aspen in connection with the ongoing sale process. The remaining 17 potential counterparties indicated they were not interested in pursuing a transaction with Aspen. Each of the parties that entered into a confidentiality agreement with Aspen received a confidential information memorandum prepared by Aspen’s management team with the assistance of Goldman Sachs and J.P. Morgan, which described and included projections regarding Aspen’s business and operations, and information regarding Aspen’s insurance and reinsurance loss reserves. None of these confidentiality agreements currently restricts any potential counterparty from making a proposal to acquire Aspen.

On March 22, 2018, a member of the board of directors of Party A called Mr. Pearlman to indicate that, if Aspen was not interested in entering into a stock-for-stock business combination transaction involving Aspen and Party A, Party A could partner with a private equity firm to acquire Aspen for cash or a mix of cash and stock. Following the call, Mr. Pearlman provided an update to Mr. Jones and Aspen’s financial advisors regarding this communication from Party A.

On April 3, 2018, Aspen and Apollo executed a confidentiality agreement, which included a standstill provision that did not permit Apollo to make a formal proposal to acquire Aspen, unless specifically invited to do so by Aspen.

At a telephonic Board meeting on April 4, 2018, at which members of senior management and representatives of Aspen’s financial advisors and outside legal counsel were present, representatives of Aspen’s financial advisors provided an update on the outreach in connection with a potential sale transaction. Representatives of Aspen’s financial advisors noted that a few prospective bidders had indicated an interest in acquiring only Aspen’s reinsurance business and one prospective bidder had indicated an interest in acquiring only Aspen’s capital markets business. Mr. Pearlman also updated the Board on his conversation with Party A. Messrs. O’Kane and Kirk also updated the Board on matters relating to the execution of Aspen’s long-term strategic plan and the risks associated with the implementation of the plan.

On April 14, 2018, Aspen and Party B executed a confidentiality agreement, which included a standstill provision that did not permit Party B to make a formal proposal to acquire Aspen, unless specifically invited to do so by Aspen.

On April 16, 2018, Aspen and Party A executed a confidentiality agreement, which included a standstill provision that did not permit Party A to make a formal proposal to acquire Aspen, unless specifically invited to do so by Aspen.

On April 18, 2018, Party C, one of the potential counterparties whom Aspen’s financial advisors contacted to gauge its interest in making a proposal to acquire Aspen, informed Aspen’s financial advisors that it had decided to withdraw from the process and not to submit a proposal to acquire Aspen.

The Board convened by telephone on April 24, 2018. Members of senior management and representatives of Aspen’s financial advisors and outside legal counsel were also present by telephone. Representatives of Aspen’s financial advisors provided an update on conversations with the potential counterparties they contacted at the direction of the Board regarding a transaction involving Aspen and summarized the principal reasons potential counterparties gave for declining to engage in the process. They also updated the Board on the progress made by, and their discussions with, the potential counterparties that remained active in the process. Messrs. O’Kane and Kirk also updated the Board on matters relating to the execution of Aspen’s long-term strategic plan and the risks associated with the implementation of the plan.

On April 25, 2018, Mr. O’Kane met with the Chief Executive Officer of Party A and discussed Party A’s interest in making an offer to enter into a business combination with Aspen and Party A’s plans for Aspen’s business after any such acquisition.

On April 27, 2018, Apollo submitted to Aspen a non-binding proposal to acquire 100% of Aspen’s outstanding ordinary shares for $45.00-$47.00 per ordinary share in cash, which proposal indicated that Apollo had the ability to commit to providing 100% of the amount required to complete the transaction through equity financing arrangements.

On April 30, 2018, Party A submitted to Aspen a non-binding proposal to enter into a stock-for-stock business combination transaction with Aspen as a result of which Aspen’s current shareholders would retain a majority of the pro forma ownership of the combined company. Party A’s proposal suggested an implied valuation of Aspen that was disproportionately lower than the implied valuation of Party A because Party A would be valued using a significantly higher multiple to book value than the multiple to book value that be used to value Aspen in the transaction. Party A indicated that it was receptive to exploring the inclusion of a limited cash component as part of the consideration.

On April 30, 2018, Party B, a company that operates in the insurance and reinsurance industries, submitted a non-binding proposal to acquire 100% of Aspen’s outstanding ordinary shares for $38.00 per ordinary share in Party B common stock and a pre-closing dividend payable by Aspen to Aspen’s shareholders of $7.00 per ordinary share in cash.

The remaining parties that received the confidential information memorandum indicated they were not interested in pursuing a potential transaction with Aspen.

At a meeting of the Board held on May 1 and 2, 2018, at which members of senior management and representatives of Aspen’s financial advisors and outside legal counsel were present, representatives of Willkie reviewed with the Board its fiduciary duties in connection with its consideration of a potential sale of Aspen and the Board engaged in a discussion of such duties and the sale process. Willkie also discussed with the Board the expected material terms of any merger agreement involving Aspen and potential implications of any merger on Aspen’s outstanding preference shares. Representatives of Aspen’s financial advisors summarized the conversations they had to date with potential buyers of Aspen. The Board then discussed the preliminary proposals received from each of the three bidders (Apollo, Party A and Party B) and the risks inherent in the proposals made by each of the three bidders, including each potential bidder’s plans for Aspen following the closing and how those plans might impact the likelihood that each such bidder would ultimately be willing or able to execute its proposed transaction. The Board also discussed the need to perform reverse diligence on Party A and Party B, given that their proposals included a large stock component as consideration. Following discussion, the Board decided that each of Apollo, Party A and Party B should be invited into the second round of the potential sale process, whereby each of the three bidders would be invited to undertake a more detailed due diligence review of Aspen and submit a revised, definitive proposal to acquire Aspen on or prior to June 28, 2018. The Board also separately discussed, as an alternative to the transactions proposed by Apollo, Party A and Party B, a potential sale of Aspen’s reinsurance business and the significant execution risk, protracted timeline, and other risks and considerations inherent in pursuing such a sale. The Board also discussed management’s updated views regarding the projected financial performance of Aspen’s business through 2020 and the risks inherent in the execution of Aspen’s long-term strategic plan.

At that meeting of the Board, the Board also authorized the Strategy Committee to remain in place through August 1, 2018. The Board was reminded that Mr. Pearlman had a business relationship with senior executives of Apollo. At the time of this Board meeting, Apollo was one of the three remaining bidders interested in making a proposal to enter into a transaction involving Aspen. The Board also discussed management’s updated views regarding the projected financial performance of Aspen’s business through 2020 and the risks inherent in the execution of Aspen’s long-term strategic plan.

On May 11, 2018, Aspen granted to representatives of Apollo, Party A and Party B access to an electronic data room containing documents and information with respect to Aspen to facilitate the due diligence process.

Between May 11, 2018 and late June, 2018, representatives of each of Apollo, Party A and Party B conducted separate due diligence reviews of Aspen and its business. Aspen’s management team and financial advisors regularly responded to questions from each of the three bidders regarding Aspen’s business and the documents and information made available in the electronic data room.

On May 16 and 17, 2018, members of senior management held management presentations and discussions regarding a potential transaction with representatives of Party A. Representatives of Aspen’s financial advisors and outside legal counsel attended the meeting. Aspen’s senior management made presentations to Party A regarding Aspen’s business and operations, and representatives of Party A asked questions of Aspen’s senior management in connection with their due diligence review of Aspen. Representatives of Party A made presentations to Aspen’s senior management regarding Party A’s business and operations, and Aspen’s senior management asked questions of Party A’s representatives in connection with their due diligence review of Party A.

On May 21, 2018, members of senior management held management presentations and discussions regarding a potential transaction with representatives of Party B. Representatives of Aspen’s financial advisors and outside legal counsel attended the meeting. Aspen’s senior management made presentations to Party B regarding Aspen’s business and operations, and representatives of Party B asked questions of Aspen’s senior management in connection with their due diligence review of Aspen.

On May 23, 2018, members of senior management held management presentations and discussions regarding a potential transaction with representatives of Apollo. Representatives of Aspen’s financial advisors and outside legal counsel attended the meeting. Aspen’s senior management made presentations to Apollo regarding Aspen’s business and operations, and representatives of Apollo asked questions of Aspen’s senior management in connection with their due diligence review of Aspen.

On June 1, 2018, the member of the board of directors of Party A who was acquainted with Mr. Pearlman called Mr. Pearlman to convey Party A’s expectation that the management team of Party A would lead the combined entity following any potential stock-for-stock business combination of Aspen and Party A. Following the call, Mr. Pearlman provided an update to Mr. Jones and Aspen’s financial advisors regarding this communication from the Party A director.

On June 5, 2018, Party A gave representatives of Aspen access to an electronic data room containing documents and information with respect to Party A to facilitate Aspen’s due diligence review of Party A. Aspen’s management team and outside legal counsel engaged in a review of the documents and information made available by Party A.

On June 7, 2018, Mr. O’Kane, at the request of Party B, had a call with the Chief Executive Officer of Party B during which they discussed their respective views on the insurance and reinsurance industries and the parties’ respective businesses and operations.

At a telephonic Board meeting on June 7, 2018, at which members of senior management and representatives of Aspen’s financial advisors and outside legal counsel were present, members of Aspen’s senior management presented to the Board management’s updated views regarding the projected financial performance of Aspen’s business through 2020 (see “The Merger—Certain Aspen Prospective Financial Information”). The updates to the projections were primarily driven by, among other matters, improved projected underwriting results as a result of current views on natural catastrophe losses, projected performance improvement in insurance underwriting, projected expense reductions, projected improvement in results (other than those relating to catastrophic events) in certain business lines, and the impact of the discontinuation of the international professional indemnity, marine hull and aviation insurance business lines at Lloyd’s of London due to their limited contribution and volatility and the views of Aspen’s senior management and the Board that they should be discontinued as part of Aspen’s long-term strategic plan. The Board asked management questions regarding the assumptions underlying such projections, and the Board engaged in a discussion of Aspen’s long-term strategic plan. Representatives of Aspen’s financial advisors provided the Board with an update on the potential sale transaction and noted that Apollo, Party A and Party B continued to express interest in pursuing a potential sale transaction.

During the evening of June 10, 2018, the updated projections were placed in the Aspen data room. Each of Apollo, Party A and Party B had access to such projections.

On June 12, 2018, members of Aspen’s senior management met with representatives of Party B. During that meeting, the parties discussed the parties’ respective business strategies, legal and management structure, and market position.

During the evening of June 12, 2018, initial drafts of merger agreements (reflecting different potential transaction structures) prepared by Willkie were placed in the Aspen data room. Each of Apollo, Party A and Party B had access to such initial drafts.

On June 14, 2018, Mr. O’Kane met with the Chief Executive Officer of Party A to discuss their respective businesses and Party A’s plans for Aspen’s business following any potential business combination transaction.

On June 18, 2018, members of the Board had dinner with members of the board of directors of Party B during which the parties discussed the parties’ respective businesses, the strategic rationale for a potential business combination transaction involving the two companies, the scale and fit of the parties’ respective businesses, and matters relating to the integration and optimization of the parties’ respective businesses.

On June 19 and 20, 2018, members of Aspen’s senior management met with representatives of Party A to discuss the parties’ respective businesses and Party A’s plans with respect to Aspen’s businesses after the closing of a potential business combination transaction involving the two companies.

On June 19, 2018, Party B gave representatives of Aspen access to an electronic data room containing documents and information with respect to Party B to facilitate Aspen’s due diligence review of Party B. Aspen’s management team and outside legal counsel engaged in a review of the documents and information made available by Party B.

Also on June 19, 2018, Mr. Botein, as a member of the Strategy Committee, discussed with a representative of Party A the potential merits and considerations of a potential business combination involving Aspen and Party A.

On June 20, 2018, members of senior management and a representative of Party A met and discussed Party A’s plans for Aspen’s businesses following the closing. Following the meeting, Mr. Botein and a representative of Party A discussed the possibility that any business combination transaction involving Party A and Aspen be effected through a “merger of equals” transaction in which both Party A and Aspen would be valued in a consistent manner and using the same multiple to book value.

On June 21, 2018, Party A informed representatives of Aspen’s financial advisors that Party A had decided to withdraw from the process and not to submit a revised proposal to enter into a “merger of equals” transaction involving Aspen or make a proposal to acquire Aspen for cash, stock or a mixture of cash and stock. Party A stated that it might be willing to re-engage in the future on terms in line with its initial bid (i.e., a stock-for-stock business combination transaction as a result of which Aspen’s shareholders would own a majority of the post-closing equity securities of the combined company and where Party A would be valued using a significantly higher multiple to book value than the multiple used to value Aspen).

On June 26, 2018, Apollo’s legal counsel, Sidley Austin LLP (“Sidley”), and Party B’s legal counsel each submitted a revised draft of a merger agreement to Aspen. Apollo’s draft of the merger agreement included a note that Apollo desired to discuss with Aspen the inclusion of a mechanism in the merger agreement to protect Apollo in the event of drastic changes in the book value of Aspen between the signing of the merger agreement and the closing of the transaction.

On June 28, 2018, Apollo submitted a revised non-binding proposal to acquire 100% of Aspen’s outstanding ordinary shares for $44.00 to $45.00 per ordinary share in cash, which offer indicated that Apollo had the ability to commit to providing 100% of the amount required to complete the transaction through equity financing arrangements. In its offer letter, Apollo requested a period of exclusivity during which (i) Aspen would not negotiate or discuss a potential alternative transaction with any other party, (ii) Apollo would work to complete its due diligence review of Aspen and (iii) the parties would negotiate a definitive merger agreement.

Also on June 28, 2018, the chairman of the board of directors of Party C called Mr. John Cavoores, a member of the Board with whom the chairman of the board of directors of Party C was acquainted, and expressed an interest in re-entering the process and potentially submitting a proposal to acquire Aspen. Representatives of Party C’s financial advisors subsequently clarified to representatives of J.P. Morgan that Party C would need to complete significant due diligence prior to providing a preliminary indication of interest to acquire Aspen and that Party C did not have sufficient funding to propose an all-cash transaction. Party C requested, as a condition to its agreement to conduct due diligence in advance of making any proposal regarding a transaction with Aspen, that Aspen enter into an agreement to negotiate exclusively with Party C and not to negotiate or discuss potential transactions with anyone other than Party C.

On June 29, 2018, Party B informed Aspen’s financial advisors that it had decided to withdraw from the process and not to submit a revised offer to acquire Aspen.

On June 30, 2018, representatives of Aspen’s financial advisors, at the direction of the Strategy Committee, contacted representatives of Party C to inform them that Aspen was not inclined to enter into an exclusivity agreement with Party C at that time and requested that Party C provide a preliminary indication of its proposed valuation of Aspen.

Beginning in July, 2018, to mitigate any uncertainty regarding Aspen’s ability to execute its long-term strategic plan as a stand-alone entity, Aspen granted retention bonus letters to certain of its key employees, including the following executive officers: Mr. Cain; Mr. Cohen; Mr. Issavi; Mr. Kirk and Mr. Schick.

The Board convened by telephone on July 2, 2018. Members of senior management and representatives of Aspen’s financial advisors and outside legal counsel were also present by telephone. Representatives of Aspen’s financial advisors provided the Board with an update on the potential sale transaction and discussed the key terms of Apollo’s proposal, including the reduction in the price range indicated to $44.00 to $45.00 per ordinary share (compared to Apollo’s initial indication of $45.00 to $47.00 per ordinary share in April 2018), Apollo’s request for a period of exclusivity, and Apollo’s desire to discuss a mechanism in the merger agreement to protect Apollo in the event of drastic changes in the book value of Aspen between the signing of the merger agreement and the closing. The Board discussed the reasons provided by Party A and Party B for declining to submit an offer and the conditions under which Party A indicated that it might be willing to re-engage in the process. The Board also discussed the call from Party C indicating an interest in potentially submitting a proposal after being granted exclusivity. After extensive discussion, the Board directed its financial advisors to request that Apollo provide a best and final price per share and to clarify the terms and conditions of its proposal by July 16, 2018. The Board also directed its financial advisors to contact Party C to further gauge the seriousness of Party C’s approach and assess the likelihood that Party C would have the interest and financial wherewithal to make a proposal to acquire Aspen that was more favorable to Aspen’s shareholders than Apollo’s proposal. Because the Board believed that the terms of the potential business combination involving Aspen and Party A being contemplated by Party A were not as attractive as the terms of Apollo’s proposal, the Board did not authorize Aspen’s management or financial advisors to request a revised proposal from Party A.

On July 2 and 3, 2018, representatives of Aspen’s financial advisors contacted representatives of each of Apollo and Party C to discuss the matters identified by the Board.

On a call among representatives of Goldman Sachs, J.P. Morgan and Apollo that took place during that time, representatives of Apollo indicated that Apollo’s willingness to engage in further confirmatory due diligence of Aspen was conditioned on Aspen’s willingness to enter into an exclusivity agreement with Apollo, and that Apollo would likely not be in a position to finalize and execute any potential merger agreement for another four to six weeks.

On a call among representatives of Aspen’s financial advisors and representatives of Party C that took place during that time, the representatives of Party C indicated that Party C would not be willing to engage in a due diligence review of Aspen, unless Aspen was willing to enter into an exclusivity agreement with Party C and that Aspen should not expect the merger consideration to be paid by Party C in any proposed transaction to exceed the then-current market price of Aspen’s shares. Party C likewise indicated that the merger consideration to be paid by Party C in any potential transaction would likely not consist solely of cash. Party C did not subsequently make any proposal or submit any preliminary indication of interest to acquire Aspen.

The Board convened by telephone on July 5, 2018. Members of senior management and representatives of Aspen’s financial advisors and outside legal counsel were also present by telephone. Representatives of Aspen’s financial advisors provided the Board with an update on their discussions with Apollo and Party C. The Board and its advisors engaged in a discussion of the responses from Apollo and Party C. The Board and representatives of Willkie discussed the expected terms of any merger agreement with Apollo, including expected terms that would govern Aspen’s ability to engage with or accept alternative proposals to acquire Aspen should they be made by a third party following the execution of any merger agreement with Apollo, and regarding the standstill provisions in confidentiality agreements with potential counterparties, which would terminate upon execution of any merger agreement with Apollo and would not prohibit any third party who signed such a confidentiality agreement from making a proposal to acquire Aspen. After discussion, and considering the attractiveness of Apollo’s proposal and the fact that Apollo remained the only active bidder, the Board authorized management to negotiate an exclusivity agreement with Apollo.

On July 8, 2018, representatives of Willkie delivered a draft exclusivity agreement to representatives of Sidley. Between July 8 and July 10, 2018, Willkie and Sidley negotiated the terms of the exclusivity agreement on behalf of Aspen and Apollo, respectively.

At a telephonic Board meeting on July 10, 2018, at which members of senior management and representatives of Aspen’s financial advisors and outside legal counsel were present, the Board discussed in detail the revised proposal Apollo made on June 28, 2018, and the time and process Apollo indicated it would need to complete its due diligence review of Aspen. Following that discussion, the Board approved the entry by Aspen into the exclusivity agreement with Apollo.

On July 11, 2018, Apollo and Aspen entered into an exclusivity agreement. The exclusivity agreement provided that the exclusivity period thereunder would extend until the earlier of (i) August 8, 2018 and (ii) any time at which Apollo makes a material modification to the terms of its proposal. It also provided that Aspen could terminate the exclusivity agreement earlier, on July 28, 2018, if Apollo failed to provide a written proposal on or about July 27, 2018 indicating that the merger consideration proposed by Apollo remained within the per share price range set forth in its offer letter, dated June 28, 2018.

During the period from July 11, 2018 through July 30, 2018, Aspen and Apollo had frequent discussions and meetings as part of Apollo’s confirmatory due diligence process, and representatives of Willkie and Sidley discussed the proposed terms of the merger agreement.

On July 17, 2018, representatives of Willkie sent representatives of Sidley a revised draft of the merger agreement.

The Board convened by telephone on July 23, 2018. Members of senior management and representatives of Aspen’s financial advisors and outside legal counsel were also present by telephone. Representatives of Goldman Sachs, J.P. Morgan and Willkie provided the Board with an update on their ongoing discussions with Apollo.

On July 27, 2018, Apollo confirmed its interest in acquiring Aspen for a price within the range of $44.00 to $45.00 per share and requested an extension of the exclusivity period under the exclusivity agreement through late August, 2018.

At a meeting of the Board held on July 30, 2018, at which members of senior management and representatives of Aspen’s financial advisors and outside legal counsel were present, representatives of Goldman Sachs, J.P. Morgan and Willkie provided the Board with an update on their ongoing discussions with Apollo, the progress of Apollo’s due diligence review of Aspen and the developing terms of the merger agreement with Apollo, including the provisions of the merger agreement related to the bye-law amendment. Representatives of each of Goldman Sachs and J.P. Morgan presented to the Board their preliminary financial analyses of the proposed merger consideration. The Board authorized management and Aspen’s financial advisors and outside legal counsel to negotiate an extension to the exclusivity agreement with Apollo. The Board also discussed potential alternatives to a sale of Aspen, including risks and considerations relating to the execution by Aspen of its long-term strategic plan.

At a meeting of the Board held on August 1, 2018, the Board authorized the Strategy Committee to remain in place through October 25, 2018 and Mr. Pearlman was appointed as chair of the Strategy Committee because Mr. Jones, the chair of the Strategy Committee, would be traveling and possibly unreachable at times during this period. On August 1, 2018, Apollo and Aspen entered into an amendment to the exclusivity agreement, which provided that Aspen could terminate exclusivity on August 8, 2018, unless Apollo provided a written proposal on or about August 7, 2018 indicating that the merger consideration proposed by Apollo remained within the per share price range set forth in its offer letter, dated June 28, 2018, in which case the exclusivity period would be extended to August 17, 2018.

Between August 1, 2018 and August 15, 2018, representatives of Aspen and Apollo held frequent discussions regarding matters relating to Apollo’s due diligence review of Aspen.

On August 3, 2018, representatives of Sidley sent representatives of Willkie a revised draft of the merger agreement.

On August 6, 2018, representatives of Aspen’s financial advisors, at the direction of Aspen’s management, contacted representatives of Apollo to discuss a change to Aspen’s senior management team that was scheduled to be announced on August 7, 2018. During that conversation, Apollo requested additional individual meetings with members of Aspen’s senior management team to discuss matters relating to Apollo, its track record and vision for investments in the insurance and reinsurance industries, Apollo’s due diligence review of Aspen and future plans for Aspen’s businesses.

On August 7, 2018, Aspen issued a press release to announce changes in the leadership of Aspen’s reinsurance business. Also on that date, representatives of Willkie and representatives of Sidley discussed by telephone issues arising out of the draft merger agreement.

On August 8, 2018, Apollo communicated to representatives of Aspen’s financial advisors that it was not confirming its price, as contemplated by the amended exclusivity agreement, dated August 1, 2018, and that it would provide an update on its proposal after its investment committee meeting the following week.

During the period from August 8, 2018 through August 10, 2018, representatives of Apollo met individually with members of Aspen’s senior management team to discuss matters relating to Apollo, its track record and vision for investments in the insurance and reinsurance industries, Apollo’s due diligence review of Aspen and future prospects for Aspen’s businesses in light of market and industry conditions. Representatives of Aspen’s financial advisors or legal counsel were also present at such meetings.

On August 15, 2018, Apollo communicated to representatives of Aspen’s financial advisors a further revision to its offer to acquire 100% of Aspen’s outstanding ordinary shares. Under the revised terms of its proposal, Apollo would acquire 100% of Aspen’s outstanding ordinary shares for $41.00 per ordinary share in cash and the merger agreement would provide, among other things, that Apollo’s obligation to consummate the merger would be conditioned on the absence of a ratings downgrade of Aspen’s ratings by any of A.M. Best, S&P or Moody’s. In addition, Apollo’s revised proposal stated that it would have the ability to terminate the merger agreement at any time prior to closing if Aspen’s book value declined for any reason by 10% or more relative to its book value as of June 30, 2018. In connection with discussions regarding this proposal, representatives of Apollo communicated the need for these provisions at the valuation reflected in its proposal. Also on that date, representatives of Sidley sent representatives of Willkie an initial draft of an equity commitment letter and a limited guarantee.

At a telephonic Board meeting on August 17, 2018, at which members of senior management and representatives of Aspen’s financial advisors and outside legal counsel were present, the Board discussed Apollo’s further revised offer, including the price Apollo was offering to acquire Aspen and the terms of the merger agreement proposed by Apollo. Representatives of each of Goldman Sachs and J.P. Morgan presented to the Board their updated preliminary financial analyses of the proposed merger consideration. The Board also discussed alternative courses of action that the Board was prepared to take with respect to the implementation of Aspen’s long-term strategic plan if the Board did not move forward with a transaction. Finally, the Board discussed the parameters of the terms of a transaction with Apollo that the Board likely would find acceptable. At the end of the meeting, the Board instructed Aspen’s senior management team, financial advisors and outside legal counsel to work with the Strategy Committee to develop a proposal within the parameters discussed by the Board that would satisfy the Board’s requirements for such a transaction and negotiate with Apollo to determine whether the parties could agree to a transaction on acceptable terms. During the meeting, it was noted that Mr. Pearlman is a manager at HRS 1776 Partners, an entity affiliated with HRS Management LLC, the family office of Joshua Harris, a senior managing director and co-founder of Apollo. The Board did not believe that Mr. Pearlman’s relationship with Mr. Harris would affect his judgment concerning the Board’s consideration of a potential transaction involving Apollo. Given that Apollo had emerged as the final bidder with whom the Company was expected to negotiate potential transaction terms, and in an abundance of caution, following the Board meeting, Mr. Botein assumed the role of chair of the Strategy Committee.

On August 18, 2018, the Strategy Committee held a meeting, at which members of senior management and representatives of Aspen’s financial advisors and outside legal counsel were present. At the meeting, the Strategy Committee discussed the terms of a potential counterproposal within the parameters discussed by the Board to be made by Aspen’s representatives to Apollo whereby Apollo would acquire 100% of Aspen’s outstanding ordinary shares for $42.75 per ordinary share in cash and the merger agreement would provide, among other things, that (i) there would not be any closing condition resulting from a downgrade of any rating of Aspen issued by Moody’s, (ii) the Board would have flexibility to take certain actions to avoid any potential ratings downgrade, notwithstanding the restrictive covenants to the contrary that were included in the draft merger agreement proposed by Apollo, and (iii) the termination right proposed by Apollo relating to a decline in Aspen’s book value would be replaced with a termination right relating to net losses incurred by Aspen from catastrophic events occurring prior to the closing date.

On August 19, 2018, representatives of Aspen’s financial advisors, at the direction of the Strategy Committee, discussed with representatives of Apollo the key terms of Aspen’s counterproposal to Apollo, and following such discussion sent Apollo a term sheet that summarized such key terms. Later on August 19, 2018, the Strategy Committee held a meeting, at which members of senior management and representatives of Aspen’s financial advisors and outside legal counsel were present, to discuss Apollo’s potential response to this counterproposal.

On August 20, 2018, Apollo communicated to representatives of Aspen’s financial advisors a further revised offer to acquire 100% of Aspen’s outstanding ordinary shares for $42.75 per ordinary share in cash and responded to the terms of Aspen’s counterproposal relating to the proposed termination right, closing conditions and related provisions as reflected in a revised term sheet.

On August 20 and 21, 2018, the Strategy Committee held meetings, at which members of senior management and representatives of Aspen’s financial advisors and outside legal counsel were present, to discuss Apollo’s further revised offer and Aspen’s potential response regarding the proposed termination right, closing conditions and related provisions. After the meeting on August 21, 2018, representatives of Aspen’s financial advisors, at the direction of the Strategy Committee, sent representatives of Apollo a revised draft of the term sheet reflecting Aspen’s counterproposal regarding such terms.

On August 21, 2018, representatives of Aspen’s financial advisors and outside legal counsel discussed with Apollo and its legal advisors the specific terms of the proposed termination right, closing conditions and related provisions. Later on August 21, 2018, representatives of Apollo sent Aspen’s financial advisors a revised draft of the term sheet reflecting Apollo’s further revised counterproposal.

At a telephonic Board meeting on August 21, 2018, at which members of Aspen’s senior management and representatives of Aspen’s financial advisors and outside legal counsel were also present, the Board discussed the developments in the discussions between Aspen and Apollo since the Board meeting on August 17, 2018, and the terms of the proposed termination right, closing conditions and related provisions being negotiated by the parties. At the end of the meeting, the Board directed Aspen’s senior management team, financial advisors and outside legal counsel to negotiate the terms of the definitive merger agreement with Apollo.

During the period from August 22, 2018 to August 27, 2018, representatives of Willkie, with the assistance of Goldman Sachs and J.P. Morgan and under the direction of the Strategy Committee and Aspen’s senior management, negotiated the terms and conditions of the merger agreement, equity commitment letter and limited guarantee with Apollo’s legal advisors.

The Board, other than Mr. Pearlman, who was unable to attend, met by telephone on August 27, 2018. Members of Aspen’s senior management and representatives of Aspen’s financial advisors and outside legal counsel were also present. At that meeting, representatives of Aspen’s financial advisors reviewed with the Board the process to identify a potential buyer of Aspen and their respective financial analyses of the merger consideration, as more fully described below under the heading “ — Opinion of Aspen’s Financial Advisors”. Thereafter, representatives of Aspen’s financial advisors each rendered their respective oral opinions to the Board, which opinions were subsequently confirmed in their respective written opinions dated August 27, 2018, that, as of the date of such opinions and based upon and subject to the factors and assumptions set forth therein, the $42.75 in cash per ordinary share to be paid to the holders of ordinary shares pursuant to the merger agreement was fair from a financial point of view to such holders. Representatives of Willkie then reviewed the terms and conditions of the proposed merger agreement with Apollo, including the provisions of the merger agreement relating to the bye-law amendment. After discussion, and in light of the Board’s review and, among other things, consideration of the factors described under “—Aspen’s Reasons for the Merger and Recommendation of the Board,” the Board approved the merger, the merger agreement, the statutory merger agreement, and the bye-law amendment and resolved that the merger proposal and the bye-law amendment be submitted to Aspen’s shareholders for their consideration at the special general meeting. In approving the merger, the merger agreement, and the statutory merger agreement, the Board determined that the fair value for (i) each ordinary share to be no greater than $42.75, without interest and less any applicable withholding taxes, (ii) each issued and outstanding 5.95% preference share, to be the continuation of each such 5.95% preference share as a preference share of Aspen as the surviving company following the merger with all of its relative rights, terms and conditions remaining unchanged and (iii) each issued and outstanding 5.625% preference share, to be the continuation of each such 5.625% preference share as a preference share of Aspen as the surviving company following the merger with all of its relative rights, terms and conditions remaining unchanged.

Following the Board meeting on August 27, 2018, Aspen and Parent, an affiliate of the Apollo Funds, entered into the merger agreement. Apollo and Aspen issued a joint press release announcing the transaction prior to the opening of trading markets in Europe on August 28, 2018.

Reasons for the Merger; Recommendation of the Board of Directors; Fairness of the Merger

The Board has unanimously, by all directors present at a duly called meeting, adopted resolutions whereby it has (1) determined that the bye-law amendment is advisable and in the best interests of Aspen, and authorized and approved the bye-law amendment, (2) determined that the merger consideration constitutes no less than fair value for each ordinary share in accordance with the Companies Act, that the preference shares of the surviving company constitutes fair value for each of the preference shares of Aspen in accordance with the Companies Act and that the merger, on the terms and subject to the conditions set forth in the merger agreement and the statutory merger agreement, is fair to, and in the best interests of, Aspen and its shareholders, (3) approved the merger, the merger agreement and the statutory merger agreement, and (4) resolved to recommend approval of the bye-law amendment, the merger, the merger agreement, and the statutory merger agreement to Aspen’s shareholders for their consideration at the special general meeting. Accordingly, the Board recommends that Aspen’s shareholders vote “FOR” the merger proposal.

For purposes of Section 106(2)(b)(i) of the Companies Act, the Board has unanimously, by all directors present at a duly called meeting, determined that the fair value for (i) each ordinary share to be no greater than $42.75, without interest and less any applicable withholding taxes, (ii) each 5.95% preference share to be the continuation of each such preference share as a preference share of Aspen as the surviving company following the merger with all of its relative rights, terms and conditions remaining unchanged and (iii) each 5.625% preference share to be the continuation of each such preference share as a preference share of Aspen as the surviving company following the merger with all of its relative rights, terms and conditions remaining unchanged.

Positive Factors Relating to the Merger

As described in the section of this proxy statement titled “The Merger — Background of the Merger,” the Board, prior to and in reaching its unanimous determination by all directors present at its meeting on August 27, 2018 to approve the bye-law amendment and that the merger, on the terms and subject to the conditions set forth in the merger agreement and the statutory merger agreement, is fair to, and in the best interests of, Aspen, consulted with Aspen’s management, financial advisors, and outside legal counsel and considered a variety of potentially positive factors relating to the merger, including, but not limited to, the following:

Treatment of Ordinary Shares

•

The value to be received by the holders of ordinary shares in the merger, including the fact that the all cash consideration to be received represents a significant premium relative to the trading price of the ordinary shares. The merger consideration of $42.75 per ordinary share represents (i) a premium of 18.9% to the closing price of ordinary shares on March 2, 2018, the last trading day prior to the announcement that AXA S.A. had entered into an agreement to acquire XL Group Ltd.; (ii) a premium of 12.4% to the closing price of ordinary shares on March 8, 2018, the last trading day prior to the publication of an article in Insurance Insider, an industry publication, reporting that Aspen retained Goldman Sachs and J.P. Morgan to advise on strategic alternatives; (iii) a premium of 11.3% to the closing price of ordinary shares on August 24, 2018, the last trading day prior to the date on which the Board adopted a resolution approving the merger agreement; and (iv) a premium of 6.6% to the closing price of ordinary shares on August 27, 2018, the last full trading day prior to the announcement of the transaction.

•

The fact that the merger consideration of $42.75 per ordinary share is 1.12x Aspen’s fully diluted book value per share and 1.13x Aspen’s tangible book value per share, in each case as of June 30, 2018.

•

The fact that the per share merger consideration would be paid solely in cash, which provides certainty and immediate liquidity and value to holders of Aspen ordinary shares, enabling holders of Aspen ordinary shares to realize value that has been created at Aspen while eliminating long-term business and execution risk.

•

The potential values, benefits, risks, and uncertainties facing holders of Aspen ordinary shares associated with possible strategic alternatives to the merger (including scenarios involving the possibility of remaining independent, with or without seeking to raise additional capital), and the timing and likelihood of accomplishing such alternatives, including engaging in and evaluating strategic alternatives to further enhance shareholder value.

•

The risks associated with continuing to operate Aspen as a standalone company, including the potential execution risks associated with the strategic plan, and the potential risk associated with the possibility that, even if our strategic plan is successfully executed, the market may not reflect such execution in Aspen’s ordinary share price in the near term or in the long term.

•

The fact that (a) Aspen’s financial advisors at the direction of the Board engaged in discussions with 26 potential counterparties, including strategic and financial firms, to gauge their interest in making a proposal to acquire Aspen, (b) nine of those 26 parties signed confidentiality agreements and received a CIM with respect to Aspen, (c) three of those parties (Party A, Party B and Apollo) made non-binding proposals to acquire Aspen, (d) each of Party A and Party B ultimately elected to withdraw from the process and not to pursue a transaction with Aspen, and (e) Apollo’s proposal to acquire Aspen for $42.75 was the highest price proposed by the remaining bidders.

•

The Board’s belief, after consultation with management and Aspen’s financial advisors, that the 26 potential counterparties contacted by Aspen’s financial advisors were the parties most likely to be interested in a potential acquisition of Aspen.

•

The fact that there were numerous reports in the media speculating on the existence and developments with respect to the process in the months leading up to the date on which the merger agreement was signed, which gave any interested potential counterparties who were not contacted by Aspen’s financial advisors an opportunity to inquire about the process.

•	That the merger agreement was the product of arm’s-length negotiations and contained terms and conditions that were, in the Board’s view, advisable and favorable to Aspen and its shareholders.

•

The belief of the Board that, as a result of the negotiations between the parties, the merger consideration of $42.75 per ordinary share was the highest price per share for the ordinary shares that Parent was willing to pay at the time of those negotiations and the highest price per share for the ordinary shares that was reasonably attainable.

•

The possibility that, if Aspen did not enter into the merger agreement, it could take a considerable amount of time and involve a substantial amount of risk before the trading price of the ordinary shares would reach and sustain the $42.75 per ordinary share value of the merger consideration, as adjusted for present value, or that the trading price would never reach or would fail to sustain such level.

•

The respective financial analyses reviewed and discussed with the Board by representatives of each of J.P. Morgan and Goldman Sachs as well as the separate oral opinions of each of J.P. Morgan and Goldman Sachs rendered to the Board (which were subsequently confirmed by delivery of separate written opinions of each of J.P. Morgan and Goldman Sachs on August 27, 2018) that, as of such date and based on and subject to the factors and assumptions set forth therein, the $42.75 in cash per ordinary share to be paid to the holders of ordinary shares pursuant to the merger agreement was fair, from a financial point of view, to such holders.

Treatment of Preference Shares

•

The fact that holders of preference shares will continue to own preference shares of Aspen as the surviving company following the merger and that the relative rights, terms, and conditions of each such preference share will remain unchanged.

Terms of the Merger Agreement

•

The belief of the Board, after consultation with Aspen’s senior management and outside legal counsel, that the terms and conditions of the merger agreement, including, but not limited to, the representations, warranties, and covenants of the parties and the conditions to the closing and termination rights, are reasonable and customary for similar transactions.

•

The belief of the Board, after consultation with Aspen’s senior management and outside legal counsel, that the conditions to the consummation of the merger as set forth in the merger agreement are reasonable under the circumstances and the likelihood that such conditions will be satisfied.

•

The belief of the Board, after consultation with Aspen’s senior management and outside legal counsel, that the likelihood is low that Aspen will sustain more than $350,000,000 of net losses from catastrophe events occurring between July 1, 2018 and January 31, 2019, and accordingly that Parent’s related termination right under the merger agreement is unlikely to be triggered.

•

The belief of the Board, after consultation with Aspen’s senior management and outside legal counsel, that the likelihood is low that A.M. Best or S&P will downgrade the financial strength ratings of Aspen’s operating subsidiaries, which downgrade would permit Parent to refuse to consummate the merger.

•

The availability of appraisal rights to Aspen’s shareholders who do not vote in favor of the merger proposal, which rights provide eligible shareholders with the opportunity to have the Bermuda Court determine the fair value of their shares, provided that they fully comply with the requirements of the Companies Act.

•	The absence of any financing condition or contingency to the merger.

•

The fact that the Board is permitted to withhold, withdraw, modify, qualify, or amend its recommendation of the merger proposal and the bye-law amendment proposal in response to a material event or circumstance that was not known or was not reasonably foreseeable to the Board on August 27, 2018, if the Board determines in good faith, after consultation with its financial advisors and outside legal counsel, that failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable law, subject to the payment of a $82,935,000 termination fee, if Parent terminates the merger agreement (see the section of this proxy statement titled “The Merger Agreement—No Solicitation of Takeover Proposals; Adverse Recommendation Change; Alternative Acquisition Agreement”).

•

Terms of the merger agreement permitting Aspen to consider a “superior proposal” received after August 27, 2018 and at any time prior to approval of the merger proposal by Aspen’s shareholders, including:

•

Aspen’s ability, under certain circumstances, to enter into an acceptable confidentiality agreement with and furnish information (including non-public information) to the third party making such a proposal and engage in discussions or negotiations with the third party making such a proposal, in each case, if the Board determines in good faith, after consultation with its financial advisors and outside legal counsel, that such “takeover proposal” either constitutes or would reasonably be expected to lead to a “superior proposal” (see the section of this proxy statement titled “The Merger Agreement—No Solicitation of Takeover Proposals; Adverse Recommendation Change; Alternative Acquisition Agreements”);

•

The fact that the terms of the merger agreement provide that, under certain circumstances where a superior proposal has been received, Aspen is permitted to entertain takeover proposals, and the Board is permitted to:

•

modify or withdraw its recommendation of the merger proposal in response to a superior proposal, if the Board determines in good faith, after consultation with its financial advisors and outside legal counsel, that failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable law, subject to the payment of a $82,935,000 termination fee, and compliance with certain procedural requirements; or

•

terminate the merger agreement to enter into an alternative acquisition agreement in respect of a superior proposal, if the Board determines in good faith, after consultation with its financial advisors and outside legal counsel, that failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable law, subject to the payment of a $82,935,000 termination fee, and compliance with certain procedural requirements (see the section of this proxy statement titled “The Merger Agreement—No Solicitation of Takeover Proposals; Adverse Recommendation Change; Alternative Acquisition Agreements”);

•

The belief of the Board, after consultation with Aspen’s senior management and financial advisors and outside legal counsel, that the $82,935,000 termination fee, which is approximately 3.25% of the estimated aggregate merger consideration payable to holders of ordinary shares in connection with the merger, would not preclude other parties from making an acquisition proposal for Aspen.

•

The fact that the terms of the merger agreement provide that, if Aspen terminates the merger agreement due to Parent’s or Merger Sub’s breach of their respective obligation to use reasonable best efforts to obtain required regulatory approvals and consummate the merger under certain circumstances or due to Parent’s and Merger Sub’s having failed to consummate the merger within three (3) business days after the date by which the closing is required to have occurred pursuant to the merger agreement and all conditions in the merger agreement have been satisfied or waived and Aspen has notified Parent that Aspen is irrevocably ready, willing, and able to consummate the merger, then Parent must pay a $165,870,000 reverse termination fee, subject to compliance with certain procedural requirements.

•

The fact that the Apollo Funds entered into an equity commitment letter pursuant to which they committed, subject to the terms of such letter, to provide Parent with an amount of cash that is sufficient to allow Parent to pay the aggregate merger consideration under the merger agreement.

•

The fact that the Apollo Funds entered into a limited guarantee concurrently with the execution of the merger agreement guaranteeing the obligation of Parent and Merger Sub to pay the reverse termination fee or (in certain cases) damages awards up to $167,370,000.

•	The business reputation and capabilities of Apollo and Parent and their management, and the financial resources of Apollo and Parent.

•	Parent’s commitment in the merger agreement to use its reasonable best efforts to consummate the merger (subject to the terms and conditions of the merger agreement).

•	The ability of the parties to consummate the merger.

•	The fact that the bye-law amendment would facilitate approval of the transaction.

Risk and Other Considerations of the Merger

In the course of its deliberations, the Board, in consultation with Aspen management, financial advisors, and outside legal counsel, also considered a variety of risks and other potentially negative factors relating to the merger, including the following:

•	The possibility that the merger might not be consummated, or that the consummation might be delayed.

•	The risk of diverting management focus and resources from other strategic opportunities and operational matters while implementing the merger.

•

That restrictions on the conduct of Aspen’s business prior to consummation of the merger could delay or prevent Aspen from undertaking business opportunities that arise pending consummation of the merger, which opportunities might be lost to Aspen if the merger could not be consummated.

•

The potential negative effect of the impending merger on Aspen’s business and relationships with customers, vendors, business partners, and employees, including the risk that key employees might not choose to remain employed with Aspen prior to the consummation of the merger, regardless of whether or not the merger is consummated.

•	The risk that Aspen’s shareholders may not approve the merger proposal.

•

The risk that governmental entities may oppose or refuse to approve the merger or impose conditions on Aspen and Parent (or any of their respective affiliates) prior to approving the merger, which conditions may constitute a burdensome condition under the terms of the merger agreement that would permit Parent to refuse to consummate the merger.

•	The risk that A.M. Best or S&P might downgrade the financial strength ratings of Aspen’s operating subsidiaries, which would permit Parent to refuse to consummate the merger.

•

The fact that the all-cash merger consideration, while providing certainty of value upon consummation, would not allow holders of ordinary shares to participate in any future earnings growth of Aspen or benefit from any future increase in its value.

•

The fact that some of Aspen’s directors and executive officers have other interests in the merger that are in addition to their interests as shareholders of Aspen (see the section of this proxy statement titled “The Merger—Interests of Aspen’s Directors and Executive Officers in the Merger”).

•	The specific terms of the merger agreement that either individually or in combination, could discourage potential acquirors from making a competing bid to acquire Aspen, including:

•

The terms of the merger agreement placing certain limitations on the ability of Aspen to solicit, knowingly encourage, initiate, or take any action to facilitate the submission of any inquiry or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, a takeover proposal, to engage in any discussions or negotiations regarding any submission, proposal, announcement, offer, or inquiry that constitutes or would reasonably be expected to lead to a takeover proposal, to furnish any non-public information in connection with a takeover proposal or any such submission, proposal, announcement, offer, or inquiry, to enter into any agreement related to any takeover proposal, to terminate, waive, amend, release, or modify any provision of any confidentiality agreement with a third party in connection with any takeover proposal or any submission, proposal, offer, or inquiry that would reasonably be expected to lead to any takeover proposal (unless the Board determines in good faith, after consultation with its outside legal counsel, that failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable law), and to reimburse the expenses of any person in connection with any takeover proposal; and

•	The fact that Aspen will be required to pay Parent a termination fee in connection with the merger, if the merger agreement is terminated under certain circumstances, or which may become payable following a termination of the merger agreement (which termination fee the Board determined was reasonable and customary).

•	The fact that Parent can terminate the agreement in certain circumstances, including:

•

if the Company has taken any commercially reasonable actions that the Board reasonably determines are reasonably necessary to avoid a ratings downgrade from A.M. Best or S&P and such action causes, or would reasonably be expected to cause, significant adverse economic consequences for the Company and its subsidiaries, taken as a whole, or increases the aggregate merger consideration payable to the holders of Aspen’s ordinary shares; and

•	if net CAT losses between July 1, 2018 and January 31, 2019 (or the closing date, if earlier) are greater than $350,000,000.

•	The limitations on remedies available to Aspen under the merger agreement, including the possibility that certain obligations under the merger agreement might be difficult to enforce.

The foregoing discussion of the factors considered by the Board is not intended to be exhaustive, but rather a summary of the material factors considered by the Board. In reaching its decision to approve the merger agreement, including the merger and other transactions contemplated by the merger agreement, the Board did not quantify or assign any relative weights to the factors considered, and individual directors may have given different weights to different factors. The Board considered the various factors as a whole, including discussions with, and questioning of, Aspen’s management, financial advisors, and outside legal counsel, and overall considered the factors to be favorable to, and to support, its determination.

The foregoing discussion of the information and factors considered by the Board is forward-looking in nature. This information should be read in light of the factors described under the section of this proxy statement titled “Cautionary Statement Concerning Forward-Looking Information.”

The Board recommends unanimously, by all directors present at a duly called meeting, that you vote “FOR” the approval of the Merger Agreement.

Opinion of Aspen’s Financial Advisor (Goldman Sachs)

Goldman Sachs rendered its oral opinion to the Board, which opinion was subsequently confirmed in a written opinion dated August 27, 2018, that, as of the date of such opinion and based upon and subject to the factors and assumptions set forth therein, the $42.75 in cash per ordinary share to be paid to the holders (other than Parent and its affiliates) of ordinary shares pursuant to the merger agreement was fair from a financial point of view to such holders.

The full text of the written opinion of Goldman Sachs, dated August 27, 2018, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex B to this proxy statement. Goldman Sachs provided advisory services and its opinion for the information and assistance of the Board in connection with the consideration of the merger. The Goldman Sachs opinion is not a recommendation as to how any holder of Aspen’s ordinary shares should vote with respect to the merger, or any other matter.

In connection with rendering its opinion described above and performing the related financial analysis, Goldman Sachs reviewed, among other things:

•	the merger agreement;

•	annual reports to shareholders and annual reports on Form 10-K of Aspen for the five years ended December 31, 2017;

•	certain interim reports to shareholders and quarterly reports on Form 10-Q of Aspen;

•	certain other communications from Aspen to its shareholders;

•	certain publicly available research analyst reports for Aspen; and

•

the updated financial projections and related internal financial analyses and forecasts for Aspen prepared by its management in June 2018, as approved for the financial advisors’ use by Aspen, summarized in the section of this proxy statement captioned “—Certain Aspen Prospective Financial Information” (which we refer to in this section “—Opinions of Aspen’s Financial Advisors—Goldman Sachs and J.P. Morgan Securities LLC” as the “Forecasts”).

Goldman Sachs also held discussions with members of the senior management of Aspen regarding their assessment of the past and current business operations, financial condition and future prospects of Aspen; reviewed the reported price and trading activity for the ordinary shares of Aspen; compared certain financial and stock market information for Aspen with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the property and casualty insurance and reinsurance industries and in other industries; and performed such other studies and analyses, and considered such other factors, as Goldman Sachs deemed appropriate.

For purposes of rendering its opinion, Goldman Sachs, with Aspen’s consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by Goldman Sachs, without assuming any responsibility for independent verification thereof. In that regard, Goldman Sachs assumed, with Aspen’s consent, that the Forecasts were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of Aspen. Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of Aspen or any of its subsidiaries, nor was any such evaluation or appraisal furnished to Goldman Sachs. Goldman Sachs is not an actuary and its services did not include any actuarial determination or evaluation by Goldman Sachs. Goldman Sachs did not make any attempt to evaluate actuarial assumptions and relied on Aspen’s actuaries with respect to reserve adequacy. In that regard, Goldman Sachs did not make any analysis of, and did not express any opinion as to, the adequacy of loss and loss adjustments expenses reserves. Goldman Sachs assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the merger will be obtained without any adverse effect on the expected benefits of the merger in any way meaningful to Goldman Sachs’ analysis. Goldman Sachs assumed that the merger will be consummated on the terms set forth in the merger agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to Goldman Sachs’ analysis.

Goldman Sachs’ opinion does not address the underlying business decision of Aspen to engage in the merger, or the relative merits of the merger as compared to any strategic alternatives that may be available to Aspen, nor does it address any legal, regulatory, tax or accounting matters. Goldman Sachs’ opinion addresses only the fairness from a financial point of view to the holders (other than Parent and its affiliates) of ordinary shares of Aspen, as of the date of the opinion, of the of the $42.75 in cash per ordinary share to be paid to such holders pursuant to the merger agreement. Goldman Sachs did not express any view on, and its opinion does not address, any other term or aspect of the merger agreement or the merger or any term or aspect of any other agreement or instrument contemplated by the merger agreement or entered into or amended in connection with the merger, including the fairness of the merger to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of Aspen, nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of Aspen, or class of such persons, in connection with the merger, whether relative to the $42.75 in cash per ordinary share to be paid to the holders (other than Parent and its affiliates) of ordinary shares of Aspen pursuant to the merger agreement or otherwise. Goldman Sachs did not express any opinion as to the impact of the merger on the solvency or viability of Aspen, Merger Sub or Parent or the ability of Aspen, Merger Sub or Parent to pay their respective obligations when they come due. Goldman Sachs’ opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Goldman Sachs as of, the date of its opinion and Goldman Sachs assumed no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after such date. Goldman Sachs’ advisory services and the opinion expressed in its opinion were provided for the information and assistance of the Board in connection with its consideration of the merger and such opinion does not constitute a recommendation as to how any holder of ordinary shares should vote with respect to such merger or any other matter. The opinion was approved by a fairness committee of Goldman Sachs.

Goldman Sachs and its affiliates are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of Aspen, Parent, any of their respective affiliates and third parties, including Apollo and its affiliates and portfolio companies, or any currency or commodity that may be involved in the transaction contemplated by the merger agreement for the accounts of Goldman Sachs and its affiliates and employees and their customers. Goldman Sachs acted as financial advisor to Aspen in connection with, and participated in certain of the negotiations leading to, the transaction contemplated by the merger agreement. Goldman Sachs has provided certain financial advisory and/or underwriting services to Aspen and/or its affiliates from time to time for which the Investment Banking Division of Goldman Sachs has received, and may receive, compensation, including having acted as co-manager with respect to a public offering of Aspen’s 5.95% Fixed-to-Floating Rate Perpetual Non-Cumulative Preference Shares (aggregate principal amount $250,000,000) in September 2016. During the two year period ended August 27, 2018, Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by its Investment Banking Division to Aspen and/or its affiliates of approximately $20,000. Goldman Sachs also has provided certain financial advisory and/or underwriting services to Apollo and/or its affiliates and portfolio companies from time to time for which the Investment Banking Division of Goldman Sachs has received, and may receive, compensation, including having acted as financial advisor to Gala Coral Group Limited, a portfolio company of Apollo, in connection with its merger with Ladbrokes plc in November 2016; as lead arranger with respect to a public offering by Laureate Education Inc., a portfolio company of Apollo, of its 8.250% Senior Notes due 2025 (aggregate principal amount $800,000,000) in April 2017; as joint agent with respect to a term loan facility (aggregate principal amount $2,900,000,000) of West Corporation, a portfolio company of Apollo, in October 2017; as financial advisor to EaglePicher Industries Inc., a subsidiary of Vectra Corporation, a portfolio company of Apollo, in connection with its sale in December 2017; as administrative agent, joint lead arranger and joint bookrunner in connection with a term loan facility (aggregate principal amount $2,200,000,000) and revolving credit facility (aggregate principal amount $400,000,000) of VICI Properties Inc., a portfolio company of Apollo, in December 2017; as joint lead arranger and joint bookrunner with respect to a revolving credit facility (aggregate principal amount $3,500,000,000) of Vistra Energy Corp., a portfolio company of Apollo, in December 2017; as joint lead arranger and joint bookrunner with respect to a term loan (aggregate principal amount $4,700,000,000) and revolving credit facility (aggregate principal amount $1,000,000,000) of Caesars Entertainment Corporation, a portfolio company of Apollo, in December 2017; as bookrunner with respect to an initial public offering of 105,000,000 shares of common stock of The ADT Corporation, a portfolio company of Apollo, in January 2018; and as financial advisor to Athora Holding Ltd., a portfolio company of Apollo, in connection with its acquisition of Generali Belgium SA in April 2018. During the two year period ended August 27, 2018, Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by its Investment Banking Division to Parent and/or its affiliates, including Apollo, of approximately $117,600,000. Goldman Sachs may also in the future provide financial advisory and/or underwriting services to Aspen, Parent, Apollo and their respective affiliates and portfolio companies, as applicable, for which the Investment Banking Division of Goldman Sachs may receive compensation. Affiliates of Goldman Sachs also may have co-invested with Apollo and its affiliates from time to time and may have invested in limited partnership units of affiliates of Apollo from time to time and may do so in the future.

The Board selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the merger. Pursuant to a letter agreement, dated August 1, 2012, as amended and restated, Aspen engaged Goldman Sachs to act as its financial advisor in connection with a sale of all or a portion of Aspen and certain other matters. The engagement letter between Aspen and Goldman Sachs provides for a fee payable in connection with the contemplated transaction that is estimated, based on the information available as of the date of announcement, at approximately $22,000,000, all of which is contingent upon consummation of the transaction. In addition, Aspen has agreed to reimburse Goldman Sachs for certain of its expenses, including attorneys’ fees and disbursements, and to indemnify Goldman Sachs and related persons against various liabilities, including certain liabilities under the federal securities laws.

Opinion of Aspen’s Financial Advisor (J.P. Morgan)

Pursuant to an engagement letter, dated March 16, 2018, Aspen retained J.P. Morgan as its financial advisor in connection with the proposed merger.

At the meeting of the Board on August 27, 2018, J.P. Morgan rendered its oral opinion to the Board, which opinion was subsequently confirmed in a written opinion dated August 27, 2018, that, as of the date of such opinion and based upon and subject to the factors and assumptions set forth therein, the $42.75 in cash per ordinary share to be paid to the holders of ordinary shares pursuant to the merger agreement was fair from a financial point of view to such holders.

The full text of the written opinion of J.P. Morgan, dated August 27, 2018, which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached as Annex C to this proxy statement and is incorporated herein by reference. Aspen’s shareholders are urged to read the opinion in its entirety. J.P. Morgan’s written opinion is addressed to the Board, is directed only to the consideration to be paid in the merger and does not constitute a recommendation to any shareholder of Aspen as to how such shareholder should vote at the special general meeting. The summary of the opinion of J.P. Morgan set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion.

In arriving at its opinion, J.P. Morgan, among other things:

•	reviewed the merger agreement;

•	reviewed certain publicly available business and financial information concerning Aspen and the industries in which it operates;

•

compared the proposed financial terms of the merger with the publicly available financial terms of certain transactions involving companies J.P. Morgan deemed relevant and the consideration paid for such companies;

•

compared the financial and operating performance of Aspen with publicly available information concerning certain other companies J.P. Morgan deemed relevant and reviewed the current and historical market prices of Aspen’s ordinary shares and certain publicly traded securities of such other companies;

•	reviewed certain internal financial analyses and forecasts prepared by the management of Aspen relating to its business; and

•	performed such other financial studies and analyses and considered such other information as J.P. Morgan deemed appropriate for the purposes of its opinion.

In addition, J.P. Morgan held discussions with certain members of the management of Aspen with respect to certain aspects of the merger, the past and current business operations of Aspen, the financial condition and future prospects and operations of Aspen, and certain other matters J.P. Morgan believed necessary or appropriate to its inquiry.

In giving its opinion, J.P. Morgan relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with J.P. Morgan by Aspen or otherwise reviewed by or for J.P. Morgan. J.P. Morgan did not independently verify any such information or its accuracy or completeness, and, pursuant to its engagement letter with Aspen, did not assume any obligation to undertake any such independent verification. J.P. Morgan did not conduct or was not provided with any valuation or appraisal of any assets or liabilities, or conduct any actuarial analysis, nor did J.P. Morgan evaluate the solvency of Aspen, Merger Sub or Parent under any state or federal laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to J.P. Morgan or derived therefrom, J.P. Morgan assumed that they were reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of Aspen to which such analyses or forecasts relate. J.P. Morgan expressed no view as to such analyses or forecasts or the assumptions on which they were based. J.P. Morgan also assumed that the merger and the other transactions contemplated by the merger agreement will be consummated as described in the merger agreement. J.P. Morgan also assumed that the representations and warranties made by Aspen, Merger Sub and Parent in the merger agreement and the related agreements are and will be true and correct in all respects material to its analysis. J.P. Morgan is not a legal, regulatory, actuarial or tax expert and relied on the assessments made by advisors to Aspen with respect to such issues. J.P. Morgan further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the merger will be obtained without any adverse effect on Aspen or on the contemplated benefits of the merger.

J.P. Morgan’s opinion was necessarily based on economic, market and other conditions as in effect on, and the information made available to J.P. Morgan as of, the date of such opinion. J.P. Morgan’s opinion noted that subsequent developments may affect J.P. Morgan’s opinion, and that J.P. Morgan does not have any obligation to update, revise, or reaffirm such opinion. J.P. Morgan’s opinion is limited to the fairness, from a financial point of view, of the consideration to be paid to the holders of ordinary shares in the proposed merger and J.P. Morgan has expressed no opinion as to the fairness of any consideration paid in connection with the merger to the holders of any other class of securities, creditors or other constituencies of Aspen or as to the underlying decision by Aspen to engage in the merger. Furthermore, J.P. Morgan expressed no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the merger, or any class of such persons relative to the consideration to be paid to the holders of ordinary shares in the merger or with respect to the fairness of any such compensation.

As a part of its investment banking business, J.P. Morgan and its affiliates are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for estate, corporate and other purposes. J.P. Morgan was selected to advise Aspen with respect to the merger on the basis of such experience and its familiarity with Aspen.

For services rendered in connection with the merger, Aspen has agreed to pay J.P. Morgan a fee of approximately $12,000,000, $2,500,000 of which was payable following delivery of J.P. Morgan’s opinion and the remainder of which is contingent and payable upon consummation of the merger. J.P. Morgan may also receive a fee from Aspen in the event Aspen receives a break-up fee in connection with the termination or abandonment of the merger, or the failure of the merger to occur. In addition, Aspen has agreed to reimburse J.P. Morgan for its reasonable expenses incurred in connection with its services, including the reasonable fees and disbursements of counsel, and will indemnify J.P. Morgan against certain liabilities arising out of J.P. Morgan’s engagement. During the two years preceding the date of its opinion, neither J.P. Morgan nor its affiliates had any material commercial or investment banking relationships with Aspen. During the two years preceding the date of its opinion, J.P. Morgan and its affiliates have had commercial or investment banking relationships with Apollo, for which J.P. Morgan and such affiliates have received customary compensation. J.P. Morgan and its affiliates have provided services during such period including acting as joint lead manager on Apollo’s par preferred transaction which closed in March 2017, joint lead manager on Apollo’s senior notes offering which closed in March 2018 and joint lead manager on Apollo’s perpetual preferred transaction which closed in March 2018.

During such period, J.P. Morgan and its affiliates have provided financial advisory, bank financing and debt and equity underwriting services to portfolio companies of Apollo and its affiliates that are unrelated to the merger, for which J.P. Morgan and such affiliates have received customary compensation. In addition, during such period, J.P. Morgan and its affiliates have provided treasury services to Apollo, for customary compensation. During the two year period preceding the delivery of its opinion, the aggregate fees received by J.P. Morgan from Apollo and certain of its affiliates were approximately $88.1 million. In the ordinary course of J.P. Morgan’s businesses, J.P. Morgan and its affiliates may actively trade the debt and equity securities of Aspen, Apollo or its affiliates or portfolio companies for the account of J.P. Morgan or for the accounts of its customers and, accordingly, J.P. Morgan may at any time hold long or short positions in such securities. In addition, J.P. Morgan and its affiliates hold, in each case on a proprietary basis, less than 1% of the outstanding ordinary shares of Aspen and 2.99% of the outstanding membership interests of Apollo.

Summary of Material Financial Analyses of Aspen’s Financial Advisors

The following is a summary of the material financial analyses performed by Aspen’s financial advisors in connection with rendering their opinions described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by Aspen’s financial advisors. The order of analyses described does not represent the relative importance or weight given to those analyses by Aspen’s financial advisors. Each of the summaries of financial analyses indicates the financial advisor that performed such analysis. A financial analysis performed by one of the financial advisors was not relied upon by and is not attributable to the other financial advisor. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of the financial analyses performed by Aspen’s financial advisors. Considering the data set forth below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the analyses of Aspen’s financial advisors. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before August 24, 2018, the last trading day prior to the date on which the Board adopted a resolution approving the merger agreement, and is not necessarily indicative of current market conditions.

Analysis at Various Prices. Aspen’s financial advisors analyzed the merger consideration of $42.75 per ordinary share of Aspen in relation to the closing price of Aspen’s ordinary shares on August 24, 2018; the closing price of Aspen’s ordinary shares on March 2, 2018, the last trading date prior to the announcement that AXA S.A. had entered into an agreement to acquire XL Group Ltd.; the closing price of Aspen’s ordinary shares on March 8, 2018, the last trading date prior to the publication of the article in Insurance Insider reporting that Aspen had retained Goldman Sachs and J.P. Morgan to advise on strategic alternatives; the one-month, three-month and one-year volume-weighted average trading prices of Aspen’s ordinary shares and the one-year low and one-year high prices of Aspen’s ordinary shares. The following table presents the results of this analysis:

	Metric ($)	Percent Premium to Merger Consideration of $42.75
Closing Price on 8/24/2018	38.40	11.3
Closing Price on 3/2/2018	35.95	18.9
Closing Price on 3/8/2018	38.05	12.4
One-Month VWAP	38.30	11.6
Three-Month VWAP	40.63	5.2
One-Year VWAP	40.91	4.5
One-Year High	46.55	(8.2)
One-Year Low	34.80	22.8

Aspen’s financial advisors also calculated various financial multiples and ratios for Aspen using (i) the closing price of Aspen’s ordinary shares on August 24, 2018 and (ii) the merger consideration of $42.75 per ordinary share of Aspen.

The multiples and ratios were based on information from the Forecasts, FactSet Research Systems, Inc., SNL Financial, Bloomberg L.P., public filings and other publicly available sources. Aspen’s financial advisors calculated, among other things:

•	Aspen’s ordinary share price as a multiple of the diluted book value (“BV”) per ordinary share as of June 30, 2018;

•	Aspen’s ordinary share price as a multiple of the diluted tangible book value (“TBV”) per share as of June 30, 2018;

•

Aspen’s ordinary share price as a multiple of diluted earnings per share (“EPS”) for the years 2018 and 2019 and next twelve months (“NTM”) EPS for the period July 1, 2018 to June 30, 2019, each as provided by Aspen’s management in the Forecasts.

		8/24/2018 Closing Price of $38.40	Merger Consideration of $42.75
Public Filings	BV
	6/30/18 BV	1.00x	1.12x
	6/30/18 TBV	1.02x	1.13x
Forecasts	EPS
	2018E	13.8x	15.3x
	NTM	12.7x	14.2x
	2019E	11.2x	12.4x

Aspen’s financial advisors presented analysis at various prices for reference purposes only and not as a component of Aspen’s financial advisors’ respective fairness analyses.

Selected Public Trading Multiples. Using publicly available information, Aspen’s financial advisors compared selected financial data of Aspen with similar data for selected publicly traded companies engaged in businesses that Aspen’s financial advisors judged to be analogous to Aspen. The companies selected by Aspen’s financial advisors were as follows:

•	Arch Capital Group Ltd.

•	Everest Re Group, Ltd.

•	RenaissanceRe Holdings Ltd.

•	Axis Capital Holdings Limited

None of the selected companies reviewed is identical to Aspen. Certain of these companies may have characteristics that are materially different from those of Aspen. However, the companies were selected, among other reasons, because they are publicly traded companies with operations and businesses that, for purposes of Aspen’s financial advisors’ analyses, may be considered similar to those of Aspen. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the companies differently than they would affect Aspen.

Using publicly available information, Aspen’s financial advisors calculated, for each selected company: (a) the ratio of such company’s share price to the equity research analyst estimate for such company’s 2018 EPS;

(b) the ratio of such company’s share price to the equity research analyst estimate for such company’s 2019 EPS; (c) the ratio of such company’s share price to its BV, including accumulated other comprehensive income, calculated as of June 30, 2018; and (d) the ratio of such company’s share price to its TBV, including accumulated other comprehensive income, calculated as of June 30, 2018.

The following table represents the results of this analysis:

Company	Price to 2018E EPS	Price to 2019E EPS	Price to 6/30/18 BV	Price to 6/30/18 TBV
Arch Capital Group Ltd.	13.7x	13.1x	1.50x	1.61x
Everest Re Group, Ltd.	13.1x	9.2x	1.11x	1.11x
RenaissanceRe Holdings Ltd.	9.7x	12.1x	1.29x	1.36x
Axis Capital Holdings Limited	12.0x	11.2x	1.10x	1.19x

J.P. Morgan also considered the ratio of Aspen’s ordinary share price to its BV of 1.00x, including accumulated other comprehensive income, using BV as of June 30, 2018 and the most recently reported ordinary share price, and the ratio of Aspen’s ordinary share price to its TBV of 1.02x, including accumulated other comprehensive income, using TBV as of June 30, 2018 and the most recently reported ordinary share price. Based on the results of this analysis and other factors which J.P. Morgan considered appropriate based on its experience and judgment, J.P. Morgan selected multiple reference ranges for Aspen as follows:

Range
Price to 2018E EPS	9.7x – 13.7x
Price to 2019E EPS	9.2x – 13.1x
Price to 6/30/18 BV	1.00x – 1.50x
Price to 6/30/18 TBV	1.02x – 1.61x

After applying these ranges to Aspen’s estimated 2018 EPS of $2.79 and estimated 2019 EPS of $3.44, each of which were based on the Forecasts; Aspen’s diluted BV of $38.21 per ordinary share as of June 30, 2018; and Aspen’s diluted TBV of $37.77 per ordinary share as of June 30, 2018, J.P. Morgan’s analysis indicated the following implied equity value per share ranges for the ordinary shares, rounded to the nearest $0.01:

	Implied Equity Value Per Share
	Low	High
Price to 2018E EPS	$27.12	$38.22
Price to 2019E EPS	$31.68	$45.22
Price to 6/30/18 BV	$38.40	$57.16
Price to 6/30/18 TBV	$38.40	$60.80

Selected Transactions Analysis. Using publicly available information, Aspen’s financial advisors reviewed selected transactions involving acquired businesses that, for purposes of Aspen’s financial advisors’ analyses and based on their experience and judgment, were considered to be analogous to Aspen’s business. Specifically, Aspen’s financial advisors reviewed the following transactions involving companies in the Bermuda (re)insurance business:

Acquiror	Target	Month/Year Announced	Deal Value to BV	Deal Value to TBV	Deal Value to NTM EPS
AXA S.A.	XL Group Ltd	March 2018	1.51x	1.96x	14.1x
American International Group, Inc.	Validus Holdings, Ltd.	January 2018	1.57x	1.77x	15.4x
Fairfax Financial Holdings Limited	Allied World Assurance Company Holdings, AG	December 2016	1.35x	1.56x	16.9x
SOMPO Holdings, Inc.	Endurance Specialty Holdings Ltd.	October 2016	1.36x	1.54x	16.3x
EXOR S.p.A	PartnerRe Ltd.	August 2015	1.10x	1.21x	12.7x
CM International Holding Pte. Ltd.	Sirius International Insurance Group, Ltd.	July 2015	—	1.27x	N/A
Endurance Specialty Holdings Ltd.	Montpelier Re Holdings Ltd.	March 2015	1.21x	1.21x	17.4x
RenaissanceRe Holdings Ltd.	Platinum Underwriters Holdings, Ltd.	November 2014	1.13x	1.13x	N/A

Certain of these transactions may have characteristics that are materially different from those of the merger and while none of the companies that participated in the selected transactions or the selected transactions are directly comparable to Aspen or the merger, respectively, the companies that participated in the selected transactions are companies with operations that, for the purpose of analysis, may be considered similar to certain to Aspen’s results, market size and product profile.

Using publicly available information, Aspen’s financial advisors calculated, for each selected transaction: (a) the ratio of the deal value to the applicable target company’s BV, including accumulated other comprehensive income; (b) the ratio of the deal value to the applicable target company’s TBV, including accumulated other comprehensive income; and (c) the ratio of the deal value to the applicable target company’s expected EPS for the twelve-month period immediately following the applicable selected transaction (NTM). Based on the results of this analysis, Aspen’s financial advisors selected multiple reference ranges for Aspen as follows:

Range
Deal Value to BV	1.10x – 1.57x
Deal Value to TBV	1.13x – 1.96x
Deal Value to NTM EPS	12.7x – 17.4x

After applying these ranges to Aspen’s diluted BV of $38.21 per ordinary share as of June 30, 2018; Aspen’s diluted TBV of $37.77 per ordinary share; and Aspen’s estimated EPS for the twelve-month period beginning July 1, 2018 of $3.01, as provided by Aspen’s management, this analysis indicated the following implied equity value per share ranges for the ordinary shares, rounded to the nearest $0.01:

	Implied Equity Value Per Share
	Low	High
Deal Value to BV	$42.19	$60.12
Deal Value to TBV	$42.84	$73.89
Deal Value to NTM EPS	$38.35	$52.28

Illustrative Present Value of Future Share Price Analysis. Goldman Sachs performed an illustrative analysis of the implied present value of an illustrative future value per share of Aspen’s ordinary shares, which is designed to provide an indication of the present value of a theoretical future value of a company’s equity as a function of such company’s financial multiples. For this analysis, Goldman Sachs first calculated the implied equity values per ordinary share of Aspen as of the fiscal years ended December 31, 2018 and 2019, respectively, by applying an illustrative range of forward EPS multiples of 9.0x to 12.0x to EPS estimates for each of the fiscal years ended December 31, 2019 and 2020, respectively, contained in the Forecasts. These illustrative multiple estimates were derived by Goldman Sachs utilizing its professional judgment and experience, taking into account, among other things, historical average price to earnings multiples for Aspen and the selected companies referenced in the analysis above. Goldman Sachs then discounted the implied future value per ordinary share of Aspen back to June 30, 2018, using an illustrative discount rate of 7.27%, reflecting an estimate of Aspen’s cost of equity. Goldman Sachs derived such illustrative estimated cost of equity by application of the Capital Asset Pricing Model, which requires certain company specific inputs, including a beta for the company, as well as certain financial metrics for the United States financial markets generally (“CAPM”).

Goldman Sachs also performed an illustrative analysis of the implied present value of an illustrative future value per share of Aspen’s ordinary shares as a function of its price to future BV. For this analysis, Goldman Sachs first calculated the implied equity values per ordinary share as of December 31, 2018, 2019 and 2020, respectively, by applying an illustrative range of BV of shareholders’ equity multiples of 0.90x to 1.20x to BV per share estimates as of December 31, 2019, 2020 and 2021, respectively, contained in the Forecasts. These illustrative multiple estimates were derived by Goldman Sachs utilizing its professional judgment and experience, taking into account, among other things, historical average of price to BV multiples for Aspen and the selected companies referenced in the analysis above. Goldman Sachs then discounted the implied future value per share of Aspen back to June 30, 2018, using an illustrative discount rate of 7.27%, reflecting an estimate of Aspen’s cost of equity. Goldman Sachs derived such illustrative estimated cost of equity by application of CAPM.

The foregoing analysis resulted in a range of implied present values per share of Aspen’s ordinary shares of $30.37 to $44.12.

Premia Paid Analysis. Goldman Sachs analyzed Thomson Reuters data regarding the median premium paid in all cash acquisitions of publicly traded companies in North America each year during the period January 2013 through August 24, 2018 in which the target company had an implied equity value of over $500,000,000 based on the consideration paid in the applicable transaction. For the entire period, Goldman Sachs reviewed the median premium reflected by the respective prices paid in the transactions to the respective closing prices of the target companies’ shares one day prior to the announcement of the transactions. The following shows a summary of the results of the review:

Median Premium to 1-day Prior (%)
2013	27.1
2014	27.0
2015	31.8
2016	35.2
2017	22.0
2018 YTD	20.1

Median	27.0%

Based on its review of the foregoing data and its professional judgment and experience, Goldman Sachs applied a reference range of illustrative premia of 20.1% to 35.2% to the undisturbed price of $35.95 per ordinary share of Aspen as of March 2, 2018, the last trading date prior to the announcement that AXA S.A. had entered into an agreement to acquire XL Group Ltd. The analysis resulted in a range of implied values from $43.18 to $48.60 per ordinary share.

Dividend Discount Analysis.

Goldman Sachs’ Dividend Discount Analysis

Using the Forecasts, Goldman Sachs performed a dividend discount analysis on Aspen to determine a range of equity values for the Company’s fully diluted ordinary shares. Goldman Sachs discounted the estimated dividend streams from Aspen for the period 2018 through 2020 as reflected in the Forecasts and the range of terminal values to derive present values, as of June 30, 2018, of Aspen. Goldman Sachs calculated a range of terminal values for Aspen by applying price to BV multiples ranging from 0.90x to 1.20x to the projected BV of Aspen in 2020 as reflected in the Forecasts. These illustrative BV multiple estimates were derived by Goldman Sachs utilizing its professional judgment and experience, taking into account, among other things, historical average of price to BV multiples for Aspen. Goldman Sachs used a range of discount rates from 6.73% to 7.81%, reflecting estimates of Aspen’s cost of equity. Goldman Sachs derived such illustrative estimated cost of equity by application of CAPM.

This analysis implied an equity value per share of $32.56 to $43.76 per ordinary share of Aspen as of June 30, 2018 based on fully diluted shares outstanding provided by Aspen’s management.

J.P. Morgan’s Dividend Discount Analysis

J.P. Morgan conducted a dividend discount analysis to determine a range of equity values for the Company’s fully diluted ordinary shares, assuming the Company continued to operate as a standalone entity. The range was determined by adding the present value of an estimated future dividend stream for Aspen over a three-year period from 2018 through 2020, using the Forecasts and the present value of an estimated terminal value of the ordinary shares at the end of 2020. For purposes of calculating the terminal value, J.P. Morgan was directed by Aspen’s management to use a terminal growth rate of 1.00%-2.00% and a payout ratio of 70% (among other terminal year assumptions). In performing its analysis, J.P. Morgan assumed a cost of equity range of 7.00-8.00%, which range was chosen by J.P. Morgan taking into account macroeconomic assumptions, estimates of risk, Aspen’s capital structure and other appropriate factors.

This analysis implied an equity value per share of $37.17 to $52.39 per ordinary share of Aspen as of June 30, 2018 based on fully diluted shares outstanding provided by Aspen’s management.

The foregoing summary of certain material financial analyses does not purport to be a complete description of the analyses or data presented by Aspen’s financial advisors. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Aspen’s financial advisors’ opinions. In arriving at its respective fairness determination, each of Aspen’s financial advisors considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, each of Aspen’s financial advisors made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. Other than Aspen or Parent, no company or transaction used in the above analyses as a comparison is directly comparable to Aspen or Parent or the contemplated transaction.

Aspen’s financial advisors prepared these analyses for purposes of providing their respective opinions to the Board as to the fairness from a financial point of view of the total consideration to be paid to the holders of ordinary shares of Aspen in the proposed merger. These analyses do not purport to be appraisals or necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of Aspen, Parent, Goldman Sachs, J.P. Morgan or any other person assumes responsibility if future results are materially different from those forecasted.

The consideration was determined through arm’s-length negotiations between Aspen and Parent and was approved by the Board. Aspen’s financial advisors provided advice to Aspen during these negotiations Aspen’s financial advisors did not, however, recommend any specific amount of consideration to Aspen or the Board or that any specific amount of consideration constituted the only appropriate consideration for the merger. As described above, J.P. Morgan’s and Goldman Sachs’ opinions to the Board were one of many factors taken into consideration by the Board in making its determination to approve the merger agreement. The foregoing summary does not purport to be a complete description of the analyses performed by each of J.P. Morgan and Goldman Sachs in connection with the fairness opinions and is qualified in its entirety by reference to the written opinions of Goldman Sachs and J.P. Morgan included as Annexes B and C to this proxy statement, respectively.

Certain Aspen Prospective Financial Information

Aspen management does not as a matter of course make public projections as to future performance or earnings, particularly given the significant unpredictability inherent in its business. However, Aspen provided, among other information, certain financial projections prepared by Aspen’s management to the Board, to Goldman Sachs and J.P. Morgan, financial advisors to Aspen, and to each of the potential bidders for Aspen in connection with their respective evaluations of the merger (the “financial projections”). The financial projections were not developed for the purposes of providing earnings guidance.

The financial projections represent only one scenario in a wide range of potential outcomes. While presented with numeric specificity, the financial projections reflect numerous estimates and assumptions with respect to industry performance, general business, economic, regulatory, market, and financial conditions, and other future events, as well as matters specific to Aspen’s business, all of which are inherently uncertain and difficult to predict and many of which are beyond Aspen’s control. These financial projections are subjective in many respects. The financial projections cover multiple years and such information by its nature becomes less reliable with each successive year. The financial projections may also be affected by Aspen’s ability to achieve strategic goals, objectives, and targets over the applicable periods. As such, the financial projections constitute forward-looking information and are subject to risks and uncertainties, including the various risks set forth in the sections of this proxy statement titled “Cautionary Statement Concerning Forward-Looking Information” and in Aspen’s most recent reports on Form 10-K and Form 10-Q and other documents filed with or furnished to the SEC. Aspen’s shareholders should read the section of this proxy statement titled “Cautionary Statement Concerning Forward-Looking Information” and such reports filed with the SEC for additional information regarding the risks inherent in forward-looking information such as the financial projections.

The financial projections were not prepared with a view toward public disclosure, the published guidelines of the SEC regarding projections, or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. In view of Aspen’s management, the financial projections were prepared on a reasonable basis. However, the financial projections are not factual, and should not be relied upon as being necessarily indicative of future results, and readers of this proxy statement are cautioned not to place undue reliance on the financial projections. Neither Aspen’s independent registered public accounting firm, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the financial projections included below, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and they assume no responsibility for, and disclaim any association with, the financial projections. Furthermore, the financial projections do not take into account any circumstances or events occurring after the date they were prepared.

Certain of the financial projections set forth herein may be considered non-generally accepted accounting principles ( “non-GAAP”) financial measures. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with generally accepted accounting principles ( “GAAP”). Non-GAAP financial measures as used in the financial projections may also not be comparable to similarly titled amounts used by other companies or persons.

The financial projections set forth below do not give effect to the merger and do not take into account the effect of any potential failure for the merger to be consummated.

You are strongly cautioned not to place undue reliance on the financial projections set forth below. The inclusion of the financial projections in this proxy statement should not be regarded as an indication that any of Aspen, Parent or their affiliates, advisors or representatives considered or consider the financial projections to be predictive of actual future events, and the financial projections should not be relied upon as such. None of Aspen, Parent or their respective affiliates, advisors, officers, directors or representatives can give any assurance that actual results will not materially differ from the financial projections, and none of them undertakes any obligation to update or otherwise revise or reconcile the financial projections to reflect circumstances existing after the date such financial projections were generated or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the financial projections are shown to be in error. None of Aspen, Parent or their respective affiliates, advisors or representatives makes any representation to any other person regarding the financial projections. The financial projections are not being included in this proxy statement to influence a shareholder’s decision regarding how to vote on any given proposal, but because the financial projections were provided to Goldman Sachs and J.P. Morgan. These financial projections are for illustrative purposes and should not be considered an indication of what Aspen may do in the future.

The CIM distributed by Aspen’s financial advisors to potential bidders in March 2018 included a preliminary set of financial projections prepared by Aspen’s management. A summary of such financial projections that were set forth in the CIM is set forth below (expressed in millions of U.S. dollars):

	2018E	2019E	2020E
Gross Written Premiums	3,445	3,705	3,884
Net Written Premiums	2,245	2,466	2,594
Net Earned Premiums	2,296	2,441	2,588
Operating income (loss)	182	214	247
Loss ratio	60.1%	61.0%	61.6%
Combined ratio	97.0%	95.9%	95.3%
Average Allocated Equity	2,323	2,346	2,446

The financial projections included in the CIM were updated by Aspen’s management after discussion with and approval by the Board in June 2018. The updates to the financial projections were primarily driven by, among other matters, improved projected underwriting results as a result of an anticipated reduction in natural catastrophe losses, projected performance improvement in insurance underwriting, projected expense reductions, projected improvement in results (other than those relating to catastrophic events) in certain business lines, and the impact of the discontinuation of the international professional indemnity, marine hull and aviation insurance business lines at Lloyd’s of London due to their limited contribution and volatility and the views of Aspen’s senior management and the Board that they should be discontinued as part of Aspen’s long-term strategic plan. The updated financial projections were made available to the remaining bidders on June 10, 2018. The following is a summary of the updated financial projections (expressed in millions of U.S. dollars):

	2018E	2019E	2020E
Gross Written Premiums	3,361	3,437	3,617
Net Written Premiums	2,022	2,227	2,353
Net Earned Premiums	2,160	2,254	2,375
Operating income (loss)	169	211	244
Loss ratio	60.7%	60.7%	61.2%
Combined ratio	97.5%	96.1%	95.6%
Average Allocated Equity	2,335	2,320	2,411

The following table represents the total estimated future dividends and net share repurchases for Aspen over a period of thirty-six months from January 1, 2018 to December 31, 2020 (expressed in millions of U.S. dollars):

	2018E	2019E	2020E
Ordinary share dividends	57	57	57

The projections of dividends reflect projections of Aspen’s distributable cash flow to Aspen’s ordinary shareholders for the periods presented based on Aspen’s stand-alone financial plan and capital management policy and may not be indicative of aggregate net cash flows generated by Aspen or the amount of cash potentially available to Aspen to return to Aspen’s ordinary shareholders.

Financing

Aspen, Parent and Merger Sub estimate that the total amounts of funds required to complete the merger and pay related fees and expenses is approximately $2,600,000,000, for which Parent has obtained equity investment commitments under the equity commitment letter from the Apollo Funds.

The consummation of the merger is not conditioned upon receipt of any financing. Pursuant to the merger agreement, Parent and Merger Sub have represented that Parent and Merger Sub will have the required equity financing, in an amount sufficient to (i) pay the aggregate merger consideration, (ii) pay all fees and expenses required to be paid by Parent in connection with the transactions contemplated by the merger agreement and (iii) satisfy all other payment obligations of Parent and the Company payable on the closing date of the merger.

Equity Commitment Letter

Parent has entered into the equity commitment letter with the Apollo Funds pursuant to which the Apollo Funds have committed, on a several but not joint basis, on the terms and subject to the conditions of the equity commitment letter, to purchase, or cause to be purchased, directly or indirectly, equity of Parent in an aggregate amount up to $2,600,000,000, or such lesser amount sufficient to fully fund the aggregate merger consideration pursuant to the merger agreement. The Apollo Funds are permitted to assign their aggregate commitment to one or more affiliates or one or more third-party co-investors, each of which is acquiring less than 10% of the equity securities of Parent or any of its subsidiaries and will not be granted a right to designate any member of the board of directors or other governing body of Parent or any of its subsidiaries; however, no such assignment will relieve the Apollo Funds of their obligations under the equity commitment letter.

Funding of the equity financing is subject to the conditions provided in the equity commitment letter, which include the satisfaction in full or waiver by Parent, on or before the closing of the merger, of all conditions precedent to Parent’s obligations set forth in the merger agreement (other than those conditions that by their nature, are to be satisfied at the closing of the merger, each of which is capable of being satisfied at the Closing). Subject to certain limitations, the obligations of each Apollo Fund to fund its portion of the equity financing under the equity commitment letter will terminate upon the earliest to occur of:

•	the closing of the merger (including the funding of the merger consideration to the account of the paying agent);

•	the valid termination of the merger agreement in accordance with its terms;

•	the funding in full of the aggregate equity commitment;

•	the payment in full by the Apollo Funds of their guaranteed obligation pursuant to the limited guarantee; and

•

the assertion by Aspen or any of its affiliates of a claim, lawsuit or other proceeding against any Apollo Fund or any related party of such Apollo Fund under the merger agreement, the equity commitment letter or the transactions contemplated by the merger agreement or the equity commitment letter (subject to certain exceptions, including an action seeking specific performance under the equity commitment letter or payment of the guaranteed obligations under the limited guarantee).

Aspen is an express third party beneficiary of the equity commitment letter, for the purpose of, in accordance with the terms and conditions of the merger agreement, seeking specific performance of the Apollo Funds’ obligation to fund the equity commitment to Parent (as described in the section entitled “The Merger Agreement—Terms of the Merger Agreement—Specific Performance” beginning on page 37 of this proxy statement).

Effective Time of Merger

Subject to Parent’s ability to delay closing in certain circumstances to determine the amount, if any, of net CAT losses, the closing of the merger will occur on the third business day following the satisfaction or waiver of all the closing conditions set forth in the merger agreement (described in the section of this proxy statement titled “The Merger Agreement—Closing; Effective Time”) (other than those conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or waiver of those conditions) or such other date and time as Aspen and Parent may agree in writing.

The merger will become effective upon the issuance of the certificate of merger by the Bermuda Registrar of Companies and at the time and date shown on such certificate of merger.

Interests of Aspen’s Directors and Executive Officers in the Merger

In considering the recommendation of the Board that you vote to approve the merger agreement and the merger, you should be aware that, aside from their interests as Aspen shareholders, Aspen’s directors and executive officers have interests in the merger that are different from, or in addition to, those of other Aspen shareholders generally. Members of the Board were aware of and considered these interests to the extent such interests existed at the time, among other matters, in evaluating and negotiating the merger agreement and the merger, and in recommending to the Aspen shareholders that the merger agreement and the merger be approved. Aspen’s shareholders should take these interests into account in deciding whether to vote “FOR” the proposal to approve the merger agreement and the merger. These interests are described in more detail below, and certain of them are quantified in the narrative and the table below.

Treatment of Aspen Equity Awards

As described under “The Merger Agreement—Treatment of Aspen Equity Awards” below, equity-based awards held by Aspen’s directors and executive officers as of the effective time will be treated at the effective time as follows:

Performance Units. Each performance unit that is outstanding immediately prior to the effective time will, to the extent not vested, become fully vested, and will be canceled and converted into the right to receive a lump-sum amount in cash, without interest, equal to the merger consideration, less any applicable tax withholdings; provided that, for purposes of determining the number of performance units outstanding immediately prior to the effective time, (i) with respect to any portion of a performance unit award with a performance period that has been completed, the number of shares will be determined based on the actual level of performance achieved, and (ii) with respect to any portion of a performance unit award with a performance period that has not been completed, any applicable performance-based vesting requirements will be deemed to be achieved immediately prior to the effective time at target payout levels.

Phantom Shares. Each phantom share that is outstanding immediately prior to the effective time will, to the extent not vested, become fully vested, and will be canceled and converted into the right to receive a lump-sum amount in cash, without interest, equal to the merger consideration, less any applicable tax withholdings; provided that, for purposes of determining the number of phantom shares outstanding immediately prior to the effective time, (i) with respect to any portion of a phantom share award with a performance period that has been completed, the number of phantom shares will be determined based on the actual level of performance achieved, and (ii) with respect to any portion of a phantom share award with a performance period that has not been completed, any applicable performance-based vesting requirements will be deemed to be achieved immediately prior to the effective time at target payout levels.

RSU Awards. Each RSU granted under a company share plan that is outstanding immediately prior to the effective time will, to the extent not vested, become fully vested, and will be canceled and converted into the right to receive a lump-sum amount in cash, without interest, equal to (i) the sum of (x) the merger consideration and (y) any accrued but unpaid dividend equivalents in respect of such RSU, multiplied by (ii) the number of ordinary shares subject to such RSU which had not previously been settled, less any applicable tax withholdings.

Quantification of Payments. Assuming for this purpose that the merger were completed on November 1, 2018 (the last practicable date before the filing of this proxy statement), the table below sets forth the number of unvested performance units, phantom shares and RSUs held by Aspen’s executive officers and non-employee directors and the estimated value that Aspen’s executive officers and non-employee directors can expect to receive for such equity awards at the effective time based on the per share merger consideration equal to $42.75.

	Performance Units		Phantom Shares		Restricted Share Units
Name	Number (#)	Estimated Value ($)	Number (#)	Estimated Value ($)	Number (#)	Estimated Value ($)
Named Executive Officers
Christopher O’Kane	127,610	$5,455,328	—	$—	42,340	$1,810,035
Scott Kirk	50,060	$2,140,065	—	$—	16,694	$713,669
Thomas Lillelund(1)	—	$—	—	$—	—	$—
Brian Boornazian(2)	—	$—	—	$—	—	$—
Stephen Postlewhite(3)	—	$—	—	$—	—	$—
7 Other Executive Officers(4)	171,172	$7,317,603	1,093	$46,726	58,621	$2,506,048
10 Non-Employee Directors(5)	—	$—	—	$—	41,925	$1,792,294

(1)

Per the SEC executive compensation disclosure rules, Mr. Lillelund is a named executive officer of Aspen with respect to 2018. Mr. Lillelund’s employment with Aspen terminated on October 31, 2018, and he is therefore not entitled to any compensation or benefits that are based on or otherwise relate to the merger, which is anticipated to be consummated in the first half of 2019.

(2)

Per the SEC executive compensation disclosure rules, Mr. Boornazian is a named executive officer of Aspen with respect to 2018. Mr. Boornazian’s employment with Aspen terminated on April 30, 2018, and he is therefore not entitled to any compensation or benefits that are based on or otherwise relate to the merger, which is anticipated to be consummated in the first half of 2019.

(3)

Per the SEC executive compensation disclosure rules, Mr. Postlewhite is a named executive officer of Aspen with respect to 2018. Mr. Postlewhite’s employment with Aspen terminated on April 30, 2018, and he is therefore not entitled to any compensation or benefits that are based on or otherwise relate to the merger, which is anticipated to be consummated in the first half of 2019.

(4)	Includes Emil Issavi, David Cohen, Michael Cain, Kathryn Vacher, Timothy Paul Aman, David Schick and Heather Brown.

(5)	Includes Glyn Jones, Albert Beer, Bret Pearlman, Gary Gregg, Gordon Ireland, Heidi Hutter, John Cavoores, Karl Mayr, Matthew Botein and Ronald Pressman.

Retention Bonuses

Beginning on August 7, 2018, Aspen granted retention bonus letters to certain of its key employees, including the following executive officers: Mr. Cain, Mr. Cohen, Mr. Issavi, Mr. Kirk, and Mr. Schick. The maximum amount that Mr. Kirk is eligible to receive under his retention bonus letter is $2,000,000. The maximum amount the other four executive officers are eligible to receive under the retention bonus letters is $9,500,000 in the aggregate. The retention bonus is payable, for Mr. Kirk, on January 1, 2020, and for the other executive officers, upon the earlier to occur of (a) January 1, 2020 and (b) twelve (12) months following the effective time; provided, that, in each case, the applicable executive officer continues to satisfactorily perform his employment duties and remains employed with Aspen through the applicable date of payment. In connection with a covered termination of employment (i.e., in the event the applicable executive officer’s employment is terminated by Aspen for any reason other than gross misconduct prior to the payment date), the entire retention bonus will be paid to the executive officer in a lump sum within forty-five (45) days after the termination of employment, provided the executive officer executes and does not revoke a release of claims.

Potential Transaction Bonuses

Under the merger agreement, subject to approval by the Compensation Committee of the Board, Aspen may grant cash transaction bonuses to certain executive officers in connection with the merger. Depending on the size of the transaction bonus, Parent’s consent may also be required. If approved, such transaction bonuses are anticipated to be payable upon the completion of the merger, subject to the executive officer’s continued employment through, and performance in executing, the merger, in the sole discretion of the Compensation Committee of the Board. As of the date of this proxy statement, no such transaction bonuses have been approved or awarded. It is expected that the Compensation Committee of the Board will meet prior to closing to determine whether any such transaction bonuses will be awarded and the terms of any such bonuses.

Change of Control Agreements

Aspen or one of its affiliates has entered into change of control employment agreements and, with respect to Mr. Cohen, an employment agreement (collectively, the “change of control agreements”) with each of its executive officers. Each executive officer’s change of control agreement provides for certain severance payments and/or benefits if, during the two (2) year period following a change of control (or, in certain cases, prior to such change in control in the event that the executive officer reasonably demonstrates that such termination of employment arose in connection with or in anticipation of the change in control), the executive officer’s employment is terminated by the employer without “cause” or the executive officer resigns with “good reason,” in each case, as defined in the change of control agreement, which termination we refer to as a qualifying termination. For purposes of each of the change of control agreements, the merger will constitute a change of control. The following is a summary of the severance payments and/or benefits that would be provided to each of our executive officers, including our named executive officers, in connection with a qualifying termination.

In the case of Mr. O’Kane, the severance payment would be equal to (i) the average bonus paid or payable to Mr. O’Kane in respect of the last three (3) full fiscal years, pro-rated based on the number of days in the fiscal year in which the qualifying termination occurs through the date of termination, plus (ii) three times the sum of (x) the current base salary rate and (y) the average bonus paid or payable to Mr. O’Kane in respect of the last three (3) full fiscal years. On October 1, 2018, Aspen announced that Mr. O’Kane will step down from his position as Chief Executive Officer and director of Aspen on or shortly following the closing of the merger. Apollo has informed Aspen that it anticipates that Mark Cloutier, who currently serves as executive chairman of Brit Ltd., will serve as Aspen’s Chief Executive Officer following the closing of the merger.

In the case of Messrs. Aman, Cain, Cohen, Issavi, Kirk, and Schick and Mses. Brown and Vacher, the severance payment would be equal to (i) the average bonus paid or payable to the applicable executive in respect of the last three (3) full fiscal years, pro-rated based on the number of days in the fiscal year in which the qualifying termination occurs through the date of termination, plus (ii) two times the sum of (x) the applicable executive’s current base salary rate and (y) the average bonus paid or payable to the applicable executive in respect of the last three (3) full fiscal years.

In addition, each executive officer would be entitled to: (i) continued health and welfare benefits for one (1) year (or, in certain cases, a lump sum cash payment equal to the value of such benefit), (ii) the additional contributions the Company would have made on the executive officer’s behalf in the pension and retirement plans in which the executive officer participates plus the additional amount of any benefit the executive officer would have accrued under any excess or supplemental retirement plan in which the executive officer participates, in each case, had the executive officer’s employment continued for twelve (12) months following termination (or, in the event that contribution or participation limits would prevent the executive officer from receiving the full value of those benefits, a cash payment equal to any portion of benefits that cannot be so provided), (iii) except for Mr. Schick, fees for outplacement services (not to exceed $40,000) and (iv) accelerated vesting of any then-outstanding equity awards, with any performance conditions relating to these equity awards deemed to have been satisfied at the greater of target performance levels and actual performance.

Mr. Issavi’s change of control agreement contains a “Section 280G best net after-tax” provision, which provides that, if the total payments to Mr. Issavi under the agreement would exceed the applicable threshold under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”) then those payments will be reduced to the applicable Section 280G threshold to avoid the imposition of excise taxes under Section 4999 of the Code in the event, and only to the extent, such reduction would result in a better after-tax result for Mr. Issavi.

For an estimate of the amounts that would be payable to each of the Company’s named executive officers under the change of control agreements in connection with the merger, see “ —Quantification of Payments and Benefits to Aspen’s Named Executive Officers” below. The estimated amount that would be payable to Aspen’s seven other executive officers who are not named executive officers under the change of control agreement in connection with the merger is $11,227,728 in the aggregate.

Quantification of Payments and Benefits to Aspen’s Named Executive Officers

The table below, along with its footnotes, is intended to provide the information required by Item 402(t) of Regulation S-K regarding the amount of compensation for each of Aspen’s named executive officers that is based on or otherwise related to the merger, and assumes, among other things, that each named executive officer will experience a termination in connection with the change of control (or, if otherwise indicated below, a qualifying termination), as indicated below, immediately following the consummation of the merger. This merger-related compensation is subject to a non-binding advisory vote of Aspen shareholders, as set forth in Proposal 3 to this proxy statement. See the Section entitled “Proposal 3—Approval of the Compensation Advisory Proposal” on page 109.

Please note that the amounts described and quantified below are estimates based on multiple assumptions (including assumptions described in this proxy statement) that may or may not actually occur or be accurate on the relevant date and do not reflect certain compensation actions that may occur before the effective time. Some of the assumptions are based on information not currently available and, as a result, the actual amounts, if any, to be received by a named executive officer may differ in material respects from the amounts set forth below. For purposes of calculating the amounts included in the table below, we have assumed November 1, 2018 as the closing date of the merger and a termination of each named executive officer’s employment on November 1, 2018 immediately following the effective time. The relevant price per share is $42.75 per ordinary share, which is the fixed price per share to be received by Aspen’s shareholders as merger consideration in respect of their ordinary shares. See the section of this proxy statement titled “The Merger—Interests of Aspen’s Directors and Executive Officers in the Merger” beginning on page 54 for a detailed discussion on the interests of Aspen’s directors and executive officers in the merger. Amounts originally denominated in British Pounds have been converted into U.S. Dollars at the exchange rate of £1 to $1.3012 (i.e., the exchange rate on November 1, 2018 rounded to four decimal places). All dollar amounts set forth below have been rounded to the nearest whole number.

Golden Parachute Compensation

Name	Cash ($)(1)		Equity ($)(2)	Pension/ NQDC ($)(3)	Perquisites/ Benefits ($)(4)	Tax Reimbursement ($)(5)	Other ($)	Total ($)
Christopher O’Kane	5,013,097	(6)	7,265,363	—	73,246	—	—	12,351,706
Scott Kirk	1,611,473	(7)	2,853,734	—	42,670	—	—	4,507,876
Thomas Lillelund(8)	—		—	—	—	—	—	—
Brian Boornazian(9)	—		—	—	—	—	—	—
Stephen Postlewhite(10)	—		—	—	—	—	—	—

(1)

Under the merger agreement, subject to approval by the Compensation Committee of the Board, Aspen may grant cash transaction bonuses to certain executive officers in connection with the merger. Depending on the size of the transaction bonus, Apollo’s consent may also be required. As of the date of this proxy statement, no such transaction bonuses have been approved or awarded. As a result, no amounts relating to such transaction bonuses have been included in this table. If approved, such transaction bonuses are anticipated to be payable upon the completion of the merger, subject to the executive officer’s continued employment through, and performance in executing, the merger, in the sole discretion of the Compensation Committee of the Board.

(2)

Represents the value attributed to unvested performance units and RSU awards, the vesting of which will be accelerated and that will be cashed-out in connection with the merger, assuming a per share value of $42.75 (pursuant to the merger agreement). For a more detailed discussion regarding the treatment of Aspen equity awards in connection with the merger, see “Interests of Aspen’s Directors and Executive Officers in the Merger—Treatment of Aspen Equity Awards” above. The payments described in this footnote are “single-trigger” payments (i.e., they are conditioned solely upon the completion of the merger, not the named executive officer’s subsequent termination of employment following the effective time). Set forth below are the values of each type of unvested equity-based award that would vest and become payable in connection with the merger, assuming a per share value of $42.75.

Name	Accelerated Vesting of Performance Units ($)	Accelerated Vesting of Phantom Shares ($)	Accelerated Vesting of RSU Awards ($)
Christopher O’Kane	5,455,328	—	1,810,035
Scott Kirk	2,140,065	—	713,669
Thomas Lillelund	—	—	—
Brian Boornazian	—	—	—
Stephen Postlewhite	—	—	—

(3)

None of Aspen’s named executive officers are entitled to any direct contributions to a qualified or non-qualified defined benefit plan or a non-qualified deferred compensation plan sponsored or maintained by Aspen in connection with the merger or as a severance benefit as a result of a qualifying termination of employment following the merger.

(4)

Represents the value of (i) the named executive officer’s continued participation in Aspen’s medical plan for one (1) year after the date of a qualifying termination (payable in a lump sum within thirty (30) days after termination of employment) ($33,246 for Mr. O’Kane and $2,670 for Mr. Kirk) and (ii) reasonable fees for outplacement services not to exceed $40,000 for each named executive officer (to be paid until at most the last day of the second calendar year that begins after the date of termination of employment) ($40,000 for each of Messrs. O’Kane and Kirk).

(5)	None of the named executive officers are eligible to receive a tax reimbursement or gross up related to Section 280G of the Code that are based on or otherwise relate to the merger.

(6)

Represents a lump sum cash severance payment, payable within thirty (30) days after the date of termination, equal to (i) the average bonus paid or payable to Mr. O’Kane in respect of the last three (3) full fiscal years, pro-rated based on the number of days in the fiscal year through the date of termination ($498,098), (ii) three times the sum of (x) Mr. O’Kane’s current base salary rate ($853,172) and (y) the average bonus paid or payable to Mr. O’Kane in respect of the last three full fiscal years ($598,045) and (iii) because contribution or participation limits in the applicable plans would otherwise prevent Mr. O’Kane from receiving the full value of such benefits through such plans, a cash payment equal to the contributions the Company would have made on Mr. O’Kane’s behalf in the pension and retirement plans in which Mr. O’Kane participates had his employment continued for twelve (12) months following termination ($161,349). This severance payment is a “double-trigger” payment (i.e., it is conditioned upon both the completion of the merger and a qualifying termination of employment during the two (2) year period following the merger (or, in certain cases, prior to such change in control in the event that Mr. O’Kane reasonably demonstrates that such termination of employment arose in connection with or in anticipation of the change in control)). On October 1, 2018, Aspen announced that Mr. O’Kane will step down from his position as Chief Executive Officer and director of Aspen on or shortly following the closing of the merger. Apollo has informed Aspen that it anticipates that Mark Cloutier, who currently serves as executive chairman of Brit Ltd., will serve as Aspen’s Chief Executive Officer following the closing of the merger.

(7)

Represents a lump sum cash severance payment, payable within thirty (30) days after the date of termination, equal to (i) the average bonus paid or payable to Mr. Kirk in respect of the last three (3) full fiscal years, pro-rated based on the number of days in the fiscal year through the date of termination ($147,063), plus (ii) two times the sum of (x) Mr. Kirk’s current base salary rate ($520,500) and (y) the average bonus paid or payable to Mr. Kirk in respect of the last three (3) full fiscal years ($176,573) and (iii) because contribution or participation limits in the applicable plans would otherwise prevent Mr. Kirk from receiving the full value of such benefits through such plans, a cash payment equal to the contributions the Company would have made on Mr. Kirk’s behalf in the pension and retirement plans in which Mr. Kirk participates had Mr. Kirk’s employment continued for twelve (12) months following termination ($70,265). This severance payment is a “double-trigger” payment (i.e., it is conditioned upon both the completion of the merger and a qualifying termination of employment during the two-year period following the merger (or, in certain cases, prior to such change in control in the event that Mr. Kirk reasonably demonstrates that such termination of employment arose in connection with or in anticipation of the change in control)). Aspen does not consider Mr. Kirk’s retention bonus, which is described in the “Retention Bonuses” section above, to be merger-related compensation and, as a result, no amount relating to such retention bonus has been included in this table.

(8)

Per the SEC executive compensation disclosure rules, Mr. Lillelund is a named executive officer of Aspen with respect to 2018. Mr. Lillelund’s employment with Aspen terminated on October 31, 2018, and he is therefore not entitled to any compensation or benefits that are based on or otherwise relate to the merger, which is anticipated to be consummated in the first half of 2019.

(9)

Per the SEC executive compensation disclosure rules, Mr. Boornazian is a named executive officer of Aspen with respect to 2018. Mr. Boornazian’s employment with Aspen terminated on April 30, 2018, and he is therefore not entitled to any compensation or benefits that are based on or otherwise relate to the merger, which is anticipated to be consummated in the first half of 2019.

(10)

Per the SEC executive compensation disclosure rules, Mr. Postlewhite is a named executive officer of Aspen with respect to 2018. Mr. Postlewhite’s employment with Aspen terminated on April 30, 2018, and he is therefore not entitled to any compensation or benefits that are based on or otherwise relate to the merger, which is anticipated to be consummated in the first half of 2019.

Dividends, Distributions and Share Repurchases

Aspen customarily pays a quarterly cash dividend on the ordinary shares. Under the terms of the merger agreement, Aspen is restricted from declaring and paying regular quarterly dividends prior to the effective time.

Regulatory Clearances Required for the Merger

Each of the parties has agreed, upon the terms and subject to the conditions set forth in the merger agreement, to use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and to cooperate with the other parties in doing, all things necessary, proper or advisable to fulfill all conditions to the closing of the merger applicable to such party and to consummate and make effective the merger and the transactions contemplated by the merger agreement and the statutory merger agreement in the most expeditious manner reasonably practicable.

Such obligations will not require Parent or any of its affiliates to take any action, including entering into any consent decree, hold separate order or other arrangement, (i) that would, or would reasonably expected to have, a material adverse effect on the business, results of operations, or financial condition of (1) Aspen and its subsidiaries, taken as a whole, or (2) Parent or any of its affiliates (provided that, for this purpose, that the business and the financial condition, results of operations and other financial metrics of Parent or any of its affiliates that is of a smaller scale than Aspen and its subsidiaries, taken as a whole, is deemed to be of the same scale as those of Aspen and its subsidiaries, taken as a whole), (ii) relating to the contribution of capital, or any guaranty, keep-well, capital maintenance or similar arrangement, by Parent or any of its affiliates (other than Aspen and its subsidiaries) to or of Aspen or any of its subsidiaries or any restrictions on dividends or distributions that, in any case, has or would reasonably be expected to have a non-de minimis adverse economic impact on Parent or any of its affiliates or (iii) that requires or involves any adverse deviation in any material respect from any key term of the summary business plan with respect to Aspen and its insurance subsidiaries in connection with the merger (as described in the section of this proxy statement titled “The Merger Agreement—Efforts to Complete the Merger”).

Antitrust

Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”), Aspen and Parent cannot consummate the merger until Aspen and Parent have notified the Department of Justice’s Antitrust Division (the “Antitrust Division”) and the Federal Trade Commission (the “FTC”) of the merger and furnished them with certain information and materials relating to the merger and the applicable waiting period has terminated or expired. The termination or expiration of the waiting period means the parties have satisfied the regulatory requirements under the HSR Act. Aspen and Parent filed the required notifications with the Antitrust Division and the FTC on September 25, 2018 and early termination of the waiting period was granted effective October 2, 2018.

Both Aspen and Apollo operate in the European Union. The EU Merger Regulation requires notification of and approval by the European Commission of mergers or acquisitions involving parties with worldwide and European Union sales exceeding given thresholds. The European Commission has an initial period of twenty-five (25) working days after its receipt of the notification to issue its decision (“Phase I”). The European Commission may extend this Phase I period to thirty-five (35) working days, if, within the first twenty (20) working days after submission of the notification, the parties propose remedies to address any competition concerns identified by the European Commission. The European Commission may open an extended investigation, which extends Phase I by up to ninety (90) working days, and can be extended to 105 working days, if remedies are offered after the 55th working day or to 110 working days by request of the parties or by the European Commission with consent of the parties. The merger cannot be consummated until after the European Commission has issued its clearance decision. In accordance with applicable best practices of the European Commission on merger control proceedings, Parent filed the first draft of the required notification with the European Commission on November 2, 2018 and is currently planning to file the final version of the required notification by the end of November 2018.

Merger control filings are also required in Chile, Turkey, and South Africa. Pursuant to Chilean Protection of Free Competition Act, the merger cannot be consummated until after the Chilean Competition Authority has issued its clearance decision and the Chilean Competition Authority has 70 calendar days after its receipt of the notification to issue its decision. Under Turkish Law on Protection of Competition, the merger cannot be consummated until after the Turkish Competition Board has issued its clearance decision or the relevant waiting periods have expired without the issuance of a decision, and the Turkish Competition Authority has 30 calendar days after its receipt of the notification, which can be extended by 15 days, to issue its decision. Pursuant to the South African Competition Act, the merger cannot be consummated until after the South African Competition Authority has issued its clearance decision or the relevant waiting periods have expired without the issuance of a decision, and the South African Competition Authority has 20 business days after its receipt of the notification to issue its decision. Parent filed in Turkey on October 26, 2018, in South Africa on November 2, 2018, and is planning on filing in Chile by the third week of November 2018.

Insurance and Other Regulatory Matters

The insurance laws and regulations of all fifty (50) U.S. states and the District of Columbia generally require that before the acquisition of control of an insurance company may occur, either through the acquisition of or merger with the insurance company or a holding company of that insurance company, the acquiring party must obtain approval from the insurance regulator of the insurance company’s state of domicile. In addition, many U.S. state insurance laws require prior notification to state insurance regulatory authorities of an acquisition of control of a non-domiciliary insurance company doing business in that state if the acquisition would result in specified levels of market concentration. While these prior notification statutes do not authorize the state insurance regulatory authorities to disapprove the acquisition of control, they authorize regulatory action in the affected state, including requiring the insurance company to cease and desist from doing certain types of business in the affected state or denying an application for a license to do business in the affected state, if particular conditions exist, such as the substantially lessening of competition in any line of business in such state.

Applications or notifications in connection with the merger or the changes in control of various subsidiaries of Aspen and Parent that may be deemed to occur as a result of the merger have been filed, pursuant to the merger agreement, with various U.S. state regulatory authorities. Apollo filed an application for approval of the change of control with the Texas Department of Insurance on October 5, 2018, and with the North Dakota Insurance Department on November 1, 2018.

Applications for approval or notifications to regulators have also been filed with certain non-U.S. regulatory authorities, including but not limited to, the Bermuda Monetary Authority, the UK Prudential Regulation Authority, the UK Financial Conduct Authority, Lloyd’s of London, the Australian Treasury, the Jersey Financial Services Commission, the Dubai Financial Services Authority, the Central Bank of Ireland, the Italian Institute for the Supervision of Insurance, the Monetary Authority of Singapore, the Swiss Financial Market Supervisory Authority and the Office of the Financial Institutions of Canada.

Although Aspen and Parent do not expect these regulatory authorities to raise any significant concerns in connection with their review of the merger, there is no assurance that Aspen and Parent will obtain all required regulatory approvals on a timely basis, if at all, or that these approvals will not include a restriction, limitation or condition that would trigger a burdensome condition, which, in such case, would permit Parent to refuse to close the transactions contemplated by the merger agreement and consummate the merger.

Other than the approvals and notifications described above, neither Aspen nor Parent is aware of any material regulatory approvals required to be obtained, or waiting periods required to expire, after the making of a filing. If the parties discover that other approvals or filings and waiting periods are necessary, they will seek to obtain or comply with them, although, as is the case with the regulatory approvals described above, there can be no assurance that they will be obtained on a timely basis, if at all.

Payment of Merger Consideration and Surrender of Share Certificates

Paying Agent

Prior to the closing date, Parent will designate a paying agent reasonably acceptable to Aspen for the payment and delivery of the aggregate merger consideration. Prior to the effective time, Parent will deposit or cause to be deposited with the paying agent cash in an amount sufficient to pay the aggregate merger consideration.

Payment Process

As soon as practicable, but in no event later than three (3) business days after the effective time, the surviving company or Parent will cause the paying agent to mail a letter of transmittal (in a form subject to Aspen’s reasonable approval) to each holder of a share certificate, as well as instructions regarding the procedures by which holders of share certificates may receive the merger consideration. Upon the completion of such applicable procedures and the surrender of such holder’s share certificates or without any action by holders of book-entry shares, the paying agent will deliver to the holder the merger consideration that the holder is entitled to receive and the share certificates or book-entry shares will be canceled immediately. No interest will be paid or accrue on the merger consideration.

Unregistered Transferees

If any merger consideration is to be paid to a person or entity other than the person or entity in whose name the surrendered Aspen certificate is registered, it will be a condition to the payment of such merger consideration to such transferee that the surrendered certificate be properly endorsed or will otherwise be in proper form for transfer and the transferee will have established that any transfer and other required taxes has been paid or is not applicable.

Withholding

Parent, the surviving company or the paying agent, as applicable, will be entitled to deduct and withhold from the amounts otherwise payable pursuant to the merger agreement such amounts as are required to be deducted and withheld with respect to the making of payments under any provision of applicable tax or other law or pursuant to any Company plan. Amounts so withheld and paid over to the appropriate governmental authority will be treated for all purposes of the merger agreement as having been paid to the Aspen shareholder in respect of which such deduction and withholding was made.

Delisting and Deregistration of Aspen Shares

If the merger is completed, the ordinary shares will be delisted from the NYSE and the BSX and deregistered under the Exchange Act.

At the effective time, each preference share issued and outstanding immediately prior to the effective time will continue as a preference share of Aspen as the surviving company following the merger and the relative rights, terms and conditions of each such preference share will remain unchanged. The preference shares will remain listed on the NYSE and registered by Aspen under the Exchange Act immediately after the merger. Parent may decide, following the merger, to delist the preference shares from the NYSE, deregister such preference shares under the Exchange Act or take other action with respect to the preference shares.

Dissenters’ Rights of Appraisal for Aspen Shareholders

Any dissenting shareholder who did not vote in favor of the merger proposal and who is not satisfied that it has been offered fair value for its Aspen shares may, within one month of the giving of the notice calling the special general meeting, apply to the Bermuda Court to appraise the fair value of its Aspen shares, provided that such shareholder fully complies with the requirements of the Companies Act.

FOR THE AVOIDANCE OF DOUBT, A FAILURE OF A DISSENTING SHAREHOLDER TO AFFIRMATIVELY VOTE AGAINST THE MERGER PROPOSAL WILL NOT CONSTITUTE A WAIVER OF ITS RIGHT TO HAVE THE FAIR VALUE OF ITS ASPEN SHARES APPRAISED, PROVIDED THAT SUCH DISSENTING SHAREHOLDER DID NOT VOTE IN FAVOR OF THE MERGER PROPOSAL.

The Bermuda Court can determine the fair value to be greater than, less than, or equal to the merger consideration. Where the Bermuda Court has appraised the fair value of any Aspen shares and the merger has been consummated prior to the appraisal (as is anticipated) then, within one month of the Bermuda Court appraising the value of the Aspen shares, if the value received by any dissenting shareholder for its Aspen shares is less than the value of its Aspen shares as appraised by the Bermuda Court, the surviving company shall pay to such dissenting shareholder the difference between the value received and the value appraised by the Bermuda Court.

There is no right of appeal from an appraisal by the Bermuda Court. The costs of any application to the Bermuda Court to appraise the fair value of the Aspen shares shall be at the discretion of the Bermuda Court.

THE MERGER AGREEMENT

The following describes the material provisions of the merger agreement, a composite conformed copy of which is included as Annex A-1 to this proxy statement and incorporated by reference herein. The summary of the material provisions of the merger agreement below and elsewhere in this proxy statement is qualified in its entirety by reference to the merger agreement. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. Aspen encourages you to read carefully the merger agreement in its entirety before making any decisions regarding the merger as it is the legal document governing the merger.

The merger agreement and this summary of its terms have been included to provide you with information regarding the terms of the merger agreement and is not intended to provide any factual information about Aspen or Parent. Factual disclosures about Aspen or Parent contained in this proxy statement or Aspen’s public reports filed with the SEC may supplement, update or modify the factual disclosures about Aspen or Parent contained in the merger agreement and described in the summary. The representations, warranties and covenants made in the merger agreement by Aspen, Parent and Merger Sub are qualified and subject to important limitations agreed to by Aspen, Parent and Merger Sub in connection with negotiating the terms of the merger agreement. In particular, in your review of the representations and warranties contained in the merger agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purpose of allocating risk between the parties to the merger agreement, rather than establishing matters as facts, and may be subject to subsequent waiver or modification. The representations and warranties may also be subject to a contractual standard of materiality that may be different from that generally relevant to shareholders or applicable to reports and documents filed with the SEC, and in some cases are qualified by confidential disclosures that were made by each party to the other, which disclosures are not reflected in the merger agreement or otherwise publicly disclosed. The representations and warranties in the merger agreement will not survive the completion of the merger. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the merger agreement and subsequent developments or new information qualifying a representation or warranty may have been included or incorporated by reference into this proxy statement. For the foregoing reasons, the representations, warranties and covenants or any descriptions of those provisions should not be read alone, but instead should be read together with the information provided elsewhere in this proxy statement and in the documents incorporated by reference into this proxy statement. See the section of this proxy statement titled “Where You Can Find Additional Information” beginning on page 116.

The Merger

On the terms and subject to the conditions of the merger agreement and the statutory merger agreement, and in accordance with the applicable provisions of the Companies Act, at the effective time, Merger Sub will merge with and into Aspen, the separate corporate existence of Merger Sub will cease and Aspen will survive the merger as a wholly-owned subsidiary of Parent.

Effects of the Merger

The merger agreement provides that, at the effective time, each ordinary share issued and outstanding immediately prior to the effective time (other than ordinary shares owned by Aspen as treasury shares, owned by any subsidiary of Aspen or owned by Parent, Merger Sub or any subsidiary of Parent, which will be canceled as set forth in the merger agreement) will be converted into the right to receive $42.75 in cash, without interest and less any required withholding tax. All such ordinary shares will no longer be outstanding and will be canceled and cease to exist and each holder of a certificate previously evidencing any ordinary shares or uncertificated ordinary shares represented by book-entry will cease to have any rights with respect to those shares, except the right to receive the merger consideration.

At the effective time, Parent will become the sole owner of Aspen’s ordinary shares. Therefore, current Aspen ordinary shareholders will cease to have direct or indirect ownership interests in Aspen or rights as Aspen ordinary shareholders, will not participate in any future earnings or growth of Aspen, will not benefit from any appreciation in value of Aspen and will not bear the future risks of Aspen’s operations.

At the effective time, each 5.95% preference share issued and outstanding immediately prior to the effective time will continue as a preference share of Aspen as the surviving company following the merger and the relative rights, terms and conditions of each such preference share will remain unchanged.

At the effective time, each 5.625% preference share issued and outstanding immediately prior to the effective time will continue as a preference share of Aspen as the surviving company following the merger and the relative rights, terms and conditions of each such preference share will remain unchanged.

Following completion of the merger, Aspen’s ordinary shares will be delisted from the NYSE and the BSX and deregistered under the Exchange Act. As a result, there will be no public market for Aspen’s ordinary shares. This will make certain provisions of the Exchange Act, such as the requirement of furnishing a proxy or information statement in connection with shareholders’ meetings, no longer applicable to Aspen. After the effective time, Aspen will also no longer be required to file periodic reports with the SEC on account of Aspen’s ordinary shares. However, Aspen will continue to make securities filings with respect to its publicly-held preference shares to the extent such filings are required under SEC regulations following the completion of the merger. Parent may decide, following the merger, to delist the preference shares from the NYSE, to deregister such preference shares under the Exchange Act or to take other action with respect to the preference shares.

The directors of Merger Sub immediately prior to the effective time will be the initial directors of Aspen as the surviving company until their earlier death, resignation or removal or until their respective successors are duly elected and qualified. Other than Aspen’s Chief Executive Officer, who will resign on or shortly after closing, the officers of Aspen immediately prior to the effective time will be the initial officers of Aspen as the surviving company until their earlier death, resignation or removal or until their respective successors are duly appointed and qualified.

Closing; Effective Time

Subject to Parent’s ability to delay closing in certain circumstances to determine the amount, if any, of net CAT losses, the closing of the merger will occur on the third business day following the satisfaction or waiver of the closing conditions set forth in the merger agreement (other than those conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or waiver of those conditions) or at such other date and time as Aspen and Parent may agree in writing. See the section of this proxy statement titled “The Merger Agreement—Conditions to Completion of the Merger” beginning on page 66 for further discussion on the conditions to the closing of the merger.

Catastrophe Events.

If, as of the date on which the closing would otherwise occur under the merger agreement, one or more CAT events (as described below) has occurred between July 1, 2018 and January 31, 2019 (or the closing date, if earlier), and Parent, having determined reasonably and in good faith and after taking into account all relevant information reasonably available, including available industry loss estimates from reliable sources, Aspen’s own estimates and modeling with respect to losses arising out of such CAT events (or Aspen’s representations regarding such estimates and modeling, as applicable), the amount of time that has passed since the occurrence of such CAT events and relevant historical experience regarding events that were similar to such CAT events (which we refer to as “acting in accordance with the agreed standard”), believes that the aggregate amount of all (i) losses and allocated loss adjustment expenses incurred and reinstatement premiums paid or payable with respect to ceded reinsurance or retrocessional treaties plus (ii) loss and allocated loss adjustment expenses reserves established (based on Aspen’s historical reserving methodologies and information available as of the applicable date of determination) less (iii) reinsurance and other recoverables that are not doubtful or reasonably likely to be uncollectible less (iv) reinstatement premiums due (and not doubtful or reasonably likely to be uncollectible) or received with respect to assumed reinsurance or retrocessional treaties (“net CAT losses”) arising from such CAT events may reasonably be likely to exceed $350,000,000 but that more time is needed to determine more accurately the amount of such net CAT losses, then Parent may delay the closing for up to thirty (30) days. Parent may only exercise this right to delay the closing once. If, at or after the end of the 30-day period, all conditions to the closing have been satisfied or waived, then the closing will occur on the first business day after the end of such 30-day period unless Parent has exercised its determination right (as defined below).

Conditions to Completion of the Merger

Catastrophe Events – Delivery of Loss Report.

If, as of any time on or prior to March 3, 2019, one or more CAT events has occurred between July 1, 2018 and January 31, 2019, and Parent, acting in accordance with the agreed standard, believes that net CAT losses arising from such CAT events exceed $350,000,000, then it may exercise its determination right to initiate a process to determine the amount of net CAT losses. If Parent exercises its determination right, Aspen, acting in accordance with the agreed standard, will deliver a written loss report setting forth Aspen’s reasonable and good faith estimated calculation of net CAT losses as of the end of the month immediately preceding the month in which the determination right was exercised. Parent will have a ten (10) business day period to review the loss report and the calculations set forth therein and, if Parent, acting in accordance with the agreed standard, disagrees with Aspen’s loss report (including any amount or computation set forth therein) on the basis that the loss report is inaccurate and that, if the loss report were accurate, net CAT losses as reflected on such loss report would be greater than $350,000,000, it may initiate during the review period a dispute resolution process, which may involve an independent actuary, to resolve disputed items in the loss report. If, after the loss report has been finally determined, net CAT losses are determined to be in excess of $350,000,000, Parent will have the ability to terminate the agreement within ten (10) business days after the loss report has been finally determined.

Parent may not exercise its determination right more than once. If, after the loss report has been finally determined, net CAT losses are determined not to be in excess of $350,000,000, Parent will not have the ability to terminate the merger agreement as a result of net CAT losses.

For purposes of the merger agreement, a “CAT event” is any of the following events that first occurs between July 1, 2018 through January 31, 2019:

•

any hurricane, windstorm, tropical storm, typhoon, cyclone, earthquake, seaquake, wildfire, severe thunderstorm, winter storm, flood, volcanic eruption, meteorite impact, weather event or any other naturally occurring peril that is identified by PCS as a “catastrophe” (or equivalent designation);

•	any natural catastrophe event that is identified by PERILS;

•	any tsunami that makes landfall in the country of Japan;

•	any weather system that makes landfall in the country of Japan and is named by the Japan Meteorological Agency to be a tropical cyclone;

•	any event which is allocated a Catastrophe Code by Lloyd’s of London;

•	any other natural catastrophe event of similar type and size as those identified in the above bullets and that occurs in a location that is not covered by PCS or PERILS;

•

any act of terrorism or disastrous event that is caused by identifiable human action (whether intentional, deliberate, negligent, reckless or otherwise) that results in large-scale losses comprising environmental damage, physical property damage, loss of services or business, loss of life or other damages that are insured or reinsured by the global insurance or reinsurance industry and that the global insurance and reinsurance industry generally considers (or is reasonably likely with the passage of time generally to consider) to be a “human-made disaster” or “human-made catastrophe.” (e.g., spills, fires, contamination, aviation, rail and maritime disasters, industrial and mining accidents, building and bridge collapses, power plant failures and release of dangerous substances); or

•

a catastrophe that is not a natural catastrophe event or a catastrophe described in the immediately preceding bullet (e.g., pandemics or an epidemic of infectious disease, whether viral, bacterial or otherwise) that causes mortality rates in a relevant geographic region to increase significantly from historical or generally expected experience.

Mutual Conditions

The obligations of Aspen, Parent and Merger Sub to effect the merger are subject to the satisfaction (or waiver by the parties, if permissible under applicable law) of the following conditions:

•	the merger proposal having been approved by Aspen’s shareholders;

•

any waiting period (or extension thereof) applicable to the transactions contemplated by the merger agreement and the statutory merger agreement under the HSR Act having been terminated or having expired and the consents of, or declarations, notifications or filings with, and the other terminations or expirations of waiting periods required from, certain governmental authorities (see the section of this proxy statement titled “The Merger—Regulatory Clearances Required for the Merger” beginning on page 60 for more information on the consents of, or declarations, notifications or filings with, and the other terminations or expirations of waiting periods required from, these governmental authorities) having occurred or been obtained and being in full force and effect; and

•

there being no injunction, judgment or ruling, enacted, promulgated, issued, entered, amended or enforced by any governmental authority enjoining, restraining or otherwise making illegal or prohibiting the consummation of the merger.

Parent and Merger Sub Conditions

Parent’s and Merger Sub’s obligations to consummate the merger are subject to the satisfaction (or waiver by Parent and Merger Sub, if permissible under applicable law) of the following additional conditions:

•

the representation and warranty by Aspen that no material adverse effect occurred with respect to Aspen since December 31, 2017 being true and correct in all respects as of the closing date with the same effect as though made as of the closing date;

•

the representation and warranty by Aspen relating to its capitalization being true and correct in all respects other than for de minimis inaccuracies as of the closing date with the same effect as though made as of the closing date;

•

the representations and warranties of Aspen relating to (i) the power and authority of Aspen to execute, deliver and perform the merger agreement and the statutory merger agreement, (ii) the capitalization of Aspen’s subsidiaries (iii) the due authorization by Aspen of the merger agreement and the statutory merger agreement, (iv) the enforceability of the merger agreement against Aspen, (v) the approval of the Board of the merger, the merger agreement, the statutory merger agreement and the bye-law amendment, (vi) the requirements under Bermuda law and Aspen’s bye-laws to approve the merger proposal (vii) the applicability of any anti-takeover law to Aspen with respect to the merger agreement, and (viii) the fees and expenses payable to any brokers and advisors of Aspen, in the case of each of (i) through (viii) above, being true and correct in all material respects as of the closing date with the same effect as though made as of the closing date (except to the extent expressly made as of an earlier date, in which case as of such date);

•

the representations and warranties of Aspen, other than the ones set out in the three bullet points above, being true and correct (disregarding all qualifications or limitations as to “materiality”, “material adverse effect” and words of similar import set forth therein) as of the closing date with the same effect as though made as of the closing date (except to the extent expressly made as of an earlier date, in which case as of such date), except where the failure to be true and correct has not had and would not, individually or in the aggregate, constitute a material adverse effect;

•

Aspen having performed or complied in all material respects with the obligations and agreements required to be performed or complied with by it under the merger agreement at or prior to the effective time;

•	Aspen having delivered to Parent a certificate of an executive officer of Aspen that the conditions above have been satisfied;

•

none of the required regulatory approvals (see the section of this proxy statement titled “The Merger—Regulatory Clearances Required for the Merger” beginning on page 60 for more information on the consents of, or declarations, notifications or filings with, and the other terminations or expirations of waiting periods required from, these governmental authorities) contain, require or result in a “burdensome condition” (as described and summarized below);

•

as of the closing, Aspen Insurance UK Limited, Aspen Bermuda Limited, Aspen Specialty Insurance Company and Aspen American Insurance Company having financial strength ratings by A.M. Best Company, Inc. of “A (Excellent)” or higher (provided that the placement of such ratings under review, including “under review with negative implications” or “under review with developing implications,” will not constitute a failure of this condition);

•

Aspen Insurance UK Limited and Aspen Bermuda Limited having financial strength ratings by Standard & Poor’s Financial Services LLC of “A (Strong)” or higher (provided that the placement of such ratings under review, including any “CreditWatch” action, or the attachment of any outlook to such ratings or “CreditWatch” action, including any “negative,” or “developing” outlook, will not constitute a failure of this condition); and

•

there being no triggering event notice date (as described in the section of this proxy statement titled “The Merger Agreement–Termination of the Merger Agreement.”) within the twenty (20) business day period immediately prior to the closing date or Parent having waived its rights to terminate the merger agreement in response to a triggering event.

Aspen Conditions

Aspen’s obligations to consummate the merger are subject to the satisfaction (or waiver by Aspen, if permissible under applicable law) of the following additional conditions:

•

the representations and warranties of Parent and Merger Sub relating to (i) the power and authority of Parent and Merger Sub to execute, deliver and perform the merger agreement and the statutory merger agreement, (ii) the due authorization by Parent and Merger Sub of the merger agreement and the statutory merger agreement, (iii) the enforceability of the merger agreement against Parent and Merger Sub, (iv) the approval by the Parent board of directors of the merger agreement and the merger, (v) the absence of a required vote of the holders of any class or series of capital stock of Parent to approve the merger agreement, the statutory merger or the merger and (vi) the fees and expenses payable to any brokers and advisors of Parent and Merger Sub being true and correct in all material respects as of the closing date of the merger as though made as of the closing date (except to the extent expressly made as of an earlier date, in which case as of such date);

•

the representations and warranties of Parent and Merger Sub (other than the representations and warranties described in the first bullet above), disregarding all qualification or limitations as to “materiality,” “parent material adverse effect” or similar effect, being true and correct as of the closing date of the merger as though made as of the closing date (except to the extent expressly made as of an earlier date, in which case as of such date), except for such failures to be true and correct has not had and would not, individually or in the aggregate, constitute a “parent material adverse effect” (a description of which is summarized below);

•

Parent and Merger Sub having performed or complied in all material respects with the obligations and agreements required to be performed or complied with by them under the merger agreement at or prior to the effective time;

•	Parent and Merger Sub having delivered to Aspen a certificate of an executive officer of Parent that the conditions above have been satisfied;

Material Adverse Effect

For the purposes of the merger agreement, a “material adverse effect” will be deemed to occur if any effect, change, event, circumstance, state of facts, development or occurrence, individually or in the aggregate, has had, or is reasonably expected to have, a material adverse effect on the business, operations, results of operations, assets and liabilities (considered together), or the financial condition of Aspen and its subsidiaries, taken as a whole.

However, when determining whether a material adverse effect has occurred, none of the following will be considered except as expressly noted below:

•

changes, events, or conditions generally affecting the insurance, reinsurance, risk management, or investment management industries in the geographic regions or product markets in which Aspen and its Subsidiaries operate or underwrite insurance or reinsurance or manage risk;

•

general economic or regulatory, legislative, or political conditions or securities, credit, financial, or other capital markets conditions in any jurisdiction (including changes in the value of the bonds, stocks, mortgage loans and other investment assets of Aspen and its subsidiaries (the “investment assets”), to the extent arising from any of the foregoing);

•

any failure, in and of itself, by Aspen to meet any internal or published projections, forecasts, estimates, or predictions in respect of revenues, earnings, or other financial or operating metrics for any period (however, the underlying cause of the failure is not excluded and may be taken into account in determining whether a material adverse effect has occurred);

•

geopolitical conditions, the outbreak or escalation of hostilities, any acts of war (whether or not declared), armed hostilities, sabotage, terrorism or man-made disaster, or any escalation or worsening of any such hostilities, acts of war (whether or not declared), armed hostilities, sabotage, terrorism or man-made disaster;

•

the occurrence or continuation of any volcanic eruption, tsunami, pandemic, hurricane, tornado, windstorm, flood, earthquake, wildfire, or other natural disaster or any conditions resulting from such natural disasters (including increases in liabilities under or in connection with insurance or reinsurance contracts to which Aspen or any of its subsidiaries is a party arising from such a natural disaster);

•

the negotiation, execution, and delivery of the merger agreement or the public announcement or performance of the transactions contemplated by the merger agreement, including the impact thereof on the relationships of Aspen or any of its subsidiaries with employees, customers, insureds, cedants, policyholders, brokers, agents, financing sources, business partners, service providers, governmental authorities, or reinsurance providers, and including any legal or administrative proceeding, suit, investigation, arbitration or action arising out of any of the foregoing;

•	any change or announcement of a potential change, in and of itself, in Aspen’s or any of its Subsidiaries’ credit, financial strength, or claims paying ratings or the ratings of any of Aspen’s or its

Subsidiaries’ businesses (however, the underlying cause of the change is not excluded and may be taken into account in determining whether a material adverse effect has occurred);

•

any change, in and of itself, in the market price, ratings, or trading volume of Aspen’s or any of its Subsidiaries’ securities (however, the underlying cause of the change is not excluded and may be taken into account in determining whether a material adverse effect has occurred);

•

any change in applicable law, GAAP (or authoritative interpretation or enforcement thereof), or in applicable statutory accounting principles prescribed or permitted by the applicable insurance regulator, including accounting and financial reporting pronouncements by the SEC, the National Association of Insurance Commissioners, any Insurance Regulator, and the FASB (however, this will not prevent or otherwise affect a determination that the actual consequences of an action taken or an omission by Aspen or any of its subsidiaries that resulted in a failure by Aspen or any of its subsidiaries to comply with applicable law contributed to a material adverse effect);

•	any action required to be taken by Aspen, or that Aspen is required to cause one of its subsidiaries to take, pursuant to the terms of the merger agreement;

•

any failure of Aspen or any of its subsidiaries to take an action prohibited by the terms of the merger agreement (but only if Aspen has requested and Parent has refused to provide a waiver of the applicable prohibition in the merger agreement in a reasonably timely manner);

•	the effects of any breach or violation of any provision of the Agreement by Parent or any of its affiliates; or

•

the potential departure of the United Kingdom (or any part thereof) from the European Union, negotiations with respect to passporting rights (as defined in the UK Financial Conduct Authority handbook) and any resultant effects thereof.

Certain effects, changes, events or occurrences listed in each of the first, second, fourth, fifth and ninth bullets above may be taken into account in determining whether a material adverse effect has occurred with respect to Aspen if, but only to the extent, any such effect, change, event or occurrence has a disproportionate adverse effect on Aspen and its subsidiaries, taken as a whole, relative to other participants engaged primarily in the industries and in the geographic regions or product markets in which Aspen and its subsidiaries operate or underwrite insurance or reinsurance. In such case, only the disproportionate effect or effects may be taken into account when determining whether a material adverse effect has occurred with respect to Aspen.

Parent Material Adverse Effect

For the purposes of the merger agreement, a “parent material adverse effect” will be deemed to occur if any effect, change, event, circumstance, state of facts, development or occurrence, individually or in the aggregate, would, or would reasonably be expected to prevent, delay, interfere with, hinder, or impair, in each case, in any material respect (i) the consummation by Parent or Merger Sub of any of the transactions contemplated by the merger agreement on a timely basis or (ii) the compliance by Parent or Merger Sub with its obligations under the merger agreement.

Efforts to Obtain Required Shareholder Approvals

Unless the merger agreement has been earlier terminated, including pursuant to Aspen’s right to terminate the merger agreement to enter into an alternative acquisition agreement (see the section of this proxy statement titled “The Merger Agreement—No Solicitation of Takeover Proposals; Adverse Recommendation Change; Alternative Acquisition Agreements” below), Aspen has agreed to hold a special general meeting of its shareholders and to use its reasonable best efforts to obtain the requisite approval of Aspen’s shareholders for the bye-law amendment proposal and the merger proposal.

No Solicitation of Takeover Proposals; Adverse Recommendation Change; Alternative Acquisition Agreements

No Solicitation of Takeover Proposals

Aspen is prohibited from taking certain actions, summarized in detail below, relating to takeover proposals. In this proxy statement, and in the merger agreement, a “takeover proposal” means any inquiry, proposal or offer from any person or group other than Parent and its subsidiaries, relating to a:

•

acquisition, including by means of reinsurance or retrocession, outside the ordinary course of business in a single transaction or a series of related transactions that, if consummated, would result in any person or group owning or having the economic benefit of 10% or more of the consolidated assets, revenues or net income of Aspen and its subsidiaries or net exposure to insured liabilities;

•	acquisition of Aspen ordinary shares representing 10% or more of the issued and outstanding ordinary shares;

•

any transaction that, if consummated, would result in any person (or the shareholders of such person) (other than Aspen or any of its subsidiaries as of the date hereof) being the direct or indirect beneficial owner of 10% or more of the voting power of, or economic interest in, any “significant subsidiary” of Aspen within the meaning of Rule 1-02(w) of Regulation S-X of the SEC;

•

tender offer or exchange offer that, if consummated, would result in any person or group having beneficial ownership of ordinary shares representing 10% or more of the issued and outstanding ordinary shares;

•

merger, amalgamation, consolidation, share exchange, scheme of arrangement, business combination, reorganization, recapitalization, liquidation, dissolution or similar transaction involving Aspen pursuant to which such person or group (or the shareholders of any person) would acquire, directly or indirectly, 10% or more of the aggregate voting power (without taking into account the voting cutback provisions in the Aspen bye-laws) or economic interest in Aspen or in the surviving entity in such transaction or the resulting direct or indirect parent of Aspen or such surviving entity; or

•	combination of the foregoing, in each case, other than the transactions contemplated by the merger agreement and the statutory merger agreement.

Any transaction meeting the above conditions, whether effected in a single transaction or through a series of related transactions, or directly or indirectly, is a “takeover proposal.”

Specifically, Aspen has agreed that it will, and will cause each of its subsidiaries to, and its and their respective directors, officers and employees to, and will use its reasonable best efforts to cause its other representatives, as applicable, to immediately cease any solicitation, knowing encouragement, discussions or negotiations of or with any persons that may be ongoing on or prior to August 27, 2018 with respect to any takeover proposal.

Aspen has also agreed that, from August 27, 2018 until earlier of the closing date and the date on which the merger agreement is terminated in accordance with its terms, it will not, and will cause each of its subsidiaries not to, and its and their respective directors, officers and employees not to, and will use its reasonable best efforts to cause its other representatives not to, directly or indirectly:

•

solicit, knowingly encourage, initiate or take any action to facilitate the submission of any inquiry or the making of any proposal or offer, in each case that constitutes, or would reasonably be expected to lead to, a takeover proposal;

•

engage in or otherwise participate in any discussions or negotiations regarding any submission, proposal, announcement, offer, or inquiry, that constitutes or that would reasonably be expected to lead to a takeover proposal or furnish to any other person any non-public information in connection with a takeover proposal or any such submission, proposal, announcement, offer, or inquiry;

•

enter into any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, stock purchase agreement, asset purchase agreement, option agreement, amalgamation agreement, or other agreement related to a takeover proposal;

•

terminate, waive, amend, release or modify any provision of any confidentiality agreement to which Aspen or any of its subsidiaries is a party in connection with a takeover proposal or any submission, proposal, offer, or inquiry that would reasonably be expected to lead to a takeover proposal (unless Aspen’s board determines in good faith (after consultation with its outside counsel) that failure to do so would be inconsistent with the fiduciary duties of directors under applicable law);

•	reimburse or agree to reimburse the expenses of any person (other than Aspen’s representatives) in connection with a takeover proposal; or

•	publicly propose or agree to do any of the foregoing.

Aspen has further agreed that it will, to the extent it has not previously done so prior to August 27, 2018, deliver a request to each person that executed a confidentiality agreement with Aspen during the eighteen month period prior to August 27, 2018 or has received non-public information from or on behalf of Aspen during such period, in either case, in connection with considering or making a takeover proposal to promptly return or destroy any non-public information previously furnished or made available to such person or any of its representatives on behalf of Aspen or representatives of Aspen. Notwithstanding the foregoing or anything else in the merger agreement to the contrary, Aspen may waive, and may choose not to enforce, any provision of any standstill or confidentiality agreement with any person that would prohibit such person from communicating confidentially a takeover proposal to the Board, if and only to the extent that the Board determines in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to do so would be inconsistent with its fiduciary duties under applicable law.

The non-solicitation obligations summarized above do not prohibit Aspen or its representatives from contacting a person that has made a takeover proposal delivered to Aspen during the period between August 27, 2018 and the date Aspen shareholders approve the merger agreement that did not result from a material breach by Aspen of such non-solicitation provisions solely to clarify the terms and conditions of such takeover proposal or to request that any takeover proposal made orally be made in writing.

If the Board determines in good faith after consultation with its financial advisors and outside legal counsel that such takeover proposal constitutes or would reasonably be expected to lead to a takeover proposal superior to Parent’s, then Aspen and its representatives may (i) enter into a confidentiality agreement with and furnish information (including non-public information) about Aspen and its subsidiaries to the person or group of persons making the takeover proposal, and (ii) subsequently engage in or otherwise participate in discussions or negotiations with the person or group of persons making such takeover proposal.

If Aspen enters into a confidentiality agreement and furnishes information (including non-public information) to a person or group of persons making a takeover proposal, the merger agreement requires Aspen to promptly provide to Parent a copy of the confidentiality agreement and to concurrently provide Parent any information about Aspen or its subsidiaries that is provided to any person given such access that was not previously provided to Parent or its representatives.

Aspen has agreed to promptly notify Parent upon receipt of any takeover proposal (and in any event within twenty-four hours after receipt thereof). Aspen has also agreed to promptly disclose to Parent the material terms and conditions of such takeover proposal and the identity of the person or group of persons making such takeover proposal and unredacted copies of all proposals, offers, indications of interest, term sheets, or other material agreements and documents with respect thereto or that contain proposed terms of such takeover proposal (and communicate to Parent any material terms and conditions orally communicated to Aspen or its representatives in connection with such takeover proposal).

Finally, Aspen has agreed to keep Parent reasonably informed of any material developments with respect to such takeover proposal on a prompt basis.

Adverse Recommendation Change; Termination of the Merger Agreement to Enter into an Alternative Acquisition Agreement

Except as described below, Aspen has agreed that neither its Board, nor any committee thereof, will:

•	withhold or withdraw or publicly propose to withdraw or withhold its recommendation that the Aspen shareholders approve the merger proposal and the bye-law amendment proposal;

•	modify, qualify or amend, or publicly propose to modify, qualify or amend such recommendation in a manner adverse to Parent;

•	fail to include such recommendation in this proxy statement;

•	approve, publicly endorse or recommend or propose to approve, publicly endorse or recommend any takeover proposal;

•

make any recommendation in connection with a tender offer or exchange offer other than a recommendation against such offer, or fail to recommend against acceptance of such a tender or exchange offer, including by taking no position with respect to acceptance of such tender or exchange offer, by the close of business on the earlier of (i) the 10th business day following the commencement of such offer and (ii) the 2nd business day prior to the date of the special general shareholders meeting (if such tender or exchange offer is commenced prior to the 4th business day prior to the special general shareholders meeting) or the date and time of the special general shareholders meeting (if such tender or exchange offer is commenced on or after the 4th business day prior to the special general shareholders meeting); or

•

fail to publicly reaffirm such recommendation within five (5) business days of receiving a written request made by Parent to make such public reaffirmation following the receipt by Aspen of a takeover proposal (other than in the case of a takeover proposal in the form of a tender offer or exchange offer) that has not been withdrawn, provided that Parent may make any such request only once in any ten (10) business day period and only once for each such public takeover proposal and once for each public material amendment to such takeover proposal.

If Aspen takes any of the above actions it will be deemed an “adverse recommendation change” and this proxy statement generally refers to any of such actions as an “adverse recommendation change.”

In addition, except as described below, Aspen has agreed that its Board will not authorize, cause or permit, or publicly propose to authorize, cause or permit, Aspen or any of its subsidiaries to execute or enter into any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, stock purchase agreement, asset purchase agreement, option agreement, amalgamation agreement or other agreement related to any takeover proposal, other than a confidentiality agreement with the person or persons making the takeover proposal, or requiring, directly or indirectly, Aspen to abandon, terminate or fail to consummate the transactions contemplated by the merger agreement.

However, prior to the date Aspen shareholders approve the merger agreement, in response to a superior proposal that has not been withdrawn, the Board may make an adverse recommendation change or cause Aspen to terminate the merger agreement, pay to Parent the termination fee and enter into an alternative acquisition agreement to implement such superior proposal, if:

•

the Board determines in good faith, after consultation with its financial advisors and outside legal counsel, that failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable law;

•

such adverse recommendation change is made or entered into after the fourth business day following the receipt by Parent of written notice from Aspen advising that its Board intends to take such action and Aspen discloses to Parent (1) the material terms and conditions of such superior proposal and the identity of the person or group of persons making such superior proposal and its or their financing sources, if applicable, and (2) a copy of the most current version of the acquisition agreement (if any) with respect to such superior proposal and any agreement in Aspen’s possession relating to the financing of such superior proposal; and

•

during the period following Parent’s receipt of the notice described in the immediately preceding bullet, in determining whether to make an adverse recommendation change or terminate the merger agreement and enter into an alternative acquisition agreement, (i) Aspen has, and has caused its subsidiaries and its and their respective representatives to, negotiate with Parent in good faith (to the extent Parent desires to negotiate) to make such commercially reasonable adjustments to the terms and conditions of the merger agreement as would enable the Board to no longer make an adverse recommendation change or a determination that a takeover proposal constitutes a superior proposal and (ii) the Board determines in good faith, after considering the results of such negotiations and any revised proposals made by Parent, if any, after consulting with Aspen’s financial advisors and outside legal counsel, that such superior proposal continues to be a superior proposal.

For purposes of this proxy statement and the merger agreement, a “superior proposal” means a bona fide written takeover proposal with respect to Aspen

•	that, if consummated, would result in any person or group (other than Parent and its subsidiaries), owning, directly or indirectly:

•	50% or more of the outstanding voting equity securities of Aspen or of the surviving entity in a merger or the resulting direct or indirect parent of Aspen or such surviving entity;

•	50% or more of the consolidated assets of Aspen and its subsidiaries, taken as a whole; or

•	50% or more of the net exposure to insured liabilities of Aspen and its subsidiaries, taken as a whole;

•	did not result from a material breach of Aspen’s non-solicitation obligations described above; and

•

which the Board determines in good faith, after consultation with its financial advisors and outside legal counsel, considering legal, financial, regulatory and other aspects of the takeover proposal (including any break-up fee, expense reimbursement provisions, conditions to consummation and financing terms), the person or group making the takeover proposal, and such other factors as the Board considers to be appropriate, is reasonably likely to be consummated in accordance with its terms, taking into account all legal, financial and regulatory aspects of the proposal and the identity of the persons making the proposal and to be more favorable to the holders of ordinary shares than the merger.

In addition, prior to the date Aspen shareholders approve the merger proposal, in response to an intervening event, the Board may make an adverse recommendation change if:

•

the Board of determines in good faith, after consultation with its outside legal counsel, that failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable law;

•

such adverse recommendation change is made or entered into after the fourth business day following the receipt by Parent of written notice from Aspen advising that its Board intends to take such action and Aspen discloses to Parent the material changes, developments, effects, circumstances, states of facts or events comprising such intervening event; and

•	during the period following Parent’s receipt of the notice described in the immediately preceding bullet, in determining whether to make an adverse recommendation change, (i) Aspen has, and has caused its subsidiaries and its and their respective representatives to, negotiate with Parent in good faith (to the extent Parent desires to negotiate) to make such commercially reasonable adjustments to the terms and conditions of the merger agreement as would enable the Board to no longer make an adverse recommendation change and (ii) the Board determines in good faith, after considering the results of such negotiations and any revised proposals made by Parent, if any, after consulting with its financial advisors and outside legal counsel, that failure to make an adverse recommendation change would be inconsistent with the directors’ fiduciary duties under applicable law.

For purposes of this proxy statement and the merger agreement, “intervening event” means a material effect, change, event, circumstance, state of facts, development or occurrence relating to Aspen and its subsidiaries, taken as a whole that:

•	was not known to the Board on August 27, 2018;

•	was not reasonably foreseeable as of August 27, 2018; and

•

first arose or occurred or, if such effect, change, event, circumstance, state of facts, development or occurrence existed after August 27, 2018, becomes known to the Board after August 27, 2018 and on or before the date on which the Aspen shareholders approve the merger proposal.

However, the term “intervening event” does not include any effect, change, event, circumstance, state of facts, development or occurrence specifically related to the receipt, existence of or terms of a takeover proposal or any inquiry relating thereto.

As described in further detail in the section of this proxy statement titled “The Merger Agreement—Expenses and Termination Fees,” Aspen will be required to pay Parent a $82,935,000 termination fee, if:

•	The Board makes an adverse recommendation change in response to a superior proposal or intervening event and Parent terminates the merger agreement; or

•	Aspen terminates the merger agreement and enters into an alternative acquisition agreement;

Treatment of the 5.95% Fixed-to-Floating Rate Perpetual Non-Cumulative Preference Shares

Subject to the rights of dissenting shareholders, each 5.95% preference share issued and outstanding immediately prior to the effective time will continue as a preference share of Aspen as the surviving company following the merger and the relative rights, terms and conditions of each such preference share will remain unchanged. Following the merger, Parent may cause the surviving company to exercise any of its rights with respect to each 5.95% preference share issued and outstanding.

Treatment of the 5.625% Perpetual Non-Cumulative Preference Shares

Subject to the rights of dissenting shareholders, each 5.625% preference share issued and outstanding immediately prior to the effective time will continue as a preference share of Aspen as the surviving company following the merger and the relative rights, terms and conditions of each such preference share will remain unchanged. As with the 5.95% preference shares, following the merger Parent may cause the surviving company to exercise any of its rights with respect to each 5.625% preference share issued and outstanding.

Dissenting Shares

Assuming the requisite shareholder vote is obtained, Aspen shareholders who do not vote in favor of the merger at the special general meeting will, with respect to ordinary shares, receive the merger consideration, and with respect to preference shares, have their preference shares continue as preference shares of Aspen as the surviving company following the merger with the relative rights, terms and conditions of each such preference share remaining unchanged. Any dissenting shareholder will, in the event that the fair value of a dissenting share as appraised by the Bermuda Court under the Companies Act is greater than, (i) with respect to ordinary shares, the merger consideration, (ii) with respect to 5.95% preference shares, the value of their preference shares of the surviving company or (iii) with respect to 5.625% preference shares, the value of their preference shares of the surviving company, be entitled to receive such difference from Aspen as the surviving company by payment made within thirty (30) days after the final determination by the Bermuda Court of the “fair value” of such shares. If a dissenting shareholder fails to exercise, effectively withdraws or otherwise waives any right to appraisal, such dissenting shareholder’s shares, (i) if an ordinary share, will be canceled and converted as of the effective time into the right to receive the merger consideration, (ii) if a 5.95% preference share, will continue as a preference share of Aspen as the surviving company following the merger and the relative rights, terms and conditions of each such class of preference shares will remain unchanged or (iii) if a 5.625% preference share, will continue as a preference share of Aspen as the surviving company following the merger and the relative rights, terms and conditions of each such class of preference shares will remain unchanged. For a more complete description of the available appraisal rights, see the section of this proxy statement titled “The Merger—Dissenters’ Rights of Appraisal of Aspen Shareholders” beginning on page 63.

Under the merger agreement, Aspen has agreed to give Parent (i) written notice of any demands for appraisal of dissenting shares (or withdrawals thereof) and, to the extent Aspen has knowledge thereof, any applications to the Bermuda Court for appraisal of the fair value of the dissenting shares and (ii) to the extent permitted by applicable law, the opportunity to participate with Aspen in any settlement negotiations and proceeds with respect to any demands for appraisal under the Companies Act. Aspen will not, without the prior written consent of Parent, voluntarily make any payment with respect to, offer to settle or settle any such demands or applications, or waive any failure to timely deliver a written demand for appraisal or to timely take any other action to exercise appraisal rights in accordance with the Companies Act.

Treatment of Aspen Equity Awards

As of the effective time, each performance unit that is outstanding immediately prior to the effective time will, to the extent not vested, become fully vested, and will be canceled and converted into the right to receive a lump-sum amount in cash, without interest, equal to the merger consideration, less any applicable tax withholdings; provided that, for purposes of determining the number of performance units outstanding immediately prior to the effective time, (i) with respect to any portion of a performance unit award with a performance period that has been completed, the number of shares will be determined based on the actual level of performance achieved, and (ii) with respect to any portion of a performance unit award with a performance period that has not been completed, any applicable performance-based vesting requirements will be deemed to be achieved immediately prior to the effective time at target payout levels.

As of the effective time, each phantom share that is outstanding immediately prior to the effective time will, to the extent not vested, become fully vested, and will be canceled and converted into the right to receive a lump-sum amount in cash, without interest, equal to the merger consideration, less any applicable tax withholdings; provided that, for purposes of determining the number of phantom shares outstanding immediately prior to the effective time, (i) with respect to any portion of a phantom share award with a performance period that has been completed, the number of shares will be determined based on the actual level of performance achieved, and (ii) with respect to any portion of a phantom share award with a performance period that has not been completed, any applicable performance-based vesting requirements will be deemed to be achieved immediately prior to the effective time at target payout levels.

As of the effective time, each RSU that is outstanding immediately prior to the effective time will, to the extent not vested, become fully vested, and will be canceled and converted into the right to receive a lump-sum amount in cash, without interest, equal to the product of (i) the sum of (x) the merger consideration and (y) any accrued but unpaid dividend equivalents in respect of such RSU, multiplied by (ii) the number of Aspen common shares subject to such RSU which had not previously been settled, less any applicable tax withholdings.

Treatment of Aspen ESPP

Aspen will take all actions necessary to cause the Aspen ESPP (i) not to commence an offering period to purchase ordinary shares that would otherwise begin after the end of any offering period in effect as of the date of the merger agreement, (ii) not to accept payroll deductions to be used to purchase ordinary shares under the Aspen ESPP after the end of any offering period in effect as of the merger agreement and (iii) to ensure that no new participants be permitted to participate in the Aspen ESPP and that the existing participants thereunder may not increase their elections with respect to any offering period in effect as of the date of the merger agreement. In addition, Aspen will take all actions necessary to cause the Aspen ESPP to terminate immediately after the purchases set forth in the following paragraph, if any, are completed and immediately prior to the effective time.

In the case of any outstanding purchase rights under the Aspen ESPP, (i) immediately prior to the effective time (x) any offering period under Aspen’s Employee Share Purchase Plan and the International Employee Share Purchase Plan will end and each participant’s accumulated payroll deduction will be used to purchase newly issued ordinary shares in accordance with the terms of Aspen’s Employee Share Purchase Plan or the International Employee Share Purchase Plan (as applicable) and (y) such ordinary shares will be treated the same as all other ordinary shares in accordance with the merger agreement, and (ii) prior to the effective time (x) Aspen will promptly take all actions necessary to enable and require participants in its 2008 Sharesave Scheme to utilize their accumulated payroll deduction to purchase newly issued ordinary shares in accordance with the terms of the 2008 Sharesave Scheme, such that there are no outstanding purchase rights thereunder as of the effective time and (y) such ordinary shares will be treated the same as all other ordinary shares in accordance with the merger agreement.

Efforts to Complete the Merger

Each of Parent, Merger Sub and Aspen has agreed, upon the terms and subject to the conditions set forth in the merger agreement, to, and to cause its subsidiaries to, and, with respect to Parent, to use its reasonable best efforts to cause its control persons under applicable law, if applicable, to, use its reasonable best efforts to fulfill all conditions to the closing of the merger applicable to such party and to consummate and make effective, in the most expeditious manner reasonably practicable, the merger and the transactions contemplated by the merger agreement and the statutory merger agreement. Specifically, such actions include:

•

using reasonable best efforts to obtain all necessary, proper or advisable consents from governmental authorities and making all necessary, proper or advisable registrations, filings and notices and using reasonable best efforts to take all steps as may be necessary to obtain such consents from any governmental authority (including under the insurance laws of any applicable jurisdiction and the HSR Act and any other applicable antitrust laws); and

•

executing and delivering any additional agreements, documents or instruments necessary, proper or advisable to consummate the transactions contemplated by the merger agreement and the statutory merger agreement and to fully carry out the purposes of the merger agreement.

In addition, each of the parties agreed to, and to cause their respective subsidiaries to, and, with respect to Parent, to use its reasonable best efforts to cause its control persons under applicable law, if applicable, to, use its reasonable best efforts to avoid each and every impediment under any applicable law that may be asserted by, or judgment, decree and order that may be entered with, any governmental authority with respect to the transactions contemplated by the merger agreement and the statutory merger agreement so as to enable the closing to occur in the most expeditious manner reasonably practicable. Specifically, such actions include using reasonable best efforts in:

•

obtaining all consents of governmental authorities that are necessary, proper or advisable to consummate the transactions contemplated by the merger agreement and the statutory merger agreement and secure the expiration or termination of any applicable waiting period under the HSR Act and any other applicable antitrust laws;

•

resolving any objections that may be asserted by any governmental authority with respect to the merger or any other transaction contemplated by the merger agreement and the statutory merger agreement; and

•

preventing the entry of, and have vacated, lifted, reversed or overturned, any judgment, decree or order of governmental authorities that would prevent, prohibit, restrict or delay the consummation of the merger or any other transaction contemplated by the merger agreement and the statutory merger agreement.

Burdensome Condition

The obligations of the parties described in this section “Efforts to Complete the Merger” will not require Parent or any of its affiliates to take or refrain from taking, or agree to take or refrain from taking, any action, including entering into any consent decree, hold separate order or other arrangement, or permit or suffer to exist any condition, limitation, restriction or requirement:

•

that would, or would reasonably be expected to, have a material adverse effect on the business, results of operations, or financial condition of (x) Aspen and its subsidiaries, taken as a whole, or (y) Parent or any of its affiliates (provided that, for this purpose, that the business and the financial condition, results of operations and other financial metrics of Parent or any of its affiliates that is of a smaller scale than Aspen and its subsidiaries, taken as a whole, shall be deemed to be of the same scale as those of Aspen and its subsidiaries, taken as a whole);

•

relating to the contribution of capital, or any guaranty, keep-well, capital maintenance or similar arrangement, by Parent or any of its affiliates (other than Aspen and its subsidiaries) to or of Aspen or any of its subsidiaries or any restrictions on dividends or distributions that, in any case, has or would reasonably be expected to have a non-de minimis adverse economic impact on Parent or any of its affiliates; or

•

that requires or involves any adverse deviation in any material respect from any key term of the Parent’s business plan with respect to Aspen and its insurance and reinsurance subsidiaries in connection with the merger (any such requirement, individually or together with all other such requirements, termed a “burdensome condition”).

Furthermore, the provisions of the merger agreement do not obligate any party or its affiliates to take any action required by a governmental authority which is not conditioned upon the closing of the merger.

Regulatory Filings

The section of this proxy statement titled “The Merger—Regulatory Clearances Required for the Merger” beginning on page 60 includes a description of the material regulatory approvals required for the completion of the merger that are referenced above.

Aspen has waived the obligation for Parent to file, or use its reasonable best efforts to cause each of its control persons under applicable law, if applicable, to file, and pay all necessary filing fees for the following required forms, applications, and notification filings with the governmental authorities listed below within twenty (20) business days after August 27, 2018 to allow the filings to have been made by October 5, 2018 other than the filing with the North Dakota Insurance Department and the Monetary Authority of Singapore, which the waiver allows to be made by November 1, 2018:

•	a Form A Statement Regarding the Acquisition of Control of or Merger with a Domestic Insurer with the Insurance Commissioner of the States of Texas and North Dakota;

•	any pre-acquisition notifications on Form E or similar market share notifications to be filed in each jurisdiction where required by the applicable state insurance laws;

•

a notification and report form pursuant to the HSR Act with the Federal Trade Commission and the Antitrust Division of the United States Department of Justice with respect to the transactions contemplated by the merger agreement and requesting early termination of the waiting period under the HSR Act;

•	Section 30E, 30J, 30EA and 30CA notification filings with the Bermuda Monetary Authority;

•	change of control applications under Section 178 of the Financial Services and Markets Act 2000 to the UK Prudential Regulation Authority and the Financial Conduct Authority;

•	a notification under Section 43 of the Lloyd’s Underwriting Agents Bye-Law and Section 12 of the Lloyd’s Membership Byelaw to Lloyd’s;

•

any other necessary, proper, or advisable registrations, filings, and notices under non-U.S. Insurance Laws with the Australian Treasury, the Jersey Financial Services Commission, the Dubai Financial Services Authority, the Central Bank of Ireland, the Italian Institute for the Supervision of Insurance, the Monetary Authority of Singapore, the Swiss Financial Market Supervisory Authority and the Office of the Superintendent of Financial Institutions of Canada; and

•	any other necessary, proper or advisable registrations, filings and notices with relevant governmental authorities.

Aspen and Parent have agreed that each will make any necessary, proper, or advisable registrations, draft filings and notices under non-U.S. Antitrust Laws within twenty (20) business days after Aspen provides the information necessary to determine what filings are required under any applicable antitrust laws.

Information

In connection with the efforts described in this section “Efforts to Complete the Merger,” each party has agreed:

•

to consult with one another with respect to the obtaining of all consents of governmental authorities necessary, proper or advisable to consummate the transactions contemplated under the merger agreement and the statutory merger agreement and keep the other parties reasonably apprised on a prompt basis of the status of matters relating to such consents;

•

that each other party will have the right to review in advance and, to the extent practicable, and subject to any restrictions under applicable law, to consult the other with respect to, any filing made with, or written materials submitted to, any governmental authority or any third party in connection with the transactions contemplated under the merger agreement and the statutory merger agreement and to in good faith consider comments of the other parties thereon;

•	to promptly furnish to each other copies of all such filings and written materials after their filing or submission, in each case subject to applicable laws;

•

to promptly advise each other upon receiving any communication from any governmental authority whose consent is required to consummate the transactions contemplated under the merger agreement and the statutory merger agreement, including promptly furnishing each other copies of any written or electronic communication (redacted or on an outside counsel basis as necessary), and to promptly advise each other when any such communication causes such party to believe that there is a reasonable likelihood that any such consent will not be obtained or that the receipt of any such consent will be materially delayed or conditioned; and

•

to not participate in any live or telephonic meeting with any governmental authority (other than routine or ministerial matters) in respect of any filing, investigation or other inquiry relating to the transactions contemplated by the merger agreement and the statutory merger agreement, unless, to the extent practicable, it consults with the other party in advance and, to the extent permitted by applicable law and by such governmental authority, gives the other party the opportunity to attend and participate in such meeting.

Aspen and Parent have further agreed that each will not be obligated to provide information to a third party if a party to the merger agreement determines in its reasonable judgment that (i) doing so would violate applicable law or a contract, agreement, privilege or obligation of confidentiality owing to a third party, jeopardize the protection of an attorney-client privilege or expose such party to risk of liability for disclosure of sensitive or personal information or (ii) such information is not directly related to the transactions contemplated by the merger agreement and the statutory merger agreement.

Termination of the Merger Agreement

The merger agreement may be terminated and the transactions contemplated by the merger agreement abandoned at any time prior to the effective time, whether before or after receipt of the requisite approvals of the Aspen shareholders (except as otherwise noted), under any of the following circumstances:

•	by mutual written consent of Aspen and Parent;

•	by either Aspen or Parent, if:

•

the merger has not been consummated by a walk-away date of May 31, 2019, except that, if, on May 31, 2019, the only condition to closing of the merger that has not been satisfied or waived by that date is the condition that such required regulatory approvals have been filed or obtained, or that certain required regulatory approvals have been obtained without the imposition of a burdensome condition, then the walk-away date will be automatically extended without further action of the parties to July 31, 2019 (however, the right to terminate the merger agreement pursuant to the provision described in this bullet will not be available to any party who has breached any of such party’s representations and warranties set forth in the merger agreement, or who has failed to perform its obligations under the merger agreement has been a principal cause of or resulted in the failure of the merger to occur on or prior the walk-away date);

•

there is in effect any injunction, judgment or ruling, enacted, promulgated, issued, entered, amended or enforced by any governmental authority of competent jurisdiction enjoining, restraining or otherwise making illegal or prohibiting the consummation of the merger and that is final and nonappealable, except that the party seeking to terminate the merger agreement pursuant to the provision described in this bullet must have performed, in all material respects, its obligations under the merger agreement, including its obligations to use its reasonable best efforts to prevent the entry of and to remove any such restraint, as required by the provisions described under “Efforts to Complete the Merger” beginning on page 77 (it being understood that Parent and Merger Sub are deemed a single party for purposes of this exception);

•	Aspen’s shareholders do not approve the merger proposal at the special general meeting or at any adjournment or postponement thereof at which a vote on the merger proposal has been taken;

•	by Parent, if:

•

Aspen has breached any of its representations or warranties, or has failed to perform any of its obligations or agreements contained in the merger agreement, which breach or failure would result in the failure of certain conditions to the obligations of Parent to consummate the merger described under “Conditions to Completion of the Merger” beginning on page 66 to be satisfied and which is incapable of being cured prior to the walk-away date or, if capable of being cured, has not been cured within thirty (30) days following receipt by Aspen of written notice from Parent stating its intention to terminate the merger agreement, provided that Parent will not have the right to terminate the merger agreement under this provision, if either Parent or Merger Sub is in material breach of any of its representations, warranties, covenants or agreements under the merger agreement;

•	prior to Aspen’s shareholders approving the merger proposal, the Board has made an adverse recommendation change;

•

Aspen has caused a triggering event, provided that, with respect to any particular triggering event, Parent may only terminate on this basis on or prior to the 20th business day after the later of the date Aspen causes such triggering event and the date which Aspen notifies Parent that Aspen has caused such triggering event (such later date we refer to as the “triggering event notice date”);

•

Parent has validly and timely exercised its determination right with respect to net CAT losses incurred by Aspen and the net CAT losses as reflected on the finally determined loss report are greater than the $350,000,000; provided that, if this termination right becomes effective in accordance with its terms, then Parent may only terminate pursuant to this right on or prior to the 10th business day after the loss report has been finally determined;

•	by Aspen, if:

•

Parent or Merger Sub has breached any of its representations or warranties, or has failed to perform any of its obligations or agreements contained in the merger agreement, which breach or failure would result in the failure of certain conditions to the obligations of Aspen to consummate the merger described under “Conditions to Completion of the Merger” beginning on page 66 to be satisfied and which is not reasonably capable of being cured prior to the walk-away date or, if reasonably capable of being cured, has not been cured within thirty (30) days after written notice thereof has been received by Parent from Aspen stating its intention to terminate the merger agreement, provided that Aspen will not have the right to terminate the merger agreement under this provision if it is in material breach of any of its representations, warranties, covenants or agreements under the merger agreement;

•

prior to Aspen’s shareholder approving the merger proposal, the Board has authorized Aspen to enter into an definitive agreement to implement a superior proposal and, concurrently with such termination, Aspen enters into such definitive agreement and pays to Parent an amount equal to the termination fee in accordance with the merger agreement; or

•

if all of Parent and Merger Sub’s conditions to closing have been satisfied or waived, Aspen has notified Parent at least three (3) business days prior to such termination that Aspen is irrevocably ready, willing, and able to consummate the closing and Parent and Merger Sub have failed to consummate the closing within three (3) business days after the date by which the closing is required to have occurred.

Upon termination of the merger agreement in accordance with its terms by a party, written notice will be given to the other parties specifying the provision thereof pursuant to which such termination is made and the merger agreement will become null and void without liability on the part of any party or its directors, officers or affiliates, other than, with respect to any party to the merger agreement, the obligations pursuant to certain provisions that will survive the termination of the merger agreement. In addition, nothing will relieve any party to the merger agreement from liability for any willful breach of any provision set forth in the merger agreement (in an amount that does not exceed the reverse termination fee, in the case of Parent).

Triggering Event

For the purposes of the merger agreement, a “triggering event” is deemed to occur when, prior to the closing date, Aspen receives a clear indication from a rating agency after a discussion with the rating agency that it intends to downgrade the rating of Aspen or any of its subsidiaries in the near-term and (x) Aspen, without the consent of Parent, takes any commercially reasonable actions that the Board reasonably determines are reasonably necessary to avoid the ratings downgrade and the taking of such action causes, or would reasonably be expected to cause, a significant adverse economic consequence for Aspen and its subsidiaries, taken as a whole, or increases in any respect the aggregate merger consideration payable to Aspen shareholders, or

(y) Aspen takes, or refrains from taking, without the consent of Parent, any commercially reasonable actions that the Board reasonably determines are reasonably necessary to avoid the ratings downgrade and such action or failure is any the following:

•

issue, sell, or grant any of its shares or other equity or voting interests of Aspen, or any securities or rights convertible into, exchangeable or exercisable for, or evidencing the right to subscribe for any shares or other equity or voting interests of Aspen or any of its subsidiaries, or any options, rights, warrants, or other commitments or agreements to acquire from Aspen or any of its subsidiaries, or that obligate Aspen or any of its subsidiaries to issue, any share capital of, or other equity or voting interests in, or any securities convertible into or exchangeable for shares of, or other equity or voting interests in, Aspen or any of its subsidiaries or any equity awards provided that Aspen may issue ordinary shares or other securities as required pursuant to the vesting, settlement, or exercise of equity awards, purchase rights under Aspen’s ESPP, or obligations to grant, extend, or enter into any subscription, warrant, right, convertible or exchangeable security, or other similar agreement or commitment relating to any Aspen ordinary shares, or other equity or voting interests in Aspen that are outstanding on August 27, 2018 in accordance with the terms of the applicable equity award, or right in effect on August 27, 2018; provided further that the subsidiaries of Aspen may make any such issuances, sales, or grants to Aspen or a direct or indirect wholly owned subsidiary of Aspen;

•

establish a record date for, declare, set aside for payment, or pay any dividend on, or make any other distribution in respect of, any shares or other equity or voting interests of Aspen or any of its subsidiaries, in each case, other than (i) periodic cash dividends paid by Aspen on 5.95% preference shares and 5.625% preference shares not in excess of the amounts contemplated by the applicable certificates of designations for such shares with record dates and payments dates generally consistent with the timing of record and payment dates in the most recent comparable prior fiscal quarter prior to August 27, 2018, (ii) periodic cash dividends paid by the applicable subsidiary of Aspen on preference shares issued and outstanding on August 27, 2018 in an amount not in excess of the amounts required by the applicable bye-laws, certificate of designation, or authorizing resolutions for such preference shares, with record and payment dates generally consistent with the timing of record and payment dates in the most recent comparable prior year fiscal quarter prior to August 27, 2018 and (iii) dividends paid by a subsidiary of Aspen to Aspen or any direct or indirect wholly owned subsidiary of Aspen;

•

incur any indebtedness for borrowed money, issue or sell any bonds, debentures, or other debt securities or warrants or other rights to acquire any bonds, debentures, or other debt securities of Aspen or any of its subsidiaries, guarantee any such indebtedness or any debt securities of another person, or enter into any “keep well” or other agreement to maintain any financial statement condition of another person (collectively, “indebtedness”), except for (i) indebtedness incurred solely between Aspen and any of its subsidiaries or solely between its subsidiaries, (ii) letters of credit issued in the ordinary course of business in the insurance or reinsurance business of Aspen or any of its subsidiaries, (iii) borrowings under Aspen’s existing credit facilities having an aggregate principal amount outstanding that is not in excess of $20,000,000, (iv) any other indebtedness in an aggregate principal amount not in excess of $20,000,000, and (v) indebtedness incurred in connection with the refinancing of any indebtedness existing on August 27, 2018 or permitted to be incurred, assumed, or otherwise entered into hereunder; provided that, in the case of this clause (v), the amount of indebtedness incurred in connection with such refinancing does not exceed the principal amount of the indebtedness so refinanced (other than with respect to increased amounts attributable to unpaid accrued interest, fees and premiums (including tender premiums), defeasance costs, and underwriting discounts, fees, commissions and expenses associated therewith);

•	enter into any swap or hedging transaction or other derivative agreement, except for in the ordinary course of business and in compliance with Aspen’s investment guidelines;

•

make any material changes in financial accounting methods, principles, or practices materially affecting the consolidated assets, liabilities, or results of operations of Aspen and its subsidiaries, except insofar as may be required by (or, in the reasonable good faith judgment of Aspen, advisable under) (i) GAAP (or any interpretation thereof), including pursuant to standards, guidelines and interpretations of the Financial Accounting Standards Board or any similar organization, or (ii) applicable statutory accounting principles (or any interpretation thereof), including pursuant to standards, guidelines, and interpretations of the National Association of Insurance Commissioners or any similar organization;

•

materially alter or materially amend any existing (x) insurance or reinsurance underwriting, reserving, claim handling, loss control, policy retention or conservation, (y) ceded reinsurance diversification, counterparty criteria, business line or quota share percentage, or (z) actuarial practice guideline or policy of Aspen or any subsidiary of Aspen that conducts the business of insurance or reinsurance or is licensed as a Lloyd’s corporate member of Lloyd’s managing agent or any material assumption underlying any reserves or actuarial practice or policy, except as may be required by (or, in the reasonable good faith judgment of Aspen, advisable under) (i) GAAP (or any interpretation thereof), including pursuant to standards, guidelines and interpretations of the Financial Accounting Standards Board or any similar organization, or (ii) applicable statutory accounting principles (or any interpretation thereof), including pursuant to standards, guidelines, and interpretations of the National Association of Insurance Commissioners or any similar organization;

•

reduce or strengthen any reserves, provisions for losses, or other liability amounts in respect of insurance contracts and assumed reinsurance contracts, except (A) as may be required by (or, in the reasonable good faith judgment of Aspen, advisable under) applicable statutory accounting principles or GAAP, as applicable, (B) as a result of loss or exposure payments to other parties in accordance with the terms of insurance contracts and assumed reinsurance contracts, or (C) in the ordinary course of business;

•

adopt any plan or agreement of complete or partial liquidation or dissolution, merger, amalgamation, consolidation, restructuring, recapitalization, or other reorganization of Aspen or any of its subsidiaries, continue or agree to continue Aspen or any of its subsidiaries into any other jurisdiction, or convert or agree to convert Aspen or any of its subsidiaries into any other form of legal entity (in each case, other than dormant subsidiaries or, with respect to any merger, amalgamation, or consolidation, other than among wholly owned subsidiaries);

•	terminate the employment of any employee whose base salary exceeds $300,000, other than for “cause”, or hire or promote any such employee;

•

(i) make any material tax election, except for in the ordinary course of business, (ii) settle or compromise any audit or other proceeding relating to a material amount of tax (other than in an amount not to exceed $10,000,000 for any such settlement or compromise individually or $50,000,000 in the aggregate), (iii) file any material amended tax return, (iv) extend or waive the application of any statute of limitations regarding the assessment or collection of any material tax, other than in the ordinary course of business, (v) enter into any tax indemnification, sharing, allocation, reimbursement or similar agreement, arrangement or understanding (other than any contract entered into in the ordinary course of business that does not relate principally to taxes), (vi) surrender any right to claim any material tax refund, (vii) make any material change to any tax accounting method, except for in the ordinary course of business, (viii) change its residence for tax purposes; or (ix) establish any office, branch or permanent establishment in any country other than the country in which it is organized;

•	enter into any new lines of business or withdraw from, or put into “run off”, any existing material lines of business;

•

change in any material respect any material products or any material operating or enterprise risk management policies, in each case, except as required by law or by policies imposed, or requests made, by a governmental authority;

•	enter into any contract or commitment with any insurance regulatory authority other than in the ordinary course of business consistent with past practice; or

•

enter into, renew, or modify any ceded reinsurance contract that would, or would reasonably be expected to, result in Aspen and its subsidiaries, taken together, ceding to third parties in excess of twenty five percent (25%) of the total gross written premiums of Aspen and its subsidiaries, taken together, in 2019 or enter into, renew or modify any loss portfolio transfer or adverse development cover or similar transaction.

Expenses and Termination Fees

Generally, all fees and expenses incurred in connection with the merger agreement and the transactions contemplated by the merger agreement and the statutory merger agreement will be paid by the party incurring or required to incur such fees and expenses, whether or not the merger is consummated.

Aspen will be obligated to pay a termination fee of $82,935,000 (the “termination fee”) to Parent under the following circumstances:

•

Parent terminates the merger agreement as a result of a material breach by Aspen of its covenants and after August 27, 2018 and prior to such breach, a takeover proposal is made known to the Board or publicly announced or publicly made known to Aspen’s shareholders (and not withdrawn prior to such breach) and within twelve (12) months of the termination of the merger agreement with Parent Aspen either consummates or enters into a definitive agreement to consummate a takeover proposal and Aspen thereafter consummates such takeover proposal (whether or not within such twelve (12) month period), except that, for purposes of the provision of the merger agreement described in this bullet only, the reference in the definition of “takeover proposal” to “10%” is replaced with a reference to “50%”. Such payment must be made by wire transfer of same-day funds upon the earlier of the consummation of the takeover proposal or entry into a definitive agreement with respect thereto.

•

Parent or Aspen terminates the merger agreement due to the shareholder approval not being obtained at the shareholder meeting, and after August 27, 2018 and prior to the shareholder meeting, a takeover proposal is publicly announced or publicly made known to Aspen’s shareholders (and not withdrawn prior to the shareholder meeting), and within twelve (12) months of the termination of the merger agreement with Parent, Aspen either consummates or enters into a definitive agreement to consummate a takeover proposal and Aspen thereafter consummates such takeover proposal (whether or not within such twelve (12) month period), except that for purposes of this bullet only, each reference in the definition of “takeover proposal” to “10%” is replaced with a reference to “50%.” Such payment must be made by wire transfer of same-day funds upon the earlier of the consummation of the takeover proposal or entry into a definitive agreement with respect thereto.

•

Aspen terminates the merger agreement with Parent to enter into an alternative acquisition agreement with respect to a superior proposal. Such payment must be made by wire transfer of same-day funds concurrently with the termination of the merger agreement with Parent.

•

Parent terminates the merger agreement due to the Board having made an adverse recommendation change. Such payment must be made by wire transfer of same-day funds within two (2) business days of termination of the merger agreement.

In no event will Aspen be required to pay the termination fee more than once.

Parent will be obligated to pay a reverse termination fee of $165,870,000 (the “reverse termination fee”) to Aspen under the following circumstances:

•

Aspen terminates as a result of a material breach by Parent of its reasonable best efforts obligations to obtain required regulatory approvals and consummate the merger under certain circumstances, if, at the time of such termination, all of the conditions to Parent’s obligations to close the transaction, other than the conditions relating to the receipt of regulatory approvals, have been satisfied or would have been satisfied, if the closing had occurred on the date of such termination. Such payment must be made by wire transfer of same-day funds within two (2) business days after such termination.

•

Aspen terminates the merger agreement due to all of Parent and Merger Sub’s conditions to closing having been satisfied or waived and Aspen having notified Parent at least three (3) business days prior to such termination that Aspen is ready, willing, and able to consummate the closing and Parent and Merger Sub fail to consummate the closing within three (3) business days after the date by which the closing is required to have occurred. Such payment must be made by wire transfer of same-day funds within two (2) business days after such termination.

In no event will Parent be required to pay the reverse termination fee more than once.

In the event Parent fails to effect the merger when required pursuant to the terms and conditions of the merger agreement, then Aspen’s right to seek (but never to receive more than one of) (i) a decree or order of specific performance or any injunction or injunctions or other equitable relief, if and to the extent permitted by the terms of the merger agreement described below under the section of this proxy statement titled “The Merger Agreement—Remedies; Specific Enforcement,” (ii) the termination of the merger agreement pursuant to the provisions described above and seek monetary damages solely on the basis of Parent’s actual, knowing fraud with the intent to deceive Aspen, regarding Parent’s representations and warranties, or (iii) the termination of the merger agreement pursuant to the provision described above in the last bullet under Aspen’s termination rights in the section of this proxy statement titled “The Merger Agreement—Termination of the Merger Agreement,” which requires Parent to pay Aspen a reverse termination fee, if, as and when required pursuant to the terms of the merger agreement, and reimbursement of Aspen’s enforcement expenses and reimbursement for certain expenses and costs incurred by Aspen pursuant to the terms and conditions of the merger agreement will be the sole and exclusive remedy of Aspen, its affiliates and their respective shareholders and representatives and any other person against Parent, its affiliate and their respective related parties. The amount of the enforcement expenses and expense reimbursement payable by Parent and its affiliates and their respective related parties in the circumstances described above will not exceed $1,500,000. In no event will Parent and its affiliates and their respective related parties have any liability under the merger agreement or otherwise for an amount in excess of the amount of the reverse termination fee and the amounts due for enforcement costs and expense reimbursement described in the previous sentence.

Conduct of Business Pending the Completion of the Merger

Aspen has agreed to certain covenants in the merger agreement restricting the conduct of its business between August 27, 2018 and the earlier of the closing or the termination of the merger agreement. In general, except as required by applicable law, as required or contemplated by the terms of the merger agreement, as may have been previously disclosed in writing to Parent as provided in the merger agreement or with the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed), (i) Aspen will, and will cause its subsidiaries to, use reasonable best efforts to carry on its business in all material respects in the ordinary course of business consistent with past practice, (ii) Aspen will, and will cause its subsidiaries to, use reasonable best efforts to preserve its and its subsidiaries’ business organizations and material assets substantially intact, keep available in all material respects the services of its current officers, employees and consultants and preserve its goodwill and existing relationships with material customers, brokers, reinsurance providers, regulators, officers, employees, and other persons with whom Aspen or any of its subsidiaries have significant business relationships and (iii) Aspen will not, and will not permit any of its subsidiaries to:

•

issue, sell, or grant any of its shares or other equity or voting interests of Aspen, or any securities or rights convertible into, exchangeable or exercisable for, or evidencing the right to subscribe for any shares or other equity or voting interests of Aspen or any of its subsidiaries, or any options, rights, warrants, or other commitments or agreements to acquire from Aspen or any of its subsidiaries, or that obligate Aspen or any of its subsidiaries to issue, any share capital of, or other equity or voting interests in, or any securities convertible into or exchangeable for shares of, or other equity or voting interests in, Aspen or any of its subsidiaries or any equity awards; provided that Aspen may issue ordinary shares or other securities as required pursuant to the vesting, settlement, or exercise of equity awards, purchase rights under Aspen’s ESPP, or obligations to grant, extend, or enter into any subscription, warrant, right, convertible or exchangeable security, or other similar agreement or commitment relating to any Aspen ordinary shares, or other equity or voting interests in Aspen that are outstanding on August 27, 2018 in accordance with the terms of the applicable equity award, purchase right under Aspen’s ESPP, or right in effect on August 27, 2018; provided further, that the subsidiaries of Aspen may make any such issuances, sales, or grants to Aspen or a direct or indirect wholly owned subsidiary of Aspen;

•

redeem, purchase, or otherwise acquire any outstanding shares or other equity or voting interests of Aspen or any of its subsidiaries or any rights, warrants, or options to acquire any shares of Aspen or any of its subsidiaries or other equity or voting interests of Aspen or any of its subsidiaries, except (A) pursuant to employee benefit plans, equity awards or purchase rights under Aspen’s ESPP (including, for the avoidance of doubt, in connection with the forfeiture of any equity awards or the satisfaction of any per share exercise price related to any equity awards) or (B) in connection with the satisfaction of tax withholding obligations with respect to any equity awards or purchase rights under Aspen’s ESPP;

•

establish a record date for, declare, set aside for payment, or pay any dividend on, or make any other distribution in respect of, any shares or other equity or voting interests of Aspen or any of its subsidiaries, in each case, other than (i) periodic cash dividends paid by Aspen on 5.95% preference shares and 5.625% preference shares not in excess of the amounts contemplated by the applicable certificates of designations for such shares with record dates and payments dates generally consistent with the timing of record and payment dates in the most recent comparable prior fiscal quarter prior to August 27, 2018, (ii) periodic cash dividends paid by the applicable subsidiary of Aspen on preference shares issued and outstanding on August 27, 2018 in an amount not in excess of the amounts required by the applicable bye-laws, certificate of designation, or authorizing resolutions for such preference shares, with record and payment dates generally consistent with the timing of record and payment dates in the most recent comparable prior year fiscal quarter prior to August 27, 2018 and (iii) dividends paid by a subsidiary of Aspen to Aspen or any direct or indirect wholly owned subsidiary of Aspen;

•	split, combine, subdivide, or reclassify any shares or other equity or voting interests of Aspen or any of its subsidiaries;

•

incur any indebtedness for borrowed money, issue or sell any bonds, debentures, or other debt securities or warrants or other rights to acquire any bonds, debentures, or other debt securities of Aspen or any of its subsidiaries, guarantee any such indebtedness or any debt securities of another person, or enter into any “keep well” or other agreement to maintain any financial statement condition of another person (collectively, “indebtedness”), except for (i) indebtedness incurred solely between Aspen and any of its subsidiaries or solely between its subsidiaries, (ii) letters of credit issued in the ordinary course of business in the insurance or reinsurance business of Aspen or any of its subsidiaries, (iii) borrowings under Aspen’s existing credit facilities having an aggregate principal amount outstanding that is not in excess of $20,000,000, (iv) any other indebtedness in an aggregate principal amount not in excess of $20,000,000, and (v) indebtedness incurred in connection with the refinancing of any indebtedness existing on August 27, 2018 or permitted to be incurred, assumed, or otherwise entered into hereunder; provided that, in the case of this clause (v), the amount of indebtedness incurred in connection with such refinancing does not exceed the principal amount of the indebtedness so refinanced (other than with respect to increased amounts attributable to unpaid accrued interest, fees and premiums (including tender premiums), defeasance costs, and underwriting discounts, fees, commissions and expenses associated therewith);

•	enter into any swap or hedging transaction or other derivative agreement, except for in the ordinary course of business and in compliance with Aspen’s investment guidelines;

•

sell or lease to any person, in a single transaction or series of related transactions, any of its owned properties or assets whose value or purchase price exceeds $10,000,000 individually or $20,000,000 in the aggregate, except (i) dispositions of obsolete, surplus, or worn out assets or assets that are no longer used or useful in the conduct of the business of Aspen or any of its subsidiaries, (ii) transfers among Aspen and its subsidiaries, (iii) leases and subleases of real property owned or leased by Aspen or its subsidiaries, or (iv) sales of investment assets in the ordinary course of business (including in connection with cash management or investment portfolio activities) and in compliance with Aspen’s investment guidelines;

•

make or authorize any capital expenditures outside the ordinary course of business or make loans or advances to, or, except as permitted by Aspen’s investment guidelines, any investments in, any other person, other than a subsidiary of Aspen;

•

make any acquisition (including by merger or amalgamation) of the share capital or other equity or voting interests of any other person (except the acquisition of investment assets in the ordinary course of business and in compliance with Aspen’s investment guidelines) or of the assets of any other person, in each case, for consideration in excess of $10,000,000 individually or $20,000,000 in the aggregate;

•

make any material changes in financial accounting methods, principles, or practices materially affecting the consolidated assets, liabilities, or results of operations of Aspen and its subsidiaries, except insofar as may be required by (or, in the reasonable good faith judgment of Aspen, advisable under) (i) GAAP (or any interpretation thereof), including pursuant to standards, guidelines and interpretations of the Financial Accounting Standards Board or any similar organization, or (ii) applicable statutory accounting principles (or any interpretation thereof), including pursuant to standards, guidelines, and interpretations of the National Association of Insurance Commissioners or any similar organization;

•

materially alter or materially amend any existing (x) insurance or reinsurance underwriting, reserving, claim handling, loss control, policy retention or conservation, (y) ceded reinsurance diversification, counterparty criteria, business line or quota share percentage, or (z) actuarial practice guideline or policy of Aspen or any subsidiary of Aspen that conducts the business of insurance or reinsurance or is licensed as a Lloyd’s corporate member of Lloyd’s managing agent or any material assumption underlying any reserves or actuarial practice or policy, except as may be required by (or, in the reasonable good faith judgment of Aspen, advisable under) (i) GAAP (or any interpretation thereof), including pursuant to standards, guidelines and interpretations of the Financial Accounting Standards Board or any similar organization, or (ii) applicable statutory accounting principles (or any interpretation thereof), including pursuant to standards, guidelines, and interpretations of the National Association of Insurance Commissioners or any similar organization;

•

reduce or strengthen any reserves, provisions for losses, or other liability amounts in respect of insurance contracts and assumed reinsurance contracts, except (i) as may be required by (or, in the reasonable good faith judgment of Aspen, advisable under) applicable statutory accounting principles or GAAP, as applicable, (ii) as a result of loss or exposure payments to other parties in accordance with the terms of insurance contracts and assumed reinsurance contracts, or (iii) in the ordinary course of business;

•	adopt or implement any shareholder rights plan or similar arrangement;

•

(i) amend Aspen’s organizational documents (other than pursuant to Aspen’s Bye-Law Amendment) or (ii) amend in any material respect the comparable organizational documents of any of the subsidiaries of Aspen in a manner that would reasonably be likely to prevent or to impede, interfere with, hinder, or delay in any material respect the consummation of the transactions contemplated under the merger agreement and statutory merger agreement;

•

adopt any plan or agreement of complete or partial liquidation or dissolution, merger, amalgamation, consolidation, restructuring, recapitalization, or other reorganization of Aspen or any of its subsidiaries, continue or agree to continue Aspen or any of its subsidiaries into any other jurisdiction, or convert or agree to convert Aspen or any of its subsidiaries into any other form of legal entity (in each case, other than dormant subsidiaries or, with respect to any merger, amalgamation, or consolidation, other than among wholly owned subsidiaries);

•

grant any pledges, liens, charges, mortgages, encumbrances, leases, licenses, hypothecations, or security interests of any kind or nature (other than certain permitted liens under the merger agreement) in any of its material properties or assets, except to secure indebtedness permitted under the merger agreement;

•

settle, discharge or compromise any pending or threatened legal or administrative proceeding, suit, investigation, arbitration or action against Aspen or any of its subsidiaries, or any of their officers or directors in their capacities as such, other than the settlement or discharge of legal or administrative proceedings, suits, investigations, arbitrations or actions (i) solely for monetary damages for an amount not to exceed $1,500,000 for any such settlement individually or $5,000,000 in the aggregate (with such aggregate amount calculated taking into account the amount of certain settled tax proceedings permitted by the merger agreement) or (ii) for claims under contracts of insurance or reinsurance issued by Aspen or any of its subsidiaries in accordance with applicable policy or contractual limits in the ordinary course of business;

•	cancel any material indebtedness or waive any material claims or rights under any material contract, other than in the ordinary course of business;

•

except as required by law or the terms of an employee benefit plan as of August 27, 2018, (i) terminate, establish, adopt, enter into, or amend any employee benefit plan (or any other arrangement that would be a Company plan, if in effect on the date hereof), accelerate the payment, funding, right to payment, or vesting of, compensation or benefits of, any current or former director, officer, employee or individual service provider, (ii) modify the compensation or benefits of any senior employee, current or former director or individual service provider or, except for annual base salary increases given in the ordinary course of business consistent with past practice, materially increase the compensation or benefits of any other employee, loan or advance any money or other property to any director, officer, employee or individual service provider, or grant any equity or equity-based awards to any director, officer, employee or individual service provider;

•	(i) terminate the employment of any employee whose base salary exceeds $300,000, other than for “cause”, or (ii) hire or promote any such employee;

•

amend, modify, or terminate any material contract or ceded reinsurance contract in such a way as to materially reduce the expected business or economic benefits thereof or enter into any contract that would constitute a material contract if in effect as of August 27, 2018, in each case, except in the ordinary course of business;

•

voluntarily abandon, dispose of, or permit to lapse any right to intellectual property owned by Aspen material to Aspen and its subsidiaries, taken as a whole, other than in the ordinary course of business;

•

voluntarily abandon, dispose of or permit to lapse any licenses, franchises, permits, certificates, approvals, authorizations, and registrations from governmental authorities material to the business of Aspen or any of its subsidiaries;

•

(i) make any material tax election, except for in the ordinary course of business, (ii) settle or compromise any audit or other proceeding relating to a material amount of tax, other than in an amount not to exceed $10,000,000 for any such settlement or compromise individually or $50,000,000 in the aggregate (with such aggregate amount calculated taking into account the amount of any settled legal or administrative proceedings, suits, investigations, arbitrations or actions permitted by the merger agreement), (iii) file any material amended tax return, (iv) extend or waive the application of any statute of limitations regarding the assessment or collection of any material tax, other than in the ordinary course of business, (v) enter into any tax indemnification, sharing, allocation, reimbursement or similar agreement, arrangement or understanding (other than any contract entered into in the ordinary course of business that does not relate principally to taxes), (vi) surrender any right to claim any material tax refund, (vii) make any material change to any tax accounting method, except for in the ordinary course of business, (viii) change its residence for tax purposes; or (ix) establish any office, branch or permanent establishment in any country other than the country in which it is organized;

•	acquire or dispose of any material investment assets in any manner inconsistent with Aspen’s investment guidelines;

•

materially amend, materially modify, or otherwise materially change Aspen’s investment guidelines or manage the investment portfolios of any subsidiary of Aspen that conducts the business of insurance or reinsurance or is licensed as a Lloyd’s corporate member of Lloyd’s managing agent in a manner that is inconsistent with Aspen’s investment guidelines in any material respect;

•	enter into any new lines of business or withdraw from, or put into “run off”, any existing material lines of business;

•

change in any material respect any material products or any material operating or enterprise risk management policies, in each case, except as required by law or by policies imposed, or requests made, by a governmental authority;

•	recognize any labor union or negotiate, enter into, or amend any collective bargaining agreement;

•	enter into any contract or commitment with any insurance regulatory authority other than in the ordinary course of business consistent with past practice;

•

enter into (i) any material funding obligation of any kind, or material obligation to make any additional advances or investments (including any obligation relating to any currency or interest rate swap, hedge, or similar arrangement), in respect of any of the investment assets or (ii) any material outstanding commitments, options, put agreements or other arrangements relating to the investment assets to which Aspen or any of its subsidiaries may be subject upon or after the closing, in each case, other than in the ordinary course of business consistent with past practice;

•

enter into, or amend or modify in any significant manner, any contract or commitment with any former or present director or officer of Aspen or any of its subsidiaries or with any affiliate of any of the foregoing persons or any other person covered under Item 404(a) of Regulation S-K under the Securities Act, other than as would not be adverse to Aspen and its subsidiaries;

•

enter into, amend, or modify any agreement with any broker, investment banker, financial advisor, or other person entitling such person to any broker’s, finder’s, financial advisor’s, or other similar fee or commission or the reimbursement of expenses in connection therewith, in connection with the transactions contemplated by the merger agreement based upon arrangements made by or on behalf of Aspen or any of its subsidiaries, including any amendment or modification of any engagement letter;

•	enter into, amend, modify, or exercise any right to renew any lease that provides for or involves rent payments of $2,000,000 in any 12 month period or more or has a term of more than three (3) years;

•

(i) enter into, renew, or modify any ceded reinsurance contract that would, or would reasonably be expected to, result in Aspen and its subsidiaries, taken together, ceding to third parties in excess of twenty five percent (25%) of the total gross written premiums of Aspen and its subsidiaries, taken together, in 2019 or (ii) enter into, renew or modify any loss portfolio transfer or adverse development cover or similar transaction; or

•	authorize any of, or commit or agree, in writing or otherwise, to take any of, the foregoing actions.

Board of Directors and Management of Aspen Following Completion of the Merger

The directors of Merger Sub immediately prior to the effective time will be the initial directors of Aspen as the surviving company until their earlier death, resignation or removal or until their respective successors are duly elected or appointed and qualified. Other than Aspen’s Chief Executive Officer, who will resign on or shortly after closing, the officers of Aspen immediately prior to the effective time will be the initial officers of Aspen as the surviving company until their earlier death, resignation or removal or until their respective successors are duly appointed and qualified.

Indemnification; Directors’ and Officers’ Insurance

The merger agreement provides that, from and after the effective time, the surviving company will, and Parent will cause the surviving company to, indemnify and hold harmless, the present and former directors and officers of Aspen, any of its subsidiaries, or any other person in which Aspen or any of its subsidiaries owns any equity interests at the request of Aspen (and each such person’s heirs, executors and administrators) with respect to all claims, liabilities, losses, damages, judgments, fines, penalties, costs (including amounts paid in settlement or compromise) and expenses (including fees and expenses of legal counsel) in connection with any action based on or arising out of, in whole or in part, (i) the fact that such person is or was a director or officer of Aspen or such subsidiary or (ii) the acts or omissions of such person in such person’s capacity as a director, officer, employee or agent of Aspen or such subsidiary or taken at the request of Aspen or such subsidiary, in each case, at, or at any time prior to, the effective time (including in connection with serving at the request of Aspen or such subsidiary as a director, officer, employee, agent, trustee or fiduciary of another person (including any employee benefit plan)) (including any action relating in whole or in part to the transactions contemplated by the merger agreement or relating to the enforcement of the indemnification provisions in the merger agreement, as described in this paragraph), to the fullest extent permitted under applicable law.

In addition, for the six-year period commencing immediately after the effective time, the surviving company will maintain in effect directors’ and officers’ liability insurance from an insurance carrier with the same or better financial strength of Aspen’s current carrier with respect to directors’ and officers’ liability insurance covering acts or omissions occurring at or prior to the effective time with respect to those individuals who, as of August 27, 2018, were, and any individual who, prior to the effective time, becomes, covered by Aspen’s directors’ and officer’s liability insurance policy. The terms, scope and amount of such insurance coverage will be no less favorable to such individuals than Aspen’s directors’ and officers’ liability insurance policies as in effect on August 27, 2018. However, if annual premium for such insurance exceeds 300% of the current annual premium, then Parent may provide or cause to be provided a policy for the applicable individuals with the best coverage as shall then be available at an annual premium not in excess of 300% of the current annual premium. In addition, Aspen may, prior to the effective time, purchase for an aggregate amount not in excess of such 300% threshold for six (6) years, a six-year prepaid “tail” policy on terms and conditions providing at least substantially equivalent benefits as the current policies maintained by Aspen with respect to matters existing or occurring prior to the effective time including the transactions contemplated by the merger agreement. If such prepaid “tail” policy has been obtained by Aspen, it shall be deemed to satisfy all obligations to obtain insurance pursuant to the foregoing provisions and the surviving company will use its reasonable best efforts to cause such policy to be maintained in full force and effect, for its full term, and to honor all of its obligations thereunder.

Employee Matters

Through the end of the calendar year following the year in which the effective time occurs, a period we refer to as the continuation period, each Aspen employee who continues to remain employed by Aspen or one of its subsidiaries (a “company employee”), will be provided a base salary or wage rate, target annual incentive compensation opportunity and other compensation and employee benefits (excluding special, one-time or transaction-based compensation and benefits, defined benefit plan benefits, retiree welfare and long-term incentive compensation opportunities) that are not materially less favorable, in the aggregate, than those provided to such company employee by Aspen and any of its subsidiaries immediately prior to the effective time. In addition, each company employee whose employment is terminated by Parent, Aspen, as the surviving company, or any of their respective affiliates during the continuation period (other than for cause) will be provided severance benefits that are no less favorable, in the aggregate, than the severance benefits set forth in the confidential disclosure schedules delivered to Parent in connection with the execution of the merger agreement.

From and after the effective time, Parent or the surviving company will honor and continue all of Aspen’s employment, severance, retention, termination and change-in-control plans, policies, programs, agreements and arrangements maintained by Aspen or any of its subsidiaries as set forth in the confidential disclosure schedules delivered to Parent in connection with the execution of the merger agreement, in each case, as in effect at the effective time, including with respect to any payments, benefits or rights arising as a result of the transactions contemplated by the merger agreement (either alone or in combination with any other event), subject, in each case, to the terms and conditions of such arrangements including any provisions related to amendment, modification, termination and discontinuance.

From and after the effective time, Parent or the surviving company will provide credit to company employees for their service recognized by Aspen and its subsidiaries for purposes of determining eligibility to participate, level of benefits and vesting under all employee benefit plans of Parent, the surviving company or any of their subsidiaries (including any paid time off and severance plans) in which company employees are first eligible to participate following the effective time, which we call new benefit plans, provided that such service will not be recognized for purposes of any retiree health or welfare arrangements, any frozen benefit plan, benefit accrual under any defined benefit pension plan or to the extent that such recognition would result in any duplication of benefits.

Parent or the surviving company will use commercially reasonable efforts to waive, or cause to be waived, any pre-existing condition limitations, exclusions, actively-at-work requirements and waiting periods under any new benefit plan that is a welfare benefit plan in which company employees (and their eligible dependents) will be eligible to participate from and after the effective time, except to the extent that such pre-existing condition limitations, exclusions, actively-at-work requirements and waiting periods would not have been satisfied or waived under the comparable Aspen benefit plan immediately prior to the effective time. With respect to any new benefit plans, Parent or Aspen, as the surviving company, will use commercially reasonable efforts to recognize the dollar amount of all co-payments, deductibles and similar expenses incurred by each company employee (and his or her eligible dependents) prior to the effective time during the calendar year in which the effective time occurs for purposes of satisfying such year’s deductible and co-payment limitations under the relevant welfare benefit plans in which they will be eligible to participate from and after the effective time.

Amendment or Supplement and Waiver

The merger agreement may be amended or supplemented by written agreement of the parties, by action taken or authorized by the boards of directors of Aspen and Parent, at any time before or after the receipt of the requisite approval of the Aspen shareholders of the merger proposal, but (i) after the requisite approval of the Aspen shareholders, no amendment may be made that by law requires further approval by the Aspen shareholders without such further approval and (ii) any modification or amendment to matters that relate to the sources (and any of their related parties) of Parent’s debt financing in connection with Parent’s obligations under the transactions contemplated under the merger agreement and statutory merger agreement requires such sources prior written consent.

At any time prior to the effective time, Parent and Aspen may, subject to applicable law, (i) waive any inaccuracies in the representations and warranties of the other party, (ii) extend the time for performance of any of the obligations or other acts of the other parties or (iii) waive compliance by the other party with any of the agreements contained in the merger agreement or waive any of such party’s conditions. No failure or delay by a party in exercising any of its rights under the merger agreement will operate as a waiver thereof nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right under the merger agreement. Any agreement on the part of a party to any such extension or waiver will be valid only if set forth in an instrument in writing signed on behalf of such party.

No Third Party Beneficiaries

While the merger agreement is not intended and will not be construed to create any third-party beneficiaries or confer upon any person other than the parties to the merger agreement any rights, benefits or remedies of any nature whatsoever under or by reason of the merger agreement, it provides a limited exception for each Aspen shareholder at the effective time as regards its rights to receive the merger consideration and for each present and former director and officer of Aspen and its subsidiaries (and each such person’s heirs, executors and administrators) to continue to have indemnification, advancement of expenses and liability insurance coverage following completion of the transactions as described under “Indemnification; Directors’ and Officers’ Insurance” beginning on page 90, holders of equity awards from and after the effective time as regards their rights to receive payments for their share of the merger consideration and the sources of Parent’s debt financing and their related parties as regards their rights.

Remedies; Specific Enforcement

Aspen and Parent agreed in the merger agreement that if for any reason any of the provisions of the merger agreement are not performed in accordance with their specific terms or are otherwise breached, irreparable damage would be caused for which monetary relief would not be an adequate remedy under applicable law. Accordingly, each of the parties to the merger agreement agreed that, in addition to all other remedies to which it may be entitled, (i) each of the parties to the merger agreement is entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches of the merger agreement and to enforce specifically the terms and provisions thereof in the courts in the State of Delaware or the federal courts of the United States of America located in the State of Delaware and (ii) the right of specific enforcement is an integral part of the transactions contemplated by the merger agreement and without that right, neither of the parties would have entered into the merger agreement. Such relief may be sought without the posting of a bond or other necessary security. The parties agreed not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law. The parties agreed that under no circumstances shall Aspen be entitled to (i) both specific performance to cause the equity financing to be funded or other equitable relief to cause the merger consideration to be paid and the closing to occur on the one hand, and payment of any monetary damages whatsoever and/or the payment of the reverse termination fee, on the other hand, or (ii) payment of the reverse termination fee, on the one hand, and/or any other monetary damages whatsoever, on the other hand. The parties agreed that the Parent’s obligation to consummate closing and Aspen’s right to specific performance of such obligations of Parent are subject to (i) all Parent and Merger Sub’s conditions precedent to closing being satisfied or waived, (ii) Parent and Merger Sub failing to consummate within three (3) days after the date closing is required to have occurred pursuant to the merger agreement, and (iii) Aspen irrevocably confirming in a written notice to Parent that, if specific performance is granted and the equity financing is funded, then Aspen will take actions as required by the merger agreement to cause closing to occur, and Parent and Merger Sub fail to consummate closing within three (3) business days after delivery of Aspen’s written confirmation.

Representations and Warranties

The merger agreement contains certain customary representations and warranties.

Each of Aspen and Parent has made representations and warranties regarding, among other things:

•	organization and standing;

•

corporate power and authority with respect to the execution, delivery and performance of the merger agreement and the statutory merger agreement, and the due and valid execution and delivery and enforceability of the merger agreement;

•	board recommendation and approval;

•	absence of conflicts with, or violations of, organizational documents, contracts and applicable laws;

•	required regulatory filings and consents and approvals of governmental authorities;

•	absence of legal proceedings; and

•	brokers’ fees payable in connection with the transactions contemplated by the merger agreement.

Additional representations and warranties made only by Aspen relate to:

•	capital structure;

•	ownership of subsidiaries;

•	requisite shareholder approval;

•	anti-takeover provisions;

•	Company SEC documents and undisclosed liabilities;

•	absence of certain changes

•	absence of any material adverse effect since December 31, 2017;

•	compliance with applicable laws;

•	possession of, and compliance with, permits;

•	tax matters;

•	benefits matters and ERISA compliance;

•	labor maters;

•	investments;

•	intellectual property;

•	inapplicability of takeover statutes;

•	real property;

•	material contracts;

•	insurance subsidiaries and insurance business;

•	statutory statements and examinations;

•	agreements with insurance regulators;

•	insurance, reinsurance and retrocession;

•	reserves;

•	insurance policies;

•	opinions from financial advisors;

•	IT systems, data security and privacy; and

•	investment management.

Additional representations and warranties made only by Parent and Merger Sub relate to:

•	Merger Sub’s ownership and operations;

•	sufficiency of funds;

•	the absence of certain agreements between Parent, Merger Sub or any of their affiliates, on the one hand, and any member of Aspen’s management or Board, on the other hand;

•	the truthfulness and veracity of information supplied by Parent to Aspen that Aspen has included in this proxy statement;

•	share ownership in Aspen; and

•	the limited guarantee.

Other Covenants and Agreements

The merger agreement contains certain other covenants and agreements, including covenants relating to, among other things:

•	preparation by Aspen of this proxy statement;

•	Aspen using its reasonable best efforts to provide its reasonable cooperation in connection with Parent’s arrangement of debt financing;

•

if requested by Parent, Aspen using its reasonable best efforts to provide cooperation to Parent in taking such actions as are necessary under certain existing debt documents in respect of the transactions contemplated by the merger agreement and the statutory merger agreement, including delivering or causing a subsidiary to deliver any such notices, agreements, documents or instruments necessary, proper or advisable to comply with the terms thereof, including the delivery of officer certificates and opinions of counsel required to be delivered thereunder in connection with the transactions contemplated by the merger agreement and the statutory merger agreement;

•

if requested by Parent, Aspen using its reasonable best efforts to provide cooperation to Parent and Merger Sub in either (i) arranging for the termination of certain existing debt documents (or redemption of the relevant notes or debentures) at the closing (or such other date thereafter selected by Parent) and the procurement of customary payoff letters and other customary release documentation in connection therewith or (ii) obtaining any consents required under certain credit agreements to permit the consummation of the transactions contemplated by the merger agreement and the statutory merger agreement thereunder. In furtherance of the foregoing, if requested by Parent, Aspen will and will cause its subsidiaries to execute and deliver such customary notices, agreements, documents or instruments necessary to either terminate certain existing debt documents or redeem the relevant notes or debentures, in each case effective as of the closing (or such other date thereafter selected by Parent) or to obtain the consents required under certain credit agreements, as determined by Parent in its sole discretion;

•	confidentiality and access by Parent to certain information about Aspen;

•	consultation between Parent and Aspen in connection with public statements with respect to the transactions contemplated by the merger agreement;

•

Parent using its reasonable best efforts to consummate and obtain equity financing on the terms and conditions set forth in the equity commitment letter entered into simultaneously with its entry into the merger agreement and to not permit any amendment or modification to be made or waiver of any rights under such equity commitment letter;

•

causing the dispositions of Aspen equity securities (including derivative securities) and acquisitions of Parent equity securities (including derivative securities) pursuant to the transactions contemplated by the merger agreement by each individual who is a director or officer of Aspen subject to Section 16 of the Exchange Act to be exempt under Rule 16b-3 promulgated under the Exchange Act;

•	each party notifying the other party of any shareholder litigation relating to the transactions contemplated by the merger agreement and the statutory merger agreement, and Aspen giving Parent the opportunity to participate in the defense and settlement of any shareholder litigation against Aspen or its directors relating to the merger agreement and the statutory merger agreement and the transactions contemplated by the merger agreement;

•

Aspen causing its investment adviser subsidiary, Aspen Capital Advisors Inc., to use commercially reasonable efforts to obtain consents from its clients to the deemed assignment of the advisory contracts between Aspen Capital Advisors Inc. and its clients in connection with the transactions contemplated by the merger agreement and the statutory merger agreement; and

•

Aspen causing its officers and employees to meet on a regular basis, and in any event no less than weekly, unless otherwise agreed by the parties, with representatives of Parent and its affiliates to discuss Aspen’s ceded reinsurance plan for 2019 and future periods. Among other things, Aspen and such designated representatives of Parent and its affiliates will cooperate and consider in good faith modifications to Aspen’s 2019 reinsurance program that may result in a different overall mix of reinsurance protection than in past periods, with a focus on downside protection with greater emphasis on excess of loss and catastrophe coverage and less overall emphasis on quota-share reinsurance. Aspen will consult with, and consider in good faith any recommendations of, such designated representatives in regard to the development of the overall reinsurance plan for Aspen and its subsidiaries as well as on any determination to enter into, renew and modify any ceded reinsurance contract.

Governing Law; Jurisdiction

The merger agreement is governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of laws provision or rule, except to the extent the provisions of the laws of Bermuda are mandatorily applicable to the merger.

All actions brought by Aspen against Parent, or vice versa, that arise out of or relating to the interpretation and enforcement of the merger agreement and in respect of the transactions contemplated by the merger agreement and statutory merger agreement (except to the extent any such proceeding mandatorily must be brought in Bermuda) will be held and determined in the Delaware Court of Chancery or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular action, then any federal court within the State of Delaware. If both the Delaware Court of Chancery and the federal courts within the State of Delaware decline to accept jurisdiction, then any other state court within the State of Delaware and any appellate court therefrom will have jurisdiction over any action brought by Aspen against Parent, or vice versa, arising out of or relating to the interpretation and enforcement of the merger agreement and in respect of the transactions contemplated by the merger agreement and statutory merger agreement.

The foregoing descriptions of governing law and jurisdiction do not apply to certain claims, actions or proceedings brought against Parent’s debt financing sources arising out of or related to the transactions contemplated by the merger agreement or the statutory merger agreement, which claims, actions or proceedings are subject to the exclusive jurisdiction of courts located in New York and are governed by and construed in accordance with the laws of New York.

Book Value Per Share

Aspen’s net book value per share as of December 31, 2017 was approximately $40.10 (calculated based on 65,546,976 ordinary shares outstanding).

Market Price of Aspen’s Ordinary Shares

Aspen’s ordinary shares are traded on the New York Stock Exchange under the symbol “AHL.” The following table sets forth the high and low sales prices per ordinary share for the fiscal years ended December 31, 2017 and December 31, 2016 and first, second and third quarters of the fiscal year ending December 31, 2018:

	Market Price
	High	Low
2018
First Quarter	$42.95	$35.30
Second Quarter	$46.10	$34.80
Third Quarter	$41.80	$36.45
Fourth Quarter (through November 5, 2018)	$42.16	$41.54

2017
First Quarter	$57.70	$52.00
Second Quarter	$53.80	$49.60
Third Quarter	$51.75	$36.45
Fourth Quarter	$43.00	$40.10

2016
First Quarter	$48.32	$40.34
Second Quarter	$48.35	$43.27
Third Quarter	$47.47	$44.05
Fourth Quarter	$55.80	$46.07

On August 27, 2018, the last full trading day prior to the announcement of the transaction, and on November 5, 2018, the last reported sales price of ordinary shares, as reported by the NYSE, was $40.10 per ordinary share and $42.00, respectively. Aspen’s shareholders are encouraged to obtain current market quotations for ordinary shares before making any decision with respect to the merger. No assurance can be given concerning the market price for ordinary shares before or after the date on which the merger will close. The market price for ordinary shares will fluctuate between the date of this proxy statement and the date on which the merger closes and thereafter.

As of November 2, 2018, there were approximately 202 holders of record of ordinary shares. This does not represent the actual number of beneficial owners of ordinary shares because shares are frequently held in “street names” by securities dealers and others for the benefit of beneficial owners who may vote shares.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS, MANAGEMENT AND DIRECTORS

The following table sets forth information as of November 2, 2018 regarding beneficial ownership of ordinary shares and the applicable voting rights attached to such share ownership in accordance with our Bye-Laws by:

•	each person known by us to beneficially own approximately 5% or more of our outstanding ordinary shares;

•	each of our directors;

•	each of our NEOs; and

•	all of our executive officers and directors as a group.

Name and Address of Beneficial Owner (1)	Number of Ordinary Shares (2)	Percentage of Ordinary Shares Outstanding (2)
The Vanguard Group (3)	5,010,131	8.43%
100 Vanguard Boulevard Malvern, PA 19355 U.S.A.
Dimensional Fund Advisors LP (4)	4,992,919	8.40%
Building One 6300 Bee Cave Road Austin, TX 78746 U.S.A.
BlackRock Inc. (5)	4,923,624	8.30%
55 East 52nd Street New York, NY 10055 U.S.A.
Glyn Jones (6)	137,587	*
Christopher O’Kane	216,492	*
Scott Kirk	20,436	*
Thomas Lillelund	18,619	*
Brian Boornazian (7)	40,342	*
Stephen Postlewhite (8)	40,065	*
Richard Thornton (9)	4,654	*
Albert Beer (10)	19,615	*
Matthew Botein (11)	2,223	*
John Cavoores (12)	25,780	*
Gary Gregg (13)	17,303	*
Heidi Hutter (14)	54,109	*
Gordon Ireland (15)	12,730	*
Karl Mayr (16)	4,779	*
Bret Pearlman (17)	11,342	*
Ronald Pressman (18)	17,014	*
All directors and executive officers as a group (23 persons)	761,505	1.28%

*	Less than 1%
(1)	Unless otherwise stated, the address for each director and officer is c/o Aspen Insurance Holdings Limited, 141 Front Street, Hamilton HM19, Bermuda.
(2)

Represents the outstanding ordinary shares as of November 2, 2018, except for unaffiliated shareholders whose information is disclosed as of the dates of their Schedule 13G noted in their respective footnotes. With respect to our directors and executive officers, the number of ordinary shares includes ordinary shares that may be acquired within 60 days of November 2, 2018 upon (i) the exercise of vested options and (ii) awards issuable for ordinary shares, in each case, held only by such person.

The percentage of ordinary shares outstanding reflects the amount outstanding as at November 2, 2018. However, the beneficial ownership for non-affiliates is as of the earlier dates referenced in their respective notes below. Accordingly, the percentage ownership may have changed following such Schedule 13G filings. As at November 2, 2018 there were 59,698,802 outstanding ordinary shares.

(3)	As filed with the SEC on Schedule 13G on February 8, 2018 by The Vanguard Group.
(4)	As filed with the SEC on Schedule 13G on February 9, 2018 by Dimensional Fund Advisors LP.
(5)	As filed with the SEC on Schedule 13G on January 30, 2018 by BlackRock Inc.
(6)

Represents 137,587 ordinary shares held by Mr. Jones. This amount does not include the grant of 12,900 restricted share units granted on February 9, 2018 of which 10/12th are issuable on December 31, 2018 and the remaining 2/12th are issuable on the one year anniversary of the grant date.

(7)	Represents 40,342 ordinary shares held by Mr. Boornazian as of March 5, 2018 as reported on the last Form 4 the Company filed with the SEC on March 7, 2018.
(8)	Represents 40,065 ordinary shares held by Mr. Postlewhite as of November 13, 2017, as reported on the last Form 4 the Company filed with the SEC on November 14, 2017, as amended on November 22, 2017.
(9)	Represents 4,654 ordinary shares held by Mr. Thornton as of December 8, 2017, as reported on the last Form 4 the Company filed with the SEC on December 11, 2017.
(10)

Represents 19,615 ordinary shares held by Mr. Beer. This amount does not include the grant of 3,225 restricted share units granted on February 9, 2018 of which 10/12th are issuable on December 31, 2018 and the remaining 2/12th are issuable on the one year anniversary of the grant date.

(11)

Represents 2,223 ordinary shares held by Mr. Botein. This amount does not include the grant of 3,225 restricted share units granted on February 9, 2018 of which 10/12th are issuable on December 31, 2018 and the remaining 2/12th are issuable on the one year anniversary of the grant date.

(12)

Represents 25,780 ordinary shares held by Mr. Cavoores. This amount does not include the grant of 3,225 restricted share units granted on February 9, 2018 of which 10/12th are issuable on December 31, 2018 and the remaining 2/12th are issuable on the one year anniversary of the grant date.

(13)

Represents 17,303 ordinary shares held by Mr. Gregg, 5,300 of which were purchased. This amount does not include the grant of 3,225 restricted share units granted on February 9, 2018 of which 10/12th are issuable on December 31, 2018 and the remaining 2/12th are issuable on the one year anniversary of the grant date.

(14)

Represents 54,109 ordinary shares held by Ms. Hutter. As Chief Executive Officer of The Black Diamond Group, LLC, Ms. Hutter has shared voting and investment power over the 17,382 ordinary shares beneficially owned by The Black Diamond Group, LLC. This amount does not include the grant of 3,225 restricted share units granted on February 9, 2018 of which 10/12th are issuable on December 31, 2018 and the remaining 2/12th are issuable on the one year anniversary of the grant date.

(15)

Represents 12,730 ordinary shares held by Mr. Ireland. This amount does not include the grant of 3,225 restricted share units granted on February 9, 2018 of which 10/12th are issuable on December 31, 2018 and the remaining 2/12th are issuable on the one year anniversary of the grant date.

(16)

Represents 4,779 ordinary shares held by Dr. Mayr. This amount does not include the grant of 3,225 restricted share units granted on February 9, 2018 of which 10/12th are issuable on December 31, 2018 and the remaining 2/12th are issuable on the one year anniversary of the grant date.

(17)

Represents 11,342 ordinary shares held by Mr. Pearlman. This amount does not include the grant of 3,225 restricted share units granted on February 9, 2018 of which 10/12th are issuable on December 31, 2018 and the remaining 2/12th are issuable on the one year anniversary of the grant date.

(18)

Represents 17,014 ordinary shares held by Mr. Pressman. This amount does not include the grant of 3,225 restricted share units granted on February 9, 2018 of which 10/12th are issuable on December 31, 2018 and the remaining 2/12th are issuable on the one year anniversary of the grant date.

DISSENTERS’ RIGHTS TO APPRAISAL

Under Bermuda law, in the event of a merger of a Bermuda company with another Bermuda company or foreign corporation, any shareholder of the Bermuda company is entitled to receive fair value for its shares. For purposes of Section 106(2)(b)(i) of the Companies Act, the Board has unanimously, by all directors present at a duly called meeting, determined that the fair value for (i) each ordinary share to be no greater than $42.75, without interest and less any applicable withholding taxes, (ii) each issued and outstanding 5.95% preference share, to be the continuation of each such 5.95% preference share as a preference share of Aspen as the surviving company following the merger with all of its relative rights, terms and conditions remaining unchanged and (iii) each issued and outstanding 5.625% preference share, to be the continuation of each such 5.625% preference share as a preference share of Aspen as the surviving company following the merger with all of its relative rights, terms and conditions remaining unchanged.

Any Aspen shareholder who is not satisfied that it has been offered fair value for its shares and whose shares are not voted in favor of the merger agreement, the statutory merger agreement and the merger may exercise its appraisal rights under the Companies Act to have the fair value of its shares appraised by the Bermuda Court. Persons owning beneficial interests in shares but who are not shareholders of record should note that only persons who are shareholders of record are entitled to make an application for appraisal. Any Aspen shareholder intending to exercise appraisal rights must file its application for appraisal of the fair value of its shares with the Bermuda Court within one month after the date the notice convening the special general meeting to approve the merger has been given. The notice delivered with this proxy statement constitutes this notice. There are no statutory rules and limited decisions of the Bermuda Court prescribing in detail the operation of the provisions of the Companies Act governing appraisal rights that are set forth in Section 106 of the Companies Act or the process of appraisal by the Bermuda Court; the Bermuda Court retains considerable discretion as to the precise methodology that it would adopt when determining the fair value of shares in an appraisal application under the Companies Act.

If an Aspen shareholder votes in favor of the merger agreement, the statutory merger agreement and the merger at the special general meeting, such shareholder will have no right to apply to the Bermuda Court to appraise the fair value of its shares, and instead, if the merger is consummated, and as discussed in the section of this proxy statement titled “The Merger Agreement—Effects of the Merger,” each (i) ordinary share of such shareholder will be canceled and converted into the right to receive the merger consideration, (ii) 5.95% preference share of such shareholder will continue as a preference share of Aspen as the surviving company following the merger and the relative rights, terms and conditions of each such preference share will remain unchanged and (iii) 5.625% preference share of such shareholder will continue as a preference share of Aspen as the surviving company following the merger and the relative rights, terms and conditions of each such preference share will remain unchanged. Voting against the merger, or not voting, will not in itself satisfy the requirements for notice and exercise of a shareholder’s right to apply for appraisal of the fair value of its shares.

A FAILURE OF A DISSENTING SHAREHOLDER TO AFFIRMATIVELY VOTE AGAINST THE MERGER PROPOSAL WILL NOT CONSTITUTE A WAIVER OF ITS RIGHT TO HAVE THE FAIR VALUE OF ITS ASPEN SHARES APPRAISED, PROVIDED THAT SUCH SHAREHOLDER DOES NOT VOTE IN FAVOR OF THE MERGER PROPOSAL.

In any case where a registered holder of shares has made an appraisal application, in respect of the shares held by such dissenting shareholder, and the merger has been made effective under Bermuda law before the Bermuda Court’s appraisal of the fair value of such dissenting shares, then the dissenting shareholder shall be entitled to receive the consideration and, if the fair value of the dissenting shares is later appraised by the Bermuda Court to be greater than the value of the consideration, such dissenting shareholder will be paid the difference, between the amount paid to him as the consideration and the value appraised by the court within one month of the Bermuda Court’s appraisal.

In any case where the value of the dissenting shares held by a dissenting shareholder is appraised by the Bermuda Court before the merger has been made effective under Bermuda law, then the surviving company will be required to pay the dissenting shareholder within one month of the Bermuda Court’s appraisal an amount equal to the value of the dissenting shares appraised by the Bermuda Court, unless the merger is terminated under the terms of the merger agreement, in which case no payment shall be made. However, it is anticipated that, subject to having obtained the requisite approval, the merger would have proceeded prior to the appraisal by the Bermuda Court.

A shareholder that has exercised appraisal rights has no right of appeal from an appraisal made by the Bermuda Court. The responsibility for apportioning the costs of any application to the Bermuda Court under Section 106 of the Companies Act will be in the discretion of the Bermuda Court.

The relevant portion of Section 106 of the Companies Act in relation to appraisal rights is as follows:

“(6) Any shareholder who did not vote in favor of the amalgamation or merger and who is not satisfied that he has been offered fair value for his shares may within one month of the giving of the notice referred to in subsection (2) apply to the Court to appraise the fair value of his shares.

(6A) Subject to subsection (6B), within one month of the Court appraising the fair value of any shares under subsection (6) the company shall be entitled either (a) to pay to the dissenting shareholder an amount equal to the value of his shares as appraised by the Court; or (b) to terminate the amalgamation or merger in accordance with subsection (7).

(6B) Where the Court has appraised any shares under subsection (6) and the amalgamation or merger has proceeded prior to the appraisal then, within one month of the Court appraising the value of the shares, if the amount paid to the dissenting shareholder for his shares is less than that appraised by the Court, the amalgamated or surviving company shall pay to such shareholder the difference between the amount paid to him and the value appraised by the Court.

(6C) No appeal shall lie from an appraisal by the Court under this section.

(6D) The costs of any application to the Court under this section shall be in the discretion of the Court.

(7) An amalgamation agreement or merger agreement may provide that at any time before the issue of a certificate of amalgamation or merger the agreement may be terminated by the directors of an amalgamating or merging company, notwithstanding approval of the agreement by the shareholders of all or any of the amalgamating or merging companies.”

SHAREHOLDERS WHO HOLD THEIR SHARES IN BANK OR BROKERAGE ACCOUNTS OR OTHER NOMINEE FORMS, AND WHO WISH TO EXERCISE APPRAISAL RIGHTS, SHOULD CONSULT WITH THEIR BANKS, BROKERAGE FIRMS AND OTHER NOMINEES, AS APPLICABLE, TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE BANK, BROKERAGE FIRM OR OTHER NOMINEE HOLDER TO MAKE A DEMAND FOR APPRAISAL OF THOSE ASPEN ORDINARY SHARES OR ASPEN PREFERENCE SHARES, AS APPLICABLE. A PERSON HAVING A BENEFICIAL INTEREST IN SHARES HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BANK, BROKERAGE FIRM AND OTHER NOMINEE MUST ACT PROMPTLY TO CAUSE THE RECORD HOLDER TO FOLLOW PROPERLY AND IN A TIMELY MANNER THE STEPS NECESSARY TO PERFECT APPRAISAL RIGHTS.

A shareholder who elects to exercise appraisal rights under Section 106(6) of the Companies Act should mail or deliver a written demand to:

Aspen Insurance Holdings Limited

Attention: General Counsel

141 Front Street

Hamilton HM19, Bermuda

DELISTING OF ASPEN ORDINARY SHARES

If the merger is completed, Aspen’s ordinary shares will be delisted from the NYSE and the BSX and deregistered under the Exchange Act. However, we will continue to make securities filings with respect to our publicly-held preference shares to the extent such filings are required under SEC regulations following the completion of the merger. Parent may decide, following the merger, to delist the preference shares from the NYSE, to deregister such preference shares under the Exchange Act or take other action with respect to the preference shares and preference shares.

THE SPECIAL GENERAL MEETING

Date, Time and Place

This proxy statement is being furnished to our shareholders as part of the solicitation of proxies by the Board of Directors for use at the special general meeting, which will take place at Aspen’s office located at 141 Front Street, Hamilton HM19, Bermuda, on December 10, 2018, at 9:00 a.m., local time, or at any adjournments or postponements thereof.

The purpose of the special general meeting is for our shareholders to consider and vote upon the approval of the merger agreement, the merger and the other transactions contemplated thereby. A copy of the merger agreement is attached to this proxy statement as Annex A-1. This proxy statement and the enclosed form of proxy are first being mailed to our shareholders on or about November 7, 2018.

Purposes of the Special General Meeting

At the special general meeting, Aspen’s shareholders will be asked to consider and vote on each of the following proposals:

1.

Proposal 1 (the “bye-law amendment proposal”): to approve an amendment to Aspen’s bye-laws to reduce the shareholder vote required to approve a merger with any third party from the affirmative vote of at least 66% of the voting power of the shares entitled to vote at a meeting of the shareholders to a simple majority of the votes cast at a general meeting of the shareholders;

2.	Proposal 2 (the “merger proposal”): to approve the merger agreement, the statutory merger agreement and the merger;

3.

Proposal 3 (the “compensation advisory proposal”): on an advisory (non-binding) basis, to approve the compensation that may be paid or become payable to Aspen’s named executive officers in connection with the merger, as described in this proxy statement; and

4.

Proposal 4 (the “adjournment proposal”): to approve an adjournment of the special general meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes to approve the bye-law amendment proposal or the merger proposal at the special general meeting.

Ordinary shares outstanding as of the record date will be entitled to vote on each of the above proposals. Preference shares outstanding as of the record date will have the right to vote only on Proposal 2 and Proposal 4.

Consummation of the merger is conditioned on, among other things, the approval of Proposal 2 above, but is not conditioned on the approval of Proposals 1, 3 or 4.

The Board has unanimously, by all directors present at a duly called meeting, adopted resolutions whereby it has (1) determined that the bye-law amendment is advisable and in the best interests of Aspen, and authorized and approved the bye-law amendment, (2) determined that the merger consideration constitutes no less than fair value for each ordinary share in accordance with the Companies Act, that the preference shares of the surviving company constitutes fair value for each of the preference shares of Aspen in accordance with the Companies Act and that the merger, on the terms and subject to the conditions set forth in the merger agreement and the statutory merger agreement, is fair to, and in the best interests of, Aspen, (3) approved the merger, the merger agreement and the statutory merger agreement, and (4) resolved to recommend approval of the bye-law amendment, the merger, the merger agreement, and the statutory merger agreement to Aspen’s shareholders for their consideration at the special general meeting. Accordingly, the Board recommends that Aspen shareholders vote “FOR” the bye-law amendment proposal, “FOR” the merger proposal, “FOR” the compensation advisory proposal and “FOR” the other proposals described in this proxy statement in respect of which they are entitled to vote.

Record Date

Only shareholders of record, as shown on Aspen’s registers of members, at the close of business on November 2, 2018, the record date for the special general meeting, will be entitled to notice of, and to vote at, the special general meeting or any adjournment or postponement thereof. As of November 2, 2018, the record date for the special general meeting, there were 59,698,802 ordinary shares, 11,000,000 5.95% preference shares and 10,000,000 5.625% preference shares issued and outstanding.

Quorum

Each ordinary share and preference share carries the right to vote on the merger proposal and the adjournment proposal. The quorum required at the special general meeting to consider the merger proposal and the adjournment proposal is the presence in person or by proxy of at least one shareholder representing in excess of 50% of the combined total voting power of all ordinary and preference shares as of the record date. The quorum required at the special general meeting to consider the bye-law amendment proposal and the compensation advisory proposal is the presence in person or by proxy of at least one shareholder representing in excess of 50% of the total voting power of all ordinary shares as of the record date.

Required Vote

The approval of the bye-law amendment proposal requires the affirmative vote of holders of at least 66% of the voting power of ordinary shares in accordance with Aspen’s bye-laws. Holders of preference shares do not have the right to vote on the bye-law amendment proposal.

If the bye-law amendment proposal is approved, the bye-law amendment will be effective immediately and prior to the vote on the merger proposal, so that the approval of the merger proposal will require the affirmative vote of a majority of the votes cast by holders of ordinary shares and preference shares, voting as one class, at the special general meeting or any adjournment thereof in accordance with Aspen’s bye-laws. If the bye-law amendment proposal is not approved, the approval of the merger proposal will require the affirmative vote of at least 66% of the voting power of ordinary shares and preference shares entitled to vote, voting as one class, at the special general meeting or any adjournment thereof in accordance with Aspen’s bye-laws.

The approval of the compensation advisory proposal requires the affirmative vote of a majority of the votes cast by holders of ordinary shares at the special general meeting in accordance with Aspen’s bye-laws. Holders of preference shares do not have the right to vote on the compensation advisory proposal.

The approval of the adjournment proposal requires the affirmative vote of a majority of the votes cast by holders of ordinary shares and preference shares, voting as one class, at the special general meeting in accordance with Aspen’s bye-laws.

Voting Securities

Except as provided below holders of ordinary shares have one vote for each ordinary share held by them and are entitled to vote on all the proposals voted on at the special general meeting or any adjournment thereof. Holders of preference shares have one vote for each preference share held by them and are entitled to vote only on the merger proposal and the adjournment proposal.

There are provisions in the Aspen bye-laws that may reduce or increase the voting rights of the holders of Aspen’s shares, including its ordinary shares. These provisions generally provide that if any Aspen shareholder in the U.S. is deemed to control Aspen shares which confer votes in excess of 9.5% of the votes of the aggregate voting power of shares of Aspen entitled to vote, the votes conferred by the controlled shares are reduced by whatever amount is necessary so that after such reduction the votes conferred by the controlled shares of such shareholder will represent 9.5% of the aggregate voting power of shares of Aspen entitled to vote. Notwithstanding the foregoing, after having applied such provisions as best as they consider reasonably practicable, the Board may make such final adjustments to the aggregate number of votes conferred, directly or indirectly or by attribution, by the controlled shares on any United States person (as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended) that they consider fair and reasonable in all the circumstances to ensure that such votes represent 9.5% of the aggregate voting power of the votes conferred by all shares of Aspen entitled to vote generally at any election of directors. “Controlled shares” means, in reference to any person (i) all securities of Aspen directly, indirectly or constructively owned by such person within the meaning of Section 958 of the Internal Revenue Code of 1986, as amended and (ii) all securities of Aspen directly, indirectly or constructively owned by any person or “group” of persons within the meaning of Section 13(d)(3) of the Exchange Act. The amount of any reduction of votes that occurs by operation of the above limitations will generally be reallocated proportionately among all of Aspen’s other shareholders who were not members of these groups so long as such reallocation does not cause any person to control Aspen shares which confer votes in excess of 9.5% of the votes of the aggregate voting power of shares of Aspen entitled to vote.

Under these provisions, certain Aspen shareholders may have their voting rights limited to less than one vote per share, while other Aspen shareholders may have voting rights in excess of one vote per share. Moreover, these provisions could have the effect of reducing the votes of certain Aspen shareholders who would not otherwise be deemed to control Aspen shares which confer votes in excess of 9.5% by virtue of their direct share ownership.

As a result of any reallocation of votes, the voting rights of an Aspen shareholder might increase above 5% of the aggregate voting power of the outstanding Aspen shares, thereby possibly resulting in an Aspen shareholder becoming a reporting person subject to Schedule 13D or 13G filing requirements under the Exchange Act. In addition, any increase of an Aspen shareholder’s voting rights could result in an Aspen shareholder becoming subject to filing requirements under Section 16 of the Exchange Act.

Abstentions and “Broker Non-Votes”

Abstentions and “broker non-votes” will be counted toward the presence of a quorum at the special general meeting, but will not be considered votes cast on any proposal brought before the special general meeting. Because the vote required to approve the proposals to be voted upon at the special general meeting (other than the bye-law amendment proposal and, if the bye-law amendment proposal is not approved, the merger proposal) is the affirmative vote of the specified required percentage of the votes cast assuming a quorum is present, an abstention or a “broker non-vote” with respect to any proposal to be voted on at the special general meeting (other than the bye-law amendment proposal and, if the bye-law amendment proposal is not approved, the merger proposal) will not have the effect of a vote for or against the relevant proposal, but will reduce the number of votes cast and therefore increase the relative influence of those shareholders voting. With respect to the bye-law amendment proposal, approval of which requires the affirmative vote of holders of at least 66% of the voting power of ordinary shares of Aspen, abstentions and “broker non-votes” will have the effect of a vote “against” the bye-law amendment proposal. With respect to the merger proposal, which, if the bye-law amendment proposal is not approved, requires the affirmative vote of holders of at least 66% of the voting power of ordinary shares and preference shares of Aspen, abstentions and “broker non-votes” will have the effect of a vote “against” the merger proposal.

Revocation of Proxies

You may revoke a submitted proxy prior to its exercise by either giving notice of such revocation to the General Counsel of Aspen in writing at Aspen Insurance Holdings Limited, 141 Front Street, Hamilton HM19, Bermuda, or attending and voting in person at the special general meeting or by executing a subsequent proxy, provided that such action is taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the votes are taken.

If your ordinary shares or preference shares are held in “street name” by your bank, broker or other nominee, please follow the instructions provided by your bank, broker or other nominee as to how to revoke your previously provided voting instructions.

Questions and Additional Information

If you have more questions about the merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please call Innisfree, Aspen’s proxy solicitor, toll-free at (888) 750-5834 from the United States and Canada and (412) 232-3651 from other locations. Banks and brokers may call collect at (212) 750-5833.

PROPOSAL 1-APPROVAL OF THE BYE-LAW AMENDMENT PROPOSAL

In this proposal, Aspen is asking its ordinary shareholders to approve an amendment to the Aspen bye-laws to reduce the shareholder vote required to approve a merger with any third party from the affirmative vote of at least 66% of the voting power of the ordinary shares entitled to vote at a meeting of the shareholders to a simple majority of the votes cast at a meeting of the shareholders. If the necessary vote of shareholders is obtained in connection with this proposal, the Aspen bye-laws will be immediately amended by the replacement of bye-law 50 with the following:

“50. Notwithstanding the provisions of Bye-Laws 48-49 (in addition to any approval requirements set out in the Companies Act), (i) the following action shall be approved by the affirmative vote of at least a majority of the voting power of votes cast at a meeting of Shareholders (taking into account the provisions of Bye-Laws 63-67), in substitution for any higher voting requirement that would otherwise apply under the Companies Act: a merger or amalgamation with, or a sale, lease or transfer of all or substantially all of the assets of the Company to, a third party; and (ii) the following action shall be approved by the affirmative vote of at least sixty-six percent (66%) of the voting power of shares entitled to vote at a meeting of Shareholders (taking into account the provisions of Bye-Laws 63-67): discontinuance of the Company out of Bermuda to another jurisdiction. Any amendment to clause (i) of this Bye-law 50 shall be approved by the affirmative vote of at least a majority of the voting power of votes cast a meeting of Shareholders (taking into account the provisions of Bye-Laws 63-67). Any amendment to clause (ii) of this Bye-law 50 shall be approved by the affirmative vote of at least sixty-six percent (66%) of the voting power of shares entitled to vote at a meeting of Shareholders (taking into account the provisions of Bye-Laws 63-67).”

The Board has unanimously, by all directors present at a duly called meeting, adopted resolutions whereby it has (1) determined that the bye-law amendment is advisable and in the best interests of Aspen, and authorized and approved the bye-law amendment and (2) resolved to recommend approval of the bye-law amendment proposal to Aspen’s shareholders for their consideration at the special general meeting.

Only ordinary shares issued and outstanding as of the record date may vote on the bye-law amendment proposal. Preference shares do not have a right to vote on the bye-law amendment proposal.

The approval of the bye-law amendment proposal requires the affirmative vote of holders of at least 66% of the voting power of ordinary shares in accordance with Aspen’s bye-laws.

Approval of this proposal is not a condition to consummation of the merger but will have the effect of lowering the approval threshold for the merger proposal.

The Board unanimously, by all directors present at a duly called meeting, recommends a vote “FOR” Proposal 1.

PROPOSAL 2-APPROVAL OF THE MERGER PROPOSAL

In this proposal, Aspen is asking its shareholders to approve the merger agreement, the statutory merger agreement and the merger.

The Board has unanimously, by all directors present at a duly called meeting, adopted resolutions whereby it has (1) determined that the merger consideration constitutes no less than fair value for each ordinary share in accordance with the Companies Act, that the preference shares of the surviving company constitutes fair value for each of the preference shares of Aspen in accordance with the Companies Act and that the merger, on the terms and subject to the conditions set forth in the merger agreement, is fair to, and in the best interests of, Aspen, (2) approved the merger, the merger agreement and the statutory merger agreement and (3) resolved to recommend approval of the merger proposal to Aspen’s shareholders for their consideration at the special general meeting.

Each ordinary share and preference share issued and outstanding as of the record date will carry the right to vote on this proposal. Holders of ordinary shares and preference shares will vote on the merger proposal as a single class.

If the bye-law amendment proposal is approved, the bye-law amendment will be effective immediately and prior to the vote on the merger proposal, so that the approval of the merger proposal will require the affirmative vote of a majority of the votes cast by holders of ordinary shares and preference shares, voting as one class, at the special general meeting or any adjournment thereof in accordance with Aspen’s bye-laws. If the bye-law amendment proposal is not approved, the approval of the merger proposal will require the affirmative vote of at least 66% of the voting power of ordinary shares and preference shares, voting as one class, at the special general meeting or any adjournment thereof in accordance with Aspen’s bye-laws.

Approval of this proposal is a condition to consummation of the merger.

The Board unanimously, by all directors present at a duly called meeting, recommends a vote “FOR” Proposal 2.

PROPOSAL 3-APPROVAL OF THE COMPENSATION ADVISORY PROPOSAL

Aspen is providing the holders of ordinary shares with the opportunity to cast an advisory (non-binding) vote to approve the “golden parachute” compensation payments that will or may be made by Aspen to its named executive officers in connection with the merger, as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Rule 14a-21(c) under the Exchange Act. This proposal, commonly known as “say-on-golden parachute,” gives the holders of ordinary shares the opportunity to vote on an advisory (non-binding) basis on the “golden parachute” compensation payments that will or may be paid by Aspen to its named executive officers in connection with the merger.

The “golden parachute” compensation that Aspen’s named executive officers may be entitled to receive from Aspen in connection with the merger is summarized in the table titled “Golden Parachute Compensation,” which can be found in the section of this proxy statement titled “The Merger—Interests of Aspen’s Directors and Executive Officers in the Merger—Quantification of Payments and Benefits to Aspen’s Named Executive Officers.” Such summary, in table form, includes all compensation and benefits that may or will be paid by Aspen to its named executive officers in connection with the merger.

The Board encourages you to review carefully the “golden parachute” compensation information disclosed in this proxy statement.

The Board unanimously, by all directors present at a duly called meeting, recommends that the holders of ordinary shares approve the following resolution:

“RESOLVED, that the holders of ordinary shares approve, on an advisory (non-binding) basis, the compensation that will or may become payable by Aspen to its named executive officers in connection with the merger, as disclosed pursuant to Item 402(t) of Regulation S-K in the Golden Parachute Compensation table and the related narrative disclosures.”

Only ordinary shares issued and outstanding as of the record date may vote on the compensation advisory proposal. Preference shares do not have a right to vote on this proposal.

The approval of the compensation advisory proposal requires the affirmative vote of a majority of the votes cast by holders of ordinary shares at the special general meeting in accordance with Aspen’s bye-laws.

The vote on the compensation advisory proposal is a vote separate and apart from the vote on the merger proposal. Since the vote on the compensation advisory proposal is advisory only, it will not be binding on either Parent or Aspen. Accordingly, if the merger proposal is approved and the merger is consummated, the compensation payments that are contractually required to be paid by Aspen to its named executive officers will or may be paid, subject only to the conditions applicable thereto, regardless of the outcome of the advisory (non-binding) vote of the holders of ordinary shares.

Approval of this proposal is not a condition to consummation of the merger.

The Board unanimously, by all directors present at a duly called meeting, recommends a vote “FOR” Proposal 3.

PROPOSAL 4-APPROVAL OF THE ADJOURNMENT PROPOSAL

The special general meeting may be adjourned to another time or place, if necessary or appropriate, to permit, among other things, further solicitation of proxies if necessary to obtain additional votes in favor of the bye-law amendment proposal or the merger proposal.

If, at the special general meeting, the number of ordinary shares and preference shares present or represented by proxy and voting in favor of the merger proposal is insufficient to approve such proposals, Aspen intends to move to adjourn the special general meeting in order to solicit additional proxies for the approval of the bye-law amendment proposal or the merger proposal. Aspen does not intend to call a vote on this proposal if the merger proposal has been approved at the special general meeting.

In this proposal, Aspen is asking its shareholders to authorize the holder of any proxy solicited by the Board to vote in favor of granting discretionary authority to proxy holders, and each of them individually, to adjourn the special general meeting to another time and place for the purpose of soliciting additional proxies. If Aspen shareholders approve this adjournment proposal, Aspen could adjourn the special general meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from Aspen shareholders who have previously voted.

Each ordinary share and preference share issued and outstanding as of the record date will carry the right to vote on the adjournment proposal. Holders of ordinary shares and preference shares will vote on the adjournment proposal as a single class.

The approval of the adjournment proposal requires the affirmative vote of a majority of the votes cast by holders of ordinary shares and preference shares at the special general meeting in accordance with Aspen’s bye-laws.

Approval of this proposal is not a condition to consummation of the merger.

The Board unanimously, by all directors present at a duly called meeting, recommends a vote “FOR” Proposal 4.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

The following is a general summary of certain material U.S. federal income tax consequences of the merger applicable to U.S. holders (as defined below) of ordinary shares and to U.S. holders of preference shares. This discussion does not address any aspect of U.S. taxation other than U.S. federal income taxation, is not a complete analysis or description of all potential U.S. federal income tax consequences of the merger (e.g., it does not address the U.S. federal income tax consequences to U.S. holders of ordinary shares of any election under Section 338(g) of the Internal Revenue Code of 1986, as amended, that may be made by Parent or any of its affiliates with respect to the Company or any of its subsidiaries in connection with the consummation of the merger), and does not address all tax consequences that may be relevant to U.S. holders of ordinary shares and to U.S. holders of preference shares in light of their particular circumstances. This discussion does not address tax considerations under state, local and non-U.S. laws or other U.S. federal taxes (such as gift or estate taxes or liability for the alternative minimum tax). This discussion also does not address the tax consequences to holders of preference shares of holding preference shares of the surviving company.

The following discussion is based upon the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, judicial authorities, published positions of the U.S. Internal Revenue Service (the “IRS”) and other applicable authorities, all as currently in effect on the date of this proxy statement and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to holders that hold their ordinary or preference shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This discussion does not address all of the tax consequences that may be relevant to a particular shareholder, such as the application of the Medicare contribution tax, or to shareholders that are subject to special treatment under U.S. federal income tax laws, such as:

•	banks or other financial institutions;

•	mutual funds;

•	tax-exempt organizations;

•	insurance companies;

•	regulated investment companies and real estate investment trusts;

•	entities or arrangements treated for U.S. federal income tax purposes as S corporations, partnerships or other pass-through entities (and investors in such entities or arrangements);

•	dealers or brokers in stocks and securities or currencies;

•	traders in securities who elect the mark-to-market method of accounting for their securities;

•	shareholders that hold their Aspen shares as part of a “hedge,” “straddle,” “constructive sale,” “conversion transaction,” or other risk reduction strategy or integrated transaction;

•

shareholders who acquired their Aspen shares pursuant to the exercise of employee share options, restricted share units, through tax qualified retirement plans, or otherwise in connection with the performance of services;

•	shareholders who have a functional currency other than the United States dollar;

•	shareholders who own, or have owned, directly, indirectly or constructively, 10% or more of the total combined voting power or value of all classes of issued and outstanding shares of Aspen;

•	shareholders who own, directly, indirectly or constructively 5% or more of ordinary shares;

•	Parent and any of its affiliates;

•	retirement plans or other tax-deferred accounts;

•	personal holding companies;

•	cooperatives;

•	“controlled foreign corporations,” “passive foreign investment companies,” or corporations that accumulate earnings to avoid U.S. federal income tax;

•	shareholders who are not U.S. holders;

•	U.S. expatriates; and

•	shareholders who exercise their appraisal rights.

THIS DISCUSSION IS INTENDED ONLY AS A GENERAL SUMMARY OF CERTAIN ANTICIPATED MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES TO U.S. HOLDERS OF ORDINARY OR PREFERENCE SHARES. ASPEN URGES BENEFICIAL OWNERS OF ORDINARY SHARES OR PREFERENCE SHARES TO CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES, INCLUDING U.S. FEDERAL ESTATE, GIFT AND OTHER NON-INCOME TAX CONSEQUENCES, AND TAX CONSEQUENCES UNDER STATE, LOCAL OR NON-U.S. TAX LAWS, INCLUDING POSSIBLE CHANGES IN SUCH LAWS.

If a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) is an Aspen shareholder, the U.S. federal income tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A partner in a partnership holding Aspen shares should consult its tax advisors with respect to the tax consequences of the transaction.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of ordinary or preference shares that is (i) an individual who is a citizen or resident of the United States as determined for U.S. federal income tax purposes, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source, or (iv) a trust that (A) is subject to the primary supervision of a court within the United States and the authority of one or more U.S. persons to control all substantial decisions of the trust or (B) has a valid election in effect under applicable U.S. Treasury Department regulations to be treated as a U.S. person.

Holders of ordinary and preference shares are urged to consult their tax advisors as to the particular U.S. federal income tax consequences of the transaction to them, as well as any tax consequences arising under any state, local and non-U.S. tax laws or any other U.S. federal tax laws. Holders of preference shares are urged to consult their tax advisors as to the consequences of continuing to hold their preference shares as preference shares of Aspen as the surviving company in the merger, as well as any tax consequences arising under any state, local and non-U.S. tax laws or any other U.S. federal tax law. This discussion is based upon the provisions of the Internal Revenue Code of 1986, as amended, applicable regulations, published positions of the IRS, judicial decisions and other applicable authorities, as in effect on the date of this proxy. There can be no assurance that future legislative, administrative or judicial changes or interpretations, which changes or interpretations could apply retroactively, will not affect the accuracy of this discussion. No rulings have been or will be sought from the IRS concerning the tax consequences of the merger. This discussion will not be binding on the IRS or any court. As such, there can be no assurance that the IRS will not take a contrary position regarding the tax consequences of the merger described herein, or that any such contrary position would not be sustained.

Tax Consequences to U.S. Holders of Ordinary Shares

Tax Consequences of the Merger

The exchange of ordinary shares for the merger consideration pursuant to the merger agreement will be a taxable transaction for U.S. federal income tax purposes. Subject to the discussion titled “Passive Foreign

Investment Company,” a U.S. holder generally will recognize capital gain or loss for U.S. federal income tax purposes upon the receipt of the merger consideration in exchange for ordinary shares in an amount equal to the difference, if any, between the cash received and the U.S. holder’s adjusted tax basis in the ordinary shares exchanged. Such gain or loss will be long-term capital gain or loss provided that a U.S. holder’s holding period for such shares exceeds one (1) year on the date of the exchange. Long-term capital gains recognized by certain non-corporate holders, including individuals, are generally eligible for reduced rates of taxation. The deductibility of capital losses is subject to certain limitations. Any such gain or loss recognized by U.S. holders generally will be treated as U.S.-source gain or loss.

If a U.S. holder acquired different blocks of ordinary shares at different times and different prices, such U.S. holder must determine its, his or her gain or loss, adjusted tax basis and holding period separately with respect to each block of ordinary shares.

Passive Foreign Investment Company (“PFIC”)

In general, a foreign corporation will be treated as a PFIC during a given taxable year, if, after the application of certain “look-through” rules (described in the immediately succeeding sentence), (i) 75% or more of its gross income constitutes “passive income” (described below) or (ii) 50% or more of its assets produce (or are held for the production of) passive income. For purposes of the PFIC determination, a non-U.S. corporation is generally treated as owning a proportionate share of the assets and income of any other corporation in which it owns, directly or indirectly, more than 25% (by value) of the corporation’s shares. Passive income generally includes interest, dividends, annuities and other investment income. The PFIC statutory provisions, however, contain an express exception for income derived in the active conduct of an insurance business by certain insurance companies. Aspen does not believe that it is, or ever has been, a PFIC. However, the determination of PFIC status is factual in nature, depends on the application of complex U.S. federal income tax rules that are subject to differing interpretations, and generally cannot be determined until the close of the taxable year in question. Accordingly, there can be no assurance that Aspen is or was not a PFIC for its current or any prior taxable year.

If Aspen were a PFIC for the taxable year of the merger or any prior taxable year in which the U.S. holder held ordinary shares, unless the U.S. holder had made a valid mark-to-market election with respect to their ordinary shares or an election to treat Aspen as a “qualified electing fund” with respect to the U.S. holder (a “QEF election”), any gain recognized by a U.S. holder on the exchange of ordinary shares for the merger consideration pursuant to the merger generally would be allocated ratably over such U.S. holder’s holding period for the ordinary shares. The amount allocated to the taxable year of the merger and to any taxable year before Aspen became a PFIC would be treated as ordinary income. The amount allocated to each other taxable year would be subject to tax at the highest rate in effect for that year and the interest charge generally applicable to underpayments of tax would be imposed on the resulting tax attributable to such year. If the U.S. holder had made a valid mark-to-market election with respect to their ordinary shares, any gain recognized by the U.S. holder would be treated as ordinary income and any loss would be treated as ordinary loss, but only to the extent of the net amount previously included in income as a result of the mark-to-market election. The application of the QEF election rules are complex and depends on when a U.S. holder made any such QEF election and whether the U.S. holder made any other elections, if applicable, in connection with such QEF election.

If Aspen is a PFIC for the taxable year of the merger or has been a PFIC during any prior year in which a U.S. holder held ordinary shares, a U.S. holder generally would be required to file IRS Form 8621 with respect to the ordinary shares.

THE PFIC RULES ARE COMPLEX, PARTICULARLY IN THEIR APPLICATION TO INSURANCE COMPANIES, AND EACH U.S. HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE CLASSIFICATION OF ASPEN AS A PFIC, AND THE EFFECT OF THE PFIC RULES ON SUCH U.S. HOLDER.

Tax Consequences of the Merger to U.S. Holders of Preference Shares

The continuation of preference shares as preference shares of Aspen as the surviving company in the merger will not be a taxable event for U.S. federal income tax purposes. U.S. holders of preference shares will not recognize any income, gain or loss upon the continuation of their preference shares as preference shares of Aspen as the surviving company in the merger, and will retain an adjusted tax basis and holding period in their surviving company preference shares equal to the adjusted tax basis and holding period such U.S. holder had in their preference shares prior to the merger.

Backup Withholding and Information Reporting

A U.S. holder may be subject to information reporting and backup withholding of tax at the rate specified in the Internal Revenue Code of 1986, as amended (currently 24%), with respect to the amount of cash received in the merger. A U.S. holder may be subject to backup withholding unless the U.S. holder is an exempt recipient and, when required, demonstrates this fact or provides a taxpayer identification number, makes certain certifications on IRS Form W-9 and otherwise complies with the applicable requirements. A U.S. holder that does not provide its correct taxpayer identification number may be subject to backup withholding and penalties imposed by the IRS.

Backup withholding is not an additional tax. Any amount withheld under the backup withholding rules will be allowed as a refund or credit against the holder’s U.S. federal income tax liability, provided the required information is timely and properly furnished to the IRS. U.S. holders are urged to consult their tax advisors as to qualifications for exemption from backup withholding and the procedure for obtaining the exemption.

THE FOREGOING SUMMARY DOES NOT DISCUSS ALL ASPECTS OF U.S. FEDERAL INCOME TAXATION THAT MAY BE RELEVANT TO PARTICULAR U.S. HOLDERS OF ORDINARY OR PREFERENCE SHARES. U.S. HOLDERS OF ORDINARY OR PREFERENCE SHARES ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE RECEIPT OF CASH FOR THEIR ORDINARY SHARES PURSUANT TO THE MERGER UNDER ANY U.S. FEDERAL, STATE OR LOCAL, NON-U.S. OR OTHER TAX LAWS. U.S. HOLDERS OF ORDINARY SHARES SHOULD ALSO CONSULT WITH THEIR TAX ADVISORS REGARDING THE TAX CONSEQUENCES TO THEM AND THE EFFECT OF ANY ELECTION UNDER SECTION 338(G) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THAT MAY BE MADE BY PARENT OR ANY OF ITS AFFILIATES WITH RESPECT TO THE COMPANY OR ANY OF ITS SUBSIDIARIES IN CONNECTION WITH THE CONSUMMATION OF THE MERGER, AS WELL AS ANY ALTERNATIVES FOR MITIGATING ANY ADVERSE TAX CONSEQUENCES TO SUCH U.S. HOLDERS POTENTIALLY RESULTING THEREFROM (INCLUDING THE DESIRABILITY OF SELLING THEIR ORDINARY SHARES PRIOR TO THE CONSUMMATION OF THE MERGER).

HOUSEHOLDING OF THE PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those shareholders. As permitted by the Exchange Act, only one copy of this proxy statement is being delivered to shareholders residing at the same address, unless shareholders have notified Aspen of their desire to receive multiple copies of this proxy statement. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders, reduces Aspen’s postage and printing costs and reduces the environmental impact of the special general meeting.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of this proxy statement and wish to receive only one, please contact Aspen at the address identified below:

Aspen Insurance Holdings Limited

Attention: Group General Counsel & Company Secretary

141 Front Street

Hamilton HM19, Bermuda

WHERE YOU CAN FIND ADDITIONAL INFORMATION

Aspen files annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. You may read and copy any reports, statements or other information that Aspen files with the SEC at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at +1 (800) SEC-0330 for further information on the operation of the public reference room. These SEC filings are also available to the public from the Internet website maintained by the SEC at www.sec.gov.

If you are an Aspen shareholder, some of the documents previously filed with the SEC may have been sent to you, but you can also obtain any of them through Aspen, the SEC or the SEC’s Internet website as described above. Documents filed with the SEC are available from Aspen without charge, excluding all exhibits, except that, if Aspen has specifically incorporated by reference an exhibit in this proxy statement, the exhibit will also be provided without charge.

You may obtain documents filed by Aspen with the SEC by requesting them in writing or by telephone from the following addresses:

Aspen Insurance Holdings Limited

Attention: Investor Relations c/o Aspen Insurance

590 Madison Avenue, 7th floor

New York, NY 10022

United States of America

Telephone: (646) 289-4945

If you would like to request documents, in order to ensure timely delivery, you must do so at least five (5) business days before the date of the applicable special general meeting. This means you must request this information no later than December 3, 2018 if you are an Aspen shareholder. Aspen will mail promptly requested documents to requesting shareholders by first-class mail, or another equally prompt means.

You can also get more information by visiting Aspen’s website at www.aspen.co

The SEC allows Aspen to “incorporate by reference” information in this proxy statement, which means that Aspen can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this proxy statement, except for any information that is superseded by information included directly in this proxy statement.

The documents listed below that Aspen has previously filed with the SEC are incorporated by reference into this proxy statement. They contain important business and financial information about Aspen:

Annual Report on Form 10-K	For the fiscal year ended December 31, 2017, filed with the SEC on: February 22, 2018.

Quarterly Reports on Form 10-Q	For the quarterly period ended March 31, 2018, filed with the SEC on May 9, 2018, and the quarterly period ended June 30, 2018, filed with the SEC on August 8, 2018, and the quarterly period ended September 30, 2018, filed with the SEC on October 31, 2018.

Current Reports on Form 8-K	Filed with the SEC on: March 19, 2018, March 29, 2018, April 26, 2018, May 2, 2018, May 11, 2018, June 8, 2018, July 3, 2018, July 5, 2018, August 1, 2018, August 8, 2018, August 14, 2018, August 28, 2018, August 31, 2018, September 7, 2018, October 1, 2018 and on October 24, 2018.

Aspen also hereby incorporates by reference any additional documents that Aspen may file with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act from the date of this proxy statement to the date of the special general meeting. Nothing in this proxy statement shall be deemed to incorporate information furnished but not filed with the SEC.

Aspen has supplied all of the information contained or incorporated by reference into this proxy statement relating to Aspen and Parent has supplied all of the information contained or incorporated by reference into this proxy statement relating to Parent and Merger Sub.

In the event of conflicting information in this proxy statement in comparison to any document incorporated by reference into this proxy statement, or among documents incorporated by reference, the information in the latest filed document controls.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE INTO THIS PROXY STATEMENT IN DECIDING HOW TO VOTE YOUR ORDINARY SHARES OR PREFERENCE SHARES. ASPEN HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT DIFFERS FROM THAT CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED NOVEMBER 6, 2018. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND THE MAILING OF THIS PROXY STATEMENT TO ASPEN SHAREHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

This proxy statement contains a description of the representations, warranties and covenants of Aspen, Parent and Merger Sub contained in the Merger Agreement, which have been made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants (a) have been made only for purposes of the merger agreement, (b) have been qualified by (i) matters specifically disclosed in Aspen’s filings with the SEC since January, 1 2018 and (ii) confidential disclosures made in the disclosure letters delivered in connection with the merger agreement, (c) are subject to materiality qualifications contained in the merger agreement which may differ from what may be viewed as material by investors, (d) were made only as of the date of the merger agreement or such other date as is specified in the merger agreement and (e) have been included in the merger agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, these materials are included in this proxy statement only to provide investors with information regarding the terms of the merger agreement, and not to provide investors with any other factual information regarding Aspen, Parent, Merger Sub or their respective businesses. Investors should not rely upon the representations and warranties in the merger agreement as characterizations of actual facts or circumstances as of the date of the merger agreement or as of any other date. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the merger agreement, which subsequent information may or may not be fully reflected in Aspen’s public disclosures.

Annex A-1

AGREEMENT AND PLAN OF MERGER

by and among

HIGHLANDS HOLDINGS, LTD.

HIGHLANDS MERGER SUB, LTD.

and

ASPEN INSURANCE HOLDINGS LIMITED

Dated as of August 27, 2018

A-i

A-ii

EXHIBITS
Exhibit A	Statutory Merger Agreement
Exhibit B	Company Bye-Law Amendment
SCHEDULES
Schedule I	Required Regulatory Approvals
Schedule II	Company Insurance Subsidiaries Ratings

A-iii

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”) dated as of August 27, 2018, among Aspen Insurance Holdings Limited, a Bermuda exempted company (the “Company”), Highlands Holdings, Ltd., a Bermuda exempted company (“Parent”), and Highlands Merger Sub, Ltd., a Bermuda exempted company and a wholly owned Subsidiary of Parent (“Merger Sub”).

WITNESSETH:

WHEREAS the Board of Directors of each of the Company (the “Company Board”), Parent (the “Parent Board”) and Merger Sub (the “Merger Sub Board”) have, by a unanimous vote of all directors present, (i) approved the business combination transaction provided for herein in which Merger Sub will, subject to the terms and conditions set forth herein and in the Statutory Merger Agreement, merge with and into the Company, with the Company surviving such merger (the “Merger”), so that, immediately following the Merger, the Company will be a wholly owned Subsidiary of Parent, (ii) determined that the terms of this Agreement and the Statutory Merger Agreement are in the best interests of and fair to the Company, Parent, or Merger Sub, as applicable and (iii) declared the advisability of this Agreement, the Statutory Merger Agreement, and the Merger;

WHEREAS the Company Board has, by a unanimous vote of all directors present, (i) determined that the Merger Consideration constitutes fair value for each Company Share in accordance with the Bermuda Companies Act, (ii) determined that the preferred shares of the Surviving Company as described in Section 3.01(d) constitute fair value for each 5.95% Fixed-to-Floating Rate Perpetual Non-Cumulative Preference Share in accordance with the Bermuda Companies Act, (iii) determined that the preferred shares of the Surviving Company as described in Section 3.01(e) constitute fair value for each 5.625% Perpetual Non-Cumulative Preference Share in accordance with the Bermuda Companies Act, (iv) determined that the Merger, on the terms and subject to the conditions set forth herein, is fair to, and in the best interests of, the Company, (v) approved the Merger, this Agreement and the Statutory Merger Agreement and (vi) resolved, subject to Section 6.02, to recommend approval of the Merger, this Agreement and the Statutory Merger Agreement to the Company’s shareholders;

WHEREAS, the Company Board has (i) authorized and approved the Bye-Law Amendment (as hereinafter defined), and deems it advisable and in the best interests of the Company and (ii) resolved to recommend approval of the Bye-Law Amendment to the Company’s shareholders;

WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition to the willingness of the Company to enter into this Agreement, (a) Apollo Investment Fund IX, L.P., Apollo Overseas Partners (Delaware 892) IX, L.P., Apollo Overseas Partners (Delaware) IX, L.P., Apollo Overseas Partners (Lux) IX, SCSp and Apollo Overseas Partners IX, L.P. (collectively, “Guarantors”) are entering into a limited guarantee pursuant to which Guarantors are guaranteeing certain of Parent’s and Merger Sub’s obligations under this Agreement, subject to the terms and conditions set forth therein (the “Guarantee”), and (b) Parent has delivered the Commitment Letters (as hereinafter defined) to the Company; and

WHEREAS the Company, Parent and Merger Sub desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

NOW, THEREFORE, in consideration of the foregoing, the parties agree as follows:

ARTICLE I.

DEFINITIONS AND TERMS

Section 1.01 Definitions. The following terms shall have the respective meanings set forth below throughout this Agreement:

“5.625% Preference Shares” means the Company’s 5.625% Perpetual Non-Cumulative Preference Shares.

“5.95% Preference Shares” means the Company’s 5.95% Fixed-to-Floating Rate Perpetual Non-Cumulative Preference Shares.

“A.M. Best” means A.M. Best Company, Inc.

“Acceptable Confidentiality Agreement” means any confidentiality agreement entered into by the Company from and after the date of this Agreement that contains provisions relating to confidentiality that are not less restrictive on the other party than those contained in the Confidentiality Agreement; provided that no such confidentiality agreement (a) need prohibit the making, or amendment, of any Takeover Proposal to the Company or (b) shall prohibit or prevent the Company from disclosing to Parent the terms and conditions of any Takeover Proposal or the identity of the Person or group of Persons making such Takeover Proposal or otherwise keeping Parent reasonably informed of the developments with respect to any Takeover Proposal (including any changes thereto) or otherwise complying with its obligations hereunder.

“Action” means any legal or administrative proceeding, suit, investigation, arbitration or action.

“Actuary Report” has the meaning set forth in Section 6.18(b)(vi).

“Adverse Recommendation Change” has the meaning set forth in Section 6.02(d).

“Advisers Act” means the Investment Advisers Act of 1940.

“Advisory Client Consents” has the meaning set forth in Section 6.13.

“Advisory Contract” means any written agreement pursuant to which the IA Subsidiary provides investment advisory, investment management, commodity trading or collateral management services (including subadvisory services) to a Client.

“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person. For this purpose, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by Contract or otherwise.

“Agreed Standard” means, with respect to any determination regarding CAT Events made by any Person at any time, that such Person made such determination reasonably and in good faith and after taking into account all relevant information reasonably available, including available industry loss estimates from reliable sources, the Company’s own estimates and modeling with respect to losses arising out of such CAT Events (or the Company’s representations regarding such estimates and modeling, as applicable), the amount of time that has passed since the occurrence of such CAT Events and relevant historical experience regarding events that were similar to such CAT Events.

“Agreement” has the meaning set forth in the preamble.

“ALAE” means allocated loss adjustment expenses.

“Anti-Corruption Laws” has the meaning set forth in Section 4.08(c).

“Anti-Money Laundering Laws” means laws, regulations, and orders regarding anti-money laundering to the extent applicable to any of the Company or any Subsidiary, including the U.S. Bank Secrecy Act, the USA PATRIOT Act, and Bermuda’s Proceeds of Crime Act 1997, Anti-Terrorism (Financial and Other Measures) Act 2004, Proceeds (Anti-Money Laundering and Anti-Terrorist Financing Supervision and Enforcement) Act 2008, and the Proceeds of Crime (Anti-Money Laundering and Anti-Terrorist Financing) Regulations 2008, including the Company’s know-your-customer obligations.

“Antitrust Laws” means the Sherman Act, the Clayton Act, the HSR Act, the Federal Trade Commission Act, all applicable non-U.S. antitrust Laws and all other applicable Laws issued by a Governmental Authority that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.

“Applicable SAP” means, with respect to any Company Insurance Subsidiary, the applicable statutory accounting principles (or local equivalents in the applicable jurisdiction) prescribed or permitted by the applicable Insurance Regulator under the Insurance Law of such Company Insurance Subsidiary’s domiciliary jurisdiction.

“Appraisal Withdrawal” has the meaning set forth in Section 3.05(b).

“Appraised Fair Value” has the meaning set forth in Section 3.05(a).

“Bankruptcy and Equity Exception” has the meaning set forth in Section 4.03(a).

“Bermuda Companies Act” has the meaning set forth in Section 2.01.

“Book-Entry Share” has the meaning set forth in Section 3.01(c).

“business day” means any day, except a Saturday, a Sunday or other day on which the SEC or banks in the City of New York or Bermuda are authorized or required by Law to be closed.

“Bye-Law Amendment” means the amendment to the Company’s Bye-Laws set forth on Exhibit B.

“Capitalization Date” has the meaning set forth in Section 4.02(a).

“CAT Event” means any of the following events that first occurs during the Measurement Period: (i) any hurricane, windstorm, tropical storm, typhoon, cyclone, earthquake, seaquake, wildfire, severe thunderstorm, winter storm, flood, volcanic eruption, meteorite impact, weather event or any other naturally occurring peril that is identified by PCS as a “catastrophe” (or equivalent designation); (ii) any natural catastrophe event that is identified by PERILS; (iii) any tsunami that makes landfall in the country of Japan; (iv) any weather system that makes landfall in the country of Japan and is named by the Japan Meteorological Agency to be a tropical cyclone; (v) any event which is allocated a Catastrophe Code by Lloyd’s of London; (vi) any other natural catastrophe event of similar type and size as those identified in clauses (i) through (v) above and that occurs in a location that is not covered by PCS or PERILS; (vii) any act of terrorism or Human-Made Catastrophe; or (viii) any Life-Related Catastrophe.

“Ceded Reinsurance Contract” means any reinsurance or retrocession treaty or agreement, slip, binder, cover note, or other similar arrangement pursuant to which any Company Insurance Subsidiary is the cedent that, as of December 31, 2017, had at least $10,000,000 in gross ceded reserves or involved an annual premium of at least $2,500,000.

“Certificate” has the meaning set forth in Section 3.01(c).

“Certificate of Merger” has the meaning set forth in Section 2.02.

“Change of Recommendation Notice Period” has the meaning set forth in Section 6.02(d).

“Client” means any Private Fund or other client to which the IA Subsidiary provides investment advisory (including any subadvisory), investment management or commodity trading advisory or collateral management services.

“Closing” has the meaning set forth in Section 2.06.

“Closing Date” has the meaning set forth in Section 2.06.

“COBRA” has the meaning set forth in Section 4.10(c).

“Code” means the U.S. Internal Revenue Code of 1986.

“Commitment Letters” means, collectively, the Equity Commitment Letter and the Debt Commitment Letter.

“Company” has the meaning set forth in the preamble.

“Company Acquisition Agreement” has the meaning set forth in Section 6.02(d).

“Company Award” means a Company Performance Unit, Company Phantom Share or Company RSU Award, as applicable.

“Company Board” has the meaning set forth in the recitals.

“Company Board Recommendation” has the meaning set forth in Section 4.03(b).

“Company Bye-Laws” means the Company’s Amended and Restated Bye-Laws, as amended up to and including the date of this Agreement.

“Company Charter” means the Company’s Memorandum of Association, as amended up to and including the date of this Agreement.

“Company Disclosure Letter” has the meaning set forth in Article IV.

“Company Employee” has the meaning set forth in Section 6.10(a).

“Company ESPP” has the meaning set forth in Section 3.03(b)(i).

“Company Financial Statements” has the meaning set forth in Section 4.05(b).

“Company Insurance Approvals” has the meaning set forth in Section 4.04.

“Company Insurance Subsidiary” means any Subsidiary of the Company that conducts the business of insurance or reinsurance or is licensed as a Lloyd’s corporate member or Lloyd’s managing agent.

“Company Lease” means any lease, sublease, license or other agreement under which the Company or any of its Subsidiaries leases, subleases, licenses, uses or occupies (in each case, whether as landlord, tenant, sublandlord, subtenant or by other occupancy arrangement) or has the right to use or occupy, now or in the future, any real property.

“Company Notice” has the meaning set forth in Section 6.02(d).

“Company Organizational Documents” means the Company Charter and the Company Bye-Laws.

“Company Pension Plan” means any employee pension benefit plan within the meaning of Section 3(2) of ERISA (whether or not subject to ERISA) that is sponsored or maintained by the Company or any of its Subsidiaries, to which the Company or any of its Subsidiaries contributes or is obligated to contribute to or with respect to which the Company or any of its Subsidiaries has any liability, other than any such employee pension benefit plan sponsored by a Governmental Authority.

“Company Performance Unit” has the meaning set forth in Section 3.03(a)(i).

“Company Phantom Share” has the meaning set forth in Section 3.03(a)(ii).

“Company Plan” means each plan, program, policy, agreement or other arrangement, that is (a) an employee welfare plan within the meaning of Section 3(1) of ERISA (whether or not subject to ERISA), (b) a Company Pension Plan, (c) a share option, share purchase, share appreciation right, restricted share, restricted share unit or other share- or equity-based compensation agreement, program or plan, (d) an individual employment, consulting, severance, change of control, retention or other similar agreement to which the Company or any of its Subsidiaries is a party or (e) a bonus, incentive, deferred compensation, profit-sharing, retirement, post-retirement, paid time off, severance or termination pay, benefit, fringe-benefit or similar plan, program, policy, agreement or other arrangement, in each case that is sponsored or maintained by the Company or any of its Subsidiaries, to which the Company or any of its Subsidiaries contributes or is obligated to contribute to or with respect to which the Company or any of its Subsidiaries is a party or has any liability, other than, in each case, any such plan, program, policy, agreement or other arrangement sponsored by a Governmental Authority.

“Company Related Party” means each of the Company, its Subsidiaries and any of its or their respective former, current or future general or limited partners, stockholders, controlling Persons, managers, members, directors, officers, employees, Affiliates, representatives, agents or any their respective assignees or successors or any former, current or future general or limited partner, stockholder, controlling Person, manager, member, director, officer, employee, Affiliate, representative, agent, assignee or successor of any of the foregoing.

“Company Rights” has the meaning set forth in Section 4.02(b).

“Company RSU Award” has the meaning set forth in Section 3.03(a)(iii).

“Company SEC Documents” has the meaning set forth in Section 4.05(a).

“Company Securities” has the meaning set forth in Section 4.02(b).

“Company Share Plans” means, collectively, (i) the 2003 Share Incentive Plan, (ii) the 2013 Share Incentive Plan, and (iii) the 2016 Stock Incentive Plan for Non-Employee Directors, in each case, as amended from time to time.

“Company Share Purchase Plan Awards” has the meaning set forth in Section 3.03(b)(ii).

“Company Shareholder Approval” has the meaning set forth in Section 4.03(d).

“Company Shareholders Meeting” has the meaning set forth in Section 6.03(a).

“Company Shares” has the meaning set forth in Section 3.01.

“Company Statutory Statements” has the meaning set forth in Section 4.18(a).

“Company Termination Fee” means a cash amount equal to $82,935,000.

“Confidentiality Agreement” means the confidentiality agreement, dated April 3, 2018, by and between the Company and Parent.

“Consent” means any consent, waiver, approval, license, Permit, order, non-objection, or authorization.

“Continuation Period” has the meaning set forth in Section 6.10(a).

“Contract” means, with respect to any Person, any loan or credit agreement, debenture, note, bond, mortgage, indenture, deed, lease, sublease, license, contract, or other agreement, instrument, obligation or authorization, to which such Person is a party or by which such Person’s assets or properties are bound.

“Council” means the Council of Lloyd’s as constituted by the Lloyd’s Act 1982, including its delegates and persons by whom it acts.

“Debt Commitment Letter” means any executed debt commitment letter, dated on or after the date hereof, by and among Parent and the Debt Financing Sources, pursuant to which the Debt Financing Sources agree to provide, subject to the terms and conditions set forth therein, the Debt Financing. For purposes of this Agreement, references to the “Debt Commitment Letter” shall include the financing contemplated by the Debt Commitment Letter as permitted to be amended, modified or replaced.

“Debt Financing” means the debt financing in the amount(s) set forth in the Debt Commitment Letter. For purposes of this Agreement, references to the “Debt Financing” shall include the financing contemplated by the Debt Commitment Letter as permitted to be amended, modified or replaced.

“Debt Financing Sources” means the lenders, arrangers, bookrunners and agents party to the Debt Commitment Letter.

“Debt Financing Sources Related Party” means the Debt Financing Sources, together with their respective Affiliates, and the respective directors, officers, employees, partners, members, managers, agents, advisors, controlling persons, and the other representatives, successors and assigns of each of the foregoing.

“Designated Representatives” has the meaning set forth in Section 6.07.

“Determination Right” has the meaning set forth in Section 6.18(a).

“Dispute Notice” has the meaning set forth in Section 6.18(b)(iii).

“Dissenting Shares” means Company Shares held by a holder of Company Shares, 5.95% Preference Shares or 5.625% Preference Shares who (a) did not vote in favor of the Merger, (b) complied with all of the provisions of the Bermuda Companies Act concerning the right of holders of Company Shares, 5.95% Preference Shares or 5.625% Preference Shares to require appraisal of their Company Shares, 5.95% Preference Shares or 5.625% Preference Shares pursuant to the Bermuda Companies Act, (c) perfected such right to appraisal, and (d) did not deliver an Appraisal Withdrawal.

“Effective Time” has the meaning set forth in Section 2.02.

“Engagement Letters” has the meaning set forth in Section 4.24.

“Equity Commitment Letter” means the letter agreement, dated as of the date hereof, by and among Parent and the Investors, pursuant to which the Investors committed, subject to the terms and conditions set forth therein, to invest in Parent, directly or indirectly, the Equity Financing on the date on which the Closing should occur pursuant to Section 2.06, and which provides that the Company is a third-party beneficiary thereof in accordance with the terms set forth therein.

“Equity Financing” means an amount in cash equal to the amount set forth in the Equity Commitment Letter.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means any trade or business, whether or not incorporated, that together with the Company or any of its Subsidiaries would be, or, to the extent that the Company or any of its Subsidiaries could have liability with respect to such trade or business, was, deemed to be a single employer within the meaning of Section 4001(b) of ERISA or Sections 414(b), (c), (m) or (o) of the Code.

“Exchange Act” means the Securities Exchange Act of 1934.

“Exchange Fund” has the meaning set forth in Section 3.02(a).

“Existing Debt Documents” has the meaning set forth in Section 6.14.

“Existing Revolving Credit Facility” means that certain Second Amended and Restated Credit Agreement, dated as of March 27, 2017, among the Company, certain Subsidiaries of the Company party thereto, Barclays Bank plc, as administrative agent, and the lenders party thereto from time to time.

“FASB” means the Financial Accounting Standards Board.

“Filed SEC Documents” has the meaning set forth in Article IV.

“Financing” means, collectively, the Debt Financing and the Equity Financing.

“Financing Uses” has the meaning set forth in Section 5.05(a).

“Franchise Board” means the Franchise Board established by the Council or any subcommittee or officer or employee of Lloyd’s authorised by the Council or Franchise Board to discharge the duties and functions or to exercise the powers and discretions specified in such authorization.

“GAAP” means generally accepted accounting principles in the United States.

“Governmental Authority” means any government, legislature, political subdivision, court, board, regulatory or administrative agency, self-regulatory agency, commission, or authority or other legislative, executive, or judicial governmental entity, whether federal, national, provincial, state, local, foreign, or multinational, including Lloyd’s.

“Guarantee” has the meaning set forth in the recitals.

“Guarantors” has the meaning set forth in the recitals.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

“Human-Made Catastrophe” means a disastrous event that is caused by identifiable human action (whether intentional, deliberate, negligent, reckless or otherwise) that results in large-scale losses comprising environmental damage, physical property damage, loss of services or business, loss of life or other damages that are insured or reinsured by the global insurance or reinsurance industry and that the global insurance and reinsurance industry generally considers (or is reasonably likely with the passage of time generally to consider) to be a “human-made disaster” or “human-made catastrophe.” For illustrative purposes only, the parties agree that examples of human-made catastrophes could include spills, fires, contamination, aviation, rail and maritime disasters, industrial and mining accidents, building and bridge collapses, power plant failures and release of dangerous substances.

“IA Filings” has the meaning set forth in Section 4.26(a)(ii).

“IA Subsidiary” means Aspen Capital Advisors Inc.

“Indebtedness” has the meaning set forth in Section 6.01(a)(v).

“Indemnitee” has the meaning set forth in Section 6.08(a).

“Independent Actuary” has the meaning set forth in Section 6.18(b)(v).

“Insurance Contract” means any insurance policy or Contract, in each case, together with all policies, binders, slips, certificates, applications, supplements, endorsements, riders and ancillary agreements in connection therewith that are issued by the Company Insurance Subsidiaries.

“Insurance Law” means all Laws applicable to the business of insurance or reinsurance or the regulation of insurance or reinsurance companies, whether federal, national, provincial, state, local, foreign, or multinational, and all applicable orders, directives of, and market conduct recommendations resulting from market conduct examinations of, Insurance Regulators (including, for the avoidance of doubt, Lloyd’s Regulations and the handbooks of the UK Financial Conduct Authority and the UK Prudential Regulation Authority, respectively).

“Insurance Regulators” means all Governmental Authorities regulating the business of insurance or reinsurance, or regulating insurance or reinsurance companies, under Insurance Laws.

“Intellectual Property” means all intellectual property and other similar rights in any jurisdiction, whether registered or unregistered, including such rights in and to: any patent (including all reissues, divisions, continuations, continuations-in-part and extensions thereof) and patent application; any trademark, service mark, trade name, logo, business name, brand name, Internet domain name, social media identifier, design right and other similar designations of source or origin, including any and all goodwill associated therewith; any copyright, or database rights (including rights in Software); all registrations and application to register or renew the registration of any of the foregoing, and any Trade Secret.

“Intervening Event” means a material effect, change, event, circumstance, state of facts, development, or occurrence relating to the Company and its Subsidiaries, taken as a whole, (a) that was not known to the Company Board prior to the execution of this Agreement, (b) is not reasonably foreseeable as of the date of this Agreement, and (c) first arises or occurs or, if such effect, change, event, circumstance, state of facts, development, or occurrence existed as of the date of this Agreement, becomes known to the Company Board, after the execution of this Agreement and on or prior to the date of the Company Shareholder Approval; provided that such effect, change, event, circumstance, state of facts, development, or occurrence is not specifically related to the receipt, existence of, or terms of a Takeover Proposal or any inquiry relating thereto.

“Investment Assets” has the meaning set forth in Section 4.12(a).

“Investment Company Act” means the Investment Company Act of 1940.

“Investment Guidelines” has the meaning set forth in Section 4.12(a).

“Investors” has the meaning set forth in the Equity Commitment Letter.

“IRS” means the U.S. Internal Revenue Service.

“IT Systems” means the hardware, Software, data, databases, data communication lines, network and telecommunications equipment, Internet-related information technology infrastructure, wide area network, and other information technology equipment, owned, leased, or licensed by the Company or any of its Subsidiaries.

“Knowledge” means, (a) with respect to the Company, the knowledge, after reasonable inquiry of direct reports, of the individuals listed on Section 1.01 of the Company Disclosure Letter and (b) with respect to Parent, the knowledge, after reasonable inquiry of direct reports, of the individuals listed on Section 1.01 of the Parent Disclosure Letter.

“Laws” means federal, national, provincial, state, local, or multinational laws, statutes, common law, ordinances, codes, rules, and regulations.

“Liens” means any pledges, liens, charges, mortgages, encumbrances, leases, licenses, hypothecations, or security interests of any kind or nature.

“Life-Related Catastrophe” means a catastrophe that is not a natural catastrophe event or Human-Made Catastrophe (such as pandemics or an epidemic of infectious disease, whether viral, bacterial or otherwise) that causes mortality rates in a relevant geographic region to increase significantly from historical or generally expected experience.

“Lloyd’s” means the Council and Society and Corporation of Lloyd’s created and governed by the Lloyd’s Act 1871 to 1982 of England and Wales, including for the avoidance of doubt the Franchise Board.

“Lloyd’s Regulations” has the meaning set forth in Section 4.17(a)(iv).

“Loss Report” has the meaning set forth in Section 6.18(b)(i).

“Malware” means any virus, Trojan horse, time bomb, key-lock, spyware, worm, malicious code, or other software program designed to or able to, without the knowledge and authorization of the Company or any of its Subsidiaries, disrupt, disable, harm, interfere with the operation of, or install itself within or on any Software, computer data, network memory, or hardware.

“Material Adverse Effect” means any effect, change, event, circumstance, state of facts, development, or occurrence that, individually or in the aggregate, has had, or is reasonably expected to have, a material adverse effect on the business, operations, results of operations, assets and liabilities (considered together), or financial condition of the Company and its Subsidiaries, taken as a whole; provided, however, that in no event shall any of the following, alone or in combination, be deemed to constitute, nor be taken into account in determining whether there has been or would reasonably be expected to be, a Material Adverse Effect: (a) changes, events, or conditions generally affecting the insurance, reinsurance, risk management, or investment management industries in the geographic regions or product markets in which the Company and its Subsidiaries operate or underwrite insurance or reinsurance or manage risk; (b) general economic or regulatory, legislative, or political conditions or securities, credit, financial, or other capital markets conditions in any jurisdiction (including changes in the value of the Investment Assets, to the extent arising from any of the foregoing); (c) any failure, in and of itself, by the Company to meet any internal or published projections, forecasts, estimates, or predictions in respect of revenues, earnings, or other financial or operating metrics for any period; (d) geopolitical conditions, the outbreak or escalation of hostilities, any acts of war (whether or not declared), sabotage, terrorism (including cyber-terrorism), or man-made disaster, or any escalation or worsening of any such hostilities, acts of war (whether or not declared), sabotage, terrorism, or man-made disaster; (e) the occurrence or continuation of any volcanic eruption, tsunami, pandemic, hurricane, tornado, windstorm, flood, earthquake, wildfire, or other natural disaster or any conditions resulting from such natural disasters (including increases in liabilities under or in connection with insurance or reinsurance Contracts to which the Company or any of its Subsidiaries is a party arising from such a natural disaster); (f) the negotiation, execution, and delivery of this Agreement or the public announcement or performance of the Transactions, including the impact thereof on the relationships of the Company or any of its Subsidiaries with employees, customers, insureds, cedants, policyholders, brokers, agents, financing sources, business partners, service providers, Governmental Authorities, or reinsurance providers, and including any Action arising out of any of the foregoing; (g) any change or announcement of a potential change, in and of itself, in the Company’s or any of its Subsidiaries’ credit, financial strength, or claims paying ratings or the ratings of any of the Company’s or its Subsidiaries’ businesses; (h) any change, in and of itself, in the market price, ratings, or trading volume of the Company’s or any of its Subsidiaries’ securities; (i) any change in applicable Law, GAAP (or authoritative interpretation or enforcement thereof), or in Applicable SAP, including accounting and financial reporting pronouncements by the SEC, the National Association of Insurance Commissioners, any Insurance Regulator, and the FASB; (j) any action required to be taken by the Company, or that the Company is required to cause one of its Subsidiaries to take, pursuant to the terms of this Agreement; (k) any failure of the Company or any of its Subsidiaries to take an action prohibited by the terms of this Agreement (but only if the Company has requested and Parent has refused to provide a waiver of the applicable prohibition in this Agreement in a reasonably timely manner); (l) the effects of any breach or violation of any provision of this Agreement by Parent or any of its Affiliates; or (m) the potential departure of the United Kingdom (or any part thereof) from the European Union, negotiations with respect to passporting rights (as defined in the UK Financial Conduct Authority handbook) and any resultant effects thereof (it being understood that (A) the exceptions in clauses (c), (g), and (h) shall not prevent or otherwise affect a determination that the underlying cause of any such failure or change referred to therein (if not otherwise falling within any of the other exceptions provided by clauses (a) through (m) hereof) constitutes, or contributed to, a Material Adverse Effect and (B) the exceptions in clause (i) shall not prevent or otherwise affect a determination that the actual consequences of an action taken or an omission by the Company or any of its Subsidiaries that resulted in a failure by the Company or any of its Subsidiaries to comply with applicable Law constitutes, or contributed to, a Material Adverse Effect); provided, however, that any effect, change, event, circumstance, state of facts, development, or occurrence referred to in clauses (a), (b), (d), (e) or (i) may be taken into account in determining whether or not there has been a Material Adverse Effect, to the extent such effect, change, event, circumstance, state of facts, development, or occurrence has a disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to other participants engaged primarily in the industries and in the geographic regions or product markets in which the Company and its Subsidiaries operate (in which case only the disproportionate adverse effect or effects may be taken into account in determining whether or not a Material Adverse Effect has occurred).

“Material Contract” has the meaning set forth in Section 4.16(a).

“Material Insurance Subsidiary” means each of Aspen Insurance UK Limited, Aspen Underwriting Limited (United Kingdom), Aspen Bermuda Limited (Bermuda), Aspen Specialty Insurance Company, and Aspen American Insurance Company.

“Maximum Premium” has the meaning set forth in Section 6.08(b).

“Measurement Period” means the period that begins on July 1, 2018 and ends on the earlier of January 31, 2019 and the Closing Date.

“Merger” has the meaning set forth in the recitals.

“Merger Application” has the meaning set forth in Section 2.02.

“Merger Consideration” has the meaning set forth in Section 3.01(c).

“Merger Sub” has the meaning set forth in the preamble.

“Merger Sub Board” has the meaning set forth in the recitals.

“Merger Sub Shareholder Approval” has the meaning set forth in Section 6.12.

“Merger Sub Shares” has the meaning set forth in Section 3.01.

“MGA” has the meaning set forth in Section 4.17(d).

“MGA Agreements” has the meaning set forth in Section 4.17(d).

“Net CAT Losses” means, with respect to CAT Events (and without duplication), the aggregate amount of all (i) losses and ALAE incurred and reinstatement premiums paid or payable with respect to ceded reinsurance or retrocessional treaties plus (ii) loss and ALAE reserves established (based on the Company’s historical reserving methodologies and information available as of the applicable date of determination) less (iii) reinsurance and other recoverables that are not doubtful or reasonably likely to be uncollectible less (iv) reinstatement premiums due (and not doubtful or reasonably likely to be uncollectible) or received with respect to assumed reinsurance or retrocessional treaties. For the avoidance of doubt, (i) attritional losses and (ii) other losses and expenses, regardless of size, that, in each case, are not proximately caused by or do not arise out of CAT Events will not be considered Net CAT Losses hereunder.

“New Benefit Plans” has the meaning set forth in Section 6.10(c).

“Open Source Software” has the meaning set forth in Section 4.13(d).

“Organizational Documents” means the articles of incorporation, certificate of incorporation, charter, bye-laws, articles of formation, certificate of formation, regulations, operating agreement, certificate of limited partnership, partnership agreement, limited liability company agreement, and all other similar documents, instruments, or certificates executed, adopted, or filed in connection with the creation, formation, or organization of a Person, including any amendments thereto.

“Owned Intellectual Property” means all Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries.

“Parent” has the meaning set forth in the preamble.

“Parent Board” has the meaning set forth in the recitals.

“Parent Burdensome Condition” has the meaning set forth in Section 6.04(f).

“Parent Disclosure Letter” has the meaning set forth in Article V.

“Parent Insurance Approvals” has the meaning set forth in Section 5.03.

“Parent Material Adverse Effect” means any effect, change, event, circumstance, state of facts, development, or occurrence that would, or would reasonably be expected to, individually or in the aggregate, prevent or delay, interfere with, hinder, or impair, in each case, in any material respect, (x) the consummation by Parent or Merger Sub of any of the Transactions on a timely basis or (y) the compliance by Parent or Merger Sub with its obligations under this Agreement.

“Parent Related Parties” means each of Parent, Merger Sub, any of their respective former, current or future equityholders, controlling Persons, limited or general partners, managers, members, Affiliates, directors, officers, employees, agents, attorneys, stockholders, assignees or Representatives.

“Parent Termination Fee” means a cash amount equal to $165,870,000.

“Paying Agent” has the meaning set forth in Section 3.02(a).

“PCS” means Property Claim Services division of ISO Services, Inc.

“Per Share Accrued Dividend Equivalents” means, with respect to any Company RSU Award, an amount in cash equal to the value of any dividends accrued pursuant to the applicable award agreement governing such Company RSU Award, which dividends remain unpaid as of immediately prior to the Effective Time.

“PERILS” means PERILS AG.

“Permits” has the meaning set forth in Section 4.08(b).

“Permitted Liens” means (a) statutory Liens for Taxes, assessments, or other charges by Governmental Authorities not yet due and payable or the amount or validity of which is being contested in good faith and by appropriate proceedings and, in either case, for which adequate reserves are being maintained on the most recent Company Financial Statements in accordance with GAAP and Applicable SAP, (b) mechanics’, materialmen’s, carriers’, workmen’s, warehouseman’s, repairmen’s, landlords’, and similar Liens granted or which arise in the ordinary course of business, (c) Liens securing payment, or any obligation, of the Company or its Subsidiaries with respect to outstanding Indebtedness reflected on the most recent Company Financial Statements (the existence of which Liens is referred to in the notes to such Company Financial Statements), so long as there is no default under such Indebtedness, (d) Liens granted in the ordinary course of business in connection with the insurance or reinsurance business of the Company or its Subsidiaries on cash and cash equivalent instruments or other investments, including Liens granted (i) in connection with (A) pledges of such instruments or investments to collateralize letters of credit delivered by the Company or its Subsidiaries, (B) the creation of trust funds for the benefit of ceding companies, (C) underwriting activities of the Company or its Subsidiaries, (D) deposit liabilities, (E) statutory deposits, (F) ordinary-course securities lending, repurchase, reverse repurchase, and short-sale transactions and (G) premium trust funds and other funds held under trust in connection with conducting business at Lloyd’s and (ii) with respect to investment securities held in the name of a nominee, custodian, depository, clearinghouse, or other record owner, (e) pledges or deposits by the Company or any of its Subsidiaries under workmen’s compensation Laws, unemployment insurance Laws, or similar legislation, or good faith deposits in connection with bids, tenders, Contracts (other than for the payment of Indebtedness), or leases to which such entity is a party, or deposits to secure public or statutory obligations of such entity or to secure surety or appeal bonds to which such entity is a party, or deposits as security for contested Taxes, in each case incurred or made in the ordinary course of business, (f) zoning, building codes, entitlement, and other land use and environmental regulations by any Governmental Authority, (g) licenses (including nonexclusive licenses of Intellectual Property) granted to third parties in the ordinary course of business by the Company or its Subsidiaries, (h) Liens created by or through the actions of Parent or any of its Affiliates, (i) transfer restrictions imposed by Law, and (j) such other Liens or imperfections that are not material in amount or do not materially detract from the value of or materially impair the existing use of the property or asset affected by such Lien or imperfection.

“Person” means an individual, corporation, limited liability company, partnership, joint venture, association, trust, unincorporated organization, or any other entity, including a Governmental Authority.

“Personal Information” means any information that alone or in combination with other information identifies or can be used to identify individuals.

“Private Fund” means any pooled investment vehicle that would be an “investment company” under the Investment Company Act but for Section 3(c)(1) or 3(c)(7) of the Investment Company Act for which the IA Subsidiary acts as investment adviser, general partner, managing member, manager or sponsor.

“Producers” means the agents, general agents, sub-agents, brokers, wholesale brokers, independent contractors, consultants, insurance solicitors, producers or other Persons who solicit, negotiate or sell the Insurance Contracts.

“Proxy Statement” has the meaning set forth in Section 4.04.

“Registrar” has the meaning set forth in Section 2.02.

“Representatives” means, with respect to any Person, its directors, officers, employees, agents, financial advisors, investment bankers, attorneys, accountants, consultants, and other advisors and representatives and their respective successors and assigns.

“Required Regulatory Approvals” has the meaning set forth in Section 7.01(b).

“Restraints” has the meaning set forth in Section 7.01(c).

“Review Period” has the meaning set forth in Section 6.18(b)(ii).

“S&P” means, collectively, Standard & Poor’s Financial Services LLC or any of its Affiliates.

“Sanctioned Person” means at any time any Person: (a) listed on any Sanctions-related list of designated or blocked Persons; (b) resident in or organized under the laws of a country or territory that is the subject of comprehensive restrictive Sanctions from time to time (as of the date of this Agreement Cuba, Iran, North Korea, Syria, and the Crimea region); or (c) majority-owned or controlled by any of the foregoing.

“Sanctions” means those trade, economic and financial sanctions laws, regulations, embargoes, and restrictive measures of a Governmental Authority that has jurisdiction over the Company or any of its Subsidiaries with respect to the action (including those restrictive measures imposed, administered, or enforced from time to time by the United States (including the U.S. Office of Foreign Assets Control, the U.S. Department of Treasury, the U.S. Department of Commerce, and the U.S. Department of State), the United Nations Security Council, the European Union, or the United Kingdom (including Her Majesty’s Treasury and the UK Office of Financial Sanctions Implementation)).

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.

“SEC” means the Securities and Exchange Commission.

“Section 409A” has the meaning set forth in Section 3.04.

“Securities Act” means the Securities Act of 1933.

“Senior Employee” has the meaning set forth in Section 6.01(a)(xx).

“Software” means all software, including, but not limited to, application software (including mobile digital applications), system software, firmware, middleware, assemblers, applets, compilers, and binary libraries, including all source code and object code versions of any and all of the foregoing, in any and all forms and media, and all related documentation.

“Specified Amount” means $350,000,000.

“Statutory Merger Agreement” means the Statutory Merger Agreement, in the form attached hereto as Exhibit A, to be executed and delivered by the Company, Parent and Merger Sub as contemplated by the terms hereof.

“Subsidiary” when used with respect to any party, means any corporation, limited liability company, partnership, association, trust, or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power (or, in the case of a partnership, more than 50% of the general partnership interests) are, as of such date, owned by such party or one or more Subsidiaries of such party or by such party and one or more Subsidiaries of such party.

“Summary Business Plan” means the summary of the material terms of Parent’s business plan for the Company, which was sent by Parent to the Company on the date hereof immediately prior to the execution and delivery of this Agreement.

“Superior Proposal” means any bona fide written Takeover Proposal received after the execution of this Agreement that, if consummated, would result in any Person or group (other than Parent and its Subsidiaries) (or the shareholders of any such Person or group) owning, directly or indirectly, (a) 50% or more of the outstanding voting equity securities of the Company or of the surviving entity in a merger or the resulting direct or indirect parent of the Company or such surviving entity, (b) 50% or more of the consolidated assets of the Company and its Subsidiaries, taken as a whole, or (c) 50% or more of the net exposure to insured liabilities of the Company and its Subsidiaries, taken as a whole, in either case, which Takeover Proposal did not result from any material breach of Section 6.02 (provided that, solely for purposes of determining whether a breach of the first sentence of Section 6.02 (a) has occurred for purposes of this definition as it relates to Section 6.02(b), Section 6.02(d) or Section 8.01(d)(ii) (but not, for the avoidance of doubt, for the purpose of determining whether a breach has occurred for purposes of Section 8.02 or Section 8.03(a)(i)), the Company’s obligation to use its reasonable best efforts to cause its Representatives to comply with Section 6.02(a) shall be a covenant (without qualification of reasonable best efforts)) that the Company Board has determined, in its good faith judgment, after consultation with its financial advisors and outside legal counsel, considering legal, financial, regulatory and other aspects of the Takeover Proposal (including any break-up fee, expense reimbursement provisions, conditions to consummation and financing terms), the Person or group making the Takeover Proposal, and such other factors as the Company Board considers to be appropriate, (i) is reasonably likely to be consummated in accordance with its terms, taking into account all legal, financial, and regulatory aspects of the proposal and the identity of the Person making the proposal, and (ii) to be more favorable to the holders of Company Shares than the Merger.

“Surviving Company” has the meaning set forth in Section 2.01.

“Takeover Proposal” means any inquiry, proposal or offer from any Person or group (other than Parent and its Subsidiaries) relating to, in a single transaction or series of related transactions, any direct or indirect (a) acquisition, including by means of reinsurance or retrocession, outside the ordinary course of business in a single transaction or a series of related transactions that, if consummated, would result in any Person or group owning or having the economic benefit of 10% or more of the consolidated assets, revenues or net income of the Company and its Subsidiaries or net exposure to insured liabilities, (b) acquisition of Company Shares representing 10% or more of the issued and outstanding Company Shares, (c) any transaction that, if consummated, would result in any Person (or the shareholders of such Person) (other than the Company or any of its Subsidiaries as of the date hereof) being the direct or indirect beneficial owner of 10% or more of the voting power of, or economic interest in, any “significant subsidiary” of the Company within the meaning of Rule 1-02(w) of Regulation S-X of the SEC, (d) tender offer or exchange offer that, if consummated, would result in any Person or group having beneficial ownership of Company Shares representing 10% or more of the issued and outstanding Company Shares, (e) merger, amalgamation, consolidation, share exchange, scheme of arrangement, business combination, reorganization, recapitalization, liquidation, dissolution, or similar transaction involving the Company pursuant to which such Person or group (or the shareholders of any Person) would acquire, directly or indirectly, 10% or more of the aggregate voting power (without taking into account the voting cutback provisions in the Company Bye-Laws) or economic interest in the Company or in the surviving entity in such transaction or the resulting direct or indirect parent of the Company or such surviving entity, or (f) combination of the foregoing, in each case, other than the Transactions.

“Tax” means all U.S. and non-U.S. federal, national, provincial, state or local taxes, charges, fees, levies or other similar assessments or liabilities in the nature of taxes, including income, corporation, gross receipts, premium, capital, ad valorem, value-added, excise, real property, personal property, sales, use, severance, transfer, stamp, withholding, employment, payroll, occupation, social security, unemployment, capital stock, license, estimated and franchise taxes, imposed by a Governmental Authority, together with any interest, penalties, assessments or additions to tax imposed with respect to such amounts.

“Tax Returns” means all reports, returns, declarations, claims for refunds, declarations, statements or other information required to be supplied to a Governmental Authority relating to Taxes or any schedule or attachment thereto, or any amendment thereof.

“Trade Secrets” means any trade secret, know-how, invention, process, formula, algorithm, model, data and other information of a confidential nature.

“Transaction Documents” means, collectively, this Agreement, the Statutory Merger Agreement, the Confidentiality Agreement, the Commitment Letters, the Guarantee and any other document or instrument contemplated hereby or thereby or any document or instrument delivered in connection herein or therein.

“Transactions” means, collectively, the transactions contemplated by this Agreement and the Statutory Merger Agreement, including the Merger.

“Transfer Taxes” has the meaning set forth in Section 6.05.

“Triggering Event” has the meaning set forth in Section 6.01(c).

“Triggering Event Notice Date” has the meaning set forth in Section 8.01(c)(iii).

“Walk-Away Date” has the meaning set forth in Section 8.01(b)(i).

“Willful Breach” means a material breach of this Agreement that is a consequence of a deliberate act or omission undertaken by the breaching party with the Knowledge that the taking of or the omission of taking such act would, or would reasonably be expected to, cause or constitute a material breach of this Agreement.

“Year of Account” means an underwriting year of account as defined in Lloyd’s Regulations.

Section 1.02 Interpretations.

(a) As used in this Agreement, references to the following terms have the meanings indicated:

(i) to the Preamble or to the Recitals, Sections, Articles, Exhibits, or Schedules are to the Preamble or a Recital, Section, or Article of, or an Exhibit or Schedule to, this Agreement, unless otherwise clearly indicated to the contrary;

(ii) to any Law are to such Law, as amended, modified, supplemented, or replaced from time to time and any rules or regulations promulgated thereunder and to any section of any Law including any successor to such section;

(iii) to any Governmental Authority include any successor to the Governmental Authority and to any Affiliate include any successor to the Affiliate;

(iv) to any “copy” of any Contract or other document or instrument are to a true and complete copy thereof;

(v) to “hereof”, “herein”, “hereunder”, “hereby”, “herewith”, and words of similar import refer to this Agreement as a whole and not to any particular Article, Section, or clause of this Agreement, unless otherwise clearly indicated to the contrary;

(vi) to the “date of this Agreement”, “the date hereof”, and words of similar import refer to August 27, 2018; and

(vii) to “this Agreement” includes the Exhibits and Schedules (including the Company Disclosure Letter and the Parent Disclosure Letter) to this Agreement.

(b) Whenever the words “include”, “includes”, or “including” are used in this Agreement, they will be deemed to be followed by the words “without limitation”. The word “or” shall not be exclusive. Any singular term in this Agreement will be deemed to include the plural, and any plural term the singular. All pronouns and variations of pronouns will be deemed to refer to the feminine, masculine, or neuter, singular or plural, as the identity of the Person referred to may require. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.

(c) Whenever the last day for the exercise of any right or the discharge of any duty under this Agreement falls on a day other than a business day, the party having such right or duty shall have until the next business day to exercise such right or discharge such duty. Unless otherwise indicated, the word “day” shall be interpreted as a calendar day. With respect to any determination of any period of time, unless otherwise set forth herein, the word “from” means “from and including” and the word “to” means “to but excluding”.

(d) The table of contents and headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

(e) References to a “party” hereto means Parent, Merger Sub, or the Company and references to “parties” hereto means Parent, Merger Sub, and the Company, unless the context otherwise requires.

(f) References to “dollars” or “$” mean United States dollars, unless otherwise clearly indicated to the contrary.

(g) The parties have participated jointly in the negotiation and drafting of this Agreement; consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(h) No summary of this Agreement prepared by or on behalf of any party shall affect the meaning or interpretation of this Agreement.

(i) Any documents and agreements referred to herein (other than the Company Disclosure Letter and the Engagement Letters) shall be deemed to have been “delivered”, “provided”, or “made available” (or any phrase of similar import) prior to the date hereof to Parent by the Company for purposes of this Agreement if they have been posted to the virtual data room maintained by the Company for “Project Highlands” on the Venue platform by Donnelley Financial Solutions prior to the date of this Agreement.

(j) All capitalized terms used without definition in the Exhibits and Schedules (including the Company Disclosure Letter and the Parent Disclosure Letter) to this Agreement shall have the meanings ascribed to such terms in this Agreement.

ARTICLE II.

THE MERGER

Section 2.01 Merger. On the terms and subject to the conditions set forth in this Agreement and the Statutory Merger Agreement, and pursuant to Section 104H of the Companies Act 1981 of Bermuda (the “Bermuda Companies Act”), at the Effective Time, Merger Sub shall be merged with and into the Company, the separate corporate existence of Merger Sub shall thereupon cease, and the Company shall be the surviving company in the Merger (such surviving company, the “Surviving Company”).

Section 2.02 Merger Effective Time. On the terms and subject to the conditions set forth in this Agreement and the Statutory Merger Agreement, the Company, Parent and Merger Sub will (a) on the Closing Date, execute and deliver the Statutory Merger Agreement, (b) on or prior to the Closing Date, cause an application for registration of the Surviving Company (the “Merger Application”) to be executed and delivered to the Registrar of Companies in Bermuda (the “Registrar”) as provided under Section 108 of the Bermuda Companies Act and to be accompanied by the documents required by Section 108(2) of the Bermuda Companies Act, and (c) cause to be included in the Merger Application a request that the Registrar issue the certificate of merger with respect to the Merger (the “Certificate of Merger”) on the Closing Date at the time of day mutually agreed upon by the Company and Parent and set forth in the Merger Application. The Merger shall become effective upon the issuance of the Certificate of Merger by the Registrar at the time and date shown on the Certificate of Merger. The Company, Parent, and Merger Sub agree that they will request that the Registrar provide in the Certificate of Merger that the effective time of the Merger shall be 10:00 a.m., Bermuda time (or such other time mutually agreed upon by the Company and Parent), on the Closing Date (such time, the “Effective Time”).

Section 2.03 Effects of Merger. From and after the Effective Time, the Merger shall have the effects set forth in this Agreement and Section 109 (2) of the Bermuda Companies Act.

Section 2.04 Memorandum of Association and Bye-Laws of the Surviving Company. At the Effective Time, the memorandum of association and bye-laws of the Surviving Company shall be in the form of the memorandum of association and bye-laws of Merger Sub immediately prior to the Effective Time until thereafter changed or amended as provided therein or pursuant to applicable Law (in each case, subject to Section 6.08).

Section 2.05 Board of Directors and Officers of Surviving Company. The directors of Merger Sub in office immediately prior to the Effective Time shall be the directors of the Surviving Company until the earlier of their death, resignation, or removal or until their respective successors are duly elected or appointed and qualified, as the case may be in accordance with the Bermuda Companies Act and the bye-laws of the Surviving Company. The officers of the Company in office immediately prior to the Effective Time shall be the officers of the Surviving Company until the earlier of their death, resignation, or removal or until their respective successors are duly elected or appointed and qualified, as the case may be.

Section 2.06 Closing. Subject to Section 2.07, the closing (the “Closing”) of the Merger shall take place at the offices of Appleby, Canon’s Court, 22 Victoria Street, PO Box HM 1179, Hamilton HM EX, Bermuda at 10:00 a.m., Bermuda time, on the third (3rd) business day following the satisfaction or (to the extent permitted herein and by applicable Law) waiver by the party or parties entitled to the benefits thereof of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or (to the extent permitted herein and by applicable Law) waiver of those conditions at such time), or at such other place, time and date as shall be agreed to in writing by the Company and Parent. The date on which the Closing occurs is referred to in this Agreement as the “Closing Date”.

Section 2.07 Catastrophe Events. If, as of the date on which the Closing would otherwise occur pursuant to Section 2.06 above, one or more CAT Events has occurred during the Measurement Period and Parent, acting in accordance with the Agreed Standard, believes that Net CAT Losses arising from such CAT Events may reasonably be likely to exceed the Specified Amount but that more time is needed to determine more accurately the amount of such Net CAT Losses, then Parent may delay the Closing for up to 30 days by delivering a written notice to such effect to the Company. If Parent validly exercises its right to delay the Closing pursuant to this Section 2.07, then, unless the parties otherwise agree, the Closing will not occur prior to the date that is 30 days after the date of such notice. Parent may not exercise its right to delay the Closing pursuant to this Section 2.07 more than once. If, at or after the end of such 30-day period, all conditions to the Closing have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at such time), then, unless the parties otherwise agree in writing or Parent has validly exercised its Determination Right pursuant to Section 6.18, the Closing will occur on the first business day after the end of such 30-day period.

ARTICLE III.

EFFECT ON THE SHARE CAPITAL OF THE CONSTITUENT ENTITIES;

PAYMENT OF CONSIDERATION

Section 3.01 Effect of Merger on the Share Capital of Merger Sub and the Company. At the Effective Time, by virtue of the occurrence of the Merger, and without any action on the part of the Company, Parent, Merger Sub or any holder of any common shares, par value $0.015144558 per common share, of the Company (“Company Shares”) or any common shares, par value $0.01 per common share, of Merger Sub (“Merger Sub Shares”):

(a) Share Capital of Merger Sub. Each Merger Sub Share issued and outstanding immediately prior to the Effective Time shall automatically be canceled and converted into and become one duly authorized, validly issued, fully paid and nonassessable common share, par value $0.01 per common share, of the Surviving Company.

(b) Cancelation of Treasury Shares and Parent-Owned Shares; Treatment of Shares Held by Company Subsidiaries. Each Company Share that is (i) owned by the Company as treasury shares or owned by any Subsidiary of the Company or (ii) owned by Parent, Merger Sub, or any other direct or indirect wholly owned Subsidiary of Parent issued and outstanding immediately prior to the Effective Time shall by virtue of the Merger and without any action on the part of the holder thereof be canceled automatically and shall cease to exist and be outstanding and no consideration shall be delivered in exchange therefor nor any repayment of capital made in respect thereof.

(c) Conversion of Company Shares. Subject to Section 3.01(b) and Section 3.05, each Company Share issued and outstanding immediately prior to the Effective Time, other than any Company Share that is subject to any Company Award, shall automatically be canceled and converted into and shall thereafter represent the right to receive an amount in cash equal to $42.75, without interest (the “Merger Consideration”). Subject to Section 3.05, as of the Effective Time, all such Company Shares shall no longer be issued and outstanding and shall automatically be canceled and shall cease to exist, and each holder of a certificate that immediately prior to the Effective Time evidenced any Company Shares (each, a “Certificate”) or uncertificated Company Shares represented by book-entry immediately prior to the Effective Time (each, a “Book-Entry Share”) shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration pertaining to the Company Shares represented by such Certificate or Book-Entry Share, as applicable, to be paid in consideration therefor, in accordance with Section 3.02(b) without interest.

(d) 5.95% Preference Shares. Subject to Section 3.05, each 5.95% Preference Share issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding as a preference share of the Surviving Company and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the 5.95% Preference Shares, which certificate of designations shall remain at and following the Effective Time in full force and effect as an obligation of the Surviving Company in accordance with Section 109(2) of the Bermuda Companies Act.

(e) 5.625% Preference Shares. Subject to Section 3.05, each 5.625% Preference Share issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding as a preference share of the Surviving Company and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the 5.625% Preference Shares, which certificate of designations shall remain at and following the Effective Time in full force and effect as an obligation of the Surviving Company in accordance with Section 109(2) of the Bermuda Companies Act.

Section 3.02 Exchange Fund.

(a) Paying Agent. Not less than ten (10) business days prior to the anticipated Closing Date, Parent shall designate a bank or trust company reasonably acceptable to the Company to act as agent (the “Paying Agent”) for the payment and delivery of the aggregate Merger Consideration payable to holders of Company Shares in accordance with this Article III and, in connection therewith, shall enter into an agreement with the Paying Agent prior to the Closing Date in a form reasonably acceptable to the Company. At or prior to the Closing, Parent shall deposit or cause to be deposited with the Paying Agent an amount in cash sufficient to pay the aggregate Merger Consideration payable to holders of Company Shares (such cash, and the cash referred to in the immediately following sentence, being hereinafter referred to as the “Exchange Fund”). Pending its disbursement in accordance with this Section 3.02, the Exchange Fund shall be invested by the Paying Agent as directed by Parent in (i) short-term direct obligations of the United States of America, (ii) short-term obligations for which the full faith and credit of the United States of America is pledged to provide for the payment of principal and interest, (iii) short-term commercial paper rated the highest quality by either Moody’s Investors Service, Inc. or Standard and Poor’s Ratings Services, or (iv) certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $5,000,000,000. No investment losses resulting from investment of the funds deposited with the Paying Agent shall diminish the rights of any former holder of Company Shares to receive the Merger Consideration as provided herein. The Exchange Fund shall not be used for any purpose, other than the payment to holders of Company Shares of the Merger Consideration or payment to the Surviving Company as contemplated in Section 3.02(d).

(b) Letter of Transmittal; Exchange of Company Shares. As soon as practicable after the Effective Time (but in no event later than three (3) business days after the Effective Time), the Surviving Company or Parent shall cause the Paying Agent to mail to each holder of record of a Certificate a form of letter of transmittal (which shall be in such form and have such other customary provisions as the Surviving Company may specify, subject to the Company’s reasonable approval (to be obtained prior to the Effective Time)), together with instructions thereto, setting forth, inter alia, the procedures by which holders of Certificates may receive the Merger Consideration. Upon the completion of such applicable procedures by a holder and the surrender of such holder’s Certificates, and without any action by any holder of record of Book-Entry Shares, the Paying Agent shall deliver to such holder (other than any holder of Company Shares representing Dissenting Shares), (A) in the case of Book-Entry Shares, a notice of the effectiveness of the Merger and (B) cash in an amount equal to the number of Company Shares represented by such Certificate or Book-Entry Shares immediately prior to the Effective Time multiplied by the Merger Consideration, and such Certificates or Book-Entry Shares shall forthwith be canceled. If payment of the Merger Consideration is to be made to a Person, other than the Person in whose name a Certificate surrendered is registered, it shall be a condition of payment that (x) the Certificate so surrendered shall be properly endorsed or shall otherwise be in proper form for transfer and (y) the Person requesting such payment shall have established to the reasonable satisfaction of the Surviving Company that any transfer and other Taxes required by reason of the payment of the Merger Consideration to a Person other than the registered holder either has been paid or is not applicable. Until satisfaction of the applicable procedures contemplated by this Section 3.02 and subject to Section 3.05, each Certificate or Book-Entry Share shall be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration. No interest shall be paid or shall accrue on the cash payable with respect to Company Shares pursuant to this Article III.

(c) Lost, Stolen or Destroyed Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Company, the posting by such Person of a bond, in such reasonable amount as Parent may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Surviving Company shall cause the Paying Agent to pay, in exchange for such lost, stolen or destroyed Certificate, the applicable Merger Consideration.

(d) Termination of Exchange Fund. At any time following the first anniversary of the Closing Date, the Surviving Company shall be entitled to require the Paying Agent to deliver to it any portion of the Exchange Fund (including any interest received with respect thereto) that had been delivered to the Paying Agent and which has not been disbursed to former holders of Company Shares, and thereafter such former holders shall be entitled to look only to Parent and the Surviving Company for, and Parent and the Surviving Company shall remain liable for, payment of their claims of the Merger Consideration. Any amounts remaining unclaimed by such holders at such time at which such amounts would otherwise escheat to or become property of any Governmental Authority shall become, to the extent permitted by applicable Law, the property of Parent or its designee, free and clear of all claims or interest of any Person previously entitled thereto.

(e) No Liability. Notwithstanding anything to the contrary contained in this Agreement, none of the parties, the Surviving Company, or the Paying Agent shall be liable in any way whatsoever to any Person for Merger Consideration delivered to a public official or Governmental Authority pursuant to any applicable state, federal, or other abandoned property, escheat, or similar Law.

(f) Transfer Books; No Further Ownership Rights in Company Shares. The Merger Consideration paid in respect of each Company Share in accordance with the terms of this Article III shall be deemed to have been paid in full satisfaction of all rights pertaining to such Company Shares previously represented by such Certificates or Book-Entry Shares, subject to Section 3.05. At the Effective Time, the share transfer books of the Company shall be closed and thereafter there shall be no further registration of transfers on the share transfer books of the Surviving Company of Company Shares that were issued and outstanding immediately prior to the Effective Time. From and after the Effective Time, the holders of Company Shares formerly represented by Certificates or Book-Entry Shares immediately prior to the Effective Time shall cease to have any rights with respect to such underlying Company Shares, except as otherwise provided for herein or by applicable Law. Subject to the last sentence of Section 3.02(d), if, at any time after the Effective Time, Certificates or Book-Entry Shares are presented to the Surviving Company for any reason, they shall be canceled and exchanged as provided in this Article III.

(g) Withholding Taxes. Parent, the Surviving Company and the Paying Agent (without duplication) shall be entitled to deduct and withhold from the amounts otherwise payable pursuant to this Agreement (including in respect of Company Plans, Company Awards, or Company Share Purchase Plan Awards) such amounts as are required to be deducted and withheld with respect to the making of such payment under (i) the Code, or under any provision of other applicable Tax Law; or (ii) pursuant to the terms of any Company Plan, Company Award, or Company Share Purchase Plan Award. Any amounts that are deducted and withheld from the amounts otherwise payable pursuant to this Agreement pursuant to the preceding sentence shall be timely paid over to the appropriate Governmental Authority. To the extent amounts are so withheld and paid over to the appropriate Governmental Authority, the withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding were made.

Section 3.03 Company Equity Awards.

(a) Prior to the Effective Time, the Company Board (or, if appropriate, any duly-authorized committee thereof administering the Company Share Plans) shall adopt such resolutions and take all such other actions as may be required to provide the following, effective upon the Effective Time, subject to Section 3.02(g):

(i) each restricted share unit granted under a Company Share Plan that is subject to performance-based vesting requirements (a “Company Performance Unit”) that is outstanding immediately prior to the Effective Time shall, to the extent not vested, become fully vested, and shall be canceled and converted into the right to receive a lump-sum amount in cash, without interest, equal to the Merger Consideration; provided that, for purposes of determining the number of Company Performance Units outstanding immediately prior to the Effective Time, (1) with respect to any portion of a Company Performance Unit award with a performance period that has been completed, the number of shares shall be determined based on the actual level of performance achieved, and (2) with respect to any portion of a Company Performance Unit award with a performance period that has not been completed, any applicable performance-based vesting requirements shall be deemed to be achieved immediately prior to the Effective Time at target payout levels;

(ii) each phantom Company Share granted under a Company Share Plan that is subject to performance-based vesting requirements (a “Company Phantom Share”) that is outstanding immediately prior to the Effective Time shall, to the extent not vested, become fully vested, and shall be canceled and converted into the right to receive a lump-sum amount in cash, without interest, equal to the Merger Consideration; provided that, for purposes of determining the number of Company Phantom Shares outstanding immediately prior to the Effective Time, (1) with respect to any portion of a Company Phantom Share award with a performance period that has been completed, the number of shares shall be determined based on the actual level of performance achieved, and (2) with respect to any portion of a Company Phantom Share award with a performance period that has not been completed, any applicable performance-based vesting requirements shall be deemed to be achieved immediately prior to the Effective Time at target payout levels; and

(iii) each restricted share unit award granted under a Company Share Plan (a “Company RSU Award”) that is outstanding immediately prior to the Effective Time shall, to the extent not vested, become fully vested, and shall be canceled and converted into the right to receive a lump-sum amount in cash, without interest, equal to the product of (x) the sum of (1) the Merger Consideration and (2) any Per Share Accrued Dividend Equivalents in respect of such Company RSU Award times (y) the number of Company Shares subject to such Company RSU Award, which had not previously been settled.

(b) Treatment of Company ESPP.

(i) The Company shall take all actions necessary to (A) cause the Company’s Employee Share Purchase Plan, the 2008 Sharesave Scheme, as amended, and the International Employee Share Purchase Plan (collectively, the “Company ESPP”) not to (1) commence an offering period to purchase Company Shares that would otherwise begin after the end of any offering period in effect as of the date hereof, (2) accept payroll deductions to be used to purchase Company Shares under the Company ESPP after the end of any offering period in effect as of the date hereof or (3) ensure that no new participants be permitted to participate in the Company ESPP and that the existing participants thereunder may not increase their elections with respect to any offering period in effect as of the date hereof, and (B) cause the Company ESPP to terminate immediately after the purchases set forth in Section 3.03(b)(ii), if any, and immediately prior to the Effective Time.

(ii) In the case of any outstanding purchase rights (the “Company Share Purchase Plan Awards”) under the Company ESPP, (A) immediately prior to the Effective Time (1) any offering period under the Company’s Employee Share Purchase Plan and the International Employee Share Purchase Plan

shall end and each participant’s accumulated payroll deduction shall be used to purchase newly issued Company Shares in accordance with the terms of the Company’s Employee Share Purchase Plan or the International Employee Share Purchase Plan (as applicable) and (2) such Company Shares shall be treated the same as all other Company Shares in accordance with Section 3.01(c), and (B) prior to the Effective Time (1) the Company shall promptly take all actions necessary to enable and require participants in the 2008 Sharesave Scheme, as amended, to utilize their accumulated payroll deduction to purchase newly issued Company Shares in accordance with the terms of the 2008 Sharesave Scheme, as amended, such that there are no outstanding purchase rights thereunder as at the Effective Time and (2) such Company Shares shall be treated the same as all other Company Shares in accordance with Section 3.01(c).

Section 3.04 Payments with Respect to Company Equity Awards. Promptly after the Effective Time (but in any event, no later than second regular payroll date of the Surviving Company following the Effective Time), the Surviving Company shall pay to the holders of Company Awards, through its payroll systems, any amounts due pursuant to Section 3.03 in respect of any then-vested Company Awards; provided, however, that, to the extent any such payment would cause an impermissible acceleration event under Section 409A of the Code (“Section 409A”), such amounts will be paid at the earliest time such payment would not cause an impermissible acceleration event under Section 409A.

Section 3.05 Shares of Dissenting Holders.

(a) At the Effective Time, all Dissenting Shares shall automatically be canceled and, unless otherwise required by applicable Law, converted into the right to receive the Merger Consideration pursuant to Section 3.01(c) with respect to Company Shares, the preferred shares of the Surviving Company as described in Section 3.01(d) with respect to 5.95% Preference Shares or the preferred shares of the Surviving Company as described in Section 3.01(e) with respect to 5.625% Preference Shares, and any holder of Dissenting Shares shall, in the event that the fair value of a Dissenting Share as appraised by the Supreme Court of Bermuda under Section 106(6) of the Bermuda Companies Act (the “Appraised Fair Value”) is greater than, the Merger Consideration with respect to Company Shares, the value of the preferred shares of the Surviving Company as described in Section 3.01(d) with respect to 5.95% Preference Shares or the value of the preferred shares of the Surviving Company, as described in Section 3.01(e) with respect to 5.625% Preference Shares, be entitled to receive such difference from the Surviving Company by payment made within thirty (30) days after such Appraised Fair Value is finally determined pursuant to such appraisal procedure.

(b) In the event that a holder fails to exercise, effectively withdraws or otherwise waives any right to appraisal (each, an “Appraisal Withdrawal”), such holder shall have no other rights with respect to such Dissenting Shares, other than as contemplated by Section 3.01.

(c) The Company shall give Parent (i) written notice of (A) any demands for appraisal of Dissenting Shares or Appraisal Withdrawals and any other written instruments, notices, petitions, or other communication received by the Company in connection with the foregoing and (B) to the extent that the Company has Knowledge thereof, any applications to the Supreme Court of Bermuda for appraisal of the fair value of the Dissenting Shares and (ii) to the extent permitted by applicable Law, the opportunity to participate with the Company in any settlement negotiations and proceedings with respect to any demands for appraisal under the Bermuda Companies Act. The Company shall not, without the prior written consent of Parent, voluntarily make any payment with respect to, offer to settle, or settle any such demands or applications, or waive any failure to timely deliver a written demand for appraisal or to timely take any other action to exercise appraisal rights in accordance with the Bermuda Companies Act. Payment of any amount payable to holders of Dissenting Shares shall be the obligation of the Surviving Company.

Section 3.06 Adjustments. Notwithstanding any provision of this Article III to the contrary, if, between the date of this Agreement and the Effective Time, the issued and outstanding Company Shares shall have been changed into a different number of shares or a different class by reason of the occurrence or record date of any share dividend, subdivision, reclassification, recapitalization, split, combination, exchange of shares, or similar transaction, the Merger Consideration shall be appropriately adjusted to reflect such share dividend, subdivision, reclassification, recapitalization, split, combination, exchange of shares, or similar transaction.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to Parent and Merger Sub that, as of the date hereof and as of the Closing Date, except as (A) set forth in the disclosure letter delivered by the Company to Parent and Merger Sub on the date of this Agreement (the “Company Disclosure Letter”) (it being understood that any information set forth on one section or subsection of the Company Disclosure Letter shall be deemed to apply to and qualify the section or subsection of this Agreement to which it corresponds in number and each other section or subsection of this Agreement or the Company Disclosure Letter to the extent that it is reasonably apparent that such information is relevant to such other section or subsection) or (B) disclosed in any report, schedule, form, statement or other document (including exhibits) filed with, or furnished to, the SEC since January 1, 2018 by the Company and publicly available at least one (1) business day prior to the date of this Agreement (the “Filed SEC Documents”), other than disclosure contained in the “Risk Factors” or “Forward-Looking Statements” sections of such Filed SEC Documents or that otherwise constitute risk factors or forward-looking statements, to the extent it is reasonably apparent on its face that such disclosure would be applicable to the applicable representation and warranty; provided, however, that the disclosures therein shall not be deemed to qualify any representations and warranties made in Section 4.02, Section 4.03(a), Section 4.03(b), Section 4.14, Section 4.23, or Section 4.24:

Section 4.01 Organization; Standing.

(a) The Company is an exempted company duly incorporated, validly existing, and in good standing under the Laws of Bermuda. The Company has all requisite power and authority necessary to carry on its business as it is now being conducted, and to own, lease, and operate its assets and properties in all material respects. The Company is duly licensed or qualified to do business and is in good standing (where such concept is recognized under applicable Law) in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed, qualified, or in good standing would not constitute a Material Adverse Effect or reasonably be expected to prevent or materially delay, interfere with, hinder, or impair (x) the consummation by the Company of any of the Transactions on a timely basis or (y) the compliance by the Company with its obligations under this Agreement. A copy of each of the Company Organizational Documents is included in the Filed SEC Documents. The Company is not in violation of the Company Organizational Documents, and no Subsidiary of the Company is in violation of any of its Organizational Documents, except, in each case, as would not be material to the Company and its Subsidiaries, taken as a whole.

(b) Each of the Company’s Subsidiaries is duly incorporated or organized, validly existing and in good standing (where such concept is recognized under applicable Law) under the Laws of the jurisdiction of its incorporation or organization, except where the failure to be so incorporated or organized, existing and in good standing would not constitute a Material Adverse Effect.

Section 4.02 Capitalization.

(a) The authorized share capital of the Company consists of $1,630,185.83 divided into 1,076,416,910 shares of par value $0.015144558 each. At the close of business on August 24, 2018 (the “Capitalization Date”), (i) 59,692,594 Company Shares were issued and outstanding, (ii) 11,000,000 5.95% Preference Shares were issued and outstanding, (iii) 10,000,000 5.625% Preference Shares were issued and outstanding, (iv) no Company

Shares were held by the Company as treasury shares or held by its Subsidiaries, (v) 847,153 Company Shares were issuable in respect of outstanding Company RSU Awards and Company Performance Units, measured at the target level of performance and (vi) 286,919 Company Shares were subject to Company Phantom Share awards measured at target level of performance (which Company Phantom Share awards are, by their terms, settled solely in cash). The number of Company Shares that could be acquired with accumulated payroll deductions under the Company ESPP at the close of business on the purchase date for any offering period in effect as of the date of this Agreement (assuming (A) the market price of a Company Share as of the close of business on the business day immediately preceding such date is equal to the Merger Consideration, (B) such date represents the last day of the current offering period, and (C) payroll deductions continue at the current rate) does not exceed 75,858 Company Shares. Since the Capitalization Date through the date of this Agreement, other than in connection with the vesting, settlement, or exercise of Company Awards outstanding on the Capitalization Date and included in the second sentence of this Section 4.02(a) or the issuance of Company Share Purchase Plan Awards included in the immediately preceding sentence, neither the Company nor any of its Subsidiaries has issued any Company Securities.

(b) Except as set forth in Section 4.02(a), as of the date of this Agreement, there were (i) no issued and outstanding Company Shares or other equity or voting interests in the Company, (ii) no outstanding securities of the Company convertible into or exchangeable for Company Shares or other equity or voting interests in the Company, (iii) no outstanding options, warrants, rights, or other commitments or agreements to acquire from the Company, or that obligate the Company to issue, any Company Shares or other equity or voting interests in, or any securities convertible into or exchangeable for Company Shares or other equity or voting interests in the Company, (iv) no obligations of the Company to grant, extend, or enter into any subscription, warrant, right, convertible or exchangeable security, or other similar agreement or commitment relating to any Company Shares, or other equity or voting interests in, the Company (collectively, “Company Rights” and the items in clauses (i), (ii), (iii) and (iv) being referred to, collectively, as “Company Securities”) and (v) no other obligations by the Company or any of its Subsidiaries to make any payments based on the price or value of any Company Securities or dividends paid thereon. Other than in connection with the Company Awards outstanding on the Capitalization Date and included in the second sentence of Section 4.02(a) or Company Share Purchase Plan Awards included in the third sentence of Section 4.02(a), there are no outstanding agreements or instruments of any kind that obligate the Company or any of its Subsidiaries to repurchase, redeem, or otherwise acquire any Company Securities (or obligate the Company to grant, extend, or enter into any such agreements relating to any Company Securities) or that grant from the Company or any of its Subsidiaries any preemptive rights, subscription rights, anti-dilutive rights, rights of first refusal, or similar rights with respect to any Company Securities. With respect to each Company Award, Section 4.02(b) of the Company Disclosure Letter sets forth (i) the name of the holder of such Company Award, (ii) the type of award, (iii) the number of Company Shares subject to such Company Award, (iv) the grant date of such Company Award, (v) the vesting schedule applicable to such Company Award, and (vi) the Company Share Plan under which such Company Award was granted. Except as described in this Section 4.02, no direct or indirect Subsidiary of the Company owns any Company Securities. None of the Company or any Subsidiary of the Company is a party to any shareholders’ agreement, voting trust agreement, registration rights agreement, or other similar agreement or understanding relating to any Company Securities or any other agreement relating to the disposition, voting, or dividends with respect to any Company Securities. All issued and outstanding Company Shares have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. There are no accrued or unpaid dividends or dividend equivalent rights with respect to any Company Shares, Company Performance Units, or Company RSU Awards, except for the Per Share Accrued Dividend Equivalents.

(c) The Company Shares, the 5.95% Preference Shares, and the 5.625% Preference Shares constitute the only issued and outstanding classes of equity securities of the Company and its Subsidiaries registered under the Exchange Act.

(d) Section 4.02(d) of the Company Disclosure Letter sets forth a true and complete list, as of the date of this Agreement, of the name and jurisdiction of incorporation or organization of each Subsidiary of the

Company. All of the issued and outstanding shares, share capital or shares of capital stock of, or other equity or voting interests in, each Subsidiary of the Company (except for directors’ qualifying shares or the like) are owned, directly or indirectly, beneficially and of record, by the Company, free and clear of all Liens and material transfer restrictions, except for such Liens and transfer restrictions of general applicability as may be provided under the Securities Act, other applicable securities Laws, or Insurance Laws (including any restriction on the right to vote, sell, or otherwise dispose of such shares, share capital, shares of capital stock, or other equity or voting interests). Each issued and outstanding share, share capital, or share of capital stock of each Subsidiary of the Company that is held, directly or indirectly, by the Company is duly authorized, validly issued, fully paid, nonassessable, and free of preemptive rights, and there are no subscriptions, options, warrants, rights, calls, contracts, or other commitments, understandings, restrictions, or arrangements relating to the issuance, acquisition, redemption, repurchase, or sale of any shares, share capital, or shares of capital stock or other equity or voting interests of any Subsidiary of the Company, including any right of conversion or exchange under any outstanding security, instrument or agreement, and agreement granting any preemptive rights, subscription rights, anti-dilutive rights, rights of first refusal, or similar rights (to Persons other than the Company or any Subsidiary of the Company) with respect to any securities of any Subsidiary of the Company. None of the Subsidiaries of the Company has any outstanding equity compensation plans relating to the share capital of, or other equity or voting interests in, any Subsidiary of the Company.

Section 4.03 Authority; Noncontravention; Voting Requirements.

(a) The Company has all necessary power and authority to execute and deliver this Agreement and the Statutory Merger Agreement and, subject to obtaining the Company Shareholder Approval, to perform its obligations hereunder and to consummate the Transactions. The execution, delivery and performance by the Company of this Agreement and the Statutory Merger Agreement, and the consummation by the Company of the Transactions, have been duly authorized and approved by the Company Board, and, except for obtaining the Company Shareholder Approval, executing and delivering the Statutory Merger Agreement and filing the Merger Application with the Registrar pursuant to the Bermuda Companies Act, no other action on the part of the Company is necessary to authorize the execution, delivery, and performance by the Company of this Agreement and the Statutory Merger Agreement and the consummation by the Company of the Transactions. This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution, and delivery hereof by the other parties, constitutes a legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, rehabilitation, conservatorship, liquidation, receivership, and other similar Laws of general application affecting or relating to the enforcement of creditors’ rights generally, and (ii) is subject to general principles of equity, whether considered in a proceeding at law or in equity (the “Bankruptcy and Equity Exception”).

(b) As of the date of this Agreement, the Company Board has unanimously, by all directors present at a duly called meeting, adopted resolutions whereby it has (i) determined that the Merger Consideration constitutes fair value for each Company Share in accordance with the Bermuda Companies Act, (ii) determined that the preferred shares of the Surviving Company as described in Section 3.01(d) constitutes fair value for each 5.95% Preference Share in accordance with the Bermuda Companies Act, (iii) determined that the preferred shares of the Surviving Company as described in Section 3.01(e) constitutes fair value for each 5.625% Preference Share in accordance with the Bermuda Companies Act, (iv) determined that the Merger, on the terms and subject to the conditions set forth herein, is fair to, and in the best interests of, the Company, (v) approved the Merger, this Agreement, and the Statutory Merger Agreement, (vi) determined that the Bye-Law Amendment is advisable to and in the best interests of the Company, and authorized and approved the Bye-Law Amendment, and (vii) resolved, subject to Section 6.02, to recommend, and submit to the Company’s shareholders for, approval of the Merger, this Agreement, the Statutory Merger Agreement, and the Bye-Law Amendment to the Company’s shareholders (such recommendation, the “Company Board Recommendation”).

(c) Neither the execution and delivery of this Agreement or the Statutory Merger Agreement by the Company, nor the consummation by the Company of the Transactions, nor performance or compliance by the

Company with any of the terms or provisions hereof, will (i) contravene, conflict with or violate any provision of (A) the Company Organizational Documents (as they may be amended pursuant to the Bye-Law Amendment) or (B) the similar Organizational Documents of any of the Company’s Subsidiaries or (ii) assuming (A) compliance with the matters set forth in Section 5.02(c) (other than Section 5.02(c)(ii)(A)) (and assuming the accuracy of the representations and warranties made in such Section 5.02(c)), (B) that the actions described in Section 4.03(a) have been completed, (C) that the Consents referred to in Section 4.04 and the Company Shareholder Approval are obtained, and (D) that the filings referred to in Section 4.04 are made and any waiting periods thereunder have terminated or expired, in the case of each of the foregoing clauses (A) through (D), prior to the Effective Time, (x) violate any Law, writ, injunction, directive, judgment, decree, or order applicable to the Company or any of its Subsidiaries, (y) violate or constitute a breach of or default (with or without notice or lapse of time or both) under any of the terms, conditions, or provisions of, or give rise to a right of termination, modification, acceleration or cancellation under, any Material Contract or Ceded Reinsurance Contract or accelerate the Company’s or, if applicable, any of its Subsidiaries’ rights or obligations under any such Material Contract or Ceded Reinsurance Contract, or (z) result in the creation of any Lien (other than any Permitted Lien) on any properties or assets of the Company or any of its Subsidiaries, except, in the case of clauses (i)(B) and (ii), as would not constitute a Material Adverse Effect or reasonably be expected to prevent or materially delay, interfere with, hinder, or impair (x) the consummation by the Company of any of the Transactions on a timely basis or (y) the compliance by the Company with its obligations under this Agreement.

(d) Subject to bye-law 50 of the Company Bye-Laws, the affirmative vote in favor of the approval of the Bye-Law Amendment of at least 66% of the voting power of shares entitled to vote, at a duly convened meeting of the Company shareholders at which a quorum is present in accordance with the Company’s Bye-Laws, is the only vote or approval of the holders of any class or series of shares of the Company or any of its Subsidiaries that is necessary to approve Bye-Law Amendment.

(e) Subject to bye-law 50 of the Company Bye-Laws, (i) if the Bye-Law Amendment is approved, the affirmative vote in favor of the approval of this Agreement, the Statutory Merger Agreement, and the Merger of at least a majority of the voting power of votes cast, at a duly convened meeting of the Company shareholders at which a quorum is present in accordance with the Company’s Bye-Laws, or (ii) if the Bye-Law Amendment is not approved, the affirmative vote in favor of the approval of this Agreement, the Statutory Merger Agreement, and the Merger of at least 66% of the voting power of shares entitled to vote, at a duly convened meeting of the Company shareholders at which a quorum is present in accordance with the Company’s Bye-Laws ((i) or (ii) as applicable, the “Company Shareholder Approval”), is the only vote or approval of the holders of any class or series of shares of the Company or any of its Subsidiaries that is necessary to approve this Agreement and the other transactions contemplated hereby, the Statutory Merger Agreement and the Merger.

Section 4.04 Governmental Approvals. Except for (a) compliance with the applicable requirements of the Exchange Act, including the filing with the SEC of a proxy statement relating to the Company Shareholders Meeting (as amended or supplemented from time to time, the “Proxy Statement”), (b) compliance with the rules and regulations of the New York Stock Exchange, (c) the filing of the Merger Application with the Registrar pursuant to the Bermuda Companies Act, (d) the approval of the Bermuda Monetary Authority pursuant to the Exchange Control Act 1972 regarding the change of ownership of the Company, (e) filings required under, and compliance with other applicable requirements of, the HSR Act and such other Consents, filings, declarations, or registrations as are required to be made or obtained under any other Antitrust Laws, (f) compliance with any applicable state securities or blue sky Laws, (g) approvals, filings, and notices under all applicable Insurance Laws as set forth in Section 4.04 of the Company Disclosure Letter (the “Company Insurance Approvals”), and (h) the Parent Insurance Approvals (assuming the accuracy of the representations and warranties made in Section 5.03(g) and the completeness of Section 5.03 of the Parent Disclosure Letter), no Consent of, or filing, declaration, or registration with, or notification to, or waiver from, any Governmental Authority is necessary for the execution and delivery of this Agreement by the Company, the performance by the Company of its obligations hereunder, and the consummation by the Company of the Transactions, other than such other Consents, filings, declarations, or registrations that, if not obtained, made, or given, would not constitute a

Material Adverse Effect or reasonably be expected to prevent or materially delay, interfere with, hinder, or impair (x) the consummation by the Company of any of the Transactions on a timely basis or (y) the compliance by the Company with its obligations under this Agreement.

Section 4.05 Company SEC Documents; Undisclosed Liabilities.

(a) The Company has timely filed with or furnished to (as applicable) the SEC all reports, schedules, forms, statements, and other documents required to be filed or furnished by the Company with the SEC pursuant to the Securities Act or the Exchange Act since January 1, 2017 (collectively, the “Company SEC Documents”). As of their respective effective dates (in the case of Company SEC Documents that are registration statements filed pursuant to the requirements of the Securities Act) or their respective SEC filing dates (in the case of all other Company SEC Documents), the Company SEC Documents complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, applicable to such Company SEC Documents, and none of the Company SEC Documents as of such respective dates (or, if amended prior to the date of this Agreement, the date of the filing of such amendment, with respect to the disclosures that are amended) contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the date of this Agreement, there are no unresolved written comments from the SEC with respect to the Company SEC Documents.

(b) The consolidated financial statements of the Company (including all related notes or schedules) included or incorporated by reference in the Company SEC Documents (the “Company Financial Statements”) complied as to form, as of their respective dates of filing with the SEC, in all material respects with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP, consistently applied for the applicable period (except, in the case of unaudited quarterly statements, as permitted by Form 10-Q of the SEC or other rules and regulations of the SEC) applied on a consistent basis during the periods involved (except (i) as may be indicated in the notes thereto or (ii) as permitted by Regulation S-X) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations, changes in shareholders’ equity, and cash flows for the periods shown (subject, in the case of unaudited quarterly financial statements, to normal year-end adjustments).

(c) Neither the Company nor any of its Subsidiaries has any liabilities of any nature (whether accrued, absolute, contingent, or otherwise) that would be required under GAAP as in effect on the date of this Agreement to be reflected on a consolidated balance sheet of the Company (including the notes thereto), except liabilities (i) reflected or reserved against in the balance sheet (or the notes thereto) of the Company and its Subsidiaries as of December 31, 2017, included in the Filed SEC Documents, (ii) incurred after December 31, 2017, in the ordinary course of business, (iii) as contemplated by this Agreement or otherwise incurred in connection with the Transactions, (iv) as related to Taxes, or (v) that would not constitute a Material Adverse Effect.

(d) The Company is in compliance in all material respects with the provisions of the Sarbanes-Oxley Act and the rules and regulations of the New York Stock Exchange, in each case, that are applicable to the Company. With respect to each Company SEC Document on Form 10-K or 10-Q, each of the principal executive officers and the principal financial officer of the Company has made all certifications required by Rule 13a, 14 or 15(d) of the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act with respect to such Company SEC Documents.

(e) The Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act and will not, at the date it is first mailed to holders of Company Shares, at the time of any amendment thereof or supplement thereto, and at the time of the Company Shareholders Meeting, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

Notwithstanding the foregoing, the Company makes no representation or warranty with respect to statements made or incorporated by reference therein based on information supplied by or on behalf of Parent or Merger Sub or any Affiliates thereof for inclusion or incorporation by reference in the Proxy Statement.

(f) No material weaknesses exist with respect to the internal control over financial reporting of the Company that would be required to be disclosed by the Company pursuant to Item 308(a)(3) of Regulation S-K promulgated by the SEC that has not been disclosed in the Company SEC Documents as filed with or furnished to the SEC prior to the date hereof. The Company has established and maintains “disclosure controls and procedures” and “internal control over financial reporting” (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act, designed to ensure that information required to be disclosed by the Company in the reports that it files and submits under the Exchange Act is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, including that information required to be disclosed by the Company in the reports that it files and submits under the Exchange Act is accumulated and communicated to management of the Company, as appropriate, to allow timely decisions regarding required disclosure. The Company has disclosed, based on its most recent evaluation, to the Company’s outside auditors and the audit committee of the Company Board, (i) all significant deficiencies and material weaknesses in the design and operation of internal control over financial reporting that are reasonably likely to adversely affect in any material respect the Company’s ability to record, process, summarize, and report financial data and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. The Company has provided or made available to Parent correct and complete copies of any such disclosure contemplated by clauses (i) and (ii) of the immediately preceding sentence made by management to the Company’s independent auditors and the audit committee of the Company Board since December 31, 2017 through the date of this Agreement.

(g) Since December 31, 2017, (i) neither the Company nor any of its Subsidiaries has received any written complaint, allegation, assertion, or claim, in each case material to the Company and its Subsidiaries, taken as a whole, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any of its Subsidiaries or their respective internal accounting controls, including any credible complaint, allegation, assertion, or claim that the Company or any of its Subsidiaries has engaged in questionable accounting or auditing practices, and (ii) no attorney representing the Company or any of its Subsidiaries, whether or not employed by the Company or any of its Subsidiaries, has reported evidence of a material violation of securities Laws, breach of fiduciary duty, or similar violation by the Company or any of its Subsidiaries or their respective officers, directors, employees, or agents to the Company Board or any committee thereof or to any director or officer of the Company pursuant to the rules of the SEC adopted under Section 307 of the Sarbanes-Oxley Act.

(h) There are no “off balance sheet arrangements,” as defined in Item 303 of Regulation S-K under the Securities Act, to which the Company or any of its Subsidiaries is a party.

Section 4.06 Absence of Certain Changes. (a) From December 31, 2017 through the date of this Agreement, except for the execution, delivery, and performance of this Agreement and the discussions, negotiations, and transactions related thereto, the business of the Company and its Subsidiaries has been conducted in all material respects in the ordinary course of business and (b) since December 31, 2017, there has not been any Material Adverse Effect.

Section 4.07 Legal Proceedings. Except as would not constitute a Material Adverse Effect, as of the date of this Agreement, there is no (a) pending or, to the Knowledge of the Company, threatened legal or administrative proceeding, suit, arbitration, action, claim, controversy, dispute, hearing, charge, complaint, examination, indictment, litigation, or, to the Knowledge of the Company, investigation against the Company or any of its Subsidiaries (other than ordinary course claims made under or in connection with Contracts of insurance or reinsurance issued by the Company or any of its Subsidiaries) or (b) outstanding injunction, order, judgment, ruling, decree, or writ imposed upon the Company or any of its Subsidiaries or, to the Knowledge of the Company, any director or officer of the Company or any of its Subsidiaries, in each case, by or before any Governmental Authority.

Section 4.08 Compliance with Laws; Permits.

(a) The Company and each of its Subsidiaries are, and, since January 1, 2017, have been, in compliance with all applicable Laws, judgments, decrees, and orders of Governmental Authorities and Permits, except as would not constitute a Material Adverse Effect. Since January 1, 2017 through the date hereof, neither the Company nor any of its Subsidiaries has received any written notification or, to the Knowledge of the Company, oral notification from any Governmental Authority of any violation of Law applicable to the Company or any of its Subsidiaries or by which any of their respective businesses, operations, properties or assets are bound, except as would not constitute a Material Adverse Effect.

(b) The Company and each of its Subsidiaries hold, and, since January 1, 2017, have held, all licenses, franchises, permits, certificates, approvals, authorizations, and registrations from Governmental Authorities necessary for the lawful conduct of their respective businesses (collectively, “Permits”), and all such Permits are in full force and effect in all material respects, except where the failure to hold the same or the failure of the same to be in full force and effect would not constitute a Material Adverse Effect.

(c) The Company and each of its Subsidiaries is in compliance in all material respects with (i) the Foreign Corrupt Practices Act of 1977, as amended (including without limitation its provisions relating to the accuracy of books and records and maintenance of internal controls sufficient to prevent bribery), (ii) the Organization for Economic Cooperation and Development Convention Against Bribery of Foreign Public Officials in International Business Transactions and legislation implementing such convention, (iii) the United Kingdom Bribery Act of 2010, (iv) the Bermuda Bribery Act 2016, and (v) all other similar Laws, writs, injunctions, directives, judgments, decrees, or orders to which the Company or its Subsidiaries are subject relating to anti-corruption compliance (collectively, the “Anti-Corruption Laws”).

(d) Except as would not constitute a Material Adverse Effect: (i) the Company has complied at all times with all applicable Laws pertaining to privacy and data security and the collection, use, and transfer of Nonpublic Personal Information (as defined as 15 U.S.C. §6809), including the Gramm-Leach-Bliley Act, the Telephone Consumer Protection Act and the NY Department of Financial Services Cybersecurity Regulation, 23 NYCRR 500; (ii) the Company does not use, collect, or receive any Nonpublic Personal Information and does not become aware of the identity or location of, or identify or locate, any person as a result of any receipt of such Nonpublic Personal Information in violation of applicable Laws; (iii) any website owned or operated by the Company since January 1, 2017 has maintained a publicly posted privacy policy that accurately describes the practices of Company with respect to the collection, use and disclosure of Nonpublic Personal Information collected by such websites; (iv) the Company has established and is in compliance with a written information security program that (x) includes administrative, technical, and physical safeguards reasonably designed to safeguard the security, confidentiality, and integrity of transactions involving Nonpublic Personal Information and (y) is reasonably designed to protect against unauthorized access to Nonpublic Personal Information and the systems of any third-party service providers that have access to Nonpublic Personal Information; (v) the Company is currently and since January 1, 2017 has been certified to be in compliance with Payment Card Industry Data Security Standard; and (vi) the Company has neither provided, nor been required to provide, notice to an individual, business entity, or state or federal governmental entity relating to a cybersecurity incident or the unauthorized access to or acquisition of Nonpublic Personal Information.

(e) Since January 1, 2015, none of the Company and its Subsidiaries nor, to the Knowledge of the Company, any director, officer, agent, or employee of the Company or any of its Subsidiaries has for the benefit of the Company or any of its Subsidiaries engaged in any financial transaction or other business conduct, including the sale, import, or export of goods or services, or facilitated such financial transaction or business conduct, or otherwise engaged in any business or financial arrangement with a Sanctioned Person or otherwise in violation of Sanctions.

(f) The Company and its Subsidiaries have in place and have adhered to policies, procedures, and internal controls reasonably designed to prevent their respective directors, officers, employees, agents, and representatives from undertaking any activity, practice, or conduct relating to the business of the Company or any Subsidiary that would constitute an offense under any Anti-Money Laundering Laws, and none of the Company or its Subsidiaries has violated any applicable Anti-Money Laundering Laws in any material respect.

(g) None of the Company nor any of its Subsidiaries has (i) received any written correspondence, (ii) conducted an internal investigation, (iii) provided any voluntary disclosure, or (iv) been the subject of any investigation, inquiry, or enforcement proceedings (to which they have received notification of such investigation, inquiry, or enforcement proceedings) by any Governmental Authority, in each case, relating to an offense under or alleged violation of any of the Anti-Money Laundering Laws, Anti-Corruption Laws, or Sanctions.

Section 4.09 Tax Matters. Except as would not constitute a Material Adverse Effect:

(a) The Company and each of its Subsidiaries have timely filed, or had timely filed on their behalf (taking into account any extension of time within which to file), all Tax Returns required to be filed by any of them with the appropriate Governmental Authority in all jurisdictions in which Tax Returns are required to be filed. All such filed Tax Returns (taking into account all amendments thereto) are true, correct and complete, and all Taxes owed by the Company and each of its Subsidiaries that are due (whether or not shown as due on any Tax Return) and payable have been timely paid or have been adequately reserved against in accordance with GAAP and Applicable SAP.

(b) The Company and each of its Subsidiaries have complied in all respects with all applicable Laws relating to the withholding of Taxes and have duly withheld and paid over to the appropriate Governmental Authority all Taxes required to be so withheld and paid over.

(c) There are no Liens for Taxes on any of the assets of the Company or any of its Subsidiaries other than Permitted Liens.

(d) As of the date of this Agreement, the Company has not received written notice of any pending or threatened audits, examinations, investigations, claims, actions, suits or other proceedings in respect of any Taxes of the Company or any of its Subsidiaries. No deficiency for any Tax has been asserted or assessed by any Governmental Authority in writing against the Company or any of its Subsidiaries, except for deficiencies that have been satisfied by payment in full, settled or withdrawn, or that have been adequately reserved for in accordance with GAAP and Applicable SAP.

(e) Neither the Company nor any of its Subsidiaries has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to an assessment or deficiency for Taxes, which waiver or agreement, as applicable, remains in effect (other than pursuant to extensions of time to file Tax Returns obtained in the ordinary course of business).

(f) Neither the Company nor any of its Subsidiaries has entered into a closing agreement or other similar agreement with a Governmental Authority relating to Taxes of the Company or any of its Subsidiaries nor has been issued any private letter ruling, technical advice memorandum or similar agreement or ruling by any taxing authority, in each case which could affect the Company’s or any of its Subsidiaries’ liability for Taxes after the Closing.

(g) Neither the Company nor any of its Subsidiaries has received written notice from any Governmental Authority in a jurisdiction in which the Company or any of its Subsidiaries does not file a particular Tax Return that the Company or any of its Subsidiaries is or may be subject to particular Tax by or required to file or be included in a particular Tax Return in that jurisdiction that has not been resolved. Neither the Company nor any of its Subsidiaries is or has been treated as being resident for Tax purposes in a country other than the country in which it is organized and neither the Company nor any of its Subsidiaries has or has had any branch, agency, or permanent establishment, as defined in any applicable Tax treaty or convention, or otherwise has or has had an office or fixed place of business in a country, other than the country in which it is organized, in each case whether for domestic law purposes or pursuant to the application of any applicable Tax Treaty or convention (and no Governmental Authority has ever sought to assert the same).

(h) Neither the Company nor any of its Subsidiaries has any liability for Taxes of another Person (other than the Company or any of its current or former Subsidiaries) under U.S. Treasury Regulations Section 1.1502-6 (or any similar provision of applicable Law), as a transferee or successor or by Contract (other than any ordinary course Contract that does not relate principally to Taxes). Neither the Company nor any of its Subsidiaries has been a member of an affiliated, consolidated, combined, unitary, or similar Tax group, other than such a group of which it is presently a member. None of the Company or any of its Subsidiaries is a party to, or is bound by, any Tax sharing, allocation, or indemnification Contract or arrangement that remains in effect (other than a Contract or arrangement exclusively between or among the Company and one or more of Subsidiaries or customary gross-up or indemnity provisions in any credit agreement, employment agreement or similar commercial Contract, the primary purpose of which does not relate to Taxes).

(i) Neither the Company nor any of its Subsidiaries has been a “controlled corporation” or a “distributing corporation” in any distribution occurring during the two-year period ending on the date of this Agreement that was purported or intended to be governed by Section 355 of the Code (or any similar provision of applicable Tax Law).

(j) Neither the Company nor any of its Subsidiaries has participated in any “listed transaction” within the meaning of U.S. Treasury Regulation Section 1.6011-4(b)(2).

(k) Neither the Company nor any of its Subsidiaries is required to include any amount in income, or exclude any item of deduction, after the Closing Date as a result of any (i) adjustment pursuant to Section 481(a) of the Code with respect to a change in accounting method that occurred before the Closing Date, (ii) installment sale or open transaction disposition made on or before the Closing Date, (iii) prepaid amount received outside the ordinary course of business before the Closing Date, (iv) election under Section 108(i) of the Code. Neither the Company nor any of its Subsidiaries have made an election under Section 965(h) of the Code. Section 4.09(k) of the Company Disclosure Letter sets forth a schedule of amounts the Company or a Subsidiary will be required to include in income after the Closing Date under Section 13517(c) of the Tax Cuts and Jobs Act, Public Law No: 115-97.

(l) All transactions or arrangements involving the Company and/or any Subsidiary and any related person (including any transactions or arrangements between the Company and any Subsidiary) have been undertaken on arm’s length terms, and the Company and each Subsidiary has in its possession or under its control evidence and records sufficient to demonstrate (to the extent required by law) that all transactions or arrangements entered into by the Company and each Subsidiary with any person connected for Tax purposes were entered into or are on arm’s length terms.

Section 4.10 Employee Benefits.

(a) Section 4.10(a) of the Company Disclosure Letter sets forth a list, as of the date of this Agreement, of each material Company Plan. With respect to each material Company Plan, the Company has made available to Parent copies (to the extent applicable) of (i) the plan document, including any amendments thereto, other than any document that the Company or any of its Subsidiaries is prohibited from making available to Parent as the result of applicable Law relating to the safeguarding of data privacy, (ii) the most recent summary plan description for each material Company Plan for which such summary plan description is required by applicable Law and all summaries of material modifications thereto, (iii) each trust, insurance or group annuity contract or other funding vehicle, (iv) the three most recent annual reports on Form 5500 and all schedules and attachments thereto (if any), (v) the most recent IRS opinion or determination letter and (vi) all non-routine correspondence received from or provided to the Department of Labor, the Pension Benefit Guaranty Corporation, the IRS or any other Governmental Authority, in each case, during the three (3) year period ending on the Closing Date.

(b) Except as would not constitute a Material Adverse Effect, (A) each Company Plan (including any related trust) has been established, operated and administered in material compliance with its terms and applicable Laws and (B) there are no existing circumstances or any events that have occurred (or failed to occur) that would reasonably be likely to result in any default under or violation of any Company Plan. Each Company Pension Plan that is intended to be “qualified” within the meaning of Section 401(a) of the Code is so qualified, has received a currently effective favorable determination letter from the IRS or is entitled to rely upon a favorable opinion issued by the IRS, and to the Knowledge of the Company, no circumstances or any events have occurred that would reasonably be likely to cause the loss of any such qualification status of any such Company Pension Plan.

(c) None of the Company, any of its Subsidiaries or any of their respective ERISA Affiliates maintains or contributes to or has any liability with respect to any plan subject to Title IV or Section 302 of ERISA or Section 412 of the Code, including any “single employer” defined benefit plan, any “multiemployer plan” (each, as defined in Section 4001 of ERISA) or any “multiple employer plan” (as defined in Section 413 of the Code). None of the Company or any of its Subsidiaries maintains or contributes to or has any material liability with respect to any “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA). During the last six (6) years, no material liability under (A) Title IV or Section 302 of ERISA or Sections 412 and 4971 of the Code or (B) Section 4980B of the Code, Part 6 of Subtitle B of Title I of ERISA or any similar state or local Law (“COBRA”) as a result of a failure to comply with the continuation coverage requirements of such Laws, has, in either case, been incurred by the Company, any of its Subsidiaries or any of their respective ERISA Affiliates that has not been satisfied in full, and no condition exists that presents a material risk to the Company, any of its Subsidiaries or any ERISA Affiliate of incurring any such liability. There has been no prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) with respect to any Company Plan which would reasonably be expected to result in material liability to the Company or any of its Subsidiaries.

(d) No Company Plan nor the Company or any of its Subsidiaries provides, or has an obligation to provide, health, medical, dental, life insurance or welfare benefits following retirement or other termination of employment to any current or former employee or other service provider or any of their respective dependents, in each case, except as required under COBRA.

(e) There are no pending or, to the Knowledge of the Company, threatened material claims, suits, investigations, audits involving any Company Plan (other than routine claims for benefits).

(f) None of the execution and delivery of this Agreement, shareholder or other approval of the Transactions nor the consummation of the Transactions, will, either alone or in combination with another event, (i) trigger any payment, benefit or funding (through a grantor trust or otherwise), accelerate the time of payment or vesting, or increase the amount of compensation or benefits due or payable to any current or former director, officer, employee or other individual service provider of the Company or any of its Subsidiaries (whether by virtue of any termination, severance, change of control or similar benefit or otherwise), (ii) cause the Company to transfer or set aside any assets to fund any benefits under any Company Plan or (iii) limit or restrict the right to amend, terminate or transfer the assets of any Company Plan on or following the Effective Time. The consummation of the Transactions (either alone or in combination with another event) will not result in any payments (or acceleration of vesting) or benefits constituting an “excess parachute payment” within the meaning of Section 280G of the Code. The Company and its Subsidiaries are not a party to, and are not otherwise obligated under, any contract, agreement, plan or arrangement that provides for the gross-up of a Tax, interest or penalties imposed by Section 409A, 457A or 4999 of the Code (or any corresponding or similar provision of state, local or non-U.S. Law).

(g) (i) Each Company Plan that is or forms part of a “nonqualified deferred compensation plan” within the meaning of Section 409A is in material documentary compliance with the requirements of Section 409A, and the Company and its Subsidiaries have complied, in all material respects, in practice and operation with all applicable requirements of Section 409A and (ii) neither the Company nor its Subsidiaries have maintained, sponsored, been a party to, participated in, or contributed to any plan, agreement or arrangement subject to the provisions of Section 457A of the Code. As of the date of this Agreement, the Company’s federal income tax return is not under examination by the IRS with respect to nonqualified deferred compensation.

(h) Except as would not constitute a Material Adverse Effect, each Company Plan that primarily covers current or former directors, officers or employees of the Company or any of its Subsidiaries based outside of the United States and/or that is subject to any Law other than United States federal, state or local Law (i) that is intended to qualify for special Tax treatment meets all requirements for such treatment, (ii) if required to be book reserved, funded or insured, is so reserved, funded or insured in compliance with applicable Laws and (iii) if required to be registered or approved by a non-U.S. Governmental Authority, has been registered or approved and has been maintained in good standing with the applicable regulatory authorities, and, to the Knowledge of the Company, there are no existing circumstances or any events that have occurred since the date of the most recent approval or application therefor relating to any such plan that would reasonably be likely to adversely affect any such approval or good standing.

Section 4.11 Labor Matters.

(a) Section 4.11(a) of the Company Disclosure Letter sets forth the following information for each Company Employee: (i) name (or ID number, with name to be provided at Closing); (ii) current job title; (iii) exempt/non-exempt status for U.S. wage and hour purposes if work location is the United States; (iv) date of hire (and, if different from date of hire, service date); (v) work location; (vi) employing entity; (vii) annual base rate of compensation; (viii) 2018 target for any bonus or incentive compensation; (ix) if the employee is currently on leave, the nature of the leave and anticipated return date, if known; (x) if the employee is a union employee, identity of his or her collective bargaining representative; and (xi) if the employee is not a U.S. citizen, visa or work permit status if work location is the United States. Except as would not reasonably be expected to result in material liability to the Company or any of its Subsidiaries, all Company Employees are legally authorized to work in the country where they are located or assigned and, except as set forth in Section 4.11(a) of the Company Disclosure Letter, all Senior Employees that are resident in the United States are “employees at will,” and their employment may be terminated at any time, without notice and without penalty. Section 4.11(a) of the Company Disclosure Letter shall be updated and delivered to Parent no later than the Closing Date and no earlier than two (2) business days prior to the Closing Date.

(b) Neither the Company nor any of its Subsidiaries is a party to, or bound by, any collective bargaining agreement or other agreement with a labor union, labor organization, trades council, works council or similar organization. Since June 30, 2015, (i) to the Knowledge of the Company there have been no activities or proceedings of any labor organization to organize any employees of the Company or any of its Subsidiaries and no demand for recognition or certification as the exclusive bargaining representative of any employees has been made by or on behalf of any labor or similar organization, and (ii) there have been no pending or, to the Knowledge of the Company, threatened strikes, lockouts, slowdowns, work stoppages, or other labor disputes, by or with respect to the employees of the Company or any of its Subsidiaries.

(c) Since June 30, 2015, (i) the Company and its Subsidiaries have been in compliance in all material respects with all applicable Laws respecting labor, employment, discrimination in employment, terms and conditions of employment, payroll, worker classification (including the proper classification of workers as contingent workers, independent contractors and consultants, and also as exempt or nonexempt for purposes of the Fair Labor Standards Act), wages, mandatory social security schemes, hours and occupational safety and health, immigration, terms and conditions of employment and employment practices, and (ii) there is and has been no material charge or complaint of discrimination in employment or employment practices, including with respect to age, gender, race, religion or other legally protected category, or any other Action concerning employment-related matters, pending or, to the Knowledge of the Company, threatened in court or before the United States Equal Employment Opportunity Commission, the United States Department of Labor, OSHA, or any other Governmental Authority responsible for the prevention of unlawful employment practices in any jurisdiction in which the Company or any Subsidiary has employed or currently employs any person. Neither the Company nor any of its Subsidiaries has taken any action during the past three (3) years that has resulted in any unsatisfied material liability under the Worker Adjustment and Retraining Notification Act of 1988 and any other similar applicable foreign, state, or local statutes or regulations of any jurisdiction relating to any plant closing or mass layoff or similar triggering event.

Section 4.12 Investments.

(a) The Company has made available to Parent a list of all bonds, stocks, mortgage loans, and other investments that were carried on the books and records of the Company and its Subsidiaries as of December 31, 2017, other than in respect of any Company Pension Plan (such bonds, stocks, mortgage loans and other investments, together with all bonds, stocks, mortgage loans and other investments acquired by the Company and its Subsidiaries between such date and the date of this Agreement, the “Investment Assets”). Except for Investment Assets that matured or were sold, redeemed or otherwise disposed of after December 31, 2017, each of the Company and its Subsidiaries, as applicable, has good and marketable title to all of the Investment Assets it purports to own, free and clear of all Liens, except Permitted Liens. The Company has made available to Parent a copy, as of the date of this Agreement, of the Company’s policies with respect to the investment of the Investment Assets (the “Investment Guidelines”), and the composition of the Investment Assets complies in all material respects with the Investment Guidelines.

(b) To the Knowledge of the Company, as of the date hereof, none of the Investment Assets are subject, save pursuant to Permitted Liens, to any capital calls or similar liabilities, or any restrictions or suspensions on redemptions, “lock-ups”, “gates”, “side pockets”, stepped-up fee provisions, or other penalties or restrictions relating to withdrawals or redemptions, except as would not constitute a Material Adverse Effect.

(c) Except as would not constitute a Material Adverse Effect, (i) neither the Company nor any of its Subsidiaries has any funding obligations of any kind, or obligation to make any additional advances or investments (including any obligation relating to any currency or interest rate swap, hedge or similar arrangement), in respect of any of the Investment Assets and (ii) there are no outstanding commitments, options, put agreements, or other arrangements relating to the Investment Assets to which the Company or any of its Subsidiaries may be subject upon or after the Closing.

Section 4.13 Intellectual Property.

(a) Section 4.13(a) of the Company Disclosure Letter sets forth a true and complete list, as of the date hereof, of all patents and patent applications, trademark registrations and applications, copyright registrations and applications and domain name registrations, in each case which are owned by the Company or a Subsidiary of the Company as of the date hereof. Except as would not constitute a Material Adverse Effect, (i) the Company and its Subsidiaries have sufficient rights to use all Intellectual Property used in the conduct of the business of the Company and its Subsidiaries as currently conducted, (ii) the Company and its Subsidiaries are the exclusive owners of the Owned Intellectual Property, free and clear of any Liens, other than Permitted Liens, (iii) any registrations or pending applications for Owned Intellectual Property are subsisting, (iv) the Owned Intellectual Property is valid and enforceable, and (v) the Company and each of its Subsidiaries have taken commercially reasonable measures to maintain the secrecy of all Trade Secrets used in the businesses of the Company and its Subsidiaries.

(b) Except as would not constitute a Material Adverse Effect, no claims are pending or, to the Knowledge of the Company, threatened in writing (i) challenging the ownership, enforceability, scope, validity, or use by the Company or any of its Subsidiaries of any Owned Intellectual Property or (ii) alleging that the Company or any of its Subsidiaries is violating, misappropriating, or infringing the Intellectual Property rights of any Person.

(c) Except as would not constitute a Material Adverse Effect, to the Knowledge of the Company, (i) no Person is misappropriating, violating, or infringing the rights of the Company or any of its Subsidiaries with respect to any Owned Intellectual Property and (ii) the operation of the business of the Company and its Subsidiaries as currently conducted does not violate, misappropriate, or infringe the Intellectual Property rights of any other Person.

(d) Except as would not constitute a Material Adverse Effect, (i) neither the Company nor any of its Subsidiaries uses or distributes, or has used or distributed, any Software licensed, provided, or distributed under any open source license, including any license meeting the Open Source Definition (as promulgated by the Open Source Initiative) or the Free Software Definition (as promulgated by the Free Software Foundation) or any Software that contains or is derived from any such Software (“Open Source Software”) in any manner that would require any source code of the Software included in Owned Intellectual Property to be disclosed, licensed for free, publicly distributed, attributed to any person, or dedicated to the public and (ii) the Company and its Subsidiaries are in compliance with all terms and conditions of all relevant licenses (including all requirements relating to notices and making source code available to third parties) for all Open Source Software used in their businesses.

Section 4.14 Anti-Takeover Provisions. No “fair price”, “moratorium”, “control share acquisition”, or other similar anti-takeover statute or similar statute or regulation applies to the Company with respect to this Agreement or the Merger. The Company is not party to a shareholder rights plan, “poison pill” or similar anti-takeover arrangement or plan.

Section 4.15 Real Property; Environmental Matters. Section 4.15 of the Company Disclosure Letter sets forth a true and complete list, as of the date hereof, of each Company Lease. Except as would not constitute a Material Adverse Effect, (a) the Company or one of its Subsidiaries has a good and valid leasehold interest in each Company Lease, free and clear of all Liens (other than Permitted Liens), and (b) none of the Company or any of its Subsidiaries has received written notice of any default under any Company Lease. Except for the Company Leases set forth in Section 4.15 of the Company Disclosure Letter and the Investment Assets held in the ordinary course of business, neither the Company nor any of its Subsidiaries owns or holds any interest in any real property.

Section 4.16 Contracts.

(a) Except for this Agreement and each Contract filed as an exhibit to the Filed SEC Documents, Section 4.16(a) of the Company Disclosure Letter sets forth a list, as of the date of this Agreement, of all Material Contracts. For purposes of this Agreement, “Material Contract” means all Contracts to which the Company or any of its Subsidiaries is a party or by which the Company, any of its Subsidiaries, or any of their respective properties or assets is bound (other than Company Plans and insurance, reinsurance, or retrocession treaties or agreements, slips, binders, cover notes, or other similar arrangements) that:

(i) are or would be required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act;

(ii) relate to the formation or management of any joint venture, partnership, or other similar agreement that is material to the business of the Company and its Subsidiaries, taken as a whole;

(iii) provide for Indebtedness of the Company or any of its Subsidiaries having an outstanding or committed amount equal to or in excess of $10,000,000, other than any Indebtedness between or among any of the Company and any of its Subsidiaries;

(iv) are any keepwell or similar agreement under which the Company or any of its Subsidiaries has directly guaranteed any liabilities or obligations of another Person or under which another Person has directly guaranteed any liabilities or obligations of the Company or any of its Subsidiaries, in each case involving liabilities or obligations in excess of $10,000,000 (other than any contracts under which the Company or a Subsidiary has guaranteed the liabilities or obligations of a wholly owned Subsidiary of the Company);

(v) have been entered into since January 1, 2017, and involve the acquisition from another Person or disposition to another Person of capital stock or other equity interests of another Person or of a business, in each case, for aggregate consideration under such Contract in excess of $10,000,000 (excluding, for the avoidance of doubt, acquisitions or dispositions of investments made pursuant to the Investment Guidelines, or of supplies, products, properties, or other assets in the ordinary course of business or of supplies, products, properties, or other assets that are obsolete, worn out, surplus, or no longer used or useful in the conduct of business of the Company or any of its Subsidiaries);

(vi) prohibit the payment of dividends or distributions in respect of the shares or capital stock of the Company or any of its Subsidiaries, prohibit the pledging of the shares or capital stock of the Company or any Subsidiary of the Company or prohibit the issuance of any guarantee by the Company or any Subsidiary of the Company;

(vii) restrict or grant rights to use or practice rights under material Intellectual Property, including agreements providing for the creation or development of material Intellectual Property or access and use of hosted Software and licenses to use or practice material Intellectual Property granted by (x) the Company or any of its Subsidiaries to a third Person or (y) a third Person to the Company or any of its Subsidiaries, in each case, for aggregate annual or one-time fees in excess of $2,000,000, other than commercially available “off-the-shelf” software licenses under which software is licensed to the Company or any of its Subsidiaries;

(viii) involve or could reasonably be expected to involve aggregate payments or receipts by or to it and/or its Subsidiaries in excess of $10,000,000 in any twelve month period, other (x) than those terminable on less than ninety (90) days’ notice without payment by the Company or any Subsidiary of the Company of any material penalty, (y) any Company Lease, or (z) any Contract with financial advisors, investment bankers, attorneys, accountants, consultants, or other advisors in connection with the Transactions;

(ix) would reasonably be expected to, individually or in the aggregate, prevent, materially delay, or materially impede the Company’s ability to consummate the Transactions or Parent’s ability to own and/or conduct the business of the Company or any of its Subsidiaries after the Effective Time;

(x) contain provisions that prohibit the Company or any of its Affiliates from competing in any material line of business or grant a right of exclusivity to any Person that prevents the Company or any Affiliate of the Company from entering any material territory, market, or field or freely engaging in business anywhere in the world, other than Contracts that can be terminated (including such restrictive provisions) by the Company or any of its Subsidiaries on less than ninety (90) days’ notice without payment by the Company or any Subsidiary of the Company of any material penalty;

(xi) involve the retention of any independent contractor, consultant, or agency for the provision of services to the Company with annualized fees in excess of $300,000;

(xii) constitute collective bargaining agreements;

(xiii) involve the provision of material third-party administration or other policy or claims administration services with respect to any Insurance Contracts, or investment management services to the Company or any of its Subsidiaries; or

(xiv) provide for the outsourcing of any material function or part of the business of the Company or any of its Subsidiaries that is necessary for the conduct of the business of the Company and its

Subsidiaries as currently conducted, other than managing agency agreements or managing general underwriting agreements.

(b) As of the date of this Agreement, (i) each Material Contract is valid and binding on the Company or any of its Subsidiaries, to the extent such Person is a party thereto, as applicable, and, to the Knowledge of the Company, each other party thereto, and is in full force and effect, except where the failure to be valid, binding, or in full force and effect would not constitute a Material Adverse Effect, (ii) the Company and each of its Subsidiaries, and, to the Knowledge of the Company, any other party thereto, has performed all obligations required to be performed by it under each Material Contract, except where such noncompliance would not constitute a Material Adverse Effect, (iii) neither the Company nor any of its Subsidiaries has received notice of the existence of any event or condition that constitutes, or, after notice or lapse of time or both, will constitute, a default on the part of the Company or any of its Subsidiaries under any Material Contract, except where such default would not constitute a Material Adverse Effect, and (iv) there are no events or conditions that constitute, or, after notice or lapse of time or both, will constitute a default on the part of any counterparty under such Material Contract, except as would not constitute a Material Adverse Effect.

Section 4.17 Insurance Subsidiaries; Insurance Business.

(a) Except as would not constitute a Material Adverse Effect:

(i) Each Company Insurance Subsidiary is (A) duly licensed or authorized as an insurance company and/or, where applicable, reinsurance company, Lloyd’s corporate member, or Lloyd’s managing agent in its jurisdiction of incorporation or organization and (B) duly licensed, authorized, or otherwise eligible to transact the business of insurance or reinsurance or participate in Lloyd’s, as applicable, in each other jurisdiction where it is required to be so licensed, authorized, or otherwise eligible in order to conduct its business as currently conducted. No Company Insurance Subsidiary is or would be considered by any Governmental Authority to be commercially domiciled in any jurisdiction.

(ii) Since January 1, 2017, each Subsidiary of the Company that participates in Lloyd’s (A) has not participated as a member of any Lloyd’s syndicate, other than Syndicate 4711, (B) has not agreed to sell or transfer any of its rights to participate as a member of a Lloyd’s syndicate or offered to acquire rights to participate in any Lloyd’s syndicate, and (C) has complied with the franchise standards (including principles and minimum standards) issued by Lloyd’s and any and all undertakings given to Lloyd’s in respect of its participation.

(iii) No Person is, or has the right to participate as, a member of Syndicate 4711, other than a Subsidiary of the Company.

(iv) Since January 1, 2017, (A) all funds held on behalf of Lloyd’s Syndicate 4711 have been held in accordance with all applicable fiduciary obligations and with the terms of the relevant premiums trust deed or other deposit arrangement, as required by the bye-laws, regulations, codes of practice, and mandatory directions and requirements governing the conduct and management of underwriting business at Lloyd’s from time to time (whether by the Council, the Franchise Board or otherwise) and the provisions of any deed, agreement, or undertaking executed, made, or given for compliance with Lloyd’s requirements from time to time (“Lloyd’s Regulations”), and (B) the Company or any of its Subsidiaries required to do so have complied in all material respects with all relevant regulations, directions, notices, and requirements in relation to the maintenance of Funds at Lloyd’s (as defined in the Lloyd’s Membership Byelaw (No. 5 of 2005)) in accordance with Lloyd’s Regulations and any directions imposed on the Company or any of its Subsidiaries by Lloyd’s and such Funds at Lloyd’s remain at the level required by Lloyd’s for the continued underwriting by Lloyd’s Syndicate 4711 in accordance with the current syndicate business plan for Lloyd’s Syndicate 4711.

(v) each Subsidiary of the Company that is a Lloyd’s managing agent has (A) only entered into or become party by novation or otherwise to any underwriting agency agreement with a member of

Lloyd’s in the form of the managing agent’s agreement in the form prescribed by Lloyd’s and only where such member of Lloyd’s is also a Subsidiary of the Company; and (B) only managed Lloyd’s Syndicate 4711.

(vi) All Funds at Lloyd’s provided for or on behalf of each Subsidiary of the Company that participates in Lloyd’s has been provided by a Subsidiary of the Company or by way of a banking facility entered into by a Subsidiary of the Company.

(vii) The only Years of Account of Lloyd’s Syndicate 4711 that remain open Years of Account are the 2016, 2017 and 2018 Years of Account.

(b) All Company Insurance Contracts and any and all marketing materials related thereto are, to the extent required under applicable Insurance Laws, on forms and at rates approved by the applicable insurance regulatory authority or, to the extent required by applicable Insurance Laws, have been filed with and not objected to by such authority within the period provided for objection, except as would not constitute a Material Adverse Effect.

(c) Except as would not constitute a Material Adverse Effect, since December 31, 2015, to the Knowledge of the Company, (i) each Producer, at the time such Producer sold or produced any Insurance Contract, was duly and appropriately appointed by a Company Insurance Subsidiary, in compliance with applicable Law, to act as a Producer for a Company Insurance Subsidiary and was duly and appropriately licensed as a Producer (for the type of business sold or produced by such Producer on behalf of a Company Insurance Subsidiary), in each jurisdiction in which such Producer was required to be so licensed, and no such Producer violated any term or provision of applicable Law relating to the sale or production of any Insurance Contract, (ii) no Producer has breached the terms of any agency or broker contract with a Company Insurance Subsidiary or violated any Law or policy of a Company Insurance Subsidiary in the solicitation, negotiation, writing, sale, or production of business for any Company Insurance Subsidiary, (iii) no Producer has been enjoined, indicted, convicted, or made the subject of any consent decree or judgment on account of any violation of applicable Law in connection with such Producer’s actions in his, her or its capacity as a Producer for a Company Insurance Subsidiary or any enforcement or disciplinary proceeding alleging any such violation and (iv) neither the Company nor any Subsidiary of the Company has received any written notice from any Governmental Authority that any Producer is under investigation for any of the matters described in clauses (i) through (iii). Except as set forth in Section 4.17(c) of the Company Disclosure Letter, as of the date hereof, there are no outstanding (x) disputes with Producers concerning material amounts of commissions or other incentive compensation, (y) to the Company’s Knowledge, material errors and omissions claims against any Producer in regard to any Insurance Contract, or (z) material amounts owed by any Producer to the Company or any of its Subsidiaries. The manner in which the Company and each of its Subsidiaries compensates Producers involved in the sale or servicing of Insurance Contracts is in compliance with applicable Law in all material respects and the terms of any applicable agreement with such Producers in all material respects.

(d) Section 4.17(d) of the Company Disclosure Letter contains a list of programs and delegated authorities under which any Producer has binding underwriting authority on behalf of any Company Insurance Subsidiary. The Company and the Company Insurance Subsidiaries, and, to the Company’s Knowledge, all MGAs, are in compliance with all Insurance Laws relating to managing general agents and fronting. All Contracts between the Company or any Company Insurance Subsidiary, on the one hand, and any Producer, on the other hand (the “MGA Agreements”), under which the Producer has binding underwriting authority on behalf of any Company Insurance Subsidiary (an “MGA”) are in compliance in all material respects with applicable Insurance Laws and reflect the current underwriting authority of each such Producer. Since December 31, 2017, (i) to the Knowledge of the Company, no Producer with binding underwriting authority on behalf of any Company Insurance Subsidiary has issued any Insurance Contract in contravention of such Producer’s underwriting authority and (ii) neither the Company nor any Company Insurance Subsidiary has temporarily or permanently suspended the underwriting authority of any such Producer.

(e) Since December 31, 2015, all claims made by any Person under any Insurance Contract issued by any Company Insurance Subsidiary have in all material respects been paid (or provision for payment thereof has been made) or are being assessed in accordance with the terms of such Insurance Contract and the Laws under which they arose, and such payments were paid (or any such payments now owing shall be paid) without fines or penalties, except for any such claims made for which the applicable Company Insurance Subsidiary is in the process of assessing such claim in accordance with the terms of such Insurance Contract or reasonably believes or believed that there is a reasonable basis to contest payment and is taking such action.

(f) The Insurance Contracts have been marketed, sold and issued in material compliance with all applicable Laws.

Section 4.18 Statutory Statements; Examinations.

(a) Except for any failure to file or submit the same that has been cured or resolved to the satisfaction of the applicable Insurance Regulator, since January 1, 2017, each of the Company Insurance Subsidiaries has filed or submitted all material annual and quarterly statutory financial statements, together with all exhibits, interrogatories, notes, schedules, actuarial opinions, affirmations, and certifications, in each case, required by applicable Insurance Law to be filed with or submitted to the appropriate Insurance Regulator of each jurisdiction in which it is licensed, authorized, or otherwise eligible with respect to the conduct of the business of insurance or reinsurance, as applicable (collectively, the “Company Statutory Statements”).

(b) The Company has made available to Parent, to the extent permitted by applicable Law and to the extent required to be filed with the applicable Insurance Regulator on or prior to the date of this Agreement, copies of all material Company Statutory Statements of each of the Material Insurance Subsidiaries as of December 31, 2016 and December 31, 2017, and for the annual periods then ended, each in the form filed with the applicable Insurance Regulator. The financial statements included in the Company Statutory Statements of the Company Insurance Subsidiaries as of December 31, 2016 and December 31, 2017, and for the annual periods then ended, were prepared in accordance with Applicable SAP applied on a consistent basis for the applicable period, except as may have been noted therein, during the periods involved, and fairly present in all material respects, the statutory financial position of the relevant Company Insurance Subsidiary as of the respective dates thereof and the results of operations and changes in capital and surplus and cash flow (or shareholders’ equity, as applicable) of such Company Insurance Subsidiary for the respective periods then ended. Such Company Statutory Statements complied in all material respects with all applicable Insurance Laws when filed or submitted and no material violation or deficiency has been asserted in writing by any Insurance Regulator with respect to any of such Company Statutory Statements that has not been cured or otherwise resolved to the satisfaction of such Insurance Regulator.

(c) The Company has made available to Parent, to the extent permitted by applicable Law, copies of all material examination reports (and has notified Parent of any pending material examinations) of any Insurance Regulators received by it on or after January 1, 2017, through the date of this Agreement, relating to the Material Insurance Subsidiaries. All material deficiencies or violations noted in any material examination reports received since January 1, 2017 through the date of this Agreement by any of the Company Insurance Subsidiaries have been substantially cured or resolved to the satisfaction of the applicable Insurance Regulator. Without limiting the generality of the foregoing, as of the date of this Agreement, there are no unpaid claims or assessments made in writing or, to the Knowledge of the Company, as of the date of this Agreement, threatened against the Company or any of its Subsidiaries by any insurance guaranty associations or similar organizations in connection with such association’s or other organization’s insurance guaranty fund, other than unpaid claims or assessments (i) disclosed, provided for, reflected in, reserved against, or otherwise described in the Company Statutory Statements provided or made available to Parent, or (ii) that are not material to the Company and its Subsidiaries, taken together as a whole.

(d) Since January 1, 2017 through the date of this Agreement, no material fine or penalty has been imposed on any Company Insurance Subsidiary by any Insurance Regulator.

(e) Since January 1, 2017 through the date of this Agreement, each of the Company’s Subsidiaries that are a Lloyd’s managing agent has prepared audited accounts for each syndicate managed by it for all applicable years ended December 31 in all material respects in accordance with the requirements of the Insurance Accounts Directive (Lloyd’s Syndicate and Aggregate Accounts) Regulations 2008 and the Syndicate Accounting Byelaw (No. 8 of 2005) and such accounts give a true and fair view of such syndicate’s affairs as at 31 December for the applicable year.

Section 4.19 Agreements with Insurance Regulators. (a) Except as required by applicable Insurance Laws and the insurance and reinsurance Permits maintained by the Company Insurance Subsidiaries, there is no (x) written agreement, memorandum of understanding, commitment letter, or similar undertaking with any Insurance Regulator that is binding on the Company or any Company Insurance Subsidiary or (y) order or directive by, or supervisory letter (other than those provided on an industry or sector wide basis) or cease-and-desist order from, any Insurance Regulator that is binding on the Company or any Company Insurance Subsidiary and (b) neither the Company nor any of the Company Insurance Subsidiaries have adopted any board resolution at the request of any Insurance Regulator, in the case of each of clauses (a) and (b), that (i) limits in any material respect the ability of any Company Insurance Subsidiary to issue or enter into any reinsurance or retrocession treaties or agreements, slips, binders, cover notes, or other similar arrangements, (ii) requires the divestiture of any material investment of any Company Insurance Subsidiary, (iii) limits in any material respect the ability of any Company Insurance Subsidiary to pay dividends, or (iv) requires any material investment of any Company Insurance Subsidiary to be treated as a non-admitted asset (or the local equivalent).

Section 4.20 Insurance, Reinsurance and Retrocession. As of the date of this Agreement, (a) each Ceded Reinsurance Contract is valid and binding on the Company and each Company Insurance Subsidiary to the extent party thereto, as applicable, and, to the Knowledge of the Company, each other party thereto, and is in full force and effect, except where the failure to be valid, binding, or in full force and effect would not constitute a Material Adverse Effect, (b) the Company Insurance Subsidiary party thereto and, to the Knowledge of the Company, any other party thereto has performed all obligations required to be performed by it under each Ceded Reinsurance Contract, except where such noncompliance would not constitute a Material Adverse Effect, (c) none of the Company or any Company Insurance Subsidiary party thereto has received notice of the existence of any event or condition that constitutes, or, after notice or lapse of time or both, will constitute, a default on the part of the Company or any such Company Insurance Subsidiary under any Ceded Reinsurance Contract, except where such default would not constitute a Material Adverse Effect, (d) to the Knowledge of the Company, there are no events or conditions that constitute, or, after notice or lapse of time or both, will constitute, a default on the part of any counterparty under any Ceded Reinsurance Contract, except as would not constitute a Material Adverse Effect, (e) none of the Company Insurance Subsidiaries and, to the Knowledge of the Company, no party to a Ceded Reinsurance Contract is insolvent or the subject of a rehabilitation, liquidation, conservatorship, receivership, bankruptcy, or similar proceeding, and (f) there are no disputes under any Ceded Reinsurance Contract, except as would not constitute a Material Adverse Effect.

Section 4.21 Reserves. The insurance policy reserves for claims, losses (including incurred but not reported losses), loss adjustment expenses (whether allocated or unallocated), and unearned premiums of each Company Insurance Subsidiary contained in its Company Statutory Statements (a) were, except as otherwise noted in the applicable Company Statutory Statement, determined in all material respects in accordance with generally accepted actuarial standards and (b) satisfied the requirements of all applicable Insurance Laws in all material respects. Notwithstanding anything to the contrary in this Agreement or any other agreement, document, or instrument delivered or to be delivered in connection herewith, each of Parent and Merger Sub acknowledges and agrees that the Company and its Subsidiaries make no representation or warranty with respect to, and nothing contained in this Agreement or in any other agreement, document, or instrument to be delivered in connection herewith is intended or shall be construed to be a representation or warranty, express or implied, for any purposes of this Agreement or any other agreement, document, or instrument to be delivered in connection herewith or therewith, in respect of the adequacy or sufficiency of reserves or the effect of the adequacy or sufficiency of reserves on any line item, asset, liability or equity amount on any financial or other document.

Section 4.22 Insurance Policies. Except as would not constitute a Material Adverse Effect, (a) all insurance policies maintained by the Company and its Subsidiaries of which the Company or any of its Subsidiaries is the beneficiary are in full force and effect and all premiums due and payable thereon have been paid and (b) neither the Company nor any of its Subsidiaries is in breach or default of any of the insurance policies or has taken any action or failed to take any action that, with notice or lapse of time, would constitute such a breach or default or permit termination or modification of any of the insurance policies.

Section 4.23 Opinion of Financial Advisor. The Company Board has received the opinion of each of Goldman, Sachs & Co. (“Goldman”) and J.P. Morgan Securities LLC (“JPM”), dated the date of this Agreement, to the effect that, as of the date of such opinion, and based upon and subject to the various assumptions, qualifications, and limitations set forth therein, the Merger Consideration to be received by the holders of Company Shares pursuant to this Agreement is fair, from a financial point of view, to such holders of Company Shares. It is agreed and understood that such opinion is for the benefit of the Company Board and may not be relied on by Parent or Merger Sub for any purpose.

Section 4.24 Brokers and Other Advisors. Except for Goldman and JPM, the fees and expenses of which will be paid by the Company, no broker, investment banker, financial advisor, or other Person is entitled to any broker’s, finder’s, financial advisor’s, or other similar fee or commission or the reimbursement of expenses in connection therewith, in connection with the Transactions based upon arrangements made by or on behalf of the Company or any of its Subsidiaries. A true and complete copy of each of (i) the engagement letter between the Company and Goldman and (ii) the engagement letter between the Company and JPM has been provided to Parent prior to the date hereof (collectively, the “Engagement Letters”).

Section 4.25 IT Systems; Data Security and Privacy.

(a) Except as would not constitute a Material Adverse Effect, (i) since January 1, 2017, a failure or lack of capacity of the IT Systems has not prevented the Company or any of its Affiliates from conducting their respective businesses in the ordinary course, and (ii) to the Knowledge of the Company, the IT Systems do not contain any Malware that would reasonably be expected to disrupt the ability of the Company and its Subsidiaries to conduct their businesses or present a risk of unauthorized access, disclosure, use, corruption, destruction, or loss of any Personal Information or other non-public information.

(b) Except as would not constitute a Material Adverse Effect, the Company, and its Subsidiaries have implemented, maintain, and comply with written information security (including cybersecurity), business continuity, and backup and disaster recovery plans and procedures that are consistent with generally accepted industry standards and applicable Laws, writs, injunctions, directives, judgments, decrees, and orders. Except as would not constitute a Material Adverse Effect, since January 1, 2017, to the Knowledge of the Company, there has been no unauthorized disclosure, use of or access to (i) any Personal Information or other non-public information held by or on behalf of the Company or its Affiliates or (ii) the IT Systems.

(c) Except as would not constitute a Material Adverse Effect, since January 1, 2017, the Company and its Subsidiaries have implemented, maintain and comply with internal privacy policies and procedures and comply with any and all applicable regulatory guidelines, contractual requirements, terms of use, and industry standards applicable to the collection, retention, storage, protection, security, use, disclosure, distribution, transmission, maintenance, and disposal of Personal Information.

Section 4.26 Investment Management.

(a) Investment Advisers.

(i) Registration. The IA Subsidiary is, and at all times required by applicable Law since January 1, 2017 has been, registered as an investment adviser under the Advisers Act and the rules and regulations thereunder. Neither the Company nor any Subsidiary, other than the IA Subsidiary is registered or required to be registered as an investment adviser with the SEC. Neither the Company nor any Subsidiary is, or at any time since January 1, 2017 has been, required to be registered as an investment adviser with any Governmental Authority, other than the SEC, except where the failure so to register would not reasonably be expected to constitute a Material Adverse Effect.

(ii) Filings. The IA Subsidiary has filed each Form ADV and all amendments thereto required to be filed with the SEC since January 1, 2017 (“IA Filings”). Since January 1, 2017, the IA Filings did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except as would not reasonably be expected to constitute a Material Adverse Effect.

(iii) Disqualification.

(A) To the Knowledge of the Company, neither the IA Subsidiary nor any director, officer or employee of, or any other “person associated with” (as defined under the Advisers Act), the IA Subsidiary has, since January 30, 2017 through the date hereof, been ineligible to serve as an investment adviser or “person associated with an investment adviser” (as defined under the Advisers Act) under Section 203(e) or Section 203(f) of the Advisers Act or ineligible under Rule 206(4)-3(a)(1)(ii) under the Advisers Act to receive a cash fee with respect to solicitation activities, unless the IA Subsidiary or such associated person has received no-action or exemptive relief from the SEC with respect to any such disqualification.

(B) Neither the IA Subsidiary nor, to the Knowledge of the Company, any executive officer or director of the IA Subsidiary or any other officer of the IA Subsidiary (to the extent such other officer would be reasonably expected to participate in an offering of securities in reliance on Rule 506 of Regulation D under the Securities Act in connection with his or her duties to the IA Subsidiary), is ineligible pursuant to Rule 506(d) of Regulation D under the Securities Act to serve as an investment manager, solicitor, promoter, or in any other capacity with respect to an offering of securities in reliance on Rule 506 of Regulation D under the Securities Act, nor is there any Action pending that would result in the ineligibility of the IA Subsidiary or any such Person to serve as an investment manager, solicitor, promoter, or in any other capacity with respect an offering of securities in reliance on Rule 506 of Regulation D under the Securities Act.

(C) The IA Subsidiary does not provide investment advisory services for compensation to any “government entity” either directly or through a “covered investment pool” (as such terms are defined in Rule 206(4)-5 under the Advisers Act).

(b) Private Funds.

(i) Registration. No Private Fund is, or at any time since January 1, 2017 was, required to register with the SEC as an investment company under the Investment Company Act.

(ii) Offerings. The shares, units, securities, or other interests in each Private Fund (A) have been issued and sold in compliance with applicable Law, except as would not reasonably be expected to constitute a Material Adverse Effect, and (B) are registered or qualified for public offering and sale or exempt from such registration or qualification under applicable Law in each jurisdiction where offers of such interests were made, except where the failure to be so registered or qualified would not constitute a Material Adverse Effect.

(iii) Compliance with Law. Each Private Fund is, and at all times since January 1, 2017 has been, in compliance with all applicable Law, except such events of non-compliance as would not, individually or in the aggregate, reasonably be expected to constitute a Material Adverse Effect.

(iv) Disqualification. No Private Fund, any executive officer or director of any such Private Fund, or any other officer of any such Private Fund (to the extent such other officer would be reasonably expected to participate in an offering of securities in reliance on Rule 506 of Regulation D under the Securities Act in connection with his or her duties to a Private Fund) is ineligible pursuant to Rule 506(d) of Regulation D under the Securities Act with respect to an offering of securities in reliance on Rule 506 of Regulation D under the Securities Act, nor is there any Action pending that would result in the ineligibility of any such Private Fund or any such Person to participate in an offering of securities of the Private Funds in reliance on Rule 506 of Regulation D under the Securities Act, except as would not constitute a Material Adverse Effect.

Section 4.27 No Other Representations or Warranties. Except for the representations and warranties made by the Company in this Article IV, neither the Company nor any other Person makes any other express or implied representation or warranty with respect to the Company or any of its Subsidiaries or their respective businesses, operations, assets, liabilities, condition (financial or otherwise), or prospects, notwithstanding the delivery or disclosure to Parent, Merger Sub, or any of their respective Representatives or Affiliates of any documentation, forecasts or other information with respect to any one or more of the foregoing, and each of Parent and Merger Sub acknowledge the foregoing. In particular, and without limiting the generality of the foregoing, neither the Company nor any other Person makes or has made any express or implied representation or warranty to Parent, Merger Sub, or any of their respective Representatives or Affiliates with respect to (a) any financial projection, forecast, estimate, budget, or prospective information relating to the Company, any of its Subsidiaries, or their respective businesses, (b) any judgment based on actuarial principles, practices, or analyses by any Person or as to the future satisfaction or outcome of any assumption, (c) whether (i) reserves for losses (including incurred but not reported losses, loss adjustment expenses whether allocated or unallocated, unearned premium, or uncollectible reinsurance) (A) will be sufficient or adequate for the purposes for which they were established or (B) may not develop adversely or (ii) the reinsurance or other recoverables taken into account in determining the amount of such reserves for losses will be collectible, or (d) except for the representations and warranties made by the Company in this Article IV, any oral or written information presented to Parent, Merger Sub, or any of their respective Representatives or Affiliates in the course of their due diligence investigation of the Company, the negotiation of this Agreement, or the course of the Transactions.

ARTICLE V.

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Parent and Merger Sub hereby jointly and severally represent and warrant to the Company that, as of the date hereof and as of the Closing Date, except as set forth in the disclosure letter delivered by Parent and Merger Sub to the Company on the date of this Agreement (the “Parent Disclosure Letter”) (it being understood that any information set forth on one section or subsection of the Parent Disclosure Letter shall be deemed to apply to and qualify the section or subsection of this Agreement to which it corresponds in number and each other section or subsection of this Agreement or the Parent Disclosure Letter to the extent that it is reasonably apparent on the face of such disclosure that such information is relevant to such other section or subsection):

Section 5.01 Organization; Standing. Each of Parent and Merger Sub is an exempted company duly organized, validly existing, and in good standing under the Laws of Bermuda. Each of Parent and Merger Sub has all requisite power and authority necessary to carry on its business as it is now being conducted and to own, lease, and operate its assets and properties in all material respects. Each of Parent and Merger Sub is duly licensed or qualified to do business and is in good standing (where such concept is recognized under applicable Law) in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing would not constitute a Parent Material Adverse Effect. Parent has made available to the Company copies of Parent’s and Merger Sub’s Organizational Documents, each as amended to the date of this Agreement.

Section 5.02 Authority; Noncontravention.

(a) Each of Parent and Merger Sub has all necessary power and authority to execute and deliver this Agreement and the Statutory Merger Agreement and, subject to obtaining the Merger Sub Shareholder Approval, to perform its obligations hereunder and to consummate the Transactions. The execution, delivery, and performance by Parent and Merger Sub of this Agreement and the Statutory Merger Agreement, and the consummation by Parent and Merger Sub of the Transactions, have been duly authorized and approved by the Parent Board and the Merger Sub Board, as applicable, and, except for executing and delivering the Statutory Merger Agreement, filing the Merger Application with the Registrar pursuant to the Bermuda Companies Act and obtaining the Merger Sub Shareholder Approval (which approval shall be provided by the written consent of Parent immediately following the execution of this Agreement), no other action (including any shareholder vote or other action) on the part of Parent or Merger Sub is necessary to authorize the execution, delivery, and performance by Parent and Merger Sub of this Agreement and the Statutory Merger Agreement and the consummation by Parent and Merger Sub of the Transactions. This Agreement has been duly executed and delivered by Parent and Merger Sub and, assuming due authorization, execution, and delivery hereof by the Company, constitutes a legal, valid, and binding obligation of each of Parent and Merger Sub, enforceable against each of them in accordance with its terms, except that such enforceability may be limited by and is subject to the Bankruptcy and Equity Exception.

(b) Each of the Parent Board and the Merger Sub Board have adopted resolutions that have approved the Merger, this Agreement and the Statutory Merger Agreement.

(c) Neither the execution and delivery of this Agreement or the Statutory Merger Agreement by Parent and Merger Sub, nor the consummation by Parent or Merger Sub of the Transactions, nor performance or compliance by Parent or Merger Sub with any of the terms or provisions hereof, will (i) contravene, conflict with, or violate any provision of Organizational Documents of (A) Parent or Merger Sub or (B) any of Parent’s other Subsidiaries or (ii) assuming (A) compliance with the matters set forth in Section 4.03(c) (other than Section 4.03(c)(ii)(A)) (and assuming the accuracy of the representations and warranties made in such Section 4.03(c)), (B) that the actions described in Section 5.02(a) have been completed, (C) that the Consents referred to in Section 5.03 are, and, in the case of Merger Sub, the Merger Sub Shareholder Approval is, obtained, and (D) that the filings referred to in Section 5.03 are made and any waiting periods thereunder have terminated or expired, in the case of each of the foregoing clauses (A) through (D), prior to the Effective Time, (x) violate any Law, writ, injunction, directive, judgment, decree, or order applicable to Parent or any of its Subsidiaries, (y) violate or constitute a breach of or default (with or without notice or lapse of time or both) under any of the terms, conditions, or provisions of, or give rise to a right of termination, modification, acceleration, or cancellation under, any material Contract to which Parent or any of its Subsidiaries is a party or accelerate Parent’s or, if applicable, any of its Subsidiaries’ rights or obligations under any such material Contract, or (z) result in the creation of any Lien on any properties or assets of Parent or any of its Subsidiaries, except, in the case of clauses (i)(B) and (ii), as would not constitute a Parent Material Adverse Effect.

(d) The Merger Sub Shareholder Approval (which approval shall be provided by the written consent of Parent as contemplated by Section 6.12) is the only vote or approval of the holders of any class or series of shares of Parent, Merger Sub, or any of its other Subsidiaries that is necessary to approve this Agreement, the Statutory Merger Agreement, and the Merger.

Section 5.03 Governmental Approvals. Except for (a) compliance with the applicable requirements of the Exchange Act, including the filing with the SEC of the Proxy Statement, (b) compliance with the rules and regulations of the New York Stock Exchange, (c) the filing of the Merger Application with the Registrar pursuant to the Bermuda Companies Act, (d) the approval of the Bermuda Monetary Authority pursuant to the Exchange Control Act 1972 regarding the change of ownership of the Company, (e) filings required under, and compliance with other applicable requirements of, the HSR Act, and such other Consents, filings, declarations, or registrations as are required to be made or obtained under any other Antitrust Laws, (f) compliance with any applicable state securities or blue sky Laws, (g) approvals, filings, and notices under all applicable Insurance Laws as set forth in Section 5.03 of the Parent Disclosure Letter (the “Parent Insurance Approvals”), and (h) the Company Insurance Approvals (assuming the accuracy of the representations and warranties made in Section 4.04(g) and the completeness of Section 4.04 of the Company Disclosure Letter), no Consent of, or filing, declaration, or registration with, or notification to, or waiver from, any Governmental Authority is necessary for the execution and delivery of this Agreement by Parent and Merger Sub, the performance by Parent and Merger Sub of their obligations hereunder, and the consummation by Parent and Merger Sub of the Transactions, other than such other Consents, filings, declarations, or registrations that, if not obtained, made, or given, would not constitute a Parent Material Adverse Effect. As of the date of this Agreement, Parent has a reasonable basis to believe that the Parent Insurance Approvals set forth on Section 5.03 of the Parent Disclosure Letter will be obtained prior to the Walk-Away Date.

Section 5.04 Ownership and Operations of Merger Sub. Parent owns beneficially and of record all of the issued and outstanding shares of Merger Sub, free and clear of all Liens. Merger Sub was formed solely for the purpose of engaging in the Transactions, has no assets, liabilities or obligations of any nature, other than those incident to its formation and pursuant to the Transactions, and, prior to the Effective Time, will not have engaged in any business activities other than those relating to the Transactions.

Section 5.05 Sufficiency of Funds.

(a) Parent has delivered to the Company a true and complete copy of the executed Equity Commitment Letter. Assuming the Equity Financing is funded in accordance with the Equity Commitment Letter, at the Closing, Parent will have sufficient funds to pay the Merger Consideration and all other amounts required to be paid by Parent at Closing under this Agreement, and all related fees and expenses required to be paid at the Closing by Parent in connection with the Transactions (collectively, the “Financing Uses”). As of the date hereof, there are no side letters or other Contracts relating to the funding of the Equity Financing, other than as expressly set forth in the Equity Commitment Letter.

(b) As of the date hereof, the Equity Commitment Letter is in full force and effect and has not been withdrawn, terminated, or rescinded or otherwise amended, supplemented, or modified in any respect and no such amendment, supplement, or modification is contemplated by Parent or, to the Knowledge of Parent, by the other parties thereto. As of the date hereof, the Equity Commitment Letter, in the form delivered to the Company, is a legal, valid, and binding obligation of each of Parent and, to the Knowledge of Parent, the other parties thereto, enforceable against Parent and, to the Knowledge of Parent, such other parties thereto in accordance with its terms and conditions, subject to the Bankruptcy and Equity Exception. As of the date hereof, to the Knowledge of Parent, no event has occurred which, with or without notice, lapse of time, or both, would, or would reasonably be expected to, constitute a material default or breach on the part of Parent or any Investor under any term, or a failure to satisfy a condition, of the Equity Commitment Letter or otherwise result in any portion of the Equity Financing necessary to satisfy the Financing Uses contemplated thereby being unavailable on the date on which the Closing should occur pursuant to Section 2.06. As of the date hereof, assuming the satisfaction of the conditions set forth in Section 7.01 and Section 7.02, Parent has no reason to believe that it or any Investor would be unable to satisfy on a timely basis any term or condition of the Equity Commitment Letter required to be satisfied by it or that the full amount of the Equity Financing will not be available to it at the Closing.

Section 5.06 Certain Arrangements. As of the date of this Agreement, there are no Contracts or commitments to enter into Contracts (a) between Parent, Merger Sub, or any of their Affiliates, on the one hand, and any member of the Company’s management or the Company Board, on the other hand, that relate in any way to the Company or any of its Subsidiaries or the Transactions, (b) pursuant to which any shareholder of the Company would be entitled to receive consideration of a different amount or nature than the Merger Consideration or pursuant to which any shareholder of the Company agrees to vote to approve the Merger and this Agreement or agrees to vote against any Superior Proposal, or (c) between Parent, Merger Sub, or any of their Affiliates, on the one hand, and any holder of Company Awards, on the other hand, pursuant to which such holder would be entitled to receive consideration of a different amount or nature than the consideration payable pursuant to Section 3.03.

Section 5.07 Information Supplied. None of the information supplied or to be supplied by or on behalf of Parent or Merger Sub for inclusion or incorporation by reference in the Proxy Statement to be sent to the holders of Company Shares in connection with the Company Shareholders Meeting (including any amendment or supplement thereto or document incorporated by reference therein) shall, on the date the Proxy Statement is first mailed to the holders of Company Shares, at the time of any amendment thereof or supplement thereto, and at the time of the Company Shareholders Meeting, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading or omit to state a material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Company Shareholders Meeting which has become false or misleading.

Section 5.08 Legal Proceedings. Except as would not constitute a Parent Material Adverse Effect, as of the date of this Agreement, there is no (a) pending or, to the Knowledge of Parent, threatened legal or administrative proceeding, suit, arbitration, action, claim, controversy, dispute, hearing, charge, complaint, examination, indictment, litigation, or, to the Knowledge of Parent, investigation against Parent or any of its Subsidiaries (other than ordinary course claims made under or in connection with Contracts of insurance issued by Parent or any of its Subsidiaries) or (b) outstanding injunction, order, judgment, ruling, decree, or writ imposed upon Parent or any of its Subsidiaries, in each case, by or before any Governmental Authority.

Section 5.09 Ownership of Company Shares, 5.95% Preference Shares or 5.625% Preference Shares. None of Parent, Merger Sub or any of their Affiliates beneficially own (within the meaning of Section 13 of the Exchange Act), or will prior to the Closing Date beneficially own, any Company Shares, 5.95% Preference Shares, or 5.625% Preference Shares, or is a party, or will prior to the Closing Date become a party, to any Contract (other than this Agreement) for the purpose of acquiring, holding, voting, or disposing of any Company Shares, 5.95% Preference Shares or 5.625% Preference Shares.

Section 5.10 Brokers and Other Advisors. Except for Willis Towers Watson and Libero Ventures, the fees and expenses of which will be paid by Parent, no broker, investment banker, financial advisor, or other Person is entitled to any broker’s, finder’s, financial advisor’s, or other similar fee or commission or the reimbursement of expenses in connection therewith, in connection with the Transactions based upon arrangements made by or on behalf of Parent or any of its Subsidiaries.

Section 5.11 Guarantee. Concurrently with the execution of this Agreement, Parent and Merger Sub have caused Guarantors to deliver the Guarantee, dated as of the date hereof, to the Company. The Guarantee is in full force and effect (assuming the due authorization, execution, and delivery thereof by the other parties thereto). The Guarantee constitutes the valid and binding obligation of the Guarantors and is enforceable against the Guarantors, subject to the Bankruptcy and Equity Exception. There is no default under the Guarantee by the Guarantors, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default thereunder by Guarantors.

Section 5.12 No Other Representations or Warranties.

(a) Except for the representations and warranties made by Parent and Merger Sub in this Article V and in the Equity Commitment Letter and the Guarantee, neither Parent, Merger Sub, nor any other Person makes any other express or implied representation or warranty with respect to Parent or Merger Sub or any of their Subsidiaries or their respective businesses, operations, assets, liabilities, conditions (financial or otherwise), or prospects, notwithstanding the delivery or disclosure to the Company or any of its Representatives or Affiliates of any documentation, forecasts, or other information with respect to any one or more of the foregoing, and the Company acknowledges the foregoing.

(b) Except for the representations and warranties expressly set forth in Article IV, Parent and Merger Sub hereby agree and acknowledge that neither the Company nor any of its Subsidiaries, nor any other Person, has made or is making, and Parent and Merger Sub are not relying on, any other express or implied representation or warranty with respect to the Company or any of its Subsidiaries or their respective businesses, operations, assets, liabilities, condition (financial or otherwise), or prospects, including with respect to any information made available to Parent, Merger Sub, or any of their respective Representatives or Affiliates (including with respect to any judgment based on actuarial principles, practices, or analyses by any Person or as to the future satisfaction or outcome of any assumption) or any information developed by Parent, Merger Sub or any of their respective Representatives or Affiliates.

ARTICLE VI.

ADDITIONAL COVENANTS AND AGREEMENTS

Section 6.01 Conduct of Business.

(a) During the period from the date of this Agreement through the earlier of the Closing and the termination of this Agreement, except as required by applicable Law, as required or contemplated by the terms of this Agreement (including Section 6.01(c)) or as described in Section 6.01(a) of the Company Disclosure Letter, unless Parent otherwise consents in writing (such consent not to be unreasonably withheld, conditioned, or delayed), (w) the Company shall, and shall cause each of its Subsidiaries to, use reasonable best efforts to carry on its business in all material respects in the ordinary course of business consistent with past practice, (x) to the extent consistent with the prohibitions set forth in clauses (i) through (xxxiii) of this Section 6.01, the Company shall, and shall cause each of its Subsidiaries to, use reasonable best efforts to preserve its and each of its Subsidiaries’ business organizations and material assets substantially intact, keep available in all material respects the services of its current officers, employees and consultants and preserve its goodwill and existing relationships with material customers, brokers, reinsurance providers, regulators, officers, employees, and other Persons with whom the Company or any of its Subsidiaries have significant business relationships and (y) the Company shall not, and shall not permit any of its Subsidiaries to:

(i) issue, sell, or grant any of its shares or other equity or voting interests of the Company, or any securities or rights convertible into, exchangeable or exercisable for, or evidencing the right to subscribe for any shares or other equity or voting interests of the Company or any of its Subsidiaries, or any options, rights, warrants, or other commitments or agreements to acquire from the Company or any of its Subsidiaries, or that obligate the Company or any of its Subsidiaries to issue, any share capital of, or other equity or voting interests in, or any securities convertible into or exchangeable for shares of, or other equity or voting interests in, the Company or any of its Subsidiaries or any Company Awards; provided that the Company may issue Company Shares or other securities as required pursuant to the vesting, settlement, or exercise of Company Awards, Company Share Purchase Plan Awards, or Company Rights outstanding on the date of this Agreement in accordance with the terms of the applicable Company Award, Company Share Purchase Plan Award, or Company Right in effect on the date of this Agreement; provided further that the Subsidiaries of the Company may make any such issuances, sales, or grants to the Company or a direct or indirect wholly owned Subsidiary of the Company;

(ii) redeem, purchase, or otherwise acquire any outstanding shares or other equity or voting interests of the Company or any of its Subsidiaries or any rights, warrants, or options to acquire any shares of the Company or any of its Subsidiaries or other equity or voting interests of the Company or any of its Subsidiaries, except (A) pursuant to the Company Plans, the Company Awards, or Company Share Purchase Plan Awards (including, for the avoidance of doubt, in connection with the forfeiture of any Company Awards or the satisfaction of any per share exercise price related to any Company Awards) or (B) in connection with the satisfaction of Tax withholding obligations with respect to any Company Awards or Company Share Purchase Plan Awards;

(iii) establish a record date for, declare, set aside for payment, or pay any dividend on, or make any other distribution in respect of, any shares or other equity or voting interests of the Company or any of its Subsidiaries, in each case, other than (A) periodic cash dividends paid by the Company on 5.95% Preference Shares and 5.625% Preference Shares not in excess of the amounts contemplated by the applicable certificates of designations for such shares with record dates and payments dates generally consistent with the timing of record and payment dates in the most recent comparable prior fiscal quarter prior to the date of this Agreement, (B) periodic cash dividends paid by the applicable Subsidiary of the Company on preferred shares issued and outstanding on the date hereof in an amount not in excess of the amounts required by the applicable bye-laws, certificate of designation, or authorizing resolutions for such preferred shares, with record and payment dates generally consistent with the timing of record and payment dates in the most recent comparable prior year fiscal quarter prior to the date of this Agreement and (C) dividends paid by a Subsidiary of the Company to the Company or any direct or indirect wholly owned Subsidiary of the Company;

(iv) split, combine, subdivide, or reclassify any shares or other equity or voting interests of the Company or any of its Subsidiaries;

(v) incur any indebtedness for borrowed money, issue or sell any bonds, debentures, or other debt securities or warrants or other rights to acquire any bonds, debentures, or other debt securities of the Company or any of its Subsidiaries, guarantee any such indebtedness or any debt securities of another Person, or enter into any “keep well” or other agreement to maintain any financial statement condition of another Person (collectively, “Indebtedness”), except for (A) Indebtedness incurred solely between the Company and any of its Subsidiaries or solely between its Subsidiaries, (B) letters of credit issued in the ordinary course of business in the insurance or reinsurance business of the Company or any of its Subsidiaries, (C) borrowings under the Company’s existing credit facilities having an aggregate principal amount outstanding that is not in excess of $20,000,000, (D) any other Indebtedness in an aggregate principal amount not in excess of $20,000,000, and (E) Indebtedness incurred in connection with the refinancing of any Indebtedness existing on the date of this Agreement or permitted to be incurred, assumed, or otherwise entered into hereunder; provided that, in the case of this clause (E), the amount of Indebtedness incurred in connection with such refinancing does not exceed the principal amount of the Indebtedness so refinanced (other than with respect to increased amounts attributable to unpaid accrued interest, fees and premiums (including tender premiums), defeasance costs, and underwriting discounts, fees, commissions and expenses associated therewith);

(vi) enter into any swap or hedging transaction or other derivative agreement, except for in the ordinary course of business and in compliance with the Investment Guidelines;

(vii) sell or lease to any Person, in a single transaction or series of related transactions, any of its owned properties or assets whose value or purchase price exceeds $10,000,000 individually or $20,000,000 in the aggregate, except (A) dispositions of obsolete, surplus, or worn out assets or assets that are no longer used or useful in the conduct of the business of the Company or any of its Subsidiaries, (B) transfers among the Company and its Subsidiaries, (C) leases and subleases of real property owned or leased by the Company or its Subsidiaries, or (D) sales of Investment Assets in the ordinary course of business (including in connection with cash management or investment portfolio activities) and in compliance with the Investment Guidelines;

(viii) make or authorize any capital expenditures outside the ordinary course of business or make loans or advances to, or, except as permitted by the Investment Guidelines, any investments in, any other Person, other than a Subsidiary of the Company;

(ix) make any acquisition (including by merger or amalgamation) of the share capital or other equity or voting interests of any other Person (except the acquisition of Investment Assets in the ordinary course of business and in compliance with the Investment Guidelines) or of the assets of any other Person, in each case, for consideration in excess of $10,000,000 individually or $20,000,000 in the aggregate;

(x) make any material changes in financial accounting methods, principles, or practices materially affecting the consolidated assets, liabilities, or results of operations of the Company and its Subsidiaries, except insofar as may be required by (or, in the reasonable good faith judgment of the Company, advisable under) (A) GAAP (or any interpretation thereof), including pursuant to standards, guidelines and interpretations of the FASB or any similar organization, or (B) Applicable SAP (or any interpretation thereof), including pursuant to standards, guidelines, and interpretations of the National Association of Insurance Commissioners or any similar organization;

(xi) materially alter or materially amend any existing (x) insurance or reinsurance underwriting, reserving, claim handling, loss control, policy retention or conservation, (y) ceded reinsurance diversification, counterparty criteria, business line or quota share percentage, or (z) actuarial practice guideline or policy of the Company or any Company Insurance Subsidiary or any material assumption underlying any reserves or actuarial practice or policy, except as may be required by (or, in the reasonable good faith judgment of the Company, advisable under) (A) GAAP (or any interpretation thereof), including pursuant to standards, guidelines and interpretations of the FASB or any similar organization, or (B) Applicable SAP (or any interpretation thereof), including pursuant to standards, guidelines, and interpretations of the National Association of Insurance Commissioners or any similar organization;

(xii) reduce or strengthen any reserves, provisions for losses, or other liability amounts in respect of Insurance Contracts and assumed reinsurance Contracts, except (A) as may be required by (or, in the reasonable good faith judgment of the Company, advisable under) Applicable SAP or GAAP, as applicable, (B) as a result of loss or exposure payments to other parties in accordance with the terms of Insurance Contracts and assumed reinsurance Contracts, or (C) in the ordinary course of business;

(xiii) adopt or implement any shareholder rights plan or similar arrangement;

(xiv) (A) amend the Company Organizational Documents (other than pursuant to the Bye-Law Amendment) or (B) amend in any material respect the comparable Organizational Documents of any of the Subsidiaries of the Company in a manner that would reasonably be likely to prevent or to impede, interfere with, hinder, or delay in any material respect the consummation of the Transactions;

(xv) adopt any plan or agreement of complete or partial liquidation or dissolution, merger, amalgamation, consolidation, restructuring, recapitalization, or other reorganization of the Company or any of its Subsidiaries, continue or agree to continue the Company or any of its Subsidiaries into any other jurisdiction, or convert or agree to convert the Company or any of its Subsidiaries into any other form of legal entity (in each case, other than dormant Subsidiaries or, with respect to any merger, amalgamation, or consolidation, other than among wholly owned Subsidiaries);

(xvi) grant any Lien (other than Permitted Liens) in any of its material properties or assets, except to secure Indebtedness permitted under Section 6.01(a)(v);

(xvii) settle, discharge or compromise any pending or threatened Action against the Company or any of its Subsidiaries, or any of their officers or directors in their capacities as such, other than the settlement or discharge of Actions (A) solely for monetary damages for an amount not to exceed $1,500,000 for any such settlement individually or $5,000,000 in the aggregate (with such aggregate amount calculated taking into account the amount of any settled Tax proceedings permitted under Section 6.01(a)(xxiv)(B)) or (B) for claims under Contracts of insurance or reinsurance issued by the Company or any of its Subsidiaries in accordance with applicable policy or contractual limits in the ordinary course of business;

(xviii) cancel any material Indebtedness or waive any material claims or rights under any Material Contract, other than in the ordinary course of business;

(xix) except as required by Law or the terms of a Company Plan as of the date hereof, (A) terminate, establish, adopt, enter into, or amend any Company Plan (or any other arrangement that would be a Company Plan, if in effect on the date hereof), (B) accelerate the payment, funding, right to payment, or vesting of, compensation or benefits of, any current or former director, officer, employee or individual service provider, (C) modify the compensation or benefits of any Senior Employee, current or former director or individual service provider or, except for annual base salary increases given in the ordinary course of business consistent with past practice, materially increase the compensation or benefits of any other employee, (D) loan or advance any money or other property to any director, officer, employee or individual service provider, or (E) grant any equity or equity-based awards to any director, officer, employee or individual service provider;

(xx) (A) terminate the employment of any employee whose base salary exceeds $300,000 (a “Senior Employee”), other than for “cause”, or (B) hire or promote any Senior Employee (or any employee who would be a Senior Employee, if employed on the date hereof);

(xxi) amend, modify, or terminate any Material Contract or Ceded Reinsurance Contract in such a way as to materially reduce the expected business or economic benefits thereof or enter into any Contract that would constitute a Material Contract if in effect as of the date hereof, in each case, except in the ordinary course of business;

(xxii) voluntarily abandon, dispose of, or permit to lapse any right to Owned Intellectual Property material to the Company and its Subsidiaries, taken as a whole, other than in the ordinary course of business;

(xxiii) voluntarily abandon, dispose of or permit to lapse any Permit material to the business of the Company or any of its Subsidiaries;

(xxiv) (A) make any material Tax election, except for in the ordinary course of business, (B) settle or compromise any audit or other proceeding relating to a material amount of Tax (other than in an amount not to exceed $10,000,000 for any such settlement or compromise individually or $50,000,000 in the aggregate (with such aggregate amount calculated taking into account the amount of any settled Actions permitted under Section 6.01(a)(xvii)(A))), (C) file any material amended Tax Return, (D) extend or waive the application of any statute of limitations regarding the assessment or collection of any material Tax, other than in the ordinary course of business, (E) enter into any Tax indemnification, sharing, allocation, reimbursement or similar agreement, arrangement or understanding (other than any Contract entered into in the ordinary course of business that does not relate principally to Taxes), (F) surrender any right to claim any material Tax refund, (G) make any material change to any Tax accounting method, except for in the ordinary course of business, (H) change its residence for Tax purposes; or (I) establish any office, branch or permanent establishment in any country other than the country in which it is organized;

(xxv) acquire or dispose of any material Investment Assets in any manner inconsistent with the Investment Guidelines;

(xxvi) materially amend, materially modify, or otherwise materially change the Investment Guidelines or manage the investment portfolios of the Company Insurance Subsidiaries in a manner that is inconsistent with the Investment Guidelines in any material respect;

(xxvii) enter into any new lines of business or withdraw from, or put into “run off”, any existing material lines of business;

(xxviii) change in any material respect any material products or any material operating or enterprise risk management policies, in each case, except as required by Law or by policies imposed, or requests made, by a Governmental Authority;

(xxix) recognize any labor union or negotiate, enter into, or amend any collective bargaining agreement;

(xxx) enter into any Contract or commitment with any insurance regulatory authority other than in the ordinary course of business consistent with past practice;

(xxxi) enter into (A) any material funding obligation of any kind, or material obligation to make any additional advances or investments (including any obligation relating to any currency or interest rate swap, hedge, or similar arrangement), in respect of any of the Investment Assets or (B) any material outstanding commitments, options, put agreements or other arrangements relating to the Investment Assets to which the Company or any of its Subsidiaries may be subject upon or after the Closing, in each case, other than in the ordinary course of business consistent with past practice;

(xxxii) enter into, or amend or modify in any significant manner, any Contract or commitment with any former or present director or officer of the Company or any of its Subsidiaries or with any Affiliate of any of the foregoing Persons or any other Person covered under Item 404(a) of Regulation S-K under the Securities Act, other than as would not be adverse to the Company and its Subsidiaries;

(xxxiii) enter into, amend, or modify any agreement with any broker, investment banker, financial advisor, or other Person entitling such Person to any broker’s, finder’s, financial advisor’s, or other similar fee or commission or the reimbursement of expenses in connection therewith, in connection with the Transactions based upon arrangements made by or on behalf of the Company or any of its Subsidiaries, including any amendment or modification of any Engagement Letter;

(xxxiv) enter into, amend, modify, or exercise any right to renew any Company Lease that provides for or involves rent payments of $2 million in any twelve (12) month period or more or has a term of more than three (3) years;

(xxxv) (A) enter into, renew, or modify any Ceded Reinsurance Contract that would, or would reasonably be expected to, result in the Company and its Subsidiaries, taken together, ceding to third parties in excess of twenty five percent (25%) of the total gross written premiums of the Company and its Subsidiaries, taken together, in 2019 or (B) enter into, renew or modify any loss portfolio transfer or adverse development cover or similar transaction; or

(xxxvi) authorize any of, or commit or agree, in writing or otherwise, to take any of, the foregoing actions.

(b) Nothing in this Agreement is intended to give Parent, directly or indirectly, the right to control or direct the Company’s or its Subsidiaries’ operations prior to the Effective Time, and nothing in this Agreement is intended to give the Company, directly or indirectly, the right to control or direct Parent’s or its Subsidiaries’ operations. Prior to the Effective Time, each of Parent and the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ respective operations.

(c)

(i) (A) If, between the date hereof and the Closing Date, the Company or any of its Representatives receives a clear indication from A.M. Best or S&P after a discussion with such rating agency that such rating agency intends to downgrade the financial strength rating of any Company Insurance Subsidiary in the near-term, the Company will as promptly as reasonably practicable notify Parent of the receipt of such indication and disclose any reasoning given by such rating agency for the potential downgrade. Parent and the Company shall thereafter cooperate and work together in good faith to develop and implement in a timely manner a plan for addressing any matters raised by such rating agency so as to avoid such downgrade. If Parent and the Company mutually agree on the actions to be taken to avoid such ratings downgrade and that the Company should take such actions, the Company may take such actions and the taking of such actions will not constitute a breach of this Agreement by the Company (notwithstanding anything to the contrary in this Agreement). (B) If Parent and the Company do not mutually agree on the actions to be taken to avoid such ratings downgrade or that the Company should take any particular actions, then the Company may, notwithstanding anything to the contrary in this Agreement (including the restrictions set forth in Section 6.01(a) hereunder), take any commercially reasonable actions that the Company Board reasonably determines are reasonably necessary to avoid such a ratings downgrade; provided that the Company notifies Parent no later than 1 business day after such determination and notifies Parent no later than 1 business day after it has taken such action (which notices shall describe the action taken or to be taken and the rationale therefor).

(ii) Notwithstanding anything to the contrary in Section 6.01(c)(i), if (x) the Company takes any action pursuant to Section 6.01(c)(i) (B) and the taking of such action causes, or would reasonably be expected to cause, a significant adverse economic consequence for the Company and its Subsidiaries, taken as a whole, or increases, in any respect, the aggregate Merger Consideration payable to the holders of Company Shares in accordance with Article III, or (y) without the express prior written consent of Parent, the Company takes, or refrains from taking, any action pursuant to Section 6.01(c)(i)(B) and such action, or failure to act, would otherwise violate the provisions of Sections 6.01(a)(i), (iii), (v), (vi), (x), (xi), (xii), (xv), (xx), (xxiv), (xxvii), (xxviii), (xxx) or (xxxv) in any material respect (any such action, or failure to act, under clause (x) or clause (y), a “Triggering Event”), then in either case Parent shall be entitled to terminate this Agreement pursuant to Section 8.01(c)(iii) on or prior to the 20th business day after the later of (A) the date on which the Company causes (by action or failure to act) a Triggering Event and (B) the date on which the Company notifies Parent that it has caused (by action or failure to act) a Triggering Event. For the avoidance of doubt, notwithstanding anything to the contrary in this Agreement, the taking of any such action, or failure to act, under clause (x) or clause (y) in the circumstances contemplated by Section 6.01(c)(ii) will not constitute a breach or violation of this Agreement by the Company for any other purpose and will not result in a right of termination, other than pursuant to Section 8.01(c) (iii).

(d) During the period from the date of this Agreement through the earlier of the Closing and the termination of this Agreement, the Company shall not, and shall cause its Subsidiaries not to, capitalize or agree to any capital plan with respect to Aspen Insurance Ireland Designated Activity Company in any manner that is inconsistent with the capital plan set forth in the application to the Central Bank of Ireland for authorization of Aspen Insurance Ireland Designated Activity Company as an insurance carrier, which was submitted by the Company to the Central Bank of Ireland prior to the date hereof, in any case, without the prior written consent of Parent.

Section 6.02 No Solicitation by the Company; Change in Recommendation.

(a) Except as permitted by this Section 6.02, the Company shall and shall cause each of its Subsidiaries to, and its and their respective directors, officers, and employees to, and shall use its reasonable best efforts to cause its other Representatives (including by providing written direction to its financial advisor informing it of the obligations set forth in clauses (i) and (ii) of this Section 6.02(a)), as applicable, to, (i) immediately cease any solicitation, knowing encouragement, discussions or negotiations of or with any Persons that may be ongoing with respect to a Takeover Proposal and (ii) during the period from the date of this Agreement through the earlier of the Closing and the termination of this Agreement pursuant to Article VIII, not, directly or indirectly, (A) solicit, knowingly encourage, initiate, or take any action to facilitate the submission of any inquiry or the making of any proposal or offer, in each case that constitutes, or would reasonably be expected to lead to, a Takeover Proposal, (B) engage in or otherwise participate in any discussions or negotiations regarding any submission, proposal, announcement, offer, or inquiry that constitutes or would reasonably be expected to lead to a Takeover Proposal or furnish to any other Person any non-public information in connection with a Takeover Proposal or any such submission, proposal, announcement, offer, or inquiry, (C) enter into any Company Acquisition Agreement, (D) terminate, waive, amend, release or modify any provision of any confidentiality agreement to which the Company or any Subsidiary of the Company is a party in connection with any Takeover Proposal or any submission, proposal, offer, or inquiry that would reasonably be expected to lead to any Takeover Proposal (unless the Company Board determines in good faith (after consultation with its outside counsel) that failure to do so would be inconsistent with the fiduciary duties of directors under applicable Law), (E) reimburse or agree to reimburse the expenses of any Person (other than the Company’s Representatives) in connection with any Takeover Proposal, or (F) publicly propose or agree to do any of the foregoing. Promptly following the execution of this Agreement, the Company shall, to the extent it had not previously done so prior to the date of this Agreement, deliver a request to each Person that has executed a confidentiality agreement with the Company during the eighteen (18) months prior to the date of this Agreement or has received non-public information from or on behalf of the Company during such period, in either case, in connection with considering or making a Takeover Proposal to promptly return or destroy any non-public information previously furnished or made available to such Person or any of its Representatives on behalf of the Company or its Representatives. Notwithstanding the foregoing or anything else in this Agreement to the contrary, the Company may waive, and may choose not to enforce, any provision of any standstill or confidentiality agreement with any Person that would prohibit such Person from communicating confidentially a Takeover Proposal to the Company Board, if and only to the extent that the Company Board determines in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to do so would be inconsistent with its fiduciary duties under applicable Law.

(b) Notwithstanding anything contained in Section 6.02(a) or any other provision of this Agreement to the contrary, if, at any time after the execution of this Agreement and prior to obtaining the Company Shareholder Approval, the Company receives a bona fide Takeover Proposal, which Takeover Proposal did not result from any material breach of this Section 6.02 (provided that, solely for purposes of determining whether a breach of the first sentence of Section 6.02(a) has occurred for purposes of this Section 6.02(b), Section 6.02(d) or Section 8.01(d)(ii), but not, for the avoidance of doubt, for the purpose of determining whether a breach has occurred for purposes of Section 8.02 or Section 8.03(a)(i), the Company’s obligation to use its reasonable best efforts to cause its Representatives to comply with the first sentence of Section 6.02(a) shall be a covenant (without qualification of reasonable best efforts) to cause its Representatives to comply with clauses (i) and (ii) of Section 6.02(a)), then (i) the Company and its Representatives may contact such Person or group of Persons making the Takeover Proposal solely to clarify the terms and conditions thereof or to request that any Takeover Proposal made orally be made in writing; provided that the Company shall promptly provide to Parent any material written correspondence with any such Person or its Representatives and communicate to Parent any material terms and conditions of such Takeover Proposal that were orally communicated to the Company or its Representatives by such Person and (ii) if the Company Board determines in good faith after consultation with its financial advisors and outside legal counsel that such Takeover Proposal constitutes or would reasonably be expected to lead to a Superior Proposal, then the Company and its Representatives may (x) enter into an Acceptable Confidentiality Agreement with the Person or group of Persons making the Takeover Proposal and furnish pursuant thereto information (including non-public information) with respect to the Company and its Subsidiaries to the Person or group of Persons who has made such Takeover Proposal; provided that the Company (1) shall promptly provide to Parent a copy of such Acceptable Confidentiality Agreement; and (2) has previously provided, or substantially concurrently with the time such information is provided to such Person or group of Persons, provides, all such information concerning the Company or any of its Subsidiaries to Parent or its Representatives, and (y) engage in or otherwise participate in discussions or negotiations with the Person or group of Persons making such Takeover Proposal after entering into an Acceptable Confidentiality Agreement with such Person.

(c) The Company shall promptly notify Parent in the event that the Company or any of its Subsidiaries or its or their Representatives receives a Takeover Proposal (and in any event within twenty-four (24) hours after receipt thereof) and shall disclose to Parent the material terms and conditions of any such Takeover Proposal and the identity of the Person or group of Persons making such Takeover Proposal and unredacted copies of all proposals, offers, indications of interest, term sheets, or other material agreements and documents with respect thereto or that contain proposed terms of such Takeover Proposal and communicate to Parent any material terms and conditions orally communicated to the Company or its Representatives in connection with such Takeover Proposal, in each case, as promptly as practicable (and in no event later than twenty-four (24) hours) after receipt or delivery thereof. The Company shall keep Parent reasonably informed of any material developments with respect to any such Takeover Proposal (including any material changes thereto and provide copies of proposals, offers, indications of interest, term sheets, or other material agreements, as contemplated above) on a prompt basis. For the avoidance of doubt, all information provided to Parent pursuant to this Section 6.02 will be subject to the terms of the Confidentiality Agreement.

(d) Neither the Company Board nor any committee thereof shall (x) (A) withhold or withdraw or publicly propose to withdraw or withhold the Company Board Recommendation, (B) modify, qualify, or amend or publicly propose to modify, qualify or amend the Company Board Recommendation in a manner adverse to Parent, (C) fail to include the Company Board Recommendation in the Proxy Statement, (D) approve, publicly endorse, or recommend or propose to approve, publicly endorse, or recommend any Takeover Proposal, (E) make any recommendation in connection with a tender offer or exchange offer, other than a recommendation against such offer, or fail to recommend against acceptance of such a tender or exchange offer, including by taking no position with respect to acceptance of such tender or exchange offer, by the close of business on the earlier of (i) the tenth (10th) business day after the commencement of such tender offer or exchange offer pursuant to Rule 14d-2 under the Exchange Act and (ii) the second (2nd) business day prior to the date of the Company Shareholders Meeting (if such tender or exchange offer is commenced prior to the fourth (4th) business day prior to the Company Shareholders Meeting) or the date and time of the Company Shareholders Meeting (if such tender or exchange offer is commenced on or after the fourth (4th) business day prior to the Company Shareholders Meeting), or (F) fail to publicly reaffirm the Company Board Recommendation within five (5) business days after receipt of a written request by Parent to make such public reaffirmation following the receipt by the Company of a public Takeover Proposal (other than in the case of a Takeover Proposal in the form of a tender offer or exchange offer, which shall be governed by clause (E)) that has not been withdrawn; provided that Parent may make any such request only once in any ten (10) business day period and only once for each such public Takeover Proposal and once for each public material amendment to such Takeover Proposal (any prohibited action described in this clause (x) being referred to as an “Adverse Recommendation Change”) or (y) authorize, cause, or permit or publicly propose to authorize, cause or permit the Company or any of its Subsidiaries to execute or enter into any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, stock purchase agreement, asset purchase agreement, option agreement, amalgamation agreement, or other agreement related to any Takeover Proposal (other than any Acceptable Confidentiality Agreement pursuant to Section 6.02(b)) (each, a “Company Acquisition Agreement”) or requiring, directly or indirectly, the Company to abandon, terminate, or fail to consummate the transactions contemplated hereby. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, prior to the time the Company Shareholder Approval is obtained, the Company Board may:

(i) in response to an Intervening Event, if the Company Board has determined in good faith, after consultation with the Company’s outside legal counsel, that failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable Law, make an Adverse Recommendation Change; and

(ii) in response to a Superior Proposal that has not been withdrawn, if the Company Board has determined in good faith, after consultation with the Company’s financial advisors and outside legal counsel, that failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable Law, (A) make an Adverse Recommendation Change or (B) cause the Company to terminate this Agreement pursuant to Section 8.01(d)(ii), pay the Company Termination Fee, and enter into a definitive agreement to implement such Superior Proposal;

provided that the Company has complied in all material respects with this Section 6.02 and has given Parent at least four (4) business days’ (the “Change of Recommendation Notice Period”) written notice (a “Company Notice”) prior to taking any such action, which notice shall include a statement that the Company Board intends to take such action and specifying the reasons therefor and (I) in the case of an Intervening Event, specifies the material changes, developments, effects, circumstances, states of facts, or events comprising such Intervening Event, and (II) in the case of a Superior Proposal, discloses (1) the material terms and conditions of such Superior Proposal and the identity of the Person or group of Persons making such Superior Proposal and its or their financing sources, if applicable, and (2) a copy of the most current version of the Company Acquisition Agreement (if any) with respect to such Superior Proposal and any agreement in the Company’s possession relating to the financing of such Superior Proposal; provided, further, that (X) during such Change of Recommendation Notice Period (it being understood and agreed that any change to the financial or other material terms and conditions of a Superior Proposal shall require an additional Company Notice to Parent and an additional two (2) business day period prior to taking any specified action), the Company shall have, and shall have caused its Subsidiaries and its and their respective Representatives to, negotiate with Parent in good faith (to the extent Parent desires to negotiate) to make such commercially reasonable adjustments to the terms and conditions of this Agreement as would enable the Company Board to no longer make an Adverse Recommendation Change or a determination that a Takeover Proposal constitutes a Superior Proposal and (Y) the Company Board shall have determined in good faith following the end of such Change of Recommendation Notice Period (as it may be extended pursuant to this Section 6.02(d)), after considering the results of such negotiations and the revised proposals made by Parent, if any, after consultation with the Company’s financial advisors and outside legal counsel, (i) that the Superior Proposal giving rise to such Company Notice continues to be a Superior Proposal or (ii) that failure to make an Adverse Recommendation Change in respect of the applicable Intervening Event would be inconsistent with the directors’ fiduciary duties under applicable Law.

(e) Nothing in this Section 6.02 or elsewhere in this Agreement shall prohibit the Company or the Company Board or any committee thereof from (i) taking and disclosing to shareholders of the Company a position or communication contemplated by Rule 14e-2(a), Rule 14d-9, or Item 1012(a) of Regulation M-A promulgated under the Exchange Act, (ii) making any disclosure or communication to shareholders of the Company that the Company Board determines in good faith, after consultation with the Company’s financial advisors and outside legal counsel, is required by the directors’ fiduciary duties under applicable Law or otherwise by applicable Law, it being understood, however, that this Section 6.02(e) shall not be deemed to permit the Company Board to make an Adverse Recommendation Change or take any of the actions referred to in clause (y) of Section 6.02 (d), except, in each case, to the extent permitted by Section 6.02(d), or (iii) informing any Person of the existence of the provisions contained in this Section 6.02.

(f) As used in this Section 6.02, “group” has the meaning ascribed to it in Rule 13d-5 promulgated under the Exchange Act.

Section 6.03 Preparation of the Proxy Statement; Shareholders Meeting.

(a) As promptly as reasonably practicable after the execution of this Agreement, the Company (with the assistance and cooperation of Parent as reasonably requested by the Company) shall prepare the Proxy Statement and file it with the SEC. Subject to Section 6.02, the Company Board shall make the Company Board Recommendation to the holders of Company Shares and shall include such recommendation in the Proxy Statement. Parent shall provide to the Company all information concerning Parent and Merger Sub as may be reasonably requested by the Company in connection with the Proxy Statement and shall otherwise assist and cooperate with the Company in the preparation of the Proxy Statement and the resolution of any comments thereto received from the SEC. Each of the Company, Parent, and Merger Sub shall promptly correct any information provided by it for use in the Proxy Statement, if and to the extent such information shall have become false or misleading in any material respect. Each of the Company and Parent shall notify the other promptly in writing after the receipt of any comments from the SEC and of any request by the SEC for amendments or supplements to the Proxy Statement or for additional information and shall supply the other with copies of all written correspondence between such party or any of its Representatives, on the one hand, and the SEC, on the other hand, with respect to the Proxy Statement. Each of the Company and Parent shall use their respective reasonable best efforts to respond as promptly as reasonably practicable to any comments received from the SEC concerning the Proxy Statement and to resolve such comments with the SEC, and the Company shall use its reasonable best efforts to cause the Proxy Statement to be disseminated to its shareholders as promptly as reasonably practicable after the resolution of any such comments. Prior to the filing of the Proxy Statement (or any amendment or supplement thereto) or any dissemination thereof to the holders of Company Shares, or responding to any comments from the SEC with respect thereto, the Company shall provide Parent with a reasonable opportunity to review and to propose comments on such document or response, which the Company shall consider in good faith.

(b) Subject to Section 6.03(a), the Company shall take all necessary actions, including in accordance with applicable Law, the Company Organizational Documents, and the rules of the New York Stock Exchange, to duly call, give notice of, convene, and hold a meeting of its shareholders (including any adjournment, recess, reconvening, or postponement thereof, the “Company Shareholders Meeting”) for the purpose of obtaining approval of the Bye-Law Amendment and Company Shareholder Approval, as soon as reasonably practicable after the SEC confirms that it has no further comments on the Proxy Statement. Without limiting the generality of the foregoing, the Company agrees that its obligations pursuant to the first sentence of this Section 6.03 shall not be affected by (i) the commencement, public proposal, public disclosure or communication to the Company of any Takeover Proposal or (ii) the Company Board of Directors making an Adverse Recommendation Change. The Bye-Law Amendment proposal shall appear first on the proxy card in the Proxy Statement ahead of the proposals to obtain the Company Shareholder Approval. The Company shall not include in the Proxy Statement any proposal to vote upon or consider any Takeover Proposal. Subject to Section 6.02, the Company shall use its reasonable best efforts to obtain approval of the Bye-Law Amendment and the Company Shareholder Approval. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not, without Parent’s consent, adjourn, recess, reconvene, or postpone the Company Shareholders Meeting, if after reasonable consultation with Parent, the Company reasonably believes that (i) such adjournment, recess, reconvening, or postponement is necessary to ensure that any required supplement or amendment to the Proxy Statement is provided to the holders of Company Shares within a reasonable amount of time in advance of the Company Shareholders Meeting, (ii) as of the time for which the Company Shareholders Meeting is originally scheduled (as set forth in the Proxy Statement), (A) there will be an insufficient number of Company Shares present (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Shareholders Meeting or (B) there will be an insufficient number of proxies to obtain approval of the Bye-Law Amendment or the Company Shareholder Approval or (iii) such adjournment, recess, reconvening or postponement is required by Law or a court or other Governmental Authority of competent jurisdiction in connection with any Actions in connection with this Agreement or the Transactions or has been requested by the SEC or its staff. The Company shall adjourn or postpone the Company Shareholders Meeting once, for a period of up to fourteen (14) days, if requested by Parent (in Parent’s sole discretion) to permit additional time to solicit the Company Shareholder Approval, if sufficient proxies constituting the Company Shareholder Approval have not been received by the Company. If requested by Parent, the Company shall advise Parent at least on a daily basis on each of the last seven (7) days prior to the date of the Company Shareholders Meeting (and any reconvening thereof) as to the aggregate tally of proxies received by the Company with respect to the Company Shareholder Approval and whether such proxies have been voted affirmatively or negatively with respect to each of the proposals to be presented at the Company Shareholders Meeting.

Section 6.04 Reasonable Best Efforts.

(a) Upon the terms and subject to the conditions set forth in this Agreement, each of Parent, Merger Sub, and the Company shall, and shall cause their respective Subsidiaries to, and Parent shall use its reasonable best efforts to cause its control persons under applicable Law to, if applicable, use its reasonable best efforts to fulfill all conditions to Closing applicable to such party pursuant to this Agreement and to consummate and make effective, in the most expeditious manner reasonably practicable, the Merger and the other Transactions, including (i) using reasonable best efforts to obtain all necessary, proper, or advisable Consents from Governmental Authorities and making all necessary, proper, or advisable registrations, filings, and notices and using reasonable best efforts to take all steps as may be necessary to obtain such Consents from any Governmental Authority (including under Insurance Laws and the HSR Act and any other applicable Antitrust Laws) and (ii) executing and delivering any additional agreements, documents, or instruments necessary, proper, or advisable to consummate the Transactions, and to fully carry out the purposes of, this Agreement.

(b) Without limiting the foregoing and subject to Section 6.04(e) and Section 6.04(f), each party hereto shall, and shall cause its Subsidiaries to, and Parent shall use its reasonable best efforts to cause its control persons under applicable Law to, if applicable, use reasonable best efforts to avoid each and every impediment under any applicable Law that may be asserted by, or judgment, decree, and order that may be entered with, any Governmental Authority with respect to this Agreement, the Merger, or any other Transaction, so as to enable the Closing to occur in the most expeditious manner reasonably practicable, including using reasonable best efforts to (i) obtain all Consents of Governmental Authorities necessary, proper, or advisable to consummate the Transactions and secure the expiration or termination of any applicable waiting period under the HSR Act and any other applicable Antitrust Laws, (ii) resolve any objections that may be asserted by any Governmental Authority with respect to the Merger or any other transaction contemplated hereby, and (iii) prevent the entry of, and have vacated, lifted, reversed, or overturned, any judgment, decree, or order of Governmental Authorities that would prevent, prohibit, restrict, or delay the consummation of the Merger or any other Transaction contemplated hereby.

(c) In furtherance of and without limiting the foregoing, (i) Parent shall, and shall use its reasonable best efforts to cause each of its control persons under applicable Law, if applicable, to, file a “Form A” Acquisition of Control with the Insurance Commissioner of the States of Texas and North Dakota, within twenty (20) business days after the date hereof, which filings shall include a business plan that is consistent in all material respects with the Summary Business Plan, (ii) Parent shall file any pre-acquisition notifications on “Form E” or similar market share notifications to be filed in each jurisdiction where required by applicable Insurance Laws within twenty (20) business days after the date hereof; (iii) each of Parent and the Company shall file a notification and report form pursuant to the HSR Act with the Federal Trade Commission and the Antitrust Division of the United States Department of Justice with respect to the Transactions and requesting early termination of the waiting period under the HSR Act, within twenty (20) business days after the date hereof, (iv) Parent shall file an application with the Bermuda Monetary Authority within twenty (20) business days after the date hereof, (v) Parent shall, and shall use its reasonable best efforts to cause each of its control persons under applicable Law, if applicable, to, file a notification under section 178 of the Financial Services and Markets Act 2000 to the Prudential Regulation Authority and the Financial Conduct Authority within twenty (20) business days after the date hereof, (vi) Parent or, where appropriate, the Company Subsidiary that is a Lloyd’s managing agent, shall, following the provision of a draft approved by Parent, file a notification requesting the written consent of the Franchise Board as required by paragraph 43 of the Lloyd’s Underwriting Bye-Law within twenty (20) business days after the date hereof, (vii) Parent shall, and shall use its reasonable best efforts to cause each of its control persons under applicable Law, if applicable, to, file a notification requesting the written consent of the Council as required by paragraph 12 of the Lloyd’s Membership Bye-law to Lloyd’s within twenty (20) business days after the date hereof, (viii) Parent or the Company, as applicable, shall, and shall use its reasonable best efforts to cause each of their control persons under applicable Law, if applicable, to, make any other necessary, proper, or advisable registrations, filings, and notices under non-U.S. Insurance Laws within twenty (20) business days after the date hereof, (ix) Parent or the Company, as applicable, shall make any necessary, proper, or advisable registrations, draft filings and notices under non-U.S. Antitrust Laws within twenty (20) business days after the Company provides the information necessary to determine what filings are required under any applicable Antitrust Laws, and (x) Parent or the Company, as applicable, shall, and shall use its reasonable best efforts to cause each of their control persons under applicable Law, if applicable, to, make any other necessary, proper, or advisable registrations, filings, and notices within twenty (20) business days after the date hereof. All filings, presentations or communications to the public or to third parties that are made by or on behalf of Parent or any of its control persons under applicable Law in connection with the transactions contemplated by this Agreement that include or require a description of, or an attachment of, any plans for the business, operations or management of the Company or any of its Subsidiaries after the Closing shall include a description or plan that is consistent in all material respects with the Summary Business Plan, and neither Parent nor any of its control persons under applicable Law or Representatives shall make any statements or representations to any Governmental Authority, rating agency or any other Person in connection with the transactions contemplated by this Agreement that are inconsistent with the Summary Business Plan. All filing fees payable in connection with the foregoing shall be borne by Parent.

(d) Each of the Company, Parent, and Merger Sub shall consult with one another with respect to the obtaining of all Consents of Governmental Authorities necessary, proper, or advisable to consummate the Transactions and each of the Company, Parent, and Merger Sub shall keep the others reasonably apprised on a prompt basis of the status of matters relating to such Consents. The Company shall supply all information reasonably requested by Parent to prepare any necessary filings and to make a determination of what filings under the Antitrust Laws are necessary. Parent and the Company shall have the right to review in advance and, to the extent practicable, and subject to any restrictions under applicable Law, each shall consult the other with respect to, any filing made with, or written materials submitted to, any Governmental Authority or any third party in connection with the Transactions and each party agrees to in good faith consider comments of the other parties thereon. Parent and the Company shall promptly furnish to each other copies of all such filings and written materials after their filing or submission, in each case subject to applicable Laws. Parent and the Company shall promptly advise each other upon receiving any communication from any Governmental Authority whose Consent is required to consummate the Transactions, including promptly furnishing each other copies of any written or electronic communication (redacted or on an outside counsel basis as necessary), and shall promptly advise each other when any such communication causes such party to believe that there is a reasonable likelihood that any such Consent will not be obtained or that the receipt of any such Consent will be materially delayed or conditioned. Parent, Merger Sub, and the Company shall not, and shall cause their respective Affiliates not to, permit any of their respective Representatives to participate in any live or telephonic meeting with any Governmental Authority (other than routine or ministerial matters) in respect of any filing, investigation, or other inquiry relating to the Transactions, unless, to the extent practicable, (i) it consults with the other party in advance and, (ii) to the extent permitted by applicable Law and by such Governmental Authority, gives the other party the opportunity to attend and participate in such meeting. Notwithstanding the foregoing or anything else contained in this Agreement, no party shall be obligated to provide information to another party, if such party determines, in its reasonable judgment, that (i) doing so would violate applicable Law or a Contract, agreement, privilege or obligation of confidentiality owing to a third party, jeopardize the protection of an attorney-client privilege, or expose such party to risk of liability for disclosure of sensitive or personal information (it being understood that the parties shall, and shall cause their respective Affiliates to, use commercially reasonable efforts to enable such information to be furnished or made available to the requesting party or its Representatives without so jeopardizing privilege or protection, incurring liability, or contravening applicable Law or Contract, agreement, or obligation, including by entering into a customary joint defense agreement or common interest agreement with the requesting party, to the extent such an agreement would preserve the applicable privilege or protection) or (ii) such information is not directly related to the Transactions. For the avoidance of doubt, this Section 6.04(d) (except for the immediately preceding sentence) shall not apply with respect to Tax matters.

(e) Notwithstanding anything to the contrary contained in this Agreement, in no event shall a party or any of its Affiliates be required by a Governmental Authority to agree to take, or enter into any action, which action is not conditioned upon the Closing.

(f) Notwithstanding anything to the contrary contained in this Agreement, in no event shall Parent or any of its Affiliates be required to (and in no event shall the Company or any Subsidiary of the Company without the prior written consent of Parent agree to) take or refrain from taking, or agree to take or refrain from taking, any action, including entering into any consent decree, hold separate order, or other arrangement, or permit or suffer to exist any condition, limitation, restriction or requirement (i) that would, or would reasonably be expected to, have a material adverse effect on the business, results of operations, or financial condition of (A) the Company and its Subsidiaries, taken as a whole, or (B) Parent or any of its Affiliates (provided that, for this purpose, that the business and the financial condition, results of operations and other financial metrics of Parent or any of its Affiliates that is of a smaller scale than the Company and its Subsidiaries, taken as a whole, shall be deemed to be of the same scale as those of the Company and its Subsidiaries, taken as a whole), (ii) relating to the contribution of capital, or any guaranty, keep-well, capital maintenance or similar arrangement, by Parent or any of its Affiliates (other than the Company and its Subsidiaries) to or of the Company or any of its Subsidiaries or any restrictions on dividends or distributions that, in any case, has or would reasonably be expected to have a non-de minimis adverse economic impact on Parent or any of its Affiliates or (iii) that requires or involves any adverse deviation in any material respect from any key term of the Summary Business Plan with respect to the Company and the Company Insurance Subsidiaries in connection with the Merger identified in Section 6.04(f) of the Parent Disclosure Letter (any such requirement, individually or together with all other such requirements, a “Parent Burdensome Condition”). Except as approved by Parent, the Company shall not, and shall not permit any of its Subsidiaries to, make or agree to any concessions with a Governmental Authority in order to obtain the approvals set forth in Schedule I. Prior to Parent being entitled to invoke a Parent Burdensome Condition, the parties and their respective Representatives shall promptly confer in good faith in order to (i) exchange and review their respective views and positions as to any Parent Burdensome Condition or potential Parent Burdensome Condition and (ii) discuss and present to, and engage with, the applicable Governmental Authority regarding any approaches or actions that would avoid the imposition of a Parent Burdensome Condition or mitigate its impact so that it is no longer a Parent Burdensome Condition.

(g) If requested by Parent, (i) the Company shall reasonably cooperate with Parent in preparing and implementing a communications strategy with respect to Producers, reinsurers and other Persons with material relationships with the Company and (ii) the parties shall, and shall cause their respective Subsidiaries to, use reasonable best efforts to obtain all consents and approvals under any Contracts to which the Company or any of its Subsidiaries is a party in order to avoid any breach or loss of any right thereunder by the Company or any of its Subsidiaries or any right of termination by any counterparty thereto arising solely as a result of the entry into this Agreement or the consummation of the transactions contemplated hereby; provided, however, that (A) without the prior written consent of Parent, the Company shall not (and shall cause its Subsidiaries not to) make any concessions to any such Persons in connection with their efforts to obtain such consents and approvals, (B) the Company and its Subsidiaries shall not be required to make any concessions to the counterparty to such Contracts that would result in any of them incurring any cost or making any payment in connection with obtaining any such consent (unless Parent agrees to make such payment or incur such cost on behalf of the Company or to indemnify the Company therefore, or such payment or cost is not required to be paid or incurred until after the Effective Time), (C) the Company and its Subsidiaries shall not be required to agree to take or enter into any action that is not conditioned upon the Closing, and (D) Parent shall not be required to agree to make any concessions to the counterparty to any such Contract (unless Parent agrees to make any payments in connection with such concessions on behalf of the Company or to indemnify the Company therefore, or such concessions would not be effective until after the Effective Time).

Section 6.05 Transfer Taxes. Subject to Section 3.02, all share transfer, real estate transfer, documentary, stamp, recording and other similar Taxes (including interest, penalties, and additions to any such Taxes) (“Transfer Taxes”) incurred in connection with the Transactions shall be paid by Parent or the Surviving Company, and, prior to the Effective Time, the Company shall cooperate with Parent in preparing, executing, and filing any applicable Tax Returns with respect to such Transfer Taxes.

Section 6.06 Public Announcements. Parent and Merger Sub, on the one hand, and the Company, on the other hand, shall consult with each other before issuing, and give each other reasonable opportunity to review and comment upon, any press release or other public statement with respect to the Transactions, and shall not (and shall not cause or permit their respective Subsidiaries or Representatives to) issue any such press release or make any such public statement prior to such consultation, except (i) as may be required by applicable Law, court process, or the rules and regulations of any national securities exchange or national securities quotation system, (ii) as otherwise explicitly provided in Section 6.02, or (iii) to enforce its rights and remedies under this Agreement. The parties agree that the initial press release to be issued with respect to the Transactions following execution of this Agreement shall be in the form heretofore agreed to by the parties. The Company shall not make any internal announcements or other communications to its employees, customers, brokers or reinsurance providers with respect to this Agreement or the Transactions without Parent’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, Parent and the Company may make any oral or written public or internal announcements, releases or statements without complying with the foregoing requirements, if the substance of such announcements, releases or statements, was publicly or internally disclosed and previously subject to the foregoing requirements.

Section 6.07 Access to Information. Subject to applicable Law, upon reasonable notice, the Company shall afford to Parent and Parent’s Representatives reasonable access during normal business hours to the Company’s officers, employees, agents, properties, books, Contracts, and records and the Company shall furnish promptly to Parent and Parent’s Representatives such information concerning its business, personnel, assets, liabilities, and properties as Parent may reasonably request; provided that Parent and its Representatives shall conduct any such activities in such a manner as not to interfere unreasonably with the business or operations of the Company; provided further, however, that, notwithstanding the foregoing, the Company shall not be obligated to provide such access or information, if the Company determines, in its reasonable judgment, that doing so could violate applicable Law or a Contract or obligation of confidentiality owing to a third party, waive the protection of an attorney-client privilege or other legal privilege, or expose the Company to risk of liability for disclosure of sensitive or personal information. Without limiting the foregoing, in the event that the Company does not provide access or information in reliance on the immediately preceding sentence, it shall provide notice to Parent that it is withholding such access or information and the basis for such withholding and shall use its commercially reasonable efforts to enable such information to be furnished or made available to the requesting party or its Representatives without so jeopardizing privilege or protection, incurring liability, or contravening applicable Law or Contract or obligation, including by entering into a customary joint defense agreement or common interest agreement with the requesting party, to the extent such an agreement would preserve the applicable privilege or protection. All requests for information made pursuant to this Section 6.07 shall be directed to the Person designated by the Company. In furtherance and not in limitation of the foregoing, during the period from the date of this Agreement through the earlier of the Closing and the termination of this Agreement, except as required by applicable Law, the Company shall cause its applicable officers and employees, including its Chief Financial Officer and Head of Reinsurance, to meet (which may be by electronic means) on a regular basis, and in any event no less than weekly, unless otherwise agreed by the Company and the Designated Representative, with representatives of Parent and its Affiliates designated by Parent (the “Designated Representatives”) to discuss the Company’s ceded reinsurance plan for 2019 and future periods. Among other things, the Company and the Designated Representatives will cooperate and consider in good faith modifications to the Company’s 2019 reinsurance program that may result in a different overall mix of reinsurance protection than in past periods, with a focus on downside protection with greater emphasis on excess of loss and catastrophe coverage and less overall emphasis on quota-share reinsurance. The Company shall consult with, and consider in good faith any recommendations of, the Designated Representatives in regard to the development of the overall reinsurance plan for the Company and its Subsidiaries, as well as on any determination to enter into, renew and modify any Ceded Reinsurance Contract.

Section 6.08 Indemnification and Insurance.

(a) From and after the Effective Time, the Surviving Company shall, and Parent shall cause the Surviving Company to, (i) indemnify and hold harmless each individual who at the Effective Time is, or at any time prior to the Effective Time was, a director or officer of the Company, a Subsidiary of the Company, or any other Person in which the Company or any of its Subsidiaries owns any equity interests at the request of the Company (each, together with such Person’s heirs, executors and administrators, an “Indemnitee” and, collectively, the “Indemnitees”) with respect to all claims, liabilities, losses, damages, judgments, fines, penalties, costs (including amounts paid in settlement or compromise), and expenses (including fees and expenses of legal counsel) in connection with any Action (whether civil, criminal, administrative, or investigative), whenever asserted, based on or arising out of, in whole or in part, (A) the fact that an Indemnitee is or was a director or officer of the Company or such Subsidiary or (B) acts or omissions by an Indemnitee in the Indemnitee’s capacity as a director, officer, employee, or agent of the Company or such Subsidiary or taken at the request of the Company or such Subsidiary (including in connection with serving at the request of the Company or such Subsidiary as a director, officer, employee, agent, trustee, or fiduciary of another Person (including any employee benefit plan)), in each case under clause (A) or (B), at, or at any time prior to, the Effective Time (including any Action relating in whole or in part to the Transactions or relating to the enforcement of this provision or any other indemnification or advancement right of any Indemnitee), to the fullest extent permitted under applicable Law; provided that no Indemnitee shall be indemnified against any liability that by virtue of any rule of law attaches to such Indemnitee in respect of any fraud or dishonesty of which such Indemnitee is guilty in relation to the Company, as finally determined by the Supreme Court of Bermuda; and (ii) assume all obligations of the Company and such Subsidiaries to the Indemnitees in respect of indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time (and rights for advancement of expenses) as provided in the Company Organizational Documents and the Organizational Documents of such Subsidiaries as in effect on the date of this Agreement or in any agreement in existence as of the date of this Agreement providing for indemnification between the Company and any Indemnitee. Without limiting the foregoing, Parent, from and after the Effective Time, shall cause, to the fullest extent permitted under applicable Law, the memorandum of association and bye-laws of the Surviving Company to contain provisions no less favorable to the Indemnitees with respect to limitation of liabilities of directors and officers, advancement of expenses and indemnification than are set forth as of the date of this Agreement in the Company Organizational Documents, which provisions shall not be amended, repealed, or otherwise modified for a period of six (6) years from the Effective Time in a manner that would adversely affect the rights thereunder of the Indemnitees, except as amendments may be required by applicable Law during such period.

(b) For the six-year period commencing immediately after the Effective Time, the Surviving Company shall maintain in effect directors’ and officers’ liability insurance from an insurance carrier with the same or better financial strength of the Company’s current carrier with respect to directors’ and officers’ liability insurance covering acts or omissions occurring at or prior to the Effective Time with respect to Indemnitees on terms and scope with respect to such coverage, and in amount, no less favorable to such individuals than those of such policies in effect on the date of this Agreement; provided, however, that, if the annual premium for such insurance shall exceed 300% of the current annual premium (such 300% threshold, the “Maximum Premium”), which Maximum Premium is set forth in Section 6.08(b) of the Company Disclosure Letter, then Parent shall provide or cause to be provided a policy for the applicable individuals with the best coverage as shall then be available at an annual premium not in excess of the Maximum Premium. The Company may prior to the Effective Time purchase, for an aggregate amount not to exceed the aggregate Maximum Premium for six (6) years, a six-year prepaid “tail” policy on terms and conditions providing at least substantially equivalent benefits as the current policies of directors’ and officers’ liability insurance maintained by the Company and its Subsidiaries with respect to matters existing or occurring prior to the Effective Time, including the Transactions. If such prepaid “tail” policy has been obtained by the Company, it shall be deemed to satisfy all obligations to obtain insurance pursuant to this Section 6.08(b) and the Surviving Company shall use its reasonable best efforts to cause such policy to be maintained in full force and effect, for its full term, and to honor all of its obligations thereunder.

(c) The provisions of this Section 6.08 are (i) intended to be for the benefit of, and shall be enforceable by, each Indemnitee, his or her heirs, and his or her Representatives and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such individual may have under the Company Organizational Documents, by Contract, or otherwise. The obligations of Parent and the Surviving Company under this Section 6.08 shall not be terminated or modified in such a manner as to adversely affect the rights of any Indemnitee to whom this Section 6.08 applies, unless (x) such termination or modification is required by applicable Law or (y) the affected Indemnitee shall have consented in writing to such termination or modification (it being expressly agreed that the Indemnitees to whom this Section 6.08 applies shall be third party beneficiaries of this Section 6.08).

(d) In the event that Parent, the Surviving Company, or any of their respective successors or assigns (i) consolidates or amalgamates with or merges into any other Person and is not the continuing or surviving company or entity of such consolidation, amalgamation, or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of Parent or the Surviving Company shall assume all of the obligations thereof set forth in this Section 6.08.

(e) Nothing in this Agreement is intended to, shall be construed to, or shall release, waive, or impair any rights to directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Company or any of its Subsidiaries for any of their respective directors, officers, or other employees, it being understood and agreed that the indemnification provided for in this Section 6.08 is not prior to or in substitution for any such claims under such policies.

Section 6.09 Rule 16b-3. Prior to the Effective Time, the Company and Parent shall take such steps as may be reasonably necessary or advisable to cause dispositions of Company equity securities (including derivative securities) and acquisitions of Parent equity securities (including derivative securities) pursuant to the Transactions by each individual who is a director or officer of the Company subject to Section 16 of the Exchange Act to be exempt under Rule 16b-3 promulgated under the Exchange Act.

Section 6.10 Employee Matters.

(a) From and after the Effective Time through the end of the calendar year following the year in which the Effective Time occurs (the “Continuation Period”), Parent shall provide, or shall cause the Surviving Company to provide, each individual who is employed by the Company or any of its Subsidiaries immediately prior to the Effective Time (each, a “Company Employee”) with a base salary or wage rate, target annual incentive compensation opportunity and other compensation and employee benefits (excluding special, one-time or transaction-based compensation and benefits, defined benefit plan benefits, retiree welfare and long-term incentive compensation opportunities) that are not materially less favorable, in the aggregate, than those provided to such Company Employee by the Company and any of its Subsidiaries immediately prior to the Effective Time. Without limiting the generality of the foregoing, Parent shall provide, or shall cause the Surviving Company to provide, each Company Employee whose employment is terminated by Parent, the Surviving Company or any of their respective Affiliates during the Continuation Period (other than for cause) with severance benefits that are no less favorable, in the aggregate, than those set forth on Section 6.10(a) of the Company Disclosure Letter.

(b) Without limiting the generality of Section 6.10(a), from and after the Effective Time, Parent shall, or shall cause the Surviving Company to, honor and continue all of the Company’s employment, severance, retention, termination and change-in-control plans, policies, programs, agreements and arrangements maintained by the Company or any of its Subsidiaries as set forth in Section 6.10(b) of the Company Disclosure Letter, in each case, as in effect at the Effective Time, including with respect to any payments, benefits or rights arising as a result of the Transactions (either alone or in combination with any other event), subject, in each case, to the terms and conditions of such arrangements including any provisions related to amendment, modification, termination and discontinuance.

(c) With respect to all employee benefit plans of Parent, the Surviving Company and its Subsidiaries, including any “employee benefit plan” (as defined in Section 3(3) of ERISA) (including any paid time off and severance plans) in which Company Employees are first eligible to participate following the Effective Time (the “New Benefit Plans”), for purposes of determining eligibility to participate, level of benefits and vesting, each Company Employee’s service with the Company or any of its Subsidiaries (as well as service with any predecessor employer of the Company or any such Subsidiary, to the extent service with the predecessor employer was recognized by the Company or such Subsidiary) shall be treated as service with Parent, the Surviving Company or any of its Subsidiaries (or in the case of a transfer of all or substantially all the assets and business of the Surviving Company, its successors and assigns); provided, however, that for the avoidance of doubt such service need not be recognized for purposes of any retiree health or welfare arrangements, any frozen benefit plan, benefit accrual under any defined benefit pension plan or to the extent that such recognition would result in any duplication of benefits for the same period of service.

(d) Without limiting the generality of Section 6.10(a), Parent shall, or shall cause the Surviving Company to, use commercially reasonable efforts to waive, or cause to be waived, any pre-existing condition limitations, exclusions, actively-at-work requirements and waiting periods under any New Benefit Plan that is a welfare benefit plan in which Company Employees (and their eligible dependents) will be eligible to participate from and after the Effective Time, except to the extent that such pre-existing condition limitations, exclusions, actively-at-work requirements and waiting periods would not have been satisfied or waived under the comparable Company Plan immediately prior to the Effective Time. With respect to such New Benefit Plans, Parent shall, or shall cause the Surviving Company to, use commercially reasonable efforts to recognize the dollar amount of all co-payments, deductibles and similar expenses incurred by each Company Employee (and his or her eligible dependents) prior to the Effective Time during the calendar year in which the Effective Time occurs for purposes of satisfying such year’s deductible and co-payment limitations under the relevant welfare benefit plans in which they will be eligible to participate from and after the Effective Time.

(e) For the avoidance of doubt, for purposes of any Company Plan containing a definition of “change in control” or “change of control” (or term of similar import) that relates to the Company, the occurrence of the Closing shall be deemed to constitute a “change in control” or “change of control” (or such term of similar import) of the Company under such Company Plan.

(f) With respect to any Company Employee whose principal place of employment is outside of the United States, Parent’s obligations under this Section 6.10 shall be modified to the extent necessary to comply with applicable Law of the foreign countries and political subdivisions thereof in which such Company Employee primarily performs his duties.

(g) Company shall provide an accurate and complete list upon the Closing of each Company Employee whose employment with the Company terminated within the ninety (90) days prior to the Closing Date, stating for each such employee the date of termination, the employee’s position and work location, and whether such termination was voluntary or involuntary, and if involuntary, whether it was for cause.

(h) The provisions of this Section 6.10 are solely for the benefit of the parties to this Agreement, and no provision of this Section 6.10 is intended to, or shall, constitute the establishment or adoption of or an amendment to any employee benefit plan for purposes of ERISA or otherwise and, except as otherwise explicitly provided for in this Agreement, no current or former employee or any other individual associated therewith shall be regarded for any purpose as a third-party beneficiary of this Agreement or have the right to enforce the provisions hereof. Nothing contained in this Agreement is intended to prevent Parent, the Surviving Company or any of their Affiliates from, after the Effective Time, (i) amending or terminating any of their benefit plans in accordance with their terms or (ii) terminating the employment of any Company Employee.

Section 6.11 Notification of Certain Matters; Shareholder Litigation. During the period from the date of this Agreement through the earlier of the Closing and the termination of this Agreement, Parent shall give prompt notice to the Company, and the Company shall give prompt notice to Parent, of any Actions commenced or, to such party’s Knowledge, threatened against such party which relates to this Agreement, the Statutory Merger Agreement, or the Transactions and such party shall keep the other party reasonably informed regarding any such Action. Subject to applicable Law, the Company shall give due consideration to Parent’s advice with respect to such Action and shall give Parent the opportunity to participate, at Parent’s sole cost and expense, in the defense and settlement of any such Action, and no such settlement shall be agreed to without Parent’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed).

Section 6.12 Merger Sub Shareholder Approval. Immediately following the execution of this Agreement, Parent shall execute and deliver, in accordance with Section 106 of the Bermuda Companies Act and in its capacity as the sole shareholder of Merger Sub, a written consent approving this Agreement, the Statutory Merger Agreement, and the Merger (the “Merger Sub Shareholder Approval”).

Section 6.13 Client Consents. The Company shall, or shall cause the IA Subsidiary to, use commercially reasonable efforts to obtain the consent (which consent may take the form of negative consent, to the extent written consent is not required by such Client’s Advisory Contract or, if the Client is a Private Fund, the Private Fund’s Organizational Documents) of each Client to the deemed assignment of such Client’s Advisory Contract in connection with the transactions contemplated hereby (the “Advisory Client Consents”). In connection with obtaining the Advisory Client Consents, (a) the Company shall take reasonable steps to keep Parent reasonably informed of the status of obtaining such Advisory Client Consents and such other actions and, upon Parent’s request, make available to Parent copies of all such executed Advisory Client Consents and other records relating to the Advisory Client Consent process and (b) Parent shall have the right to review in advance of distribution the general forms of any notices or other materials to be distributed by the IA Subsidiary to Clients (or, if the Client is a Private Fund, any limited partner, member or beneficial owner of the Private Fund) and shall have the right to have its reasonable comments considered by the Company in a commercially reasonable manner prior to distribution.

Section 6.14 Financing Cooperation.

(a) The Company shall use its reasonable best efforts to provide, and to cause each of its Subsidiaries and their respective advisors, legal counsel, accountants, and representatives to use reasonable best efforts to provide, such reasonable cooperation (provided that, in each case, the requested cooperation does not unreasonably interfere with the ongoing operations of the Company and/or any of its Subsidiaries) that is customary in connection with the arrangement of the Debt Financing contemplated by the Debt Commitment Letter, including using reasonable best efforts to:

(i) assist in preparation for and participate in marketing efforts and lender presentations in connection with the Debt Financing at reasonable times and locations mutually agreed;

(ii) assist Parent with the preparation by Parent and the Debt Financing Sources of bank information memoranda and similar marketing documents required in connection with the Debt Financing, including the execution and delivery of customary representation letters in connection with bank information memoranda;

(iii) cooperate reasonably with the Debt Financing Sources’ due diligence, to the extent customary and reasonable;

(iv) execute and deliver as of (but not prior to) the Closing any pledge and security documents, account control agreements, mortgages, other definitive financing documents, currency or interest hedging arrangements, or other certificates or documents as may be reasonably requested by Parent (including a certificate of the chief financial officer (or other comparable officer) of the Company with respect to solvency matters after giving effect to the transactions contemplated hereby) (provided that, other than with respect to any customary representation letters referred to in clause (ii) above, (A) none of the documents or certificates shall be executed or delivered, except in connection with the Closing, and (B) the effectiveness thereof shall be conditioned upon, or become operative after, the occurrence of the Closing) and otherwise reasonably facilitate the pledging of collateral and the granting of security interests in respect of the Debt Financing; and

(v) provide all documentation and other information about the Company and its Subsidiaries as is reasonably required under applicable “know your customer” and anti-money laundering rules and regulations including the USA PATRIOT Act, to the extent required by the Debt Commitment Letter.

(b) In connection with such cooperation, neither the Company nor any of its Subsidiaries shall be required to (i) pay any commitment or similar fee in connection with the Debt Financing prior to the Closing Date or bear or reimburse any costs or expenses or make any payment to obtain consent or to incur any other actual or potential liability or cause or permit any Lien to be placed on any of its assets in connection with the Debt Financing prior to Closing, in each case, for which it has not received prior reimbursement or is not otherwise fully indemnified by or on behalf of Parent, (ii) become an issuer or other obligor with respect to the Debt Financing, unless and until the Closing occurs, or (iii) execute or deliver, or take any corporate or other action to adopt or approve, any document, agreement, certificate or instrument with respect to the Financing that will be effective before the Closing Date. Parent shall, promptly, upon written request by the Company, reimburse the Company or any of its Subsidiaries, as applicable, for all reasonable and documented out-of-pocket fees, costs, and expenses incurred by any the Company and its Subsidiaries or any of their respective representatives (including those of their accounting firms engaged to assist in connection with the Debt Financing and legal counsel) in connection with the cooperation required by this Section 6.14, and shall indemnify and hold harmless the Company and its Subsidiaries and each of their respective representatives from and against all losses, damages, claims, costs, or expenses (including reasonable attorneys’ fees) suffered or incurred by any of them directly or indirectly in connection with such Person complying with their obligations under this Section 6.14 and any information used in connection therewith.

(c) The Company hereby consents to the use of its logos solely in connection with the Financing; provided that Parent and Merger Sub shall ensure that such logos are used solely in a manner that would not harm or disparage the Company or the Company’s reputation, goodwill or marks and will comply with the Company’s reasonable usage requirements.

(d) Nothing in this Section 6.14 shall require such cooperation to the extent it would (i) cause any condition to Closing set forth in Article VII to fail to be satisfied or otherwise cause any breach of this Agreement (unless, in each case, waived by Parent), (ii) require the Company or any of its Subsidiaries to waive or amend any terms of this Agreement or take any action that would reasonably be expected to conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under any of their respective Organizational Documents, any applicable Laws or the Existing Debt Documents or (iii) result in any officer, director employee, agent or other representative of the Company or any of its Subsidiaries incurring any personal liability (as opposed to liability in his or her capacity as officer) with respect to any matters relating to the Debt Financing.

Section 6.15 Existing Indebtedness. If requested by Parent, the Company shall use reasonable best efforts to cooperate with Parent and Merger Sub in taking such actions as are necessary under (x) the indentures listed in item (iii) of Section 4.16 of the Company Disclosure Letter and (y) the credit agreements listed in Section 4.03(c) of the Company Disclosure Letter (collectively, “Existing Debt Documents”) in respect of the Transactions, including delivering or causing a Subsidiary to deliver any such notices, agreements, documents, or instruments necessary, proper, or advisable to comply with the terms thereof, including the delivery of any officer certificates and opinions of counsel required to be delivered thereunder in connection with the Transactions. If and to the extent reasonably requested by Parent in writing, the Company shall use reasonable best efforts to cooperate with Parent and Merger Sub in either (a) arranging for the termination of Existing Debt Documents (or redemption of the relevant notes or debentures) at the Closing (or such other date thereafter as agreed to by Parent and the Company), which redemption shall be the sole responsibility of Parent, and the procurement of customary payoff letters and other customary release documentation in connection therewith (including with respect to the Existing Revolving Credit Facility) or (b) obtaining any consents required under any Existing Debt Documents to permit the consummation of the Transactions thereunder and obtaining any amendments to or other consents under the Existing Debt Documents as may be reasonably requested by Parent, and in each case, if reasonably requested by Parent, the Company shall, and shall cause its Subsidiaries to, execute and deliver such customary notices, agreements, documents, or instruments necessary in connection therewith. Notwithstanding anything in this Section 6.15 to the contrary, in no event shall the Company be required in connection with its obligations under this Section 6.15 to (i) incur or agree to incur any out-of-pocket expenses, unless they are promptly reimbursed by Parent, (ii) incur or agree to incur any commitment, tender, consent, amendment fee or any fee similar to any of the foregoing, unless Parent provides the funding to the Company therefor, (iii) amend or agree to amend any Existing Debt Document, which amendment is not conditioned on the Closing, (iv) incur any liability in connection therewith prior to the Closing Date, unless contingent upon the occurrence of the Closing, (v) take any action that would unreasonably interfere with or unreasonably disrupt the normal operations and management of the Company and its Subsidiaries, (vi) take any action that the Company reasonably believes could (A) violate its or its Subsidiaries’ certificate of incorporation or bye-laws (or comparable documents), (B) violate any applicable Law, (C) constitute a default or violation under, or give rise to any right of termination, cancellation, or acceleration of any right or obligation of the Company or its Subsidiaries or to a loss of any benefit to which the Company or its Subsidiaries is entitled under any provision of any Contract, or

(D) result in the creation or imposition of any Lien on any asset of the Company or its Subsidiaries, (vii) waive or amend any terms of this Agreement, (viii) take any action that could reasonably be expected to cause any representation or warranty or covenant contained in this Agreement to be breached or to cause any condition to the Closing set forth in Article VII to fail to be satisfied or otherwise cause any breach of this Agreement, (ix) provide access to or disclose information that the Company determines would jeopardize any attorney-client privilege of the Company or any of its Subsidiaries, (x) fund any repayment, redemption, cash collateralization, or provide any “backstop” letters of credit prior to the Closing, or (xi) result in any of the Company’s or any of its Subsidiaries’ Representatives incurring any personal liability with respect to any matters relating to this Section 6.15. Parent shall defend, indemnify, and hold harmless the Company, any of its Subsidiaries, and any of their respective Representatives from, against, and in respect of any and all claims, liabilities, losses, damages, judgments, fines, penalties, costs, and expenses (including fees of legal counsel) resulting from or incurred in connection with the cooperation hereunder or any information utilized in connection therewith. Notwithstanding this Section 6.15 or anything in this Agreement to the contrary, each of the parties hereto agrees that it is not a condition to the Closing that the Debt Financing, payoff letters, consents, amendments, or other similar actions described in this Section 6.15 and Section 6.14 be obtained.

Section 6.16 Equity Financing.

(a) Subject to the terms and conditions set forth herein, prior to the Closing, Parent shall use its reasonable best efforts to consummate and obtain the Equity Financing on the terms and conditions set forth in the Equity Commitment Letter no later than the date that the Closing is required to occur in accordance with Article II, including using reasonable best efforts to: (i) maintain in full force and effect the Equity Commitment Letter; (ii) satisfy all conditions to the funding of the Equity Commitment Letter that are within its control; (iii) comply on a timely basis with its obligations under the Equity Commitment Letter; (iv) consummate the Equity Financing at or prior to the date that the Closing is required to occur in accordance with Section 2.06; and (v) enforce its rights under the Equity Commitment Letter. Nothing in this Agreement shall require, and in no event shall the reasonable best efforts of Parent or Merger Sub be deemed or construed to require, either Parent or Merger Sub to seek the Equity Financing from any source other than the Investors counterparty to, or in any amount in excess of that contemplated by, the Equity Commitment Letter.

(b) Parent shall not, without the prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), permit any amendment or modification to be made to or waiver of any rights under the Equity Commitment Letter. For the avoidance of doubt, (i) nothing herein shall prohibit or prevent Parent from exercising any of its rights under the Equity Commitment Letter without the consent of the Company, including the right to assign any of its rights or obligations thereunder in accordance with the terms thereof, and (ii) nothing in this Agreement shall prohibit the assignment by any Investor of any of its rights or obligations under the Equity Commitment Letter in accordance with its terms. Notwithstanding anything to the contrary in this Agreement or the Confidentiality Agreement, Parent and Merger Sub may enter discussions regarding, and may enter into arrangements and agreements relating to the Equity Financing to add other equity providers, so long as in respect of any such arrangements and agreements, the following conditions are met: (i) the aggregate amount of the Equity Financing is not reduced; (ii) the arrangements and agreements, individually or in the aggregate, would not be reasonably likely to delay or prevent the Closing; (iii) the arrangements and agreements would not diminish or release the pre-Closing obligations of the parties to the Equity Commitment Letter, adversely affect the rights of Parent or Merger Sub to enforce its rights against the other parties to the Equity Commitment Letter, or otherwise constitute a waiver or reduction of Parent’s or Merger Sub’s rights under the Equity Commitment Letter; and (iv) no such additional equity provider would (A) acquire ten percent (10%) or more of the equity securities of Parent or any of its Subsidiaries or (B) be granted a right to designate any member of the board of directors or other governing body of Parent or any of its Subsidiaries. Upon the consummation of the Equity Financing to Parent, in accordance with the Equity Commitment Letter, Parent shall draw down at Closing such amount of such Equity Financing as is required to make the full amount of payments it is required to make pursuant to Article III.

Section 6.17 Ratings. Subject to the other rights and terms of this Agreement, Parent shall not, and shall use its reasonable efforts to cause its control persons under applicable Law not to, knowingly take any action or knowingly fail to take any action with respect to the Transactions or the Company or any of its Subsidiaries that Parent, acting reasonably and assuming due consideration of the matter, believes is reasonably likely to result in a downgrade by A.M. Best or S&P of the financial strength ratings of the Company Insurance Subsidiaries. Parent shall ensure that all of the actions taken by it or any of its control persons under applicable Law, or on behalf of any of them, with respect to the Company or any of its Subsidiaries or the Transactions, will be consistent with the Summary Business Plan.

Section 6.18 Net CAT Losses.

(a) If, as of any time on or prior to March 3, 2019, one or more CAT Events has occurred during the Measurement Period and Parent, acting in accordance with the Agreed Standard, believes that Net CAT Losses arising from such CAT Events exceed the Specified Amount, then Parent may initiate the procedures contemplated by this Section 6.18 to determine the amount of Net CAT Losses by delivering a written notice to such effect to the Company. If Parent validly exercises its right to initiate such procedures pursuant to this Section 6.18 (the “Determination Right”), then the parties shall comply with the procedures set forth in clause (b) of Section 6.18 below. Parent may not exercise the Determination Right more than once, and may not exercise the Determination Right after March 3, 2019. If the Determination Right has been exercised, then the Closing will not occur until the Loss Report (as defined below) has been finally determined pursuant to this Section 6.18. If, after the Loss Report (as defined below) has been finally determined pursuant to this Section 6.18, all conditions to the Closing have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at such time), then, unless the parties otherwise agree in writing, the Closing will occur on the 15th business day after the date on which the Loss Report is finally determined pursuant to this Section 6.18.

(b)

(i) If Parent exercises the Determination Right in accordance with Section 6.18(a) above, then the Company, acting in accordance with the Agreed Standard, shall within five Business Days after the Determination Right has been exercised deliver to Parent a written report (the “Loss Report”) setting forth the Company’s reasonable and good faith estimated calculation of Net CAT Losses as of the end of the month immediately preceding the month in which the Determination Right was exercised. In all cases, the amounts set forth on the Loss Report shall be determined, and the calculation of Net CAT Losses as reflected therein shall be made, in accordance with Applicable SAP and the Company’s historical practice for setting reserves and determining similar amounts.

(ii) Parent shall have ten business days to review the Loss Report and the calculations set forth therein (the “Review Period”). In furtherance of such review, the Company shall provide Parent and its Representatives with such reasonable access to the employees and Representatives of the Company, and to such documentation, records and other information of the Company relating to the information set forth on the Loss Report, as Parent may reasonably request.

(iii) If Parent, acting in accordance with the Agreed Standard (and based on then available information), disagrees with the Company’s Loss Report (including any amount or computation set forth therein) on the basis that the Loss Report is inaccurate and that, if the Loss Report were accurate, Net CAT Losses as reflected on such Loss Report would be greater than the Specified Amount, Parent may, on or prior to the last day of the Review Period, deliver a notice to the Company setting forth, in reasonable detail, each disputed item or amount and the basis for Parent’s disagreement therewith (the “Dispute Notice”). The Dispute Notice shall set forth, with respect to each disputed item, Parent’s position as to the correct amount or computation that should have been included in the Loss Report.

(iv) If no Dispute Notice is received by the Company with respect to any item in the Loss Report on or prior to the last day of the Review Period, the amount or computation with respect to such items as set forth in the Loss Report shall be deemed accepted by Parent, whereupon the amount or computation of such item or items shall be final and binding on the parties.

(v) For a period of ten business days beginning on the date that the Company receives a Dispute Notice, if any, the Company and the Parent, each acting in accordance with the Agreed Standard, shall endeavor in good faith to resolve by mutual agreement all matters identified in the Dispute Notice. In the event that the parties are unable to resolve by mutual agreement any matter in the Dispute Notice within such two business-day period, the Company and Parent shall jointly engage a mutually agreeable independent nationally recognized third party actuarial or accounting firm (the “Independent Actuary”) to resolve the dispute.

(vi) Parent and the Company will direct the Independent Actuary to render a determination within fifteen business days after its retention, and Parent, the Company and their respective employees and Representatives will cooperate with the Independent Actuary, as applicable, during its engagement. the Company, on the one hand, and Parent, on the other hand, shall promptly (and in any event within three business days) after the Independent Actuary’s engagement, as applicable, each submit to the Independent Actuary their respective computations of the disputed items identified in the Dispute Notice and information, arguments and support for their respective positions, and shall concurrently deliver a copy of such materials to the other party. Each party shall then be given an opportunity to supplement the information, arguments and support included in its initial submission with one additional submission to respond to any arguments or positions taken by the other party in such other party’s initial submission, which supplemental information shall be submitted to the Independent Actuary (with a copy thereof to the other party) within five business days after the first date on which both parties have submitted their respective initial submissions to the Independent Actuary. The Independent Actuary, as applicable, shall thereafter be permitted to request additional or clarifying information from the parties, and each of the parties shall cooperate and shall cause their Representatives to cooperate with such requests of the Independent Actuary. The Independent Actuary, as applicable, shall determine, based solely on the materials so presented by the parties and upon information received in response to such requests for additional or clarifying information and not by independent review, only those issues in dispute specifically set forth in the Dispute Notice and shall render a written report to Parent and the Company (each, an “Actuary Report”) in which the Independent Actuary, as applicable shall, after considering all matters set forth in the Dispute Notice, determine what adjustments, if any, should be made to the amounts and computations set forth in the Loss Report.

(vii) The Actuary Report shall set forth, in reasonable detail, the Independent Actuary’s determination with respect to each of the disputed items or amounts specified in the Dispute Notice, and the revisions, if any, to be made to the Loss Report, together with supporting calculations. In resolving any disputed item, the Independent Actuary (i) shall be bound to the principles of this Section 6.18 and the terms of this Agreement (including that the amounts set forth in the Loss Report shall be determined in accordance with the Agreed Standard, Applicable SAP and the Company’s historical practice for setting reserves and similar amounts; provided that the Independent Actuary may also review whether the amounts set forth on the Loss Report are reasonable based on industry practice and the nature of and circumstances surrounding any particular CAT Event or CAT Events), but (ii) shall limit its review to matters specifically set forth in the Dispute Notice and (iii) shall not assign a value to any item higher than the highest value for such item claimed by either party or less than the lowest value for such item claimed by either party.

(viii) All fees and expenses relating to the work of the Independent Actuary shall be paid by the party (that is, the Company or Parent) whose position with respect to the matter in dispute is furthest from the Independent Actuary’s final determination.

ARTICLE VII.

CONDITIONS PRECEDENT

Section 7.01 Conditions to Each Party’s Obligation To Effect the Merger. The respective obligations of the Company, Parent, and Merger Sub to effect the Merger shall be subject to the satisfaction (or waiver, if permissible under applicable Law) on or prior to the Closing Date of the following conditions:

(a) Company Shareholder Approval. The Company Shareholder Approval shall have been obtained and either (i) the Bye-Law Amendment shall have been approved at the Company Shareholders Meeting or (ii) the affirmative vote in favor of the approval of this Agreement, the Statutory Merger Agreement, and the Merger of at least 66% of the voting power of the Company Shares entitled to vote, at a duly convened meeting of the Company shareholders at which a quorum is present in accordance with the Company’s Bye-Laws shall have been obtained.

(b) Other Approvals. (i) Any waiting period (or extension thereof) applicable to the Transactions under the HSR Act shall have been terminated or shall have expired and (ii) the Consents of, or declarations, notifications, or filings with, and the other terminations or expirations of waiting periods required from, the Governmental Authorities set forth in Schedule I shall have been filed, have occurred, or been obtained and, if applicable, shall be in full force and effect (collectively, the “Required Regulatory Approvals”).

(c) No Injunctions or Restraints. No injunction, judgment, or ruling enacted, promulgated, issued, entered, amended, or enforced by any Governmental Authority (in each case, if with respect to any Antitrust Laws or Insurance Laws, solely with respect to the Required Regulatory Approvals) (collectively, “Restraints”) shall be in effect enjoining, restraining, or otherwise making illegal or prohibiting consummation of the Merger.

Section 7.02 Conditions to Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to effect the Merger are further subject to the satisfaction (or waiver, if permissible under applicable Law) on or prior to the Closing Date of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Company (i) set forth in Section 4.02(a), Section 4.02(b) and Section 4.02(c) shall be true and correct in all respects, except for de minimis inaccuracies, as of the Closing Date, with the same effect as though made as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such earlier date), (ii) set forth in Section 4.01, Section 4.02(d), Section 4.03(a), Section 4.03(b), Section 4.03(d), Section 4.14 and Section 4.24 shall be true and correct in all material respects as of the Closing Date with the same effect as though made as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such date), (iii) set forth in clause (b) of Section 4.06 shall be true and correct in all respects as of the Closing Date as if made on such date and (iv) set forth in this Agreement, other than those Sections specifically identified in clauses (i) or (iii) of this Section 7.02(a), shall be true and correct (disregarding all qualifications or limitations as to “materiality”, “Material Adverse Effect”, and words of similar import set forth therein) as of the Closing Date with the same effect as though made as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such date), except, in the case of this clause (iv), where the failure to be true and correct has not had and would not, individually or in the aggregate, constitute a Material Adverse Effect. Parent shall have received a certificate dated as of the Closing Date signed on behalf of the Company by an executive officer of the Company to such effect.

(b) Obligations and Agreements. The Company shall have performed or complied in all material respects with the obligations and agreements required to be performed or complied with by it under this Agreement at or prior to the Effective Time, and Parent shall have received a certificate dated as of the Closing Date signed on behalf of the Company by an executive officer of the Company to such effect.

(c) No Parent Burdensome Condition. None of the consents, approvals, or authorizations set forth in Schedule I shall contain, require, or result in a Parent Burdensome Condition.

(d) Ratings. As of the Closing, the applicable financial strength ratings of the Company Insurance Subsidiaries identified on Schedule II that are: (i) issued by A.M. Best shall be “A (Excellent)” or a higher rating (provided that the placement of such ratings under review, including “under review with negative implications” or “under review with developing implications,” shall not constitute a failure of this condition); and (ii) that are issued by S&P shall be “A (Strong)” or a higher rating (provided that the placement of such ratings under review, including any “CreditWatch” action, or the attachment of any outlook to such ratings or “CreditWatch” action, including any “negative,” or “developing” outlook, shall not constitute a failure of this condition).

(e) No Triggering Event Notice Date. There shall not have been any Triggering Event Notice Date within the twenty (20) business day period immediately prior to the Closing Date or Parent shall have waived its right to terminate this Agreement in response to a Triggering Event pursuant to Section 6.01(c)(ii).

Section 7.03 Conditions to Obligations of the Company. The obligations of the Company to effect the Merger are further subject to the satisfaction (or waiver, if permissible under applicable Law) on or prior to the Closing Date of the following conditions:

(a) Representations and Warranties. The representations and warranties of Parent and Merger Sub (i) set forth in Section 5.02(a), Section 5.02(b), Section 5.02(d) and Section 5.10 shall be true and correct in all material respects as of the Closing Date with the same effect as though made as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such date) and (ii) set forth in this Agreement, other than those Sections specifically identified in clause (i) of this Section 7.03(a), shall be true and correct (disregarding all qualifications or limitations as to “materiality”, “Parent Material Adverse Effect”, and words of similar import set forth therein) as of the Closing Date with the same effect as though made as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such date), except, in the case of this clause (ii), where the failure to be true and correct has not had and would not, individually or in the aggregate, constitute a Parent Material Adverse Effect. The Company shall have received a certificate dated as of the Closing Date signed on behalf of Parent and Merger Sub by an executive officer of Parent to such effect.

(b) Obligations and Agreements. Parent and Merger Sub shall have performed or complied in all material respects with the obligations and agreements required to be performed or complied with by them under this Agreement at or prior to the Effective Time, and the Company shall have received a certificate dated as of the Closing Date signed on behalf of Parent and Merger Sub by an executive officer of Parent to such effect.

ARTICLE VIII.

TERMINATION

Section 8.01 Termination. This Agreement may be terminated and the Transactions abandoned at any time prior to the Effective Time, whether before or after receipt of the Company Shareholder Approval (except as otherwise expressly noted):

(a) by the mutual written consent of the Company and Parent, duly authorized by each of the Company Board and the Parent Board;

(b) by either of the Company or Parent:

(i) if the Merger shall not have been consummated on or prior to May 31, 2019 (as such date may be extended pursuant to the first proviso to this Section 8.01(b)(i) or, if applicable, Section 9.08, the “Walk-Away Date”); provided, however, that, if on such date the condition precedent to the consummation of the Merger and the other Transactions set forth in Section 7.01(b) shall not have been satisfied, but all other conditions precedent to the consummation of the Merger and the other Transactions have been satisfied (or, in the case of conditions that by their terms are to be satisfied at the Closing, are capable of being satisfied on that date), then the Walk-Away Date shall automatically be extended to July 31, 2019; provided, further, that the right to terminate this Agreement pursuant to this Section 8.01(b)(i) shall not be available to any party, if the breach by such party of its representations and warranties set forth in this Agreement or the failure of such party to perform any of its obligations under this Agreement, including its failure to use its reasonable best efforts to consummate the Transactions as required by and subject to the terms and conditions of this Agreement, has been a principal cause of or resulted in the failure of the Merger to be consummated on or prior to such date (it being understood that Parent and Merger Sub shall be deemed a single party for purposes of the foregoing proviso);

(ii) if any Restraint having the effect set forth in Section 7.01(c) shall be in effect and shall have become final and nonappealable; provided that the party seeking to terminate this Agreement pursuant to this Section 8.01(b)(ii) shall have performed in all material respects its obligations under this Agreement, including to use its reasonable best efforts to prevent the entry of and to remove such Restraint in accordance with its obligations under this Agreement (it being understood that Parent and Merger Sub shall be deemed a single party for purposes of the foregoing proviso); or

(iii) if the Company Shareholder Approval shall not have been obtained at the Company Shareholders Meeting duly convened therefor or at any adjournment or postponement thereof at which a vote on the matter has been taken.

(c) by Parent:

(i) if the Company shall have breached any of its representations or warranties or failed to perform any of its obligations or agreements set forth in this Agreement, which breach or failure to perform (A) would give rise to the failure of a condition set forth in Section 7.02(a) or Section 7.02(b) and (B) is not reasonably capable of being cured prior to the Walk-Away Date or, if reasonably capable of being cured, shall not have been cured within thirty (30) days following receipt by the Company of written notice of such breach or failure to perform from Parent stating Parent’s intention to terminate this Agreement pursuant to this Section 8.01(c)(i) and the basis for such termination (or in any event has not been cured by the Walk-Away Date); provided that Parent shall not have the right to terminate this Agreement pursuant to this Section 8.01(c)(i), if Parent or Merger Sub is then in material breach of any of its representations, warranties, covenants, or agreements hereunder;

(ii) prior to receipt of the Company Shareholder Approval, if the Company Board shall have effected an Adverse Recommendation Change;

(iii) if the Company has caused (by action or failure to act) a Triggering Event pursuant to Section 6.01(c)(ii); provided that, with respect to any particular Triggering Event, Parent may only terminate this Agreement pursuant to this Section 8.01(c)(iii) on or prior to the 20th business day after the later of (A) the date on which the Company caused (by action or failure to act) such Triggering Event and (B) the date on which the Company notifies Parent that it caused (by action or failure to act) such Triggering Event (such later date, a “Triggering Event Notice Date”), after which date this Agreement may not be terminated pursuant to this Section 8.01(c)(iii) as a result of such Triggering Event; or

(iv) (iv) if (A) Parent has validly and timely exercised the Determination Right pursuant to Section 6.18, (B) the Loss Report has been finally determined pursuant to Section 6.18 and (C) Net CAT Losses as reflected on such finally determined Loss Report are greater than the Specified Amount; provided that, if this termination right becomes effective in accordance with its terms, then Parent may only terminate this Agreement pursuant to this Section 8.01(c)(iv) on or prior to the 10th business day after the Loss Report has been finally determined pursuant to Section 6.18.

(d) by the Company:

(i) if Parent or Merger Sub shall have breached any of its representations or warranties or failed to perform any of its obligations or agreements set forth in this Agreement, which breach or failure to perform (A) would give rise to the failure of a condition set forth in Section 7.03(a) or Section 7.03(b) and (B) is not reasonably capable of being cured prior to the Walk-Away Date or, if reasonably capable of being cured, shall not have been cured within thirty (30) days following receipt by Parent or Merger Sub of written notice of such breach or failure to perform from the Company stating the Company’s intention to terminate this Agreement pursuant to this Section 8.01(d)(i) and the basis for such termination (or in any event has not been cured by the Walk-Away Date); provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.01(d)(i) if the Company is then in material breach of any of its representations, warranties, covenants, or agreements hereunder;

(ii) prior to receipt of the Company Shareholder Approval, concurrently with entering into a definitive agreement to implement a Superior Proposal in accordance with clause (ii) of the second sentence of Section 6.02(d); provided that, prior to or concurrently with such termination, the Company pays the amounts due under Section 8.03 in accordance with the terms thereof; or

(iii) if (A) all of the conditions in Section 7.01 and Section 7.02 (other than those conditions that by their nature are to be satisfied at the Closing and that would be satisfied if there were a Closing at such time) have been satisfied or waived, (B) the Company has notified Parent in writing at least three (3) business days prior to such termination that the Company is irrevocably ready, willing, and able to consummate the Closing, and (C) Parent and Merger Sub have failed to consummate the Closing within three (3) business days after the date by which the Closing is required to have occurred pursuant to Section 2.06.

Section 8.02 Effect of Termination. In the event of the valid termination of this Agreement as provided in Section 8.01, written notice thereof shall be given to the other party or parties, specifying the provision hereof pursuant to which such termination is made, and this Agreement shall forthwith become null and void (other than this Section 8.02, Section 8.03, Article IX and the last sentence of Section 6.02(c), all of which shall survive termination of this Agreement), and there shall be no liability on the part of Parent, Merger Sub, the Company, or their respective directors, officers, and Affiliates or the Debt Financing Sources Related Parties, except, subject in all respects to this Section 8.02, Section 8.03, Section 9.08 and Section 9.13, (a) as liability may exist pursuant to the provisions specified in the immediately preceding parenthetical that survive such termination and (b) no such termination shall relieve any party from liability for any Willful Breach by such party of any provision of this Agreement or actual, knowing fraud by such party with the intent to deceive or mislead any other party, regarding such first party’s representations and warranties herein (which shall not include constructive fraud or similar claims); provided, however, that in no event will the Parent Related Parties have any liability for monetary damages (including damages for fraud, monetary damages in lieu of specific performance or otherwise) in the aggregate in excess of the Parent Termination Fee and subject in all respects to the limitations set forth in Section 8.03(e); provided that the parties acknowledge and agree that the immediately preceding proviso shall not apply to claims, if any, against any Person that is party to, and solely pursuant to the terms and conditions of, the Confidentiality Agreement.

Section 8.03 Company Termination Fee and Parent Termination Fee.

(a) In the event that:

(i) (A) this Agreement is terminated by Parent pursuant to Section 8.01(c)(i) as a result of a material breach of by the Company of its obligations under Article VI (and not as a result of any other breach) (B) at any time after the date hereof and prior to the breach giving rise to Parent’s right to terminate under Section 8.01(c)(i), a Takeover Proposal shall have been made known to the Company Board or publicly announced or publicly made known to the holders of Company Shares and not withdrawn prior to such breach, and (C) within twelve (12) months after such termination, the

Company either consummates any Takeover Proposal or enters into a definitive written agreement to consummate any Takeover Proposal and the Company thereafter consummates such Takeover Proposal (whether or not within such twelve (12) month period), the Company shall pay to Parent or its designee the Company Termination Fee by wire transfer of same-day funds upon the earlier of the consummation of the Takeover Proposal or the entry into a definitive agreement with respect thereto; provided that, for purposes of this Section 8.03(a)(i), the references to “10%” in the definition of Takeover Proposal shall be deemed to be references to “50%”;

(ii) (A) this Agreement is terminated by either Parent or the Company pursuant to Section 8.01(b)(iii), (B) at any time after the date hereof and prior to the Company Shareholders Meeting, a Takeover Proposal shall have been publicly announced or publicly made known to the holders of Company Shares and not publicly withdrawn prior to the Company Shareholders Meeting, and (C) within twelve (12) months after such termination, the Company either consummates any Takeover Proposal or enters into a definitive written agreement to consummate any Takeover Proposal and the Company thereafter consummates such Takeover Proposal (whether or not within such twelve (12) month period), the Company shall pay to Parent or its designee the Company Termination Fee by wire transfer of same-day funds upon the earlier of the consummation of the Takeover Proposal or the entry into a definitive agreement with respect thereto; provided, however, that, for purposes of this Section 8.03(a)(ii), the references to “10%” in the definition of Takeover Proposal shall be deemed to be references to “50%”;

(iii) this Agreement is terminated by the Company pursuant to Section 8.01(d)(ii), the Company shall pay the Company Termination Fee to Parent or its designee by wire transfer of same-day funds simultaneously with such termination;

(iv) this Agreement is terminated by Parent pursuant to Section 8.01(c)(ii), the Company shall pay the Company Termination Fee to Parent or its designee by wire transfer of same-day funds within two (2) business days after such termination; or

(v) this Agreement is terminated by the Company pursuant to (A) Section 8.01(d)(i) as a result of a material breach by Parent or Merger Sub of their respective obligations under Section 6.04 and at the time of such termination the conditions to the Closing set forth in Sections 7.01(a), 7.02(a), 7.02(b) and 7.02(d) and, other than with respect to the Required Regulatory Approvals required to be obtained by Parent or Merger Sub, Sections 7.01(b) and 7.01(c), have been satisfied or would have been satisfied if the Closing had occurred on such date of termination or (B) Section 8.01(d)(iii), Parent shall pay the Parent Termination Fee to the Company or its designee by wire transfer of same-day funds within two (2) business days after such termination.

In no event shall the Company be required to pay the Company Termination Fee more than once. In no event shall Parent be required to pay the Parent Termination Fee more than once.

(b) Each of the parties acknowledges and hereby agrees that the agreements contained in this Section 8.03 are an integral part of the Transactions, and that, without these agreements, the other parties would not enter into this Agreement; accordingly, if the Company or Parent fails to timely pay any amount due pursuant to this Section 8.03, and, in order to obtain the payment, the other party commences an Action that results in a judgment against the non-paying party for the payment set forth in this Section 8.03, the non-paying party shall pay the other party for its reasonable and documented costs and expenses (including reasonable and documented attorneys’ fees) in connection with such Action, together with interest on such amount at the prime rate as published in The Wall Street Journal in effect on the date such payment was required to be made through the date such payment was actually received, subject in all respects to the limitations set forth in Section 8.03(e). Each of the parties acknowledge and hereby agrees that each of the Parent Termination Fee and the Company Termination Fee, as applicable, if, as, and when required pursuant to this Section 8.03, shall not constitute a penalty but will be liquidated damages, in a reasonable amount that will compensate the party receiving such amount in the circumstances in which it is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Merger, which amount would otherwise be impossible to calculate with precision.

(c) Notwithstanding anything to the contrary in this Agreement, any other Transaction Document or any other agreement referenced herein or therein or otherwise, but subject in all respects to this Section 8.03, Section 9.08 and Section 9.13 (including, in each case, the limitations set forth therein), if Parent or Merger Sub fails to effect the Closing when required by Section 2.06 for any or no reason or otherwise breaches this Agreement or any Transaction Document (whether such breach is intentional, unintentional, willful (including a Willful Breach) or otherwise) or fails to perform hereunder or thereunder or fails to perform any obligation under Law (in each case, whether such failure is intentional, unintentional, willful (including a Willful Breach) or otherwise), then the Company’s right to seek (but never receive more than one of) (i) a decree or order of specific performance or any injunction or injunctions or other equitable relief if and to the extent permitted by Section 9.08 to cause the Merger Consideration to be paid and the Closing to occur, (ii) terminate the Agreement pursuant to Section 8.01 and seek monetary damages solely on the basis of actual, knowing fraud by Parent or Merger Sub with the intent to deceive or mislead the Company, regarding Parent’s or Merger Sub’s representations and warranties (subject in all respects to the limitations set forth in Section 8.03(e)) and (iii) terminate the Agreement pursuant to Section 8.01(d)(iii) and if, as, and when required pursuant to Section 8.03(a)(v), receive payment of the Parent Termination Fee, and, subject to the limitation set forth in clause (B) of Section 8.03(e), the costs and expenses of the Company pursuant to Section 8.03(b), and the reimbursement obligations set forth in Section 6.14(b) and Section 6.15 and the obligations to pay fees and expenses of the Independent Actuary pursuant to Section 6.18, be the sole and exclusive remedies (whether at Law, in equity, in Contract, in tort or otherwise) of the Company Related Parties, Representatives of the Company and any other person against the Parent Related Parties for any breach, liability, cost, expense, obligation, loss or damage suffered as a result thereof or in connection therewith or related thereto. Notwithstanding anything to the contrary, under no circumstances can the Company receive more than one of the three remedies set forth in clauses (i), (ii) or (iii) of the previous sentence.

(d) Except (i) as provided in Section 8.03(c) or (ii) claims, if any, against any Person that is party to, and solely pursuant to the terms and conditions of, the Confidentiality Agreement, no Parent Related Party will have any liability or obligation to the Company Related Parties, the Representatives of the Company, or any other Person, including any multiple, consequential, indirect, special, statutory, exemplary, or punitive damages, relating to or arising out of this Agreement or any other Transaction Document or any documents or certificates referenced herein or the transactions contemplated hereby or thereby or any breach of any representation, warranty, or covenant contained herein or therein, or the failure of such transactions to be consummated, or, in respect of any other Contract, document, or theory of Law or equity or in respect of any representations made or alleged to be made in connection herewith or therewith, whether in equity or at Law, in Contract, in tort, or otherwise. The Company acknowledges and agrees that none of the Debt Financing Sources Related Parties nor any of their former, current, and future equity holders, controlling persons, directors, officers, employees, agents, attorneys, affiliates, members, managers, general or limited partners, stockholders, or assignees shall have any liability or obligation to the Company Related Parties, the Representatives of the Company, or any other Person arising out of their breach or failure to perform (whether willfully, intentionally, unintentionally, or otherwise) any of their obligations under the Debt Commitment Letters. Without limiting the foregoing, upon payment of the Parent Termination Fee, if, as, and when required pursuant to Section 8.03(a)(v) and the amounts, if any, as and when due pursuant to Section 8.03(b), no Parent Related Party shall have any further liability or obligation to the Company Related Parties, the Representatives of the Company, or any other Person, including any multiple, consequential, indirect, special, statutory, exemplary, or punitive damages, relating to or arising out of this Agreement, any other Transaction Document, or any other documents referenced herein or therein or the transactions contemplated hereby or thereby or in respect of any representation, warranty, or covenant contained herein or therein, or the failure of such transactions to be consummated, or in respect of any other Contract, document, or theory of Law or equity or in respect of any representations made or alleged to be made in connection herewith or therewith, whether in equity or at Law, in Contract, in tort, or otherwise.

(e) Notwithstanding anything to the contrary in this Agreement, any other Transaction Document, or any other agreement referenced herein or therein or otherwise, subject to Section 9.08, the maximum aggregate liability of the Parent Related Parties under the Transaction Documents or otherwise, collectively (including monetary damages for breach, whether willful, intentional, unintentional, or otherwise, or monetary damages in lieu of specific performance), or in connection with the failure of the transactions contemplated hereby or thereby (including the Financing) to be consummated, or in respect of any representation made or alleged to have been made in connection herewith or therewith, whether in equity or at Law, in Contract, in tort or otherwise, together with any payment of the Parent Termination Fee and any other payment in connection with any Transaction Document or otherwise, shall not exceed under any circumstances an amount equal to the sum of (i) the Parent Termination Fee, if any, due and owing to the Company pursuant to Section 8.03(a)(v), plus (ii) the amounts, if any, due and owing to the Company pursuant to Section 8.03(b) and as a result of the reimbursement obligations set forth in Section 6.14(b) and Section 6.15 and the obligations to pay fees and expenses of the Independent Actuary pursuant to Section 6.18; provided that (A) in no event shall the aggregate amount of Parent’s obligations described in clause (i) of this Section 8.03(e) together with the aggregate amount of Parent’s obligations described in clause (b) of Section 8.02 exceed the amount of the Parent Termination Fee and (B) in no event shall the aggregate amount of Parent’s obligations described in clause (ii) of this Section 8.03(e) exceed $1,500,000, and in no event shall the Company Related Parties and the Representatives of the Company seek, directly or indirectly, to recover against the Parent Related Parties, or compel payment by the Parent Related Parties of, any damages or other payments whatsoever (including multiple, consequential, indirect, special, statutory, exemplary or punitive damages) in excess of the Parent Termination Fee or any of the foregoing limitations (as applicable); provided, further, that the parties acknowledge and agree that the foregoing shall not apply to claims, if any, against any Person that is party to, and solely pursuant to the terms and conditions of, the Confidentiality Agreement.

ARTICLE IX.

MISCELLANEOUS

Section 9.01 No Survival of Representations and Warranties. This Article IX and the agreements of the Company, Parent, and Merger Sub contained in Article III, Section 6.08 and Section 6.10 shall survive the Effective Time. No other representations, warranties, obligations or agreements in this Agreement shall survive the Effective Time.

Section 9.02 Amendment or Supplement. At any time prior to the Effective Time, this Agreement may be amended or supplemented in any and all respects, whether before or after receipt of the Company Shareholder Approval, by written agreement of the parties, by action taken by the Parent Board and the Company Board; provided, however, that, (a) following receipt of the Company Shareholder Approval, there shall be no amendment or change to the provisions hereof which by applicable Law would require further approval by the shareholders of the Company without such approval and (b) any modification or amendment of Section 8.02 (solely to the extent that it relates to the Debt Financing Sources Related Parties), clause (b) of this proviso of Section 9.02, clause (iv) of Section 9.06, Section 9.07(c), Section 9.09 (solely to the extent that it relates to the Debt Financing Sources Related Parties), Section 9.13 (solely to the extent that it relates to the Debt Financing Sources Related Parties) and the definitions of Debt Commitment Letter, Debt Financing, Debt Financing Sources, and Debt Financing Sources Related Parties that is adverse to the interests of the Debt Financing Sources Related Parties will not be effective against the Debt Financing Sources Related Parties without the prior written consent of the Debt Financing Sources.

Section 9.03 Extension of Time, Waiver, Etc. At any time prior to the Effective Time, Parent and the Company may, subject to applicable Law, (a) waive any inaccuracies in the representations and warranties of the other party, (b) extend the time for the performance of any of the obligations or acts of the other party, or (c) subject to the requirements of applicable Law, waive compliance by the other party with any of the agreements contained herein or, except as otherwise provided herein, waive any of such party’s conditions (it being understood that Parent and Merger Sub shall be deemed a single party for purposes of the foregoing). Notwithstanding the foregoing, no failure or delay by the Company, Parent, or Merger Sub in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

Section 9.04 Assignment. Neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise, by any of the parties without the prior written consent of the other parties. No assignment by any party shall relieve such party of any of its obligations hereunder. Subject to the immediately preceding two sentences, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective successors and permitted assigns. Any purported assignment not permitted under this Section 9.04 shall be null and void.

Section 9.05 Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile or electronic mail), each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

Section 9.06 Entire Agreement; No Third-Party Beneficiaries. This Agreement, the Equity Commitment Letter, the Guarantee and the Confidentiality Agreement constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, among the parties and their Affiliates, or any of them, with respect to the subject matter hereof. This Agreement is not intended to and shall not confer upon any Person, other than the parties, any rights or remedies hereunder, except for (i) if the Effective Time occurs, the right of the holders of Company Shares to receive the Merger Consideration payable in accordance with Article III, (ii) the provisions set forth in Section 6.08 of this Agreement, (iii) from and after the Effective Time, the rights of the holders of Company Awards to receive the payments contemplated by the applicable provisions of Section 3.03 in accordance with the terms and conditions of this Agreement and (iv) each Debt Financing Sources Related Party shall be a third-party beneficiary of Section 8.02 (solely to the extent that it relates to the Debt Financing Sources Related Parties), clause (b) of the proviso of Section 9.02, this clause (iv) of Section 9.06, Section 9.07(c), Section 9.09 (solely to the extent that it relates to the Debt Financing Sources Related Parties), and Section 9.13 (solely to the extent that it relates to the Debt Financing Sources Related Parties). Notwithstanding the foregoing, the Company shall have the right to recover, following termination by the Company of this Agreement pursuant to Section 8.01(d)(i), through an Action brought by the Company, damages from Parent to the extent arising out of a Willful Breach of this Agreement by Parent subject in all respects to the limitations set forth in Section 8.03(e), in which event the damages recoverable by the Company for itself and on behalf of the holders of Company Shares shall be determined by reference to the total amount that would have been recoverable under the circumstances of such breach by such holders if all such holders brought an action against Parent and were recognized as third-party beneficiaries hereunder. The representations, warranties, covenants, and agreements in this Agreement are the product of negotiations among the parties and are for the sole benefit of the parties and may, in certain instances, be qualified, limited or changed by confidential disclosure letters. Any inaccuracies in such representations or warranties or failure to perform or breach of such covenants or agreements are subject to waiver by the parties in accordance with Section 9.03 without notice or liability to any other Person. In some instances, the representations, warranties, covenants, and agreements in this Agreement may represent an allocation among the parties of risk associated with particular matters, regardless of the knowledge of any of the parties. Consequently, Persons, other than the parties, may not rely upon the representations, warranties, covenants, and agreements in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

Section 9.07 Governing Law; Jurisdiction.

(a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed entirely within that state, regardless of the laws that might otherwise govern under any applicable conflict of laws principles, except to the extent the provisions of the laws of Bermuda are mandatorily applicable to the Merger.

(b) All Actions arising out of or relating to the interpretation and enforcement of the provisions of this Agreement and in respect of the Transactions (except to the extent any such proceeding mandatorily must be brought in Bermuda) shall be heard and determined in the Delaware Court of Chancery, or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware, or, if both the Delaware Court of Chancery and the federal courts within the State of Delaware decline to accept jurisdiction over a particular matter, any other state court within the State of Delaware, and, in each case, any appellate court therefrom. The parties hereby irrevocably submit to the exclusive jurisdiction and venue of such courts in any such Actions and irrevocably waive the defense of an inconvenient forum or lack of jurisdiction to the maintenance of any such Action. The consents to jurisdiction and venue set forth in this Section 9.07(b) shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose, except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties. Each party agrees that service of process upon such party in any Action arising out of or relating to this Agreement shall be effective if notice is given by overnight courier at the address set forth in Section 9.10 of this Agreement. The parties agree that a final judgment in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law; provided, however, that nothing contained in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, a final trial court judgment.

(c) Notwithstanding anything to the contrary contained in this Section 9.07, each party to this Agreement acknowledges and irrevocably agrees (i) that any legal action, whether at law or in equity, whether in contract or in tort or otherwise, against any Debt Financing Sources Related Party arising out of or relating to this Agreement or the Debt Commitment Letter or the performance thereunder shall be subject to the exclusive jurisdiction of the Supreme Court of the State of New York, County of New York, or, if under applicable Law exclusive jurisdiction is vested in Federal courts, the United States District Court for the Southern District of New York (and appellate courts thereof), (ii) that, except to the extent relating to the interpretation of any provisions in this Agreement and/or the Equity Commitment Letter, any legal action, whether at law or in equity, whether in contract or in tort or otherwise, against any Debt Financing Sources Related Party shall be governed by, and construed in accordance with, the Laws of the State of New York, (iii) not to bring or permit any of their Affiliates to bring any such legal action in any other court, and (iv) that the provisions of this Section 9.07(c) shall apply to any such legal action.

Section 9.08 Specific Enforcement. The parties agree that irreparable damage for which monetary relief, even if available, would not be an adequate remedy, would occur in the event that any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached, including if the parties fail to take any action required of them hereunder to consummate this Agreement, subject to the terms and conditions of this Agreement. The parties acknowledge and agree that (a) the parties shall be entitled to an injunction or injunctions, specific performance, or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof (including, for the avoidance of doubt, the right of the Company to cause the Merger to be consummated on the terms and subject to the conditions set forth in this Agreement) in the courts described in Section 9.07(b) without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled under this Agreement, and (b) the right of specific enforcement is an integral part of the Transactions and without that right, neither the Company nor Parent would have entered into this Agreement. The parties agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law. The parties acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 9.08 shall not be required to provide any bond or other security in connection with any such order or injunction. If, prior to the Walk-Away Date (or following the Walk-Away Date if, (i) in the case of the Company, the termination right in Section 8.01(b)(i) is unavailable to Parent or (ii) in the case of Parent, the termination right in Section 8.01(b)(i) is unavailable to the Company), any party brings any action, in each case, in accordance with this Section 9.08, to enforce specifically the performance of the terms and provisions hereof by any other party, or any party brings any action (whether in accordance with this Section 9.08 or otherwise) with respect to Section 2.07 or Section 6.18, or initiates any procedure to resolve disputes with respect to the Loss Report as contemplated by Section 6.18, the Walk-Away Date shall automatically be extended (x) for the period during which such action is pending, plus ten (10) business days or (y) by such other time period established by the court presiding over such action, as the case may be. Except as otherwise provided in this Agreement, and for the avoidance of doubt, subject in all respects to this Section 9.08, Section 8.02, Section 8.03, and Section 9.13 (and, in each case, the limitations set forth herein or therein), any and all remedies expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred by this Agreement or by applicable Law on such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. Notwithstanding anything else to the contrary in any Transaction Document or otherwise, for the avoidance of doubt, while the Company may, subject in all respects to Section 8.02, Section 8.03 and this Section 9.08, concurrently seek (A) specific performance or other equitable relief, subject in all respects to this Section 9.08, and (B) payment of monetary damages pursuant to clause (b) of Section 8.02 or the Parent Termination Fee, if, as, and when required pursuant to Section 8.03(a)(v), under no circumstances shall the Company, directly or indirectly, be permitted or entitled to receive (1) both a grant of specific performance to cause the Equity Financing to be funded (whether under this Agreement or the Equity Commitment Letter) or other equitable relief to cause the Merger Consideration to be paid and the Closing to occur, on the one hand, and payment of any monetary damages whatsoever and/or the payment of the Parent Termination Fee, on the other hand, or (2) both payment of any monetary damages whatsoever, on the one hand, and payment of any of the Parent Termination Fee, on the other hand. Notwithstanding anything to the contrary in this Agreement or any other agreement referenced herein or otherwise to the contrary, it is acknowledged and agreed that Parent has an obligation hereunder to cause the Equity Financing to be funded, including by exercising its rights under the Equity Commitment Letter, and such obligation of Parent, and the right of the Company to specific performance in connection with enforcing such obligation of Parent (whether under this Agreement or the Equity Commitment Letter), and the obligation of Parent to consummate the Merger, will be subject to the requirements that (I) all of the conditions set forth in Section 7.01 and Section 7.02 have been and continue to be satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing and that would be satisfied if there were a Closing at such time); (II) Parent and Merger Sub fail to consummate the Closing on the date required pursuant to Section 2.06; and (III) the Company has irrevocably confirmed in a written notice to Parent that, if specific performance is granted and the Equity Financing is funded, then the Company would take such actions that are required of it by this Agreement to cause the Closing to occur (and the Company has not revoked, withdrawn, modified, or conditioned such irrevocable confirmation), and Parent and Merger Sub fail to complete the Closing within three (3) business days after delivery of the Company’s irrevocable written confirmation.

Section 9.09 WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (INCLUDING THE FINANCING). EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT

UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY, AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 9.09.

Section 9.10 Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed given if delivered personally, facsimiled (which is confirmed), emailed (which is confirmed) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses:

If to Parent or Merger Sub, to it at:

Highlands Holdings, Ltd.

c/o Apollo Management IX, L.P.

9 West 57th Street, 43rd Floor

New York, NY

Email: ahumphreys@apollolp.com; lmedley@apollolp.com

Attention: Alex Humphreys; Laurie Medley

with copies (which shall not constitute notice) to:

Sidley Austin LLP

One South Dearborn

Chicago, Illinois 60603

Facsimile: 312-853-7036

Email: pshwachman@sidley.com

Attention: Perry J. Shwachman

Email: scarney@sidley.com

Attention: Sean M. Carney

Email: asnyder@sidley.com

Attention: Adam M. Snyder

If to the Company, to:

Aspen Insurance Holdings Limited

141 Front Street

Hamilton, Bermuda HM19

Facsimile: 441-295-1829

Email: Mike.Cain@aspen.co

Attention: Michael Cain

with copies (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

Facsimile: 212-728-9616

Email: mgroll@willkie.com

Attention: Michael Groll

Email: rabbassi@willkie.com

Attention: Rajab S. Abbassi

or such other address, facsimile number, or email address as such party may hereafter specify by like notice to the other parties. All such notices, requests and other communications shall be deemed received on the date of actual receipt by the recipient thereof, if received prior to 5:00 p.m., Bermuda time, and such day is a business day in Bermuda. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

Section 9.11 Severability. If any term, condition, or other provision of this Agreement is finally determined by a court of competent jurisdiction to be invalid, illegal, or incapable of being enforced by any applicable Law or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect, so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any party or such party waives its rights under this Section 9.11 with respect thereto. Upon such determination that any term, condition, or other provision is invalid, illegal, or incapable of being enforced, the parties shall negotiate to attempt to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner to the end that the Transactions are fulfilled to the extent possible.

Section 9.12 Fees and Expenses. Whether or not the Merger is consummated, all fees and expenses incurred in connection with the Merger, this Agreement, and the other Transactions shall be paid by the party incurring or required to incur such fees or expenses, except as otherwise set forth in this Agreement.

Section 9.13 Non-Recourse. Each party agrees, on behalf of itself and its Affiliates (and, in the case of the Company, the Company Related Parties, and, in the case of Parent, the Parent Related Parties), that all Actions, claims, obligations, liabilities, or causes of action (whether in contract or in tort, in Law, or in equity or otherwise, or granted by statute or otherwise, whether by or through attempted piercing of the corporate, limited partnership, or limited liability company veil or any other theory or doctrine, including alter ego or otherwise) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate to: (A) this Agreement, any other Transaction Document or any other agreement referenced herein or therein or the transactions contemplated hereunder or thereunder (including the Financing), (B) the negotiation, execution or performance this Agreement, any other Transaction Document or any other agreement referenced herein or therein (including any representation or warranty made in, in connection with, or as an inducement to this Agreement, any other Transaction Document or such other agreement), (C) any breach or violation of this Agreement, any other Transaction Document or any other agreement referenced herein or therein, and (D) any failure of the transactions contemplated hereunder or under any Transaction Document or any other agreement referenced herein or therein (including the Financing) to be consummated, in each case, may be made only against (and are those solely of) the Persons that are expressly identified as parties to this Agreement in accordance with, and subject to the terms and conditions of, this Agreement (but subject to the exceptions set forth in the next sentence). Notwithstanding anything contained in this Agreement, any other Transaction Document or any other agreement referenced herein or therein or otherwise to the contrary, each party hereto covenants, agrees, and acknowledges, on behalf of itself and its respective Affiliates (and, in the case of the Company, the Company Related Parties, and, in the case of Parent, the Parent Related Parties), that no recourse under this Agreement, any other Transaction Document, or any other agreement referenced herein or therein or in connection with any transactions contemplated hereby or thereby (including the Financing) shall be sought or had against any other Person, including any Company Related Party, any Parent Related Party, and any Debt Financing Sources Related Party, and no other Person, including any Company Related Party, any Parent Related Party, and any Debt Financing Sources Related Party, shall have any liabilities or obligations (whether in contract or in tort, in Law, or in equity or otherwise, or granted by statute or otherwise, whether by or through attempted piercing of the corporate, limited partnership, or limited liability company veil or any other theory or doctrine, including alter ego or otherwise) for any claims, causes of action, obligations, or liabilities arising under, out of, in connection with, or related to the items in the immediately preceding clauses (A) through (D), it being expressly agreed and acknowledged that no personal liability or losses whatsoever shall attach to, be imposed on, or otherwise be incurred by any of the aforementioned, as such, arising under, out of, in connection with, or related to the items in the immediately preceding clauses (A) through (D), in each case, except for claims that (1) the Company, Parent, or Merger Sub, as applicable, may assert (subject with respect to the following clauses (ii) and (iii), in all respects to the limitations set forth in Section 8.02 and this Section 9.13): (i) against any Person that is party to, and solely pursuant to the terms and conditions of, the Confidentiality Agreement;

(ii) against each Guarantor under, if, as, and when required pursuant to the terms and conditions of, the Guarantee; (iii) against the equity providers for specific performance of their obligation to fund their committed portions of the Equity Financing, solely in accordance with, and pursuant to the terms and conditions of, the Equity Commitment Letter; or (iv) against the Company, Parent, and Merger Sub, solely in accordance with, and pursuant to the terms and conditions of, this Agreement and (2) Parent and its Affiliates may assert, including by bringing an Action, against the Debt Financing Sources pursuant to the terms and conditions of the Commitment Letters. Notwithstanding anything to the contrary herein or otherwise, no Company Related Party, Parent Related Party, or Debt Financing Sources Related Party shall be responsible or liable for any multiple, consequential, indirect, special, statutory, exemplary, or punitive damages that may be alleged as a result of this Agreement, the other Transaction Documents, or any other agreement referenced herein or therein or the transactions contemplated hereunder or thereunder (including the Financing), or the termination or abandonment of any of the foregoing.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

HIGHLANDS HOLDINGS, LTD.

By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Director

HIGHLANDS MERGER SUB, LTD.

By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Director

[Signature Page to Agreement and Plan of Merger]

ASPEN INSURANCE HOLDINGS LIMITED

By:	/s/ Christopher O’Kane
Name: Christopher O’Kane
Title: Director and Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

Annex A-2

DATED [●], 2018

(1) HIGHLANDS HOLDINGS, LTD.

(2) HIGHLANDS MERGER SUB, LTD. and

(3) ASPEN INSURANCE HOLDINGS LIMITED

STATUTORY MERGER AGREEMENT

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THIS STATUTORY MERGER AGREEMENT is dated as of [●], 2018

BETWEEN:

(1)	HIGHLANDS HOLDINGS, LTD., an exempted company incorporated under the laws of Bermuda having its registered office at [●] (Parent);

(2)	HIGHLANDS MERGER SUB, LTD., an exempted company incorporated under the laws of Bermuda having its registered office at [●] (Merger Sub); and

(3)	ASPEN INSURANCE HOLDINGS LIMITED, an exempted company incorporated under the laws of Bermuda having its registered office at 141 Front Street, Hamilton, Bermuda HM19 (Company).

WHEREAS:

(A)	Merger Sub is a wholly-owned subsidiary of Parent;

(B)

Pursuant to the Agreement and Plan of Merger by and among Parent, Merger Sub and the Company dated August 27, 2018 (Plan of Merger), and subject to the terms and conditions set forth therein, Parent, Merger Sub and the Company have agreed that Merger Sub will merge with and into the Company (Merger), with the Company continuing as the Surviving Company, in accordance with the provisions of the Companies Act 1981 of Bermuda, as amended (Companies Act); and

(C)	This Agreement is the Statutory Merger Agreement referred to in the Plan of Merger.

NOW THEREFORE THE PARTIES HAVE AGREED AS FOLLOWS:

1.	DEFINITIONS

Unless otherwise defined herein, capitalized terms have the same meaning as used and defined in the Plan of Merger.

2.	EFFECTIVENESS OF MERGER

The parties to this Agreement agree that, on the terms and subject to the conditions of this Agreement and the Plan of Merger and in accordance with the Companies Act, at the Effective Time, Merger Sub shall be merged with and into the Company with the Company surviving such Merger and continuing as the Surviving Company and the Merger Sub shall cease to exist and shall be struck off the register of companies in Bermuda.

The Surviving Company will continue to be a Bermuda exempted company under the conditions of this Agreement and the Plan of Merger.

The Merger shall be conditional on the satisfaction or waiver on or before the Effective Time of each of the conditions to Merger identified in Article VII of the Plan of Merger and the issuance of a Certificate of Merger by the Registrar of Companies in Bermuda.

The Merger shall become effective at the time and date shown on the Certificate of Merger issued by the Registrar of Companies in Bermuda.

Pursuant to Section 2.02 of the Plan of Merger, the parties to this Agreement have agreed to request that the Registrar of Companies in Bermuda provides in the Certificate of Merger that the Effective Time will be 10:00 a.m. Bermuda time (or such other time mutually agreed upon by the Company and Parent).

3.	NAME OF SURVIVING COMPANY

The Surviving Company shall continue to be named “Aspen Insurance Holdings Limited”.

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4.	MEMORANDUM OF ASSOCIATION

The memorandum of association of the Surviving Company shall be substantially in the form of the memorandum of association of the Merger Sub immediately prior to the Effective Time, until thereafter changed or amended as provided therein or pursuant to applicable law.

5.	BYE-LAWS

The bye-laws of the Surviving Company shall be in the form of the bye-laws of Merger Sub in effect immediately prior to the Effective Time, until thereafter changed or amended as provided therein or pursuant to applicable law.

6.	DIRECTORS

The persons whose names and addresses are set out below being the directors of the Merger Sub immediate prior to the Effective Time, shall be the Board of Directors of the Surviving Company until their respective successors are duly elected or appointed or until the earlier of their death, resignation or removal in accordance with the bye-laws of the Surviving Company and applicable Laws:

[TBC]

7.	EFFECT OF MERGER ON SHARE CAPITAL

7.1

At the Effective Time, by virtue of the occurrence of the Merger, and without any action on the part of the Company, Parent, Merger Sub or any holder of any common shares, par value $0.015144558 per common share, of the Company (Company Shares) or any common shares, par value $0.01 per common share, of Merger Sub (Merger Sub Shares):

(a)

Each Merger Sub Share issued and outstanding immediately prior to the Effective Time shall automatically be canceled and converted into and become one duly authorized, validly issued, fully paid and non-assessable common share, par value $0.01 per common share, of the Surviving Company.

(b)

Each Company Share that is (i) owned by the Company as treasury shares or owned by any Subsidiary of the Company or (ii) owned by Parent, Merger Sub, or any other direct or indirect wholly owned Subsidiary of Parent issued and outstanding immediately prior to the Effective Time shall by virtue of the Merger and without any action on the part of the holder thereof be canceled automatically and shall cease to exist and be outstanding and no consideration shall be delivered in exchange therefor nor any repayment of capital made in respect thereof.

(c)

Subject to Section 7.1(b) and Sections 7.3-7.5, each Company Share issued and outstanding immediately prior to the Effective Time, other than any Company Share that is subject to any Company Award, shall automatically be canceled and converted into and shall thereafter represent the right to receive an amount in cash equal to $42.75, without interest (Merger Consideration). Subject to Sections 7.3-7.5, as of the Effective Time, all such Company Shares shall no longer be issued and outstanding and shall automatically be canceled and shall cease to exist, and each holder of a certificate that immediately prior to the Effective Time evidenced any Company Shares (each, a Certificate) or uncertificated Company Shares represented by book-entry immediately prior to the Effective Time (each, a Book-Entry Share) shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration pertaining to the Company Shares represented by such Certificate or Book-Entry Share, as applicable, to be paid in consideration therefor, in accordance with Section 3.02(b) of the Plan of Merger without interest.

(d)

Subject to Sections 7.3-7.5, each 5.95% Preference Share issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding as a preference share of the Surviving Company and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the 5.95% Preference Shares, which certificate

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of designations shall remain at and following the Effective Time in full force and effect as an obligation of the Surviving Company in accordance with Section 109(2) of the Bermuda Companies Act.

(e)

Subject to Sections 7.3-7.5, each 5.625% Preference Share issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding as a preference share of the Surviving Company and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the 5.625% Preference Shares, which certificate of designations shall remain at and following the Effective Time in full force and effect as an obligation of the Surviving Company in accordance with Section 109(2) of the Bermuda Companies Act.

7.2	Company Equity Awards.

(a)

Prior to the Effective Time, the Company Board (or, if appropriate, any duly-authorized committee thereof administering the Company Share Plans) shall adopt such resolutions and take all such other actions as may be required to provide the following, effective upon the Effective Time, subject to Section 3.02(g) of the Plan of Merger:

(i)

each restricted share unit granted under a Company Share Plan that is subject to performance-based vesting requirements (a Company Performance Unit) that is outstanding immediately prior to the Effective Time shall, to the extent not vested, become fully vested, and shall be canceled and converted into the right to receive a lump-sum amount in cash, without interest, equal to the Merger Consideration; provided that, for purposes of determining the number of Company Performance Units outstanding immediately prior to the Effective Time, (1) with respect to any portion of a Company Performance Unit award with a performance period that has been completed, the number of shares shall be determined based on the actual level of performance achieved, and (2) with respect to any portion of a Company Performance Unit award with a performance period that has not been completed, any applicable performance-based vesting requirements shall be deemed to be achieved immediately prior to the Effective Time at target payout levels;

(ii)

each phantom Company Share granted under a Company Share Plan that is subject to performance-based vesting requirements (a Company Phantom Share) that is outstanding immediately prior to the Effective Time shall, to the extent not vested, become fully vested, and shall be canceled and converted into the right to receive a lump-sum amount in cash, without interest, equal to the Merger Consideration; provided that, for purposes of determining the number of Company Phantom Shares outstanding immediately prior to the Effective Time, (1) with respect to any portion of a Company Phantom Share award with a performance period that has been completed, the number of shares shall be determined based on the actual level of performance achieved, and (2) with respect to any portion of a Company Phantom Share award with a performance period that has not been completed, any applicable performance-based vesting requirements shall be deemed to be achieved immediately prior to the Effective Time at target payout levels; and

(iii)

each restricted share unit award granted under a Company Share Plan (a Company RSU Award) that is outstanding immediately prior to the Effective Time shall, to the extent not vested, become fully vested, and shall be canceled and converted into the right to receive a lump-sum amount in cash, without interest, equal to the product of (x) the sum of (1) the Merger Consideration and (2) any Per Share Accrued Dividend Equivalents in respect of such Company RSU Award times (y) the number of Company Shares subject to such Company RSU Award, which had not previously been settled.

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(b)	Treatment of Company ESPP.

(i)

The Company shall take all actions necessary to (A) cause the Company’s Employee Share Purchase Plan, the 2008 Sharesave Scheme, as amended, and the International Employee Share Purchase Plan (collectively, the Company ESPP) not to (1) commence an offering period to purchase Company Shares that would otherwise begin after the end of any offering period in effect as of the date hereof, (2) accept payroll deductions to be used to purchase Company Shares under the Company ESPP after the end of any offering period in effect as of the date hereof or (3) ensure that no new participants be permitted to participate in the Company ESPP and that the existing participants thereunder may not increase their elections with respect to any offering period in effect as of the date hereof, and (B) cause the Company ESPP to terminate immediately after the purchases set forth in Section 7.2(b)(ii), if any, and immediately prior to the Effective Time.

(ii)

In the case of any outstanding purchase rights (the Company Share Purchase Plan Awards) under the Company ESPP, (A) immediately prior to the Effective Time (1) any offering period under the Company’s Employee Share Purchase Plan and the International Employee Share Purchase Plan shall end and each participant’s accumulated payroll deduction shall be used to purchase newly issued Company Shares in accordance with the terms of the Company’s Employee Share Purchase Plan or the International Employee Share Purchase Plan (as applicable) and (2) such Company Shares shall be treated the same as all other Company Shares in accordance with Section 7.1(c), and (B) prior to the Effective Time (1) the Company shall promptly take all actions necessary to enable and require participants in the 2008 Sharesave Scheme, as amended, to utilize their accumulated payroll deduction to purchase newly issued Company Shares in accordance with the terms of the 2008 Sharesave Scheme, as amended, such that there are no outstanding purchase rights thereunder as at the Effective Time and (2) such Company Shares shall be treated the same as all other Company Shares in accordance with Section 7.1(c).

7.3

At the Effective Time, all Dissenting Shares shall automatically be cancelled and, unless otherwise required by applicable Law, converted into the right to receive the Merger Consideration pursuant to Section 7.1(c) with respect to Company Shares, the preferred shares of the Surviving Company as described in Section 7.1(d) with respect to 5.95% Preference Shares or the preferred shares of the Surviving Company as described in Section 7.1(e) with respect to 5.625% Preference Shares, and any holder of Dissenting Shares shall, in the event that the fair value of a Dissenting Share as appraised by the Supreme Court of Bermuda under Section 106(6) of the Bermuda Companies Act (the Appraised Fair Value) is greater than, the Merger Consideration with respect to Company Shares, the value of the preferred shares of the Surviving Company as described in Section 7.1(d) with respect to 5.95% Preference Shares or the value of the preferred shares of the Surviving Company, as described in Section 7.1 (e) with respect to 5.625% Preference Shares, be entitled to receive such difference from the Surviving Company by payment made within thirty (30) days after such Appraised Fair Value is finally determined pursuant to such appraisal procedure.

7.4

In the event that a holder fails to exercise, effectively withdraws or otherwise waives any right to appraisal (each, an Appraisal Withdrawal), such holder shall have no other rights with respect to such Dissenting Shares, other than as contemplated by Section 7.1.

7.5

The Company shall give Parent (i) written notice of (A) any demands for appraisal of Dissenting Shares or Appraisal Withdrawals and any other written instruments, notices, petitions, or other communication received by the Company in connection with the foregoing and (B) to the extent that the Company has Knowledge thereof, any applications to the Supreme Court of Bermuda for appraisal of the fair value of the Dissenting Shares and (ii) to the extent permitted by applicable Law, the opportunity to participate with the Company in any settlement negotiations and proceedings with respect to any demands for appraisal under the Bermuda Companies Act. The Company shall not, without the prior written consent of Parent, voluntarily make any payment with respect to, offer to settle, or settle any such demands or applications, or

A-2-5

waive any failure to timely deliver a written demand for appraisal or to timely take any other action to exercise appraisal rights in accordance with the Bermuda Companies Act. Payment of any amount payable to holders of Dissenting Shares shall be the obligation of the Surviving Company.

7.6

Notwithstanding any provision of Article III of the Plan of Merger to the contrary, if, between the date of this Agreement and the Effective Time, the issued and outstanding Company Shares shall have been changed into a different number of shares or a different class by reason of the occurrence or record date of any share dividend, subdivision, reclassification, recapitalization, split, combination, exchange of shares, or similar transaction, the Merger Consideration shall be appropriately adjusted to reflect such share dividend, subdivision, reclassification, recapitalization, split, combination, exchange of shares, or similar transaction.

8.	SETTLEMENT OF MERGER CONSIDERATION

Promptly after the Effective Time the exchange procedures identified in Section 3.02 of the Plan of Merger shall be implemented.

9.	MISCELLANEOUS

9.1	Termination, Amendment and Waiver

(a)

This Agreement shall terminate upon the earliest to occur of: (i) agreement in writing between Parent, Merger Sub and the Company at any time prior to the Effective Time; and (ii) automatically upon termination of the Plan of Merger in accordance with its terms. Without prejudice to any liability of any party in respect of any antecedent breach hereof or to any accrued rights of any party hereto (including those which have accrued under the Plan of Merger), if this Agreement is terminated pursuant to this Section then this Agreement shall terminate and there shall be no other liability between Parent and Merger Sub, on the one hand, or the Company, on the other hand.

(b)	The amendment and extension; waiver provisions set out in Sections 9.02 and 9.03 of the Plan of Merger shall apply to this Agreement mutatis mutandis.

9.2	Entire Agreement

Except as set out in the Plan of Merger, this Agreement and any documents referred to in this Agreement, constitute the entire agreement between the parties with respect to the subject matter of and the transactions referred to herein and supersede any previous arrangements, understandings and agreements between them relating to such subject matter and transactions.

9.3	Execution in Counterparts

This Agreement may be executed in counterparts each of which when executed and delivered shall constitute an original but all such counterparts together shall constitute one and the same instrument.

10.	NOTICES

Any notice, request, instruction or other communication under this Agreement shall be in writing and delivered by hand, overnight courier service, facsimile or other electronic transmission:

If to Parent or to Merger Sub, to:

Highlands Holdings, Ltd.

c/o Apollo Management IX, L.P.

9 West 57th Street, 43rd Floor

New York, NY

Attention: Alex Humphreys; Laurie Medley

Email: ahumphreys@apollolp.com; lmedley@apollolp.com

A-2-6

with a copy (which shall not constitute notice) to:

Sidley Austin LLP

One South Dearborn

Chicago, Illinois 60603

Attention: Perry J. Shwachman

Facsimile: 312-853-7036

Email: pshwachman@sidley.com

If to the Company, to:

Aspen Insurance Holdings Limited

141 Front Street

Hamilton, Bermuda, HM19

Attention: Michael Cain

Facsimile: 441-295-1829

Email: Mike.Cain@aspen.com

with a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

Attention: Michael Groll; Rajab S Abbassi

Facsimile: 212-728-9616

Email: mgroll@willkie.com; rabbassi@willkie.com

11.	GOVERNING LAW

The terms and conditions of this agreement and the rights of the parties hereunder shall be governed by and construed in all respects in accordance with the laws of Bermuda. The parties to this agreement hereby irrevocably agree that the courts of Bermuda shall have non-exclusive jurisdiction in respect of any dispute, suite, action arbitration or proceedings (Proceedings) which may arise out of or in connection with this agreement and waive any objection to Proceedings in courts of Bermuda on the grounds of venue or on the basis that the Proceedings have been brought in an inconvenient forum.

Signature Page Follows

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IN WITNESS WHEREOF the parties hereto have executed this Agreement the day and year first written above.

SIGNED for and on behalf of

PARENT

By:
Name:
Title:

SIGNED for and on behalf of

MERGER SUB

By:
Name:
Title:

SIGNED for and on behalf of

COMPANY

By:
Name:
Title:

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Annex A-3

COMPANY BYE-LAW AMENDMENT

The Company bye-laws will be amended by the replacement of bye-law 50 with the following:

“50. Notwithstanding the provisions of Bye-Laws 48-49 (in addition to any approval requirements set out in the Companies Act), (i) the following action shall be approved by the affirmative vote of at least a majority of the voting power of votes cast at a meeting of Shareholders (taking into account the provisions of Bye-Laws 63-67), in substitution for any higher voting requirement that would otherwise apply under the Companies Act: a merger or amalgamation with, or a sale, lease or transfer of all or substantially all of the assets of the Company to, a third party; and (ii) the following action shall be approved by the affirmative vote of at least sixty-six percent (66%) of the voting power of shares entitled to vote at a meeting of Shareholders (taking into account the provisions of Bye-Laws 63-67): discontinuance of the Company out of Bermuda to another jurisdiction. Any amendment to clause (i) of this Bye-law 50 shall be approved by the affirmative vote of at least a majority of the voting power of votes cast a meeting of Shareholders (taking into account the provisions of Bye-Laws 63-67). Any amendment to clause (ii) of this Bye-law 50 shall be approved by the affirmative vote of at least sixty-six percent (66%) of the voting power of shares entitled to vote at a meeting of Shareholders (taking into account the provisions of Bye-Laws 63-67).”

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Annex B

200 West Street | New York, NY 10282-2198

Tel: 212-902-1000 | Fax: 212-902-3000

PERSONAL AND CONFIDENTIAL

August 27, 2018

Board of Directors

Aspen Insurance Holdings Limited

141 Front Street

Hamilton HM19 Bermuda

Lady and Gentlemen:

You have requested our opinion as to the fairness from a financial point of view to the holders (other than Highlands Holdings, Ltd.y (“Parent’) and its affiliates) of the outstanding ordinary shares, par value $0.0015144558 per share (the “Ordinary Shares”), of Aspen Insurance Holdings Limited (the “Company”) of the $42.75 in cash per Ordinary Share to be paid to such holders pursuant to the Agreement and Plan of Merger, dated as of August 27, 2018 (the “Agreement”), by and among Parent, Highlands Merger Sub, Ltd., a wholly owned subsidiary of Parent, and the Company.

Goldman Sachs & Co. LLC and its affiliates are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs & Co. LLC and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and. investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Parent, any of their respective affiliates and third parties, including Apollo Global Management, LLC (“Apollo”), an affiliate of Parent, and its affiliates and portfolio companies, or any currency or commodity that may be involved in the transaction contemplated by the Agreement (the “Transaction”). We have acted as financial advisor to the Company in connection with, and have participated in certain of the negotiations leading to, the Transaction. We expect to receive fees for our services in connection with the Transaction, the principal portion of which is contingent upon consummation of the Transaction, and the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. We have provided certain financial advisory and/or underwriting services to the Company and/or its affiliates from time to time for which our Investment Banking Division has received, and may receive, compensation, including having acted as co-manager with respect to a public offering of the Company’s 5.95% Fixed-to-Floating Rate Perpetual Non-Cumulative Preference Shares (aggregate principal amount $250,000,000) in September 2016. We also have provided certain financial advisory and/or underwriting services to Apollo and/or its affiliates and portfolio companies from time to time for which our Investment Banking Division has received, and may receive, compensation, including having acted as financial advisor to Gala Coral Group Limited, a portfolio company of Apollo, in connection with its merger, with Ladbrokes plc in November 2016; as lead arranger with respect to a public offering by Laureate Education Inc., a portfolio company of Apollo, of its 8.250% Senior Notes due 2025 (aggregate principal amount $800,000,000) in April 2017; as joint agent with respect to a term loan facility (aggregate principal amount $2,900,000,000) of West Corporation,’ a portfolio company of Apollo, in October 2017; as financial advisor to EaglePicher Industries Inc., a subsidiary of Vectra Corporation, a portfolio company of Apollo, in connection with its sale in December 2017; as administrative agent, joint lead arranger and joint bookrunner in connection with a term loan facility (aggregate principal amount

Securities and Investment Services Provided by Goldman Sachs & Co. LLC

$2,200,000,000) and revolving credit facility (aggregate principal amount $400,000,000) of VICI Properties Inc., a portfolio company of Apollo, in December 2017; as joint lead arranger and joint bookrunner with respect to a revolving credit facility (aggregate principal amount $3,500,000,000) of Vistra Energy Corp., a portfolio company of Apollo, in December 2017; as joint lead arranger and joint bookrunner with respect to a term loan (aggregate principal amount $4,700,000,000) and revolving credit facility (aggregate principal amount $1,000,000,000) of Caesars Entertainment Corporation, a portfolio company of Apollo, in December 2017; as bookrunner with respect to an initial public offering of 105,000,000 shares of common stock of The ADT Corporation, a portfolio company of Apollo, in January 2018; and as financial advisor to Athora Holding Ltd., a portfolio company of Apollo, in connection with its acquisition of Generali Belgium SA in April 2018. We may also in the future provide financial advisory and/or underwriting services to the Company, Parent, Apollo and their respective affiliates and portfolio companies, as applicable, for which our Investment Banking Division may receive compensation. Affiliates of Goldman Sachs & Co. LLC also may have co-invested with Apollo and its affiliates from time to time and may have invested in limited partnership units of affiliates of Apollo from time to time and may do so in the future.

In connection with this opinion, we have reviewed, among other things, the Agreement; annual reports to shareholders and Annual Reports on Form 10-K of the Company for the five years ended December 31, 2017; certain interim reports to shareholders and Quarterly Reports on Form 10-Q of the Company; certain other communications from the Company to its shareholders; certain publicly available research analyst reports for the Company; and certain internal financial analyses and forecasts for the Company prepared by its management, as approved for our use by the Company (the “Forecasts”). We have also held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial condition and future prospects of the Company; reviewed the reported price and trading activity for the Ordinary Shares; compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the property and casualty insurance and reinsurance industries and in other industries; and performed such other studies and analyses, and considered such other factors, as we deemed appropriate.

For purposes of rendering this opinion, we have, with your consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, us, without assuming any responsibility for independent verification thereof. In that regard, we have assumed with your consent that the Forecasts have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. We have not made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or any of its subsidiaries and we have not been furnished with any such evaluation or appraisal. We are not actuaries and our services did not include any actuarial determination or evaluation by us or any attempt to evaluate actuarial assumptions and we have relied on the Company’s actuaries with respect to reserve adequacy. In that regard, we have made no analysis of, and express no opinion as to, the adequacy of the loss and loss adjustments expenses reserves. We have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the expected benefits of the Transaction in any way meaningful to our analysis. We have assumed that the Transaction will be consummated on the terms set forth in the Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to our analysis.

Our opinion does not address the underlying business decision of the Company to engage in the Transaction, or the relative merits of the Transaction as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax or accounting matters. This opinion addresses only the fairness from a financial point of view to the holders (other than Parent and its affiliates) of Ordinary Shares, as of the date hereof, of the $42.75 in cash per Ordinary Share to be paid to such holders pursuant to the Agreement. We do not express any view on, and our opinion does not address, any other term or aspect of the Agreement or

Transaction or any term or aspect of any other agreement or instrument contemplated by the Agreement or entered into or amended in connection with the Transaction, including the fairness of the Transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons, in connection with the Transaction, whether relative to the $42.75 in cash per Ordinary Share to be paid to the holders (other than Parent and its affiliates) of Ordinary Shares pursuant to the Agreement or otherwise. We are not expressing any opinion as to the impact of the Transaction on the solvency or viability of the Company or Parent or the ability of the Company or Parent to pay their respective obligations when they come due. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Transaction and such opinion does not constitute a recommendation as to how any holder of Ordinary Shares should vote with respect to such Transaction or any other matter. This opinion has been approved by a fairness committee of Goldman Sachs & Co. LLC.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the $42.75 in cash per Ordinary Share to be paid to the holders (other than Parent and its affiliates) of Ordinary Shares pursuant to the Agreement is fair from a financial point of view to such holders.

Very truly yours,

/s/ Goldman Sachs & Co. LLC

(Goldman Sachs & Co. LLC)

Annex C

August 27, 2018

The Board of Directors

Aspen Insurance Holdings Limited

141 Front Street

Hamilton, Bermuda HM 19

Members of the Board of Directors:

You have requested our opinion as to the fairness, from a financial point of view, to the holders of ordinary shares, par value $0.0015144558 per share (the “Company Ordinary Shares”), of Aspen Insurance Holdings Limited (the “Company”) of the consideration to be paid to such holders in the proposed merger (the “Transaction”) of the Company with a wholly-owned subsidiary of Highlands Holdings, Ltd., a Bermuda exempted company (the “Acquiror”). Pursuant to the Agreement and Plan of Merger, dated as of August 27, 2018 (the “Agreement’’), among the Company, the Acquiror and its subsidiary, Highlands Merger Sub, Ltd., a Bermuda exempted company (“Merger Sub”), the Company will become a wholly-owned subsidiary of the Acquiror, and each outstanding Company Ordinary Share, other than Company Ordinary Shares held in treasury or owned by the Acquiror and its affiliates and Dissenting Shares (as defined in the Agreement), will be converted into the right to receive $42.75 per share in cash (the “Consideration”).

In connection with preparing our opinion, we have (i) reviewed a draft dated August 27, 2018 of the Agreement; (ii) reviewed certain publicly available business and financial information concerning the Company and the industries in which it operates; (iii) compared the proposed financial terms of the Transaction with the publicly available financial terms of certain transactions involving companies we deemed relevant and the consideration paid for such companies; (iv) compared the financial and operating performance of the Company with publicly available information concerning certain other companies we deemed relevant and reviewed the current and historical market prices of the Company Ordinary Shares and certain publicly traded securities of such other companies; (v) reviewed certain internal financial analyses and forecasts prepared by or at the direction of the management of the Company relating to its business; and (vi) performed such other financial studies and analyses and considered such other information as we deemed appropriate for the purposes of this opinion.

In addition, we have held discussions with certain members of the management of the Company with respect to certain aspects of the Transaction, and the past and current business operations of the Company, the financial condition and future prospects and operations of the Company, and certain other matters we believed necessary or appropriate to our inquiry.

In giving our opinion, we have relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with us by the Company or otherwise reviewed by or for us. We have not independently verified any such information or its accuracy or completeness and, pursuant to our engagement letter with the Company, we did not assume any obligation to undertake any such independent verification. We have not conducted or been provided with any valuation or appraisal of any assets or liabilities, or conducted any actuarial analysis nor have we evaluated the solvency of the Company, Merger Sub or the Acquiror under any state or federal laws relating to bankruptcy, insolvency or similar matters. In relying on

383 Madison Avenue, New York. New York 10179

J.P. Morgan Securities LLC

financial analyses and forecasts provided to us or derived therefrom, we have assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of the Company to which such analyses or forecasts relate. We express no view as to such analyses or forecasts or the assumptions on which they were based. We have also assumed that the Transaction and the other transactions contemplated by the Agreement will be consummated as described in the Agreement, and that the definitive Agreement will not differ in any material respects from the draft thereof furnished to us. We have also assumed that the representations and warranties made by the Company, Merger Sub and the Acquiror in the Agreement and the related agreements are and will be true and correct in all respects material to our analysis. We are not legal, regulatory, actuarial or tax experts and have relied on the assessments made by advisors to the Company with respect to such issues. We have further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the Company or on the contemplated benefits of the Transaction.

Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise, or reaffirm this opinion. Our opinion is limited to the fairness, from a financial point of view, of the Consideration to be paid to the holders of the Company Ordinary Shares in the proposed Transaction and we express no opinion as to the fairness of any consideration paid in connection with the Transaction to the holders of any other class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the Transaction. Furthermore, we express no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the Transaction, or any class of such persons relative to the Consideration to be paid to the holders of the Company Ordinary Shares in the Transaction or with respect to the fairness of any such compensation.

We have acted as financial advisor to the Company with respect to the proposed Transaction and will receive a fee from the Company for our services, a substantial portion of which will become payable only if the proposed Transaction is consummated. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. Please be advised that during the two years preceding the date of this letter, neither we nor our affiliates have had any other material financial advisory or other material commercial or investment banking relationships with the Company. Please be advised that during the two years preceding the date of this letter, neither we nor our affiliates have had any other material financial advisory or other material commercial or investment banking relationships with either the Acquiror or the Merger Sub. During the two years preceding the date of this letter, we and our affiliates have had commercial or investment banking relationships with Apollo Global Management, L.L.C. (“Apollo”), for which we and such affiliates have received customary compensation. Such services during such period have included acting as joint lead manager on Apollo’s par preferred transaction which closed in March 2017, joint lead manager on Apollo’s senior notes offering which closed in March 2018 and joint lead manager on Apollo’s perpetual preferred transaction which closed in March 2018. During such period, we and our affiliates have provided financial advisory, bank financing and debt and equity underwriting services to portfolio companies of Apollo and its affiliates that are unrelated to the Transaction, for which we and such affiliates have received customary compensation. In addition, during such period, we and our affiliates have provided treasury services to Apollo, for customary compensation. In the ordinary course of our businesses, we and our affiliates may actively trade the debt and equity securities of the Company or affiliates or portfolio companies of Apollo for our own account or for the accounts of customers and, accordingly, we may at any time hold long or short positions in such securities. In addition, we and our affiliates hold, in each case on a proprietary basis, less than 1 % of the outstanding common stock of the Company and 2.91 % of the outstanding membership interests of Apollo.

On the basis of and subject to the foregoing, it is our opinion as of the date hereof that the Consideration to be paid to the holders of the Company Ordinary Shares in the proposed Transaction is fair, from a financial point of view, to such holders.

The issuance of this opinion has been approved by a fairness opinion committee of J.P. Morgan Securities LLC. This letter is provided to the Board of Directors of the Company (in its capacity as such) in connection with and for the purposes of its evaluation of the Transaction. This opinion does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the Transaction or any other matter. This opinion may not be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written approval. This opinion may be reproduced in full in any proxy or information statement mailed to shareholders of the Company but may not otherwise be disclosed publicly in any manner without our prior written approval.

Very truly yours,

J.P. MORGAN SECURITIES LLC

/s/ J.P. Morgan Securities LLC

J.P. Morgan Securities LLC

IMPORTANT SPECIAL GENERAL MEETING INFORMATION Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the methods outlined below to submit your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., AST, on December 9, 2018. Submit a Proxy by Internet • Go to www.envisionreports.com/ahl • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Instruct a Proxy by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in X this example. Please do not write outside the designated areas. Special General Meeting Proxy Card qIF YOU HAVE NOT SUBMITTED A PROXY VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4. 1. To approve an amendment to Aspen’s bye-laws to reduce the shareholder vote required to approve a merger with any third party from the affirmative vote of at least 66% of the voting power of the shares entitled to vote at a meeting of the shareholders to a simple majority of the votes cast at a meeting of the shareholders. 3. To approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to Aspen’s named executive officers in connection with the merger, as described in the proxy statement. B Non-Voting Items Change of Address — Please print new address below. 2. To approve the merger agreement, the statutory merger agreement required in accordance with Section 105 of the Bermuda Companies Act 1981, as amended, and the merger. 4. To approve an adjournment of the special general meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes to approve Proposals 1 or 2 at the special general meeting. Comments — Please print your comments below. C Authorized Signatures — This section must be completed for your proxy to be accepted and counted. Please date and sign below: The signer hereby revokes all proxies heretofore given by the signer to vote at the special general meeting or any adjournment thereof. Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

IF YOU HAVE NOT SUBMITTED A PROXY VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — Aspen Insurance Holdings Limited PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 10, 2018 The undersigned hereby appoints Christopher O’ Kane and Scott Kirk, jointly and severally, as proxies of the undersigned, with full power of substitution and with the authority in each to act in the absence of the other, to vote on behalf of the undersigned, all Ordinary Shares of the undersigned at the Special General Meeting of Shareholders to be held on December 10, 2018, and at any adjournment thereof, upon the subjects described in the proxy materials, subject to any directions indicated below. Your vote is important! Please complete, date, sign and return this form to Aspen Insurance Holdings Limited, Proxy Services C/O Computershare Investor Services P.O. Box 43101 Providence RI 02940-5067, in the accompanying envelope. This proxy when properly signed will be voted in accordance with the instructions, if any, given hereon. If this form of proxy is properly signed and returned but no direction is given, the proxy will vote FOR proposals 1, 2, 3 and 4 listed on the reverse side and in accordance with the proxyholder’s best judgement as to any other business as may properly come before the Special General Meeting. Important Notice Regarding the Availability of Proxy Materials for the Special General Meeting of Shareholders to be Held on December 10, 2018. The proxy statement is available at http://www.envisionreports.com/ahl and at http://www.aspen.co. (Continued on reverse side)

IMPORTANT SPECIAL GENERAL MEETING INFORMATION Using a black ink pen, mark your votes with an X as shown in X this example. Please do not write outside the designated areas. Special General Meeting Proxy Card q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4. For Against Abstain For Against Abstain 1. To approve an amendment to Aspen’s bye-laws to reduce the 2. To approve the merger agreement, the statutory merger shareholder vote required to approve a merger with any third agreement required in accordance with Section 105 of the party from the affirmative vote of at least 66% of the voting Bermuda Companies Act 1981, as amended, and the merger. power of the shares entitled to vote at a meeting of the shareholders to a simple majority of the votes cast at a meeting of the shareholders. 3. To approve, on an advisory (non-binding) basis, the 4. To approve an adjournment of the special general meeting, if compensation that may be paid or become payable to necessary or appropriate, to solicit additional proxies, in the Aspen’s named executive officers in connection with the event that there are insufficient votes to approve Proposals 1 merger, as described in the proxy statement. or 2 at the special general meeting. B Authorized Signatures — This section must be completed for your proxy to be accepted and counted. Please date and sign below: The signer hereby revokes all proxies heretofore given by the signer to vote at the special general meeting or any adjournment thereof. Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1UP X + 02X98B

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — Aspen Insurance Holdings Limited PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 10, 2018 The undersigned hereby appoints Christopher O’ Kane and Scott Kirk, jointly and severally, as proxies of the undersigned, with full power of substitution and with the authority in each to act in the absence of the other, to vote on behalf of the undersigned, all Ordinary Shares of the undersigned at the Special General Meeting of Shareholders to be held on December 10, 2018, and at any adjournment thereof, upon the subjects described in the proxy materials, subject to any directions indicated below. Your vote is important! Please complete, date, sign and return this form to Aspen Insurance Holdings Limited, Proxy Services C/O Computershare Investor Services P.O. Box 43101 Providence RI 02940-5067, in the accompanying envelope. This proxy when properly signed will be voted in accordance with the instructions, if any, given hereon. If this form of proxy is properly signed and returned but no direction is given, the proxy will vote FOR proposals 1, 2, 3 and 4 listed on the reverse side and in accordance with the proxyholder’s best judgement as to any other business as may properly come before the Special General Meeting. Important Notice Regarding the Availability of Proxy Materials for the Special General Meeting of Shareholders to be Held on December 10, 2018. The proxy statement is available at http://www.edocumentview.com/ahl and at http://www.aspen.co. (Continued on reverse side)

IMPORTANT SPECIAL GENERAL MEETING INFORMATION Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the methods outlined below to submit your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., AST, on December 9, 2018. Submit a Proxy by Internet • Go to www.envisionreports.com/ahl • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Instruct a Proxy by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in X this example. Please do not write outside the designated areas. Special General Meeting Proxy Card qIF YOU HAVE NOT SUBMITTED A PROXY VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + A Proposals — The Board of Directors recommends a vote FOR Proposals 2 and 4. For Against Abstain 2. To approve the merger agreement, the statutory merger agreement required in accordance with Section 105 of the Bermuda Companies Act 1981, as amended, and the merger. 4. To approve an adjournment of the special general meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes to approve Proposals 1 or 2 at the special general meeting. B Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. C Authorized Signatures — This section must be completed for your proxy to be accepted and counted. Please date and sign below: The signer hereby revokes all proxies heretofore given by the signer to vote at the special general meeting or any adjournment thereof. Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1UP X + 02XIQB

IF YOU HAVE NOT SUBMITTED A PROXY VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy for Preference Shares — Aspen Insurance Holdings Limited PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 10, 2018 The undersigned hereby appoints Christopher O’ Kane and Scott Kirk, jointly and severally, as proxies of the undersigned, with full power of substitution and with the authority in each to act in the absence of the other, to vote on behalf of the undersigned, all Preference Shares of the undersigned at the Special General Meeting of Shareholders to be held on December 10, 2018, and at any adjournment thereof, upon the subjects described in the proxy materials, subject to any directions indicated below. Your vote is important! Please complete, date, sign and return this form in the accompanying envelope. This proxy when properly signed will be voted in accordance with the instructions, if any, given hereon. If this form of proxy is properly signed and returned but no direction is given, the proxy will vote FOR proposals 2 and 4 listed on the reverse side and in accordance with the proxyholder’s best judgement as to any other business as may properly come before the Special General Meeting. Important Notice Regarding the Availability of Proxy Materials for the Special General Meeting of Shareholders to be Held on December 10, 2018. The proxy statement is available at http://www.envisionreports.com/ahl and at http://www.aspen.co. (Continued on reverse side)